PROSPECTUS

April 30, 2013

SALIENT ALTERNATIVE STRATEGIES I FUND

Shares of Beneficial Interest

	The Fund’s Price to Public (1)	Proceeds to The Fund (2)(3)
Per Share	At Current NAV	Amount Invested at Current NAV

Total	$426,808,951	$426,808,951

(1) Shares are continuously offered at current net asset value (“NAV”), which will vary. Generally, the minimum initial investment in Shares by an investor is $25,000 and subsequent investments must be at least $10,000. These minimums may be reduced for certain investors. Certain intermediaries, as described below, may impose higher minimums.

(2) Assumes sale at the NAV of all Shares currently registered.

(3) See “Plan of Distribution” regarding distribution-related compensation.

Salient Alternative Strategies I Fund (the “Fund”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified closed-end management investment company. The Fund is a feeder fund that invests substantially all of its investable assets in Salient Alternative Strategies Master Fund, a Delaware statutory trust (the “Master Fund”). As discussed below, the Fund’s objective is to seek to generate returns that are marked by relatively moderate volatility as measured by annualized standard deviation and relatively low correlation to equity and other “risk” markets. The Master Fund allocates investments among a number of investment styles and strategies and invests both indirectly and directly. The Master Fund invests indirectly through a number of investment managers (“Investment Managers”), generally through investments in a number of private investment vehicles (“Investment Funds”) managed by the Investment Managers, and directly by means of individual investments. Salient Advisors, L.P. (the “Adviser”) is the investment adviser to the Fund.

Salient Capital, L.P. (the “Distributor”) acts as the distributor of shares of beneficial interest (“Shares”) of the Fund on a reasonable best efforts basis, subject to various conditions. The Fund’s Shares may be purchased through the Distributor, broker-dealers that have entered into selling agreements with the Distributor (“Selling Agents”), or registered investment advisers (“RIAs”) that have entered into an arrangement with the Distributor. Neither the Distributor nor any Selling Agents or RIAs are obligated to buy from the Fund any of the Shares. There is no minimum aggregate amount of Shares of the Fund required to be purchased in the offering. In consideration for investor services and administrative assistance, the Fund pays the Adviser, as servicing agent, a quarterly fee based on the average month-end net assets of the Fund over the course of the applicable quarter in the amount of 0.25% (on an annualized basis) of the Fund’s average month-end net assets, payable quarterly in arrears. The Adviser or its affiliates may pay from their own resources compensation to the Selling Agents or RIAs in connection with placement of Shares or servicing of investors. These arrangements may result in receipt by the Selling Agents and their personnel (who themselves may receive all or a substantial part of the relevant payments) or RIAs (Selling Agents and RIAs together an “Intermediary”) of compensation in excess of that which otherwise would have been paid in connection with their placement of shares of a different investment fund. A prospective investor with questions regarding these arrangements may obtain additional detail by contacting his, her or its Intermediary directly. Prospective investors also should be aware that these payments could create incentives on the part of an Intermediary to view the Fund more favorably relative to investment funds not making payments of this nature or making smaller such payments.

This Prospectus provides the information that a prospective investor should know about the Fund before investing. You are advised to read this Prospectus carefully and retain it for future reference. Additional information about the Fund, including the statement of additional information (“SAI”) dated April 30, 2013 has been filed with the U.S. Securities and Exchange Commission (the “SEC”). The SAI and the Fund’s annual and semiannual reports are available upon request and without charge by visiting the Fund’s website

i

(http://www.salientpartners.com), SEC’s website (http://www.sec.gov) or by writing to the Fund at 4265 San Felipe, Suite 800, Houston, TX 77027 or by calling the Fund toll-free at 1-800-725-9456. Investors may also make written or telephonic inquiries or request other information about the Fund at this address and telephone number. The SAI is incorporated by reference into this Prospectus in its entirety. The table of contents of the SAI appears on page 68 of this Prospectus. The address of the SEC’s Internet site is provided solely for the information of prospective investors and is not intended to be an active link.

An investment in the Fund involves a high degree of risk. It is possible that a Shareholder may lose some or all of his, her or its investment and that the Fund may not achieve its investment objective. In making an investment decision, a prospective shareholder must rely upon his, her or its own examination of the Fund and the terms of the offering, including the merits and risks involved in an investment in the Fund’s Shares described in this Prospectus.

The Fund’s Shares are subject to substantial restrictions on transferability and resale, and may not be transferred or resold except as permitted under the Fund’s organizational instrument, the Securities Act of 1933, as amended (the “Securities Act”), and applicable state securities laws, pursuant to registration or exemption from these provisions. To provide a limited degree of liquidity to Shareholders, the Fund may from time to time offer to repurchase Shares pursuant to written tenders by Shareholders. Repurchases will be made at such times, in such amounts, and on such terms as may be determined by the Fund’s Board of Trustees (the “Board”), in its sole discretion. However, shareholders do not have the right to require the Fund to redeem any or all of their Shares in the Fund.

The Fund’s Shares have not been approved or disapproved by the SEC or any other U.S. federal or state governmental agency or regulatory authority or any securities exchange. No agency, authority, or exchange has passed upon the accuracy or adequacy of this Prospectus or the merits of an investment in the Fund’s Shares. Any representation to the contrary is a criminal offense.

April 30, 2013

To All Prospective Investors

No person has been authorized to make any representations concerning the Fund that are inconsistent with those contained in this Prospectus. Prospective investors should not rely on any information not contained in this Prospectus, the SAI or the accompanying exhibits. This Prospectus is intended solely for the use of the person to whom it has been delivered for the purpose of evaluating a possible investment by the recipient in the Shares of the Fund and is not to be reproduced or distributed to any other persons (other than professional advisers of the prospective investors receiving this document). Prospective investors should not construe the contents of this Prospectus as legal, tax or financial advice. Each prospective investor should consult his, her or its own professional advisers as to the legal, tax, financial or other matters relevant to the suitability of an investment in the Fund.

An investment in the Fund involves a high degree of risk. It is possible that a Shareholder may lose some or all of his, her or its investment and that the Fund may not achieve its investment objective. Before making an investment decision, a prospective investor and/or a prospective investor’s adviser should: (i) consider the suitability of this investment with respect to the prospective investor’s investment objectives and personal situation; and (ii) consider factors such as the prospective investor’s personal net worth, income, age, risk tolerance and liquidity needs. Short-term prospective investors, prospective investors with immediate liquidity needs and prospective investors who cannot bear the loss of some or all of their investment or the risks associated with the limited liquidity of an investment in the Fund should not invest in the Fund.

Fund Shares are not deposits or obligations of, or guaranteed or endorsed by, any bank or other insured depository institution, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

You should rely only on the information contained in this Prospectus. The Fund has not authorized anyone to provide you with different information. The Fund is not making an offer of its Shares in any state or other jurisdiction where the offer is not permitted. You should not assume that the information provided by this Prospectus is accurate as of any date other than the date on the front of this Prospectus. The Fund is required to supplement this Prospectus to disclose any material changes in the information provided herein.

For a discussion of certain risk factors and special considerations with respect to owning Fund Shares, see the “General Risks,” “Special Risks of the Fund of Funds Structure,” and “Investment Related Risks” sections of this Prospectus.

SUMMARY

This is only a summary and does not contain all of the information that you should consider before investing in the Fund. Before investing in the Fund, you should carefully read the more detailed information appearing elsewhere in this Prospectus and the SAI.

THE FUND AND THE MASTER FUND

The Fund is a Delaware statutory trust, registered under the 1940 Act and classified as a non-diversified, closed-end management investment company. The Fund invests substantially all of its investable assets in the Master Fund. The Master Fund also is a Delaware statutory trust registered under the 1940 Act and classified as a non-diversified, closed-end management investment company. The Master Fund has the same investment objective as the Fund, and allocates its assets among a number of Investment Funds, securities and other investments. The Fund and the Master Fund are each managed by Salient Advisors, L.P., a Texas limited partnership registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Adviser is also registered with the Commodities Futures Trading Commission (“CFTC”) as a commodity pool operator and commodities trading advisor and is a member of the National Futures Association. The address of the Fund, the Master Fund and Adviser is 4265 San Felipe, Suite 800, Houston, Texas 77027, the Fund’s website is http://www.salientpartners.com, and the telephone number is: 1-800-725-9456.

For convenience, references to the Fund may include the Master Fund as the context requires. Also, the Master Fund’s investments may be referred to as investments with Investment Managers or Investment Funds.

INVESTMENT OBJECTIVE AND STRATEGY

The Fund’s objective is to seek to generate returns that are marked by relatively moderate volatility as measured by annualized standard deviation and relatively low correlation to equity and other “risk” markets. The strategy used for the Fund is to invest its assets, through the Master Fund, across a variety of Investment Funds and individual securities, swaps and/or other derivatives such as forwards and futures with the goal of generating returns that have lower volatility than equity markets and relatively low correlation to equity markets. Such a strategy contrasts with strategies that depend more heavily on market directionality to generate returns. See “INVESTMENT OBJECTIVE.”

INVESTMENT PROGRAM

To achieve its objective, the Fund, through the Master Fund, generally allocates assets to the Investment Funds, managed by a group of Investment Managers identified by the Adviser, or to individual securities, swaps and/or other derivatives such as forwards and futures. These Investment Funds, securities and other investments may be exposed to a variety of underlying markets including fixed income, equity, commodities and currencies, and, in the case of Investment Funds, may not be freely tradable and/or may have substantial transfer restrictions and no active trading market, but have certain rights as to redemption.

Styles and Strategies. The strategies employed through Investment Funds as well as directly fall into four primary categories (“Styles”) and several secondary categories (“Strategies”). Each Style may include Strategies that are not listed below. These Styles and Strategies are:

Top-Down Alpha Style. These Strategies are designed to extract “Top-Down” alpha or excess return from certain markets or sub-markets (as opposed to generating return through analysis at an individual security level) and include:

•   Global Macro

•   Global Tactical Asset Allocation (“GTAA”)

•   Commodity Trading Advisors (“CTAs”) or Managed Futures

Bottom-Up Alpha Style. These Strategies are generally “relative value” in nature and are designed to profit from changes in the prices of two or more securities relative to one another. Strategies are categorized as follows:

•   Equity Market Neutral or Statistical Arbitrage

•   Capital Structure Arbitrage or Credit Relative Value

•   Volatility Arbitrage or Convertible Arbitrage

•   Commodity Relative Value

•   Other Relative Value

Tactical Credit Style. These Strategies consist of long-only, lower cost exposure to certain credit markets and include:

•   Emerging Market Debt

•   Corporate Credit

•   Other Credit

Event-Driven Style. Strategies within the Event-Driven Style are designed to profit from changes in the prices of securities of companies facing a major corporate event. These include:

•   Merger or Risk Arbitrage

•   Distressed or Special Situations

•   Other Event-Driven

Direct Investments. The Master Fund makes certain direct investments other than through investment in Investment Funds and uses derivatives (including swaps, forwards and futures). Derivatives are used to replicate certain Styles and Strategies traditionally employed by Investment Funds, for example, by employing a rules-based methodology. The Master Fund may access these investment strategies through a variety of means, which principally include use of such instruments as total returns swaps (for example, in cases where banks have created rules-based indices that replicate certain investment strategies, or certain Investment Fund returns or Strategies), or directly trading certain Strategies using forwards and/or futures, including commodities futures. The Adviser may utilize such investments, rather than investing through Investment Funds, where it believes it can potentially increase the total return to investors in a lower fee manner than a traditional Investment Fund fee structure. The Master Fund may make certain of its investments by investing in Salient Alternative Strategies Offshore Fund Ltd., a wholly-owned and controlled subsidiary of the Master Fund, organized under the laws of the Cayman Islands (the “Subsidiary”), as described more fully in “INVESTMENT STRATEGIES” below. The Master Fund also may use investment in exchange-traded funds (“ETFs”) in place of certain Investment Funds or as complements to certain Strategies.

Additional information regarding the strategies utilized by the Master Fund and the Investment Funds is set forth under “INVESTMENT STRATEGIES.” There can be no assurance that the Fund’s investment objective will be achieved or that its portfolio design and risk monitoring strategies will be successful.

Investment Limits. At the time of investment, the Adviser will invest no more than 20% of the Master Fund’s net assets in any one Investment Fund, and no more than 25% of the Master Fund’s total assets in the Subsidiary.

The Fund’s investment objective is non-fundamental and may be changed by the Board without the approval of Shareholders. Except as otherwise stated in this Prospectus and as set forth in the SAI, the investment policies, ranges, strategies and restrictions of the Fund are not fundamental and may be changed by the Board without the approval of the Shareholders.

Tax Code Compliance. The Fund and the Master Fund are registered investment companies under the 1940 Act and each has elected, and each intends to continue to qualify, to be treated as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). To qualify as a RIC under the Code, the Fund and the Master Fund must, among other things: (i) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies, and net income from interests in “qualified publicly traded partnerships” (as defined in the Code); and (ii) diversify its holdings so that, at the end of each quarter of each taxable year: (A) at least 50% of the market value of its assets is represented by cash, cash items, U.S. government securities, securities of other RICs, and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer; and (B) not more than 25% of the market value of the Fund’s total assets is invested in the securities (other than U.S. government securities and the securities of other RICs) of: (1) any one issuer; (2) any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses; or (3) any one or more “qualified publicly traded partnerships.” The Fund’s investment in the Master Fund satisfies these requirements because the Master Fund is a RIC. The Master Fund’s investment in the Subsidiary may not exceed 25% of the market value of the Master Fund’s total assets at the time of the Master Fund’s investment.

Investment Fund Selection and Due Diligence Process. It is the responsibility of the Adviser to research and identify Investment Managers, to satisfy itself as to the suitability of the terms and conditions of the Investment Funds and to allocate or reallocate the Fund’s assets among Investment Managers. The Adviser employs an approach to investing that seeks to combine in-depth research and recommendations with portfolio management, risk management, due diligence and management oversight. The Adviser allocates the Fund’s assets among Investment Managers using the diverse knowledge and experiences of the members of its Investment Committee (as defined below) to assess the capabilities of the Investment Managers and to determine an appropriate mix of Investment Funds. As discussed below, the Adviser relies upon its Investment Committee to identify potential Investment Fund investments, with one person being designated as having day-to-day investment oversight responsibility for the Fund.

The Adviser employs a multi-step process in which the Adviser develops a pool of Investment Funds to consider for investment. The Adviser sources potential Investment Funds on an ongoing basis and generates a list of Investment Funds that might qualify for investment by the Fund. The Investment Committee will identify potential Investment Funds based on quantitative, qualitative, or other due diligence criteria. The list of potential Investment Funds is reduced to a more manageable number of higher quality funds by running proprietary screens on the group of Investment Funds that rank such Investment Funds on an overall Style and Strategy basis. Each of the top Investment Funds based on these screens (the “Qualified Pool”) is then subjected to qualitative due diligence, which typically begins with a review of marketing materials and a teleconference with one or more members of such

Investment Fund’s investment and/or investment relations teams. The Adviser then meets with representatives of such Investment Funds and weighs the quantitative and qualitative results of the due diligence process before deciding to invest, remove such Investment Fund from the Qualified Pool, or leave such Investment Fund in the Qualified Pool for future consideration. Once a pool of one or more potential Investment Funds has been identified and approved for investment by the Investment Committee, the Investment Committee then determines an allocation for the Fund’s assets across the pool.

Ongoing due diligence includes review of monthly performance and monthly reports (if available) from each Investment Fund as well as conference calls and in-person meetings with Investment Fund personnel.

See “INVESTMENT STRATEGIES,” “OVERVIEW OF INVESTMENT PROCESS, DUE DILIGENCE AND MANAGER SELECTION” and “TAX ASPECTS.”

POTENTIAL BENEFITS OF INVESTING IN THE FUND

The investment objective of the Fund is to seek to generate returns that are marked by relatively moderate volatility as measured by annualized standard deviation and relatively low correlation to equity and other “risk” markets. The Fund will seek to achieve its investment objective by investing in Investment Funds and employing direct investment strategies and styles often employed by Investment Managers of Investment Funds.

An investment in the Fund enables investors to invest with Investment Managers whose services generally are not available to the investing public or who otherwise may place stringent restrictions on the number and type of persons whose money they will manage. An investment in the Fund also enables investors to invest with a number of Investment Managers without incurring the high minimum investment requirements that Investment Managers typically impose on single investors. Investment Funds in which the Master Fund may invest also may close to new investors from time to time. If the Master Fund has previously invested in an Investment Fund that has closed, an investor would nevertheless be able to invest indirectly in such Investment Fund by investing in the Fund. Investors may also benefit from preferred terms such as lower fees or better liquidity from certain Investment Funds, as negotiated by the Adviser.

In addition to potentially benefiting from the Investment Managers’ individual investment strategies, the Fund as a whole should achieve the benefits of exposure to a number of different investment strategies and Investment Managers. By investing through multiple Investment Managers, as well as directly, the Fund may reduce the volatility inherent in a direct investment with a single Investment Manager.

BORROWING AND USE OF LEVERAGE BY THE FUND AND THE MASTER FUND

The Fund may borrow money to purchase portfolio securities and for portfolio management purposes. The Fund and the Master Fund may also borrow money to pay operating expenses, including, without limitation, investment management fees or to fund repurchases of Shares or facilitate distributions. Under the 1940 Act, neither the Fund nor the Master Fund is permitted to borrow for any purposes if, immediately after such borrowing, the Fund would have an asset coverage ratio (as defined in the 1940 Act) of less than 300% with respect to indebtedness or less than 200% with respect to preferred stock. The 1940 Act also provides that neither the Fund nor the Master Fund may declare distributions, or purchase its stock (including through repurchase offers) if, immediately after doing so, it will have an asset coverage ratio of less than 300% for indebtedness or 200% for preferred stock. Under the 1940 Act, certain short-term borrowings (such as for the purpose of meeting repurchases, for bridge financing of investments in Investment Funds or for cash management purposes) if: (i) repaid within 60 days; (ii) not extended or renewed; and (iii) which are not in excess of 5% of the total assets of the Fund, are not considered the use of investment leverage. In addition to borrowing money, the Fund may also incur economic leverage via the use of derivatives and short sales. Borrowing restrictions generally do not apply to Investment Funds that are not registered under the 1940 Act.

See “BORROWING AND USE OF LEVERAGE BY THE FUND AND THE MASTER FUND.”

BOARD OF TRUSTEES

The Fund has a Board of Trustees (each member thereof a “Trustee” and, collectively, the “Board”) that has overall responsibility for monitoring and overseeing the Fund’s investment program and its management and operations. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act) of the Fund, the Master Fund or the Adviser (“Independent Trustees”).

See “MANAGEMENT OF THE FUND.”

MANAGEMENT

The Board has the overall responsibility for the management and supervision of the business operations of the Fund. Under the supervision of the Board and pursuant to an investment management agreement (“Investment Management Agreement”), the Adviser, an investment adviser registered under the Advisers Act, serves as the Fund’s investment adviser. The Adviser also serves as investment adviser to the Master Fund pursuant to a separate investment management agreement. Subject to policies adopted by the Board and applicable law, the Adviser is responsible for the day-to-day management of the Fund and for the allocation of the Master Fund’s assets to various Investment Funds.

The Adviser, which is a Texas limited partnership, is owned by Salient Partners, L.P. (“Salient”), a Houston-based investment firm that advises or consults on over $17.9 billion in assets as of December 31, 2012. The Investment Committee oversees the investments of the Fund. The Investment Committee meets monthly and acts by majority vote of those members attending a meeting at which a quorum is present, or by unanimous written consent. A quorum consists of a majority of the members of the Investment Committee. The Investment Committee is comprised of John A. Blaisdell, Lee G. Partridge and Jeremy L. Radcliffe. Mr. William K. Enszer has the day-to-day investment oversight responsibility for the Fund. The Adviser’s investment professionals will devote such time to the ongoing operations of the Fund and the Master Fund as they deem appropriate in order to implement and monitor their investment program.

See “MANAGEMENT OF THE FUND.”

FEES AND EXPENSES

The Fund bears its own operating expenses (including, without limitation, offering costs), and a pro rata portion of the operating expenses of the Master Fund and indirectly its proportionate share of expenses of Investment Funds. A more detailed discussion of the Fund’s expenses can be found under “FUND EXPENSES.”

Investment Management Fee. The Master Fund will pay the Adviser a monthly investment management fee equal to 0.75% (on an annualized basis) of its average month-end net assets, accrued monthly and payable quarterly in arrears (the “Investment Management Fee”). So long as the Fund invests all of its investable assets in the Master Fund, the Fund will not directly pay the Adviser an investment management fee. The Subsidiary will not pay an investment management fee.

See “INVESTMENT MANAGEMENT FEE.”

Administration and Servicing Fees. Citi Fund Services Ohio, Inc., serves as the independent administrator of the Fund and the Master Fund (“Independent Administrator”). The Independent Administrator performs certain administration, accounting, recordkeeping, and investor services for the Fund.

In consideration for these services, the Fund bears its share of the Independent Administrator’s monthly administration fee (the “Administration Fee”), which is based on the month-end net assets of the Master Fund. In addition, the Independent Administrator charges fees for legal, transfer agency, compliance, and certain other services, and is entitled to reimbursement of certain expenses. The Adviser also acts as servicing agent to the Fund (“Servicing Agent”), whereby it provides or procures certain Shareholder servicing and administrative assistance. Investor servicing entails the provision of personal, continuing services to investors in the Fund and administrative assistance. The Servicing Agent may, in turn, retain certain parties to act as sub-administrative servicing agents to assist with investor servicing and administration. The Fund compensates the Servicing Agent for providing or procuring these services and, when the Servicing Agent employs sub-administrative servicing agents, the Servicing Agent compensates such sub- agents out of its own resources.

In consideration for investor services and administrative assistance, the Fund pays the Adviser, as Servicing Agent, a quarterly servicing fee (“Administrative Servicing Fee”) based on the average month-end net assets of the Fund over the course of the applicable quarter. The Administrative Servicing Fee for the Fund equals 0.25% (on an annualized basis) of the Fund’s average month-end net assets, payable quarterly in arrears. The Administrative Servicing Agent may engage one or more sub-administrative servicing agents (each, a “Sub-Administrative Servicing Agent”) to provide some or all of the services. Compensation to any Sub-Administrative Servicing Agent is paid by the Adviser as Servicing Agent. The Adviser or its affiliates also may pay a fee out of their own resources to Sub-Administrative Servicing Agents.

Although the Administrative Servicing Fee is paid for the provision of ongoing investor services, and administrative services, and is intended primarily for such services, to any extent that such fee could be considered to support the distribution of the Fund, investors would be paying for distribution of Fund interests out of the Fund’s assets. To any extent that the Administrative Servicing Fee could be considered to support distribution of the Fund, the Adviser would not have to pay such expenses from its own resources, which is an incentive to maintain such fees and considered a conflict of interest. See “CONFLICTS OF INTEREST.”

See “ADMINISTRATION.”

Custodian. JPMorgan Chase Bank, National Association. (the “Custodian”) serves as custodian for the Master Fund. Pursuant to a custodian agreement (“Custodian Agreement”), the Custodian maintains custody of the Master Fund’s assets and is paid a fee for such services. The Custodian also charges for transaction related costs and is entitled to reimbursement of certain expenses.

THE OFFERING

The Fund is offering Shares through the Distributor and through broker-dealer Selling Agents that have entered into selling agreements with the Distributor, as well as through RIAs that have entered into an arrangement with the Distributor to offer Shares. Shares are offered and may be purchased on a monthly basis or at such other times as may be determined by the Board. The Board may discontinue the Fund’s accepting purchase orders at any time.

As discussed below, Shares will be sold at the then-current net asset value per Share as of the date on which the purchase order is accepted. Neither the Distributor nor any Selling Agent is obligated to buy the Fund’s Shares. There is no minimum aggregate amount of Shares of the Fund required to be purchased in the offering. To the extent that substantial numbers of investors have a relationship with a particular Intermediary, such entity may have the ability to influence investor behavior, which could positively or negatively affect the Fund.

The Adviser or its affiliates also may pay from their own resources additional compensation to Intermediaries in connection with placement of Shares or servicing of Shareholders. These arrangements may result in receipt by the Intermediaries and their personnel (who themselves may receive all or a substantial part of the relevant payments) of compensation in excess of that which otherwise would have been paid in connection with their placement of shares of a different investment fund. A prospective investor with questions regarding these arrangements may obtain additional detail by contacting his, her or its Intermediary directly. Prospective investors also should be aware that these payments could create incentives on the part of an Intermediary to view the Fund more favorably relative to investment funds not making payments of this nature or making smaller such payments. Such payments may be different for different Intermediaries.

Intermediaries may in addition charge a fee for their services in conjunction with an investment in the Fund and/or maintenance of investor accounts. Such a fee will be in addition to any fees charged or paid by the Fund and will reduce the amount of an investor’s investment in the Fund. The payment of any such fees, and their impact on a particular investor’s investment returns, would not be reflected in the returns of the Fund. Investors should direct any questions regarding such fees to the relevant Intermediary.

See “PLAN OF DISTRIBUTION” and “PURCHASING SHARES.”

INVESTOR SUITABILITY

An investment in the Fund involves substantial risks. It is possible that a Shareholder may lose some of the Shareholder’s investment and that the Fund may not achieve its investment objective. In addition, an investment in the Fund is not liquid and investors should provide for adequate liquidity outside of their investment in the Fund to meet their foreseeable liquidity needs. Before making an investment decision, a prospective investor and/or a prospective investor’s adviser should: (i) consider the suitability of this investment with respect to the prospective investor’s personal investment objectives and individual situation; and (ii) consider factors such as the prospective investor’s personal net worth, income, age, risk tolerance and liquidity needs. See “RISK FACTORS.”

Short-term investors, prospective investors with immediate liquidity needs and investors who cannot bear the loss of some or all of their investment and/or the risks associated with a lack of liquidity should not invest in the Fund.

ELIGIBLE INVESTORS

Investors who meet the qualifications set forth in this Prospectus are referred to as “Eligible Investors.” Generally, prospective investors are those who: (i) compensate their financial intermediaries directly for their services (for example, investors participating in a “wrap fee” or similar account with their intermediary); (ii) purchase Shares through a broker-dealer investment platform or similar financial intermediary; or (iii) in the case of certain institutional investors, invest directly through their financial intermediary (for example, a pension or similar institutional investor advised by a separately retained consultant or other intermediary). An individual is an Eligible Investor if such individual: (i) has a net worth (or a joint net worth with that person’s spouse) immediately prior to the time of purchase in excess of $1 million; or (ii) an individual who has income in excess of $200,000 (or joint income with the investor’s spouse in excess of $300,000) in each of the two preceding years and has a reasonable expectation of reaching the same income level in the current year. For purposes of determining net worth, an investor’s primary residence shall be excluded from both total assets and total liabilities, except that liabilities attached to such residence should be included in total liabilities to the extent that: (i) such liabilities exceed fair market value of such residence;

or (ii) any such liability was incurred within 60 days of the subscription date of your Fund investment (e.g., as a result of a second mortgage or a home equity loan), unless such indebtedness was incurred in connection with the purchase of such residence. Other eligible investor standards applicable to companies and other investors are set forth in the application. Investors who meet the qualifications set forth in this Prospectus and the application are referred to as Eligible Investors. In addition, Shares are being offered only to investors that are U.S. persons for U.S. federal income tax purposes.

See “ELIGIBLE INVESTORS.”

PURCHASING SHARES

Shares are generally available for purchase as of the first business day of each calendar month, except that Shares may be made available for purchase more or less frequently, as determined by the Board in its sole discretion. The minimum initial investment in the Fund by any investor is $25,000, and the minimum additional investment in the Fund by any investor is $10,000. However, the Fund, in its sole discretion, may accept additional investments below the stated minimum additional investment. Certain Intermediaries may impose higher minimums.

A prospective investor is required to complete and submit the correct investor application signature pages (“Application Agreement Signature Pages”), satisfy the investor eligibility standards set forth therein and to transfer funds on or prior to the acceptance date set by the Fund and communicated to prospective investors in order to be permitted to invest in the Fund. The Fund reserves the right to reject in whole or in part, in its sole discretion, any request to purchase Shares at any time. The Fund also reserves the right to suspend or terminate the availability for purchase of Shares at any time. Existing Shareholders who seek to purchase additional Shares are required to qualify as Eligible Investors and to complete additional application Signature Pages prior to the additional purchase. Additional information regarding the investment process is set forth under “PURCHASING SHARES.”

Investments in the Fund are not subject to a sales load. The Adviser or its affiliates may pay a fee out of their own resources to Intermediaries. Intermediaries may charge a fee for their services in conjunction with an investment in the Fund and/or maintenance of investor accounts. Such a fee will be in addition to any fees charged or paid by the Fund and will reduce the amount of an investor’s initial or subsequent investment in the Fund. The payment of any such fees, and their impact on a particular investor’s investment returns, would not be reflected in the returns of the Fund. Investors should direct any questions regarding such fees to the relevant Selling Agent.

See “PURCHASING SHARES,” “PLAN OF DISTRIBUTION” and “ADMINISTRATION.”

CLOSED-END FUNDS; LIMITATIONS ON LIQUIDITY

The Fund and the Master Fund have been organized as closed-end management investment companies. Closed-end funds differ from open-end management investment companies, commonly known as mutual funds, in that closed-end fund shareholders do not have the right to redeem their shares on a daily basis. In order to meet daily redemption requests, mutual funds are subject to more stringent regulatory limitations than closed-end funds. In particular, a mutual fund generally may not invest more than 15% of its assets in illiquid securities. However, private investment funds or hedge funds (actively managed portfolios of investments that use advanced investment strategies such as leveraged, long, short and derivative positions with the goal of generating high returns either in an absolute sense or relative to a market benchmark), such as the Investment Funds, are often illiquid. For this reason, the Fund and the Master Fund are organized as closed-end funds. See “RISK FACTORS.”

The Investment Funds in which the Master Fund invests may have limitations on withdrawals, such as quarterly withdrawals with notice provisions or even more limited withdrawal rights. The Fund’s and Master Fund’s portfolios are not subject to any minimum liquidity requirement imposed by the 1940 Act. However, to manage the Master Fund’s liquidity and comply with the Code, the Adviser will cause the Master Fund to structure its portfolio such that the Master Fund meets the tests under the Code discussed above.

THE ADVISER WILL STRUCTURE THE MASTER FUND’S PORTFOLIO IN A MANNER THAT THE ADVISER REASONABLY BELIEVES WILL ENABLE IT TO MAKE PERIODIC REPURCHASE OFFERS FOR SHARES. HOWEVER, THIS SHOULD NOT BE CONSTRUED BY SHAREHOLDERS OR PROSPECTIVE INVESTORS TO MEAN THAT THE FUND PROVIDES INVESTORS WITH LIQUIDITY. THE SHARES WILL NOT BE LISTED ON ANY SECURITIES EXCHANGE AND IT IS NOT ANTICIPATED THAT A SECONDARY MARKET FOR SHARES WILL DEVELOP. THE SHARES ARE SUBJECT TO SUBSTANTIAL RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE DECLARATION OF TRUST OF THE FUND. ALTHOUGH the FUND EXPECTS TO OFFER TO REPURCHASE SHARES FROM TIME TO TIME, AT THE DISCRETION OF THE BOARD, SHARES WILL NOT BE REDEEMABLE AT A SHAREHOLDER’S OPTION, NOR WILL THEY BE EXCHANGEABLE FOR SHARES OR INTERESTS OF ANY OTHER FUND. AS A RESULT, AN INVESTOR MAY NOT BE ABLE TO SELL OR OTHERWISE LIQUIDATE HIS, HER OR ITS SHARES. THE SHARES ARE APPROPRIATE ONLY FOR THOSE INVESTORS WHO DO NOT REQUIRE A LIQUID INVESTMENT AND WHO ARE AWARE OF THE RISKS INVOLVED IN INVESTING IN THE FUND. TO THE EXTENT THAT AN INVESTOR REQUIRES THAT A PORTION OF ITS INVESTMENT PORTFOLIO PROVIDE LIQUIDITY, SUCH PORTION SHOULD NOT BE INVESTED IN THE FUND. SEE “SPECIAL RISKS OF THE FUND OF FUNDS STRUCTURE – INVESTMENT FUNDS’ SECURITIES ARE GENERALLY ILLIQUID.”

See “LIMITATIONS ON LIQUIDITY,” “REPURCHASES OF SHARES” and “TRANSFERS OF SHARES.”

REPURCHASES OF SHARES

No Shareholder will have the right to require the Fund to redeem his, her or its Shares (or any portion thereof). The Fund from time to time may offer to repurchase Shares pursuant to written tenders by the Shareholders. These repurchases are made at such times and on such terms as may be determined by the Board from time to time in its sole discretion. The Fund may elect to repurchase less than the full amount that a Shareholder requests to be repurchased. If a repurchase offer is oversubscribed by Shareholders who tender Shares, the Fund may repurchase a pro rata portion of the Shares tendered by each Shareholder, extend the repurchase offer, or take any other action with respect to the repurchase offer permitted by applicable law. In addition, the Fund has the right to repurchase Shares of Shareholders if the Fund determines that the repurchase is in the best interest of the Fund or upon the occurrence of certain events specified in the Fund’s Declaration of Trust.

In determining whether the Fund should offer to repurchase Shares pursuant to repurchase requests, the Board may consider, among other things, the recommendation of the Adviser as well as a variety of other operational, business, legal and economic factors. The Adviser expects that it will recommend to the Board that the Fund offer to repurchase Shares with a Valuation Date (as defined below in “REPURCHASES OF SHARES”) quarterly on or about March 31, June 30, September 30 and December 31 of each year. The Board may, under certain circumstances, elect to postpone, suspend or terminate an offer to repurchase Shares.

A Shareholder who tenders some but not all of his, her or its Shares of the Fund for repurchase will be required to maintain a minimum account balance of $25,000 in the Fund. Such minimum account balance requirement may be waived by the Adviser, in its sole discretion. The Fund reserves the right to reduce the amount to be repurchased from a Shareholder so that the required account balance is maintained.

See “REPURCHASES OF SHARES.”

TRANSFER RESTRICTIONS

A Shareholder may assign, transfer, sell, encumber, pledge or otherwise dispose of (each, a “transfer”) its Shares (or a portion thereof) only (1) by operation of law pursuant to the death, divorce, insolvency, bankruptcy, or adjudicated incompetence of the Shareholder; or (2) under other circumstances, with the consent of the Board. Shares thus should be viewed as a long-term investment. In connection with any request to transfer any Shares (or a portion thereof), the Fund may require the Shareholder requesting the transfer to obtain, at the Shareholder’s expense, an opinion of counsel selected by the Fund as to such matters as the Fund may reasonably request. Notice to the Fund of any proposed transfer must include evidence satisfactory to the Board or its delegate that the proposed transferee, at the time of transfer, meets any requirements imposed by the Fund with respect to investor eligibility and suitability.

Each transferring Shareholder and transferee may be charged reasonable expenses, including attorneys’ and accountants’ fees, incurred by the Fund in connection with the transfer.

See “TRANSFERS OF SHARES.”

CONFLICTS OF INTEREST

The investment activities of the Adviser (including the Investment Committee), the Investment Managers, their respective affiliates, and their directors, trustees, managers, members, partners, officers, and employees (collectively, the “Related Parties”), for their own accounts and other accounts they manage, may give rise to conflicts of interest that potentially could disadvantage the Fund and its Shareholders. The Adviser and other Related Parties provide other investment management services to other funds and discretionary managed accounts that follow an investment program certain aspects of which are similar to certain aspects of the Fund’s investment program. The Adviser and other Related Parties are involved with a broad spectrum of financial services and asset management activities, and may, for example, engage, in the ordinary course of business, in activities in which their interests or the interests of their clients may conflict with those of the Fund or its Shareholders. The trading activities of the Adviser’s affiliates are carried out without reference to positions held directly or indirectly by the Fund. In addition and more significantly, the Related Parties may be involved with other investment companies, investment programs, investment partnerships or separate accounts that use Investment Managers or Investment Funds that are either already a part of the Master Fund’s portfolio or that may be appropriate for investment by the Master Fund. In some cases, these Investment Funds may be capacity-constrained. The Related Parties are under no obligation to provide the Master Fund with capacity with respect to these Investment Funds and, accordingly, the Master Fund may not have exposure or may have reduced exposure with respect to these Investment Funds that may be used in other portfolios managed by Related Parties. The Master Fund’s and the Fund’s operations may give rise to other conflicts of interest that could disadvantage the Fund and its Shareholders. See “CONFLICTS OF INTEREST.” In addition, the Adviser may recommend an investment by the Master Fund in an Investment Fund managed or co-managed by a Related Party. Such an investment would only be made subject to rules or SEC or SEC staff positions under the 1940 Act, or exemptive relief from the SEC and, among other things, will be made only if approved by a majority of the Independent Trustees, who will review the conflicts of interest that may arise from such investment. Finally, the Adviser manages a portion of the Master Fund’s assets directly (e.g., certain derivative investments such as swaps, forwards and futures, and securities such as ETFs, as well as possible hedging transactions, etc.) and such management, since it is direct, does not require any consent. However, no additional fees are charged by the Adviser for such management.

See “RISK FACTORS.”

SUMMARY OF TAXATION

The Fund and the Master Fund have elected, and expect to continue to qualify, as RICs under Subchapter M of the Code. For each taxable year that the Fund or the Master Fund so qualifies, such fund is not subject to federal income tax on that part of its taxable income that it distributes to Shareholders. Taxable income consists generally of net investment income and any capital gains.

The Master Fund will distribute substantially all of its net investment income and gains to the Fund, and the Fund in turn will distribute substantially all of its net investment income and gains to Shareholders. These distributions generally will be taxable as ordinary income to the Shareholders. Shareholders not subject to tax on their income will not be required to pay tax on amounts distributed to them. The Fund will inform its Shareholders of the amount and character of the distributions to Shareholders. See “DISTRIBUTION POLICY.”

Subchapter M imposes strict requirements for the diversification of a RIC’s investments, the nature of a RIC’s income and a RIC’s distribution and timely reporting of income and gains. In order to satisfy these requirements, the Master Fund generally will invest its assets in Investment Funds organized outside the United States that are treated as corporations for U.S. tax purposes and are expected to be classified as passive foreign investment companies (“PFICs”). In addition, the Subsidiary similarly is organized outside the United States, but is considered a controlled foreign corporation (“CFC”).

See “TAX ASPECTS.”

DISTRIBUTIONS

Distributions will be paid at least annually on the Shares in amounts representing substantially all of the net investment income and net capital gains, if any, earned each year. The Fund is not a suitable investment for any investor requiring dividend income.

Each Shareholder will automatically be a participant under the Fund’s Dividend Reinvestment Plan (“DRP”) and have all income dividends and/or capital gains distributions automatically reinvested in Shares. Election not to participate in the DRP and to receive all income dividends and/or capital gain distributions, if any, in cash may be made by notice to a Shareholder’s Intermediary (who should be directed to inform the Fund).

See “DISTRIBUTIONS.”

ERISA PLANS AND OTHER TAX- EXEMPT ENTITIES

Investors subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other tax-exempt entities, including employee benefit plans, individual retirement accounts (each, an “IRA”), and 401(k) and Keogh Plans (collectively, “ERISA Plans”) may purchase Shares. Because the Fund is an investment company registered under the 1940 Act, the underlying assets of the Fund will not be considered to be “plan assets” of an ERISA Plan investing in the Fund for purposes of ERISA’s fiduciary responsibility and prohibited transaction rules. Thus, the Adviser will not be a fiduciary within the meaning of ERISA with respect to the assets of any ERISA Plan that becomes a Shareholder, solely as a result of the ERISA Plan’s investment in the Fund.

See “ERISA CONSIDERATIONS.”

TERM	The term of the Fund is perpetual unless the Fund is otherwise terminated under the terms of the Fund’s Declaration of Trust.

REPORTS TO SHAREHOLDERS

The Fund furnishes to Shareholders as soon as practicable after the end of each taxable year information on Form 1099 as is required by law to assist the Shareholders in preparing their tax returns. The Fund prepares, and transmits to Shareholders, an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act. Shareholders may also be sent additional reports regarding the Fund’s operations each quarter, at the discretion of the Adviser.

See “REPORTS TO SHAREHOLDERS.”

FISCAL YEAR	For accounting purposes the Fund’s fiscal year is the period ending on December 31. For tax purposes the Fund’s fiscal year is the period ending on December 31.
RISK FACTORS

An investment in the Fund involves certain risks and special considerations. Listed below are summaries of several of such risks and considerations.

•       Investment Funds may be illiquid. The Master Fund may not be able to redeem when desired or at the most opportune time as determined by the Adviser. The Master Fund may make withdrawals from most Investment Funds only at certain specified times, which may affect the ability of a Shareholder to make withdrawals from the Fund. See “SPECIAL RISKS OF THE FUND OF FUNDS STRUCTURE—Investment Funds’ Securities Are Generally Illiquid.”

•       Shares will not be listed for trading on any national securities exchange, are subject to substantial restrictions on transfer, and have limited liquidity. Although the Adviser anticipates recommending to the Board that the Fund offer to repurchase Shares on a quarterly basis, the Board retains the discretion to approve such requests and, therefore, there is no requirement that the Fund repurchase Shares. Accordingly, there can be no assurance that a Shareholder who requests the repurchase of its Shares (or a portion thereof) will have such Shares repurchased. See “REPURCHASES OF SHARES” and “GENERAL RISKS—Shares Not Listed; Repurchases of Shares.”

•       The performance of the Fund depends upon the ability of the Adviser to select investments and Investment Managers and Investment Funds in which the Master Fund invests, and on the success of those investments and the Investment Managers in managing the assets of the Investment Funds. See “GENERAL RISKS—Dependence on the Adviser and the Investment Managers.”

•       The Master Fund has investment limits under which the Adviser allocates the assets of the Master Fund. However, within these limits, the Adviser has the discretion to underweight or overweight overall allocations to Investment Funds and direct investment strategies from a risk/reward perspective. There is no assurance that its decisions in this regard will be successful, or that the Master Fund will have the ability to change these allocations when the Adviser determines it is advisable to do so. This could have a material adverse effect on the ability of the Adviser to implement the Master Fund’s and the Fund’s investment objective.

•       Federal, state and other governments, and their regulatory agencies or self-regulatory organizations, may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective. See “GENERAL RISKS — Governmental, Legal, Tax and Regulatory Risks.”

•       The Master Fund and certain Investment Funds may use investment strategies and techniques that involve greater risks than the strategies typically used by open-end registered investment companies (i.e., mutual funds). Although the Master Fund and Investment Funds invest in equity and debt securities, the Master Fund and certain Investment Funds may also invest in and trade equity-related instruments, debt-related instruments, currencies, financial futures, swap agreements, and other types of instruments. In addition, the Master Fund and the Investment Funds may sell securities short and use a wide range of other investment techniques, including leverage and derivative instruments used for both hedging and non-hedging purposes. The use of such instruments and techniques may be an integral part of an Investment Fund’s investment strategy, and may increase the risk to which the Fund’s portfolio is subject. See “INVESTMENT RELATED RISKS.”

•       The Adviser, on behalf of the Master Fund, and Investment Managers on behalf of Investment Funds, may consider it appropriate, subject to applicable regulations, to utilize forward and futures contracts, options, swaps, other derivative instruments, short sales, margin and other forms of economic leverage in their investment programs. Such investment techniques can substantially increase the adverse impact of investment risks to which the Fund’s investment portfolio may be subject. See “INVESTMENT RELATED RISKS—Leverage.”

•       The Master Fund and certain of the Investment Funds may invest in private securities for which there is no readily available market and that are generally illiquid. In addition, certain of these investments carry a high degree of risk.

•       The Master Fund and the Investment Funds may invest a substantial portion of their assets in securities of foreign issuers and the governments of foreign countries. These investments involve special risks not usually associated with investing in securities of U.S. companies or the U.S. government, including, but not limited to, political and economic considerations, such as greater risks of expropriation and nationalization, confiscatory taxation, the potential difficulty of repatriating funds, general social, political and economic instability and adverse diplomatic developments, as well as potentially great volatility levels. See “INVESTMENT RELATED RISKS — Foreign Investments” and “Investment in Emerging Markets.”

•       From time to time an Investment Fund in which the Master Fund invests may have a limited (or no) operating history.

•       Legal, tax and regulatory changes may occur which may materially adversely affect the Fund. See “GENERAL RISKS—Governmental, Legal, Tax and Regulatory Risks” and “TAX ASPECTS.” Additionally, there are certain tax risks associated with an investment in the Fund, including without limitation the potential for legislative or regulatory change that could impact the Fund. See “TAX ASPECTS.”

•       In order for the Fund to continue to qualify as a regulated investment company under Subchapter M of the Code, the Fund must derive at least 90 percent of its gross income each taxable year from qualifying income, which is described in more detail in the SAI. Income from certain commodity-linked derivative instruments in which the Master Fund may invest is not considered qualifying income. The Master Fund will therefore attempt to restrict its income from commodity-linked derivative instruments that do not generate qualifying income, such as commodity-linked swaps, to a maximum of 10 percent of its gross income. In this regard, the Master Fund’s investment in the Subsidiary is expected to provide the Fund with exposure to the commodities markets within the limitations of the federal tax requirements of Subchapter M. The annual net profit, if any, realized by the Subsidiary and imputed for income tax purposes to the Master Fund should constitute “qualifying income” for purposes of the Fund remaining qualified as a regulated investment company for U.S. federal income tax purposes.

Although the Internal Revenue Service (“IRS”) has issued published guidance that qualifying income for a RIC does not include income derived directly from certain commodity-linked derivative instruments, the IRS has indicated in a series of private letter rulings that income derived from a wholly-owned offshore subsidiary such as the Subsidiary that invests in such commodity-linked derivative instruments does constitute qualifying income. The Fund has not applied for such a private letter ruling that income derived from the Subsidiary should be treated as qualifying income. In July 2011, the IRS suspended further issuance of these private letter rulings, indicating that it was reconsidering the underlying policies. The IRS could issue new public guidance regarding the use of offshore subsidiaries by regulated investment companies to invest indirectly in commodities. It is also possible that legislation on this issue could be introduced. If the IRS does issue new public guidance, or if legislation is enacted, that results in an adverse determination relating to the treatment of income derived by the Master Fund from the Subsidiary, the Fund would likely need to change part of its investment strategy, which could adversely affect the Fund. It is possible that the Fund may be unable to qualify as a regulated investment company for one or more years, meaning that all of its income and gains could be taxed first at the Fund level and again when paid out to Shareholders. See “INVESTMENT RELATED RISKS” and “TAX ASPECTS.”

•       The Fund intends to accept additional investments in Shares, and such purchase orders will dilute the indirect interest of existing Shareholders in the Fund’s investment portfolio, which could have an adverse impact on the value of the existing Shareholders’ Shares. See “GENERAL RISKS—Special Considerations Applicable to Purchases of Shares.”

•       The Master Fund may not be able to identify appropriate Investment Funds with whom to deploy capital for certain periods of time, which could have an adverse impact.

•       Investment Managers charge the Master Fund asset-based fees, and certain Investment Managers are also entitled to receive performance-based fees or allocations. Such fees and performance-based compensation are in addition to the fees charged to the Master Fund and the Fund by the Adviser. Moreover, an investor in the Fund bears a proportionate share of the expenses of the Master Fund, the Fund, and, indirectly, expenses of the Investment Funds. Investors could avoid the additional level of fees and expenses at the Master Fund and Fund level by investing directly with the Investment Funds, although access to many Investment Funds may be limited or unavailable. See “SPECIAL RISKS OF THE FUND OF FUNDS STRUCTURE—Multiple Levels of Fees and Expenses.”

•       Performance-based allocations may create incentives for Investment Managers to make risky investments, and may be payable by the Master Fund to an Investment Manager based on an Investment Fund’s positive returns even if the Master Fund’s overall returns are negative. See “SPECIAL RISKS OF THE FUND OF FUNDS STRUCTURE—Multiple Levels of Fees and Expenses.”

•       Investment Funds generally are not registered as investment companies under the 1940 Act and, therefore, the Master Fund as an investor in Investment Funds does not have the benefit of the protections afforded by the 1940 Act. Investment Managers potentially may not be registered as investment advisers under the Advisers Act, in which case the Master Fund as an investor in Investment Funds managed by such Investment Managers will not have the benefit of certain of the protections afforded by the Advisers Act. See “SPECIAL RISKS OF THE FUND OF FUNDS STRUCTURE—Investment Funds Generally Not Registered.”

•       The Board has delegated to the Adviser discretion to determine whether to invest in voting or non-voting interests in underlying Investment Funds. To the extent the Master Fund purchases non-voting interests of, or contractually foregoes the right to vote its interests in, an Investment Fund, it will not be able to vote on matters that require the approval of the investors of the Investment Fund, including matters that could adversely affect the Master Fund’s investment in such Investment Fund. See “SPECIAL RISKS OF THE FUND OF FUNDS STRUCTURE—Inability to Vote.”

•       The valuation of the Master Fund’s direct investments and investments in Investment Funds are ordinarily calculated by the Independent Administrator in consultation with the Adviser. The valuation procedures of the Investment Funds in which the Master Fund invests are reviewed by a committee established by the Adviser to oversee the valuation of the Fund’s investments (the “Adviser’s Valuation Committee”), in consultation with the Adviser and the Independent Administrator. The Master Fund’s investments in Investment Funds are ordinarily based upon valuations provided to it by the Investment Managers of such Investment Funds or, in most cases, the administrators of those Investment Funds. Certain securities in which the Investment Funds invest may not have a readily ascertainable market price and are fair valued by the Investment Managers and/or their administrators. An Investment Manager may face a conflict of interest in valuing such securities since their values affect the Investment Manager’s compensation. The Adviser’s Valuation Committee reviews the valuation procedures used by each Investment Manager and the committee will monitor the returns provided by the Investment Funds, including performing ongoing due diligence. The Master Fund and the Fund have established a Valuation Committee of their Boards, which oversees the actions of the Adviser’s Valuation Committee. However, none of the Adviser’s Valuation Committee, the Independent Administrator or the Board is able to confirm or review the accuracy of valuations provided by Investment Managers or their administrators. Inaccurate valuations provided by Investment Funds could materially adversely affect the value of Shares, which determine the value at which new Shareholders invest and the amounts Shareholders receive upon any repurchases of Shares by the Fund. Illiquid investments may be harder to value, potentially increasing risks regarding valuation. Assets of the Fund not invested in Investment Funds are valued based on market value, or where and to any extent necessary, fair valued according to Board approved procedures. “SPECIAL RISKS OF THE FUND OF FUNDS STRUCTURE—Valuation of Investments in Investment Funds,” and “CALCULATION OF NET ASSET VALUE; VALUATION.”

•       Certain Investment Funds that the Adviser has selected may provide infrequent opportunities to purchase their securities. In addition, the Fund must make annual distributions of income and gain, if any. The Master Fund therefore may from time to time need to hold significant amounts of cash, short-term debt securities or money market securities, pending investment in such Investment Funds or payment of any dividends not reinvested in the Fund, which could materially adversely affect the Fund’s investment returns. See “SPECIAL RISKS OF THE FUND OF FUNDS STRUCTURE—Limitations on Ability to Invest in Investment Funds” and “—Potential Limitations Arising From Distributions.”

• The Investment Funds and Master Fund (or the Subsidiary) may invest in, or enter into transactions involving,

derivative instruments. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in securities or more traditional investments, depending upon the characteristics of the particular derivative and the Investment Fund’s portfolio as a whole. If the counterparty to a derivative defaults, an Investment Fund may lose the net amount of payments that the Investment Fund is entitled to receive. See “INVESTMENT RELATED RISKS.”

•       For investments by the Master Fund (or the Subsidiary), the successful use of forward and futures contracts draws upon the adviser’s skill and experience with respect to such instruments and are subject to special risk considerations. The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Master Fund (or the Subsidiary) and the price of the forward or futures contract; (b) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Master Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Master Fund may have to sell securities at a time when it may be disadvantageous to do so. See “INVESTMENT RELATED RISKS.”

•       Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments. See “INVESTMENT RELATED RISKS.”

•       By investing in the Subsidiary, the Master Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. Commodity-related instruments held by the Subsidiary are generally similar to those that are permitted to be held by the Master Fund and are subject to the same risks that apply to similar investments if held directly by the Master Fund. There can be no assurance that the Master Fund’s investment objective will be achieved by use of the Subsidiary. The Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in this prospectus, is not subject to all the investor protections of the 1940 Act. However, the Master Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are managed by the Adviser, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund and its Shareholders. The Board has oversight responsibility for the investment activities of the Fund, including the investment in and the operations of the Subsidiary, and the Master Fund’s role as sole shareholder of the Subsidiary. To the extent applicable to the investment activities of the Subsidiary, the Subsidiary will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the Fund. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and the SAI and could adversely affect the Fund. See “INVESTMENT RELATED RISKS.”

•       The Investment Funds and the Master Fund may use borrowing for operational and investment purposes. Any utilization of investment leverage may increase the volatility of the Master Fund’s investments and can increase the adverse impact of risks to which an investment in the Fund may be subject. See “INVESTMENT RELATED RISKS.”

•       The markets in which Investment Fund or Master Fund investments are made can be highly volatile. See “INVESTMENT RELATED RISKS.”

•       Insolvency laws can have an adverse impact on the Fund if an Investment Fund or the Master Fund has invested in a debt instrument issued by an issuer that becomes insolvent. See “INVESTMENT RELATED RISKS.”

•       Investment Funds and the Master Fund may invest in securities of companies in emerging markets or in debt issued by foreign governments, which are subject to risks based on the underdeveloped nature of, among other things, emerging market country economies, political infrastructure and technology. See “INVESTMENT RELATED RISKS.”

•       Investment Funds and the Master Fund may invest in a company with the expectation that a particular corporate event (i.e., a merger, bankruptcy) will or will not occur, but there can be no assurance that such expectations will be met, which may have an adverse impact on the value of an investment in such a company. See “INVESTMENT RELATED RISKS.”

•       Investment Funds and the Master Fund may invest in securities of small and mid-capitalization companies, the prices of which can be more volatile than securities of larger capitalization companies. See “INVESTMENT RELATED RISKS.”

•       Investment Funds and the Master Fund may invest in exchange traded funds (“ETFs”) which have management fees and may have higher volatility, both of which could have an adverse impact on Fund performance. See “INVESTMENT RELATED RISKS.”

•       The Master Fund, and thus the Fund, are dependent on the ability of the Investment Fund Managers to effectively implement their respective strategies. See “INVESTMENT RELATED RISKS.”

•       Investment Funds may purchase securities of companies through, or shortly after, initial public offerings of such securities, the price of which can be volatile due to, among other things, the market’s unfamiliarity with the issuer and/or the industry in which the issuer operates. See “INVESTMENT RELATED RISKS.”

•       Investing in convertible securities or using arbitrage and/or global macro investing strategies may subject an Investment Fund and the Master Fund to risks in addition to those described above. See “INVESTMENT RELATED RISKS.”

In view of the risks noted above, an investment in the Fund is suitable only for investors who can bear the risks associated with limited liquidity of the Shares and should be viewed as a long-term investment.

No guarantee or representation is made that the investment program of the Fund, the Master Fund or any Investment Fund will be successful, that the various Investment Funds selected will produce positive returns or that the Fund will achieve its investment objective.

A more detailed discussion of the risks associated with an investment in the Fund can be found under “GENERAL RISKS,” “SPECIAL RISKS OF THE FUND OF FUNDS STRUCTURE,” and “INVESTMENT RELATED RISKS.”

SUMMARY OF FUND EXPENSES

The following table illustrates the aggregate expenses and fees that Shareholders in the Fund can expect to bear directly or indirectly through the Fund’s investments in the Master Fund. The information below, and specifically the Acquired Fund Fees and Expenses (as described below in footnote 4), is required disclosure for investment companies that are registered under the 1940 Act. Because the Master Fund and the Fund are registered under such Act, they are required to include these disclosures. Private fund of funds that may resemble the Master Fund in that they invest in underlying funds will also incur expenses from the underlying funds in which they invest. However, unlike the Master Fund, these unregistered funds of funds are not required to disclose Acquired Fund Fees and Expense information to investors because they are not registered under the 1940 Act.

SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Load (as a percentage of purchase amount) (1)	None

ANNUAL EXPENSES (as a percentage of average net assets)
Management Fees	0.75%
Servicing Fees	0.25%
Interest Payments on Borrowed Funds (2)	0.44%
Other Expenses (3)	0.67%
Acquired Fund (Investment Fund) Fees and Expenses (4)	4.38%

TOTAL ANNUAL EXPENSES (5)	6.49%

(1) The Fund has engaged the Distributor to assist in placing Shares in the Fund. The Distributor may engage one or more Selling Agents. The Adviser or its affiliates may pay a fee out of their own resources to Selling Agents. Selling Agents also may charge an investor a fee for their services in conjunction with an investment in the Fund and/or maintenance of investor accounts. Such a fee will be in addition to any fees charged or paid by the Fund and is not a Fund expense, and thus not reflected above. Investors should direct any questions regarding any such fees to the relevant Selling Agent.

(2) The Master Fund and the Fund may borrow money to purchase portfolio securities and for portfolio management purposes. For additional information on the Fund’s borrowing policy, see “BORROWING AND USE OF LEVERAGE BY THE FUND AND THE MASTER FUND.”

(3) Other Expenses include operating expenses of approximately 0.14% for the Fund (including professional fees, transfer agency fees, offering costs and other operating expenses) and the Fund’s pro rata share (for calculation purposes in the above table) of the operating expenses borne directly at the Master Fund level of approximately 0.53%. Other costs may be borne by the Master Fund and/or the Fund, as appropriate. As a contractual matter, so long as the Fund invests all of its investable assets in the Master Fund, the Fund will not directly pay the Adviser an investment management fee; however, as reflected in the preceding line item in the Fee Table, the Fund’s Shareholders bear an indirect share of the Master Fund’s annualized investment management fee of 0.75%, through the Fund’s investment in the Master Fund. If the Fund invested directly, it would pay the Adviser the investment management fee of 0.75%. As discussed above, the Fund pays an Administrative Servicing Fee of 0.25%, on an annualized basis, calculated monthly, out of the Fund’s assets.

(4) The Acquired Fund Fees and Expenses include the Fund’s share of the operating expenses and performance-based incentive fees of the underlying private Investment Funds in which the Master Fund invests. The costs incurred at the Investment Fund level include management fees, administration fees, professional fees, incentive fees and other operating expenses. In addition, the underlying Investment Funds also incur trading expenses, which may include interest and dividend expenses, which are the byproduct of leveraging or hedging activities employed by the Investment Managers in order to seek to enhance or preserve the Investment Funds’ returns. Of the approximately 4.38% representing costs incurred at the underlying Investment Fund level, such costs consist of approximately 1.63% in management fees, approximately 2.37% in other expenses (interest, trading, etc.) and approximately 0.38% in incentive fee allocations. To the extent the Master Fund invests in the Subsidiary, operating expenses of the Subsidiary will appear in Other Expenses.

The Acquired Fund Fees and Expenses were calculated in good faith by the Adviser. There are several components that go into the calculation and, for some Investment Funds, complete, current information was not available. Generally the calculation is based on the most recent audited shareholder reports, the most recent investor communication (which, in some cases, may be the Investment Funds’ offering documents) or other materials/communications from/with the Investment Funds. The fees and expenses disclosed above are based on historic earnings of the Investment Funds, which may (and which should be expected to) change substantially over time and, therefore, significantly affect Acquired Fund Fees and Expenses. In addition, the Investment Funds held by the Master Fund will change, which further impacts the calculation of the Acquired Fund Fees and Expenses. Generally, management fees payable to Investment Managers of the Investment Funds range from 0.50% to 3% (annualized) of the average NAV of the Master Fund’s investment in such Investment Funds. In addition, certain Investment Managers charge an incentive allocation or fee generally ranging from 10% to 20% of an Investment Fund’s net profits, although it is possible that such ranges may be exceeded for certain Investment Managers. The expenses charged by the underlying Investment Funds are not paid to the Fund or the Adviser and represent the costs incurred to invest in the Investment Funds.

(5) The “Total Annual Expenses” of the Fund disclosed above differs from the ratio of expenses to average net assets (Fund expense ratio) that is included in the Financial Highlights section of the financial statements in the Fund’s annual report. The financial statements that appear in the Fund’s Shareholder reports depict the Fund’s direct expenses and do not include in expenses the direct expenses of the Master Fund or the portion of Acquired Fund Fees and Expenses that represent costs incurred at the Investment Fund level, as required to be disclosed in the above table.

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The assumed 5% annual return, which is required by the SEC, is not a prediction of, and does not represent, the projected or actual performance of the Fund.

Example

You would pay the following fees and expenses on a $1,000 investment in the Fund, assuming a 5% annual return:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$64	$190	$313	$603

The example is based on the anticipated fees and expenses incurred by the Fund, including the Acquired Fund Fees and Expenses, as set out in the table above and should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown. The rate of return of the Fund may be greater or less than the hypothetical 5% return used in the example. A greater rate of return than that used in the example would increase the dollar amount of the investment management and (in the case of Investment Funds) incentive fees borne directly (and indirectly) by the Fund.

The purpose of the table above is to assist prospective investors in understanding the various fees and expenses that Shareholders will bear directly or indirectly. For a more complete description of the various fees and expenses of the Fund, see “INVESTMENT MANAGEMENT FEE,” “ADMINISTRATION,” “FUND EXPENSES,” “REPURCHASES OF SHARES,” and “PURCHASING SHARES.”

FINANCIAL HIGHLIGHTS

The information contained in the table below sets forth selected information of the Fund. The financial information for each period is derived from the financial statements contained in the Fund’s annual report for such period (the “Annual Report”) which has been audited by KPMG LLP (“KPMG”). KPMG’s report, along with the Fund’s and the Master Fund’s financial statements, are included in the Annual Report. Each of the Fund’s Annual Reports have been filed with the Securities and Exchange Commission (the “SEC”) and are available on the SEC’s website at www.sec.gov, and are also available upon request by calling 1-800-725-9456. The Fund’s financial statements are included in the Fund’s Statement of Additional Information (the “SAI”), which is available upon request from the Fund. The SAI also contains the financial statements of the Master Fund, which have been audited by KPMG.

	Year ended December 31, 2012	Year ended December 31, 2011	For the period from April 1, 2010 through December 31, 2010 [1]
Per share operating performance:
Net asset value, beginning of period	$14.21	$14.77	$15.00
Income (loss) from operations:
Net investment income (loss)[2]	(0.06)	0.15	0.15
Net realized and unrealized gain (loss) from investments	1.09	(0.57)	(0.23)

Net increase (decrease) resulting from operations	1.03	(0.42)	(0.08)
Distributions	(0.72)	(0.14)	(0.15)

Net asset value, end of period	$14.52	$14.21	$14.77

Net investment income (loss) to average net assets[3]	(0.39)%	1.04%	1.84%

Total operating expenses to average net assets[3]	0.39%	0.53%	1.49%

Total operating expenses to average net assets net of reimbursements or recoupments[3,4]	0.39%	0.78%	0.71%

Portfolio turnover[5]	11.65%	54.92%	57.50%

Total return[6]	7.24%	(2.87)%	(0.51)%

Net assets, end of period (000’s)	$36,672	$59,390	$33,124

1	The SAS I Fund commenced operations on April 1, 2010.
2	Calculated using the average shares.
3

Ratios are calculated by dividing the indicated amount by average net assets measured at the end of each month during the period. The gross operating expenses are the expenses before reimbursement to the SAS I Fund or recoupment by the Adviser. Ratios have been annualized for periods less than twelve months.

4

In accordance with the Expense Limitation Agreement, reimbursed expenses include expenses of the Master Fund, accounting for 1.21% for the year ended December 31, 2012, 1.06% for the year ended December 31, 2011 and 1.29% for the period April 1, 2010 through December 31, 2010. The net expense ratio for the SAS I Fund, including the applicable Master Fund expenses, is 1.60%, 1.84% and 2.00%, for December 31, 2012, December 31, 2011 and the period April 1, 2010 through December 31, 2010, respectively.

5

The SAS I Fund is invested substantially in the Master Fund, therefore this ratio reflects the portfolio turnover of the Master Fund. Portfolio turnover is not annualized for periods less than twelve months.

6	The total return is calculated for the shareholders taken as a whole. Total return is not annualized for periods less than twelve months.

INVESTMENT OBJECTIVE

The Fund’s objective is to seek to generate returns that are marked by relatively moderate volatility as measured by annualized standard deviation and relatively low correlation to equity and other “risk” markets. When implemented within a broader portfolio that contains exposure to equities and other relatively high-volatility asset classes, the Fund seeks to dampen overall volatility by decreasing directionality and correlation with equity or “risk” markets, and it is designed to achieve a volatility level closer to that of fixed income instruments such as U.S. government bonds (Treasuries) or investment grade corporate bonds as opposed to the volatility of equity or “risk” markets (although in certain periods, volatility may be higher, sometimes materially). Many of the strategies utilized within the Fund generally provide better returns in a higher (but not extreme) volatility environment, with rising short-term interest rates, and therefore, these types of strategies can provide a reasonable hedge against inflation, while providing portfolio stability akin to fixed income.

The Fund invests substantially all of its investable assets in the securities of the Master Fund, through which the Fund pursues its investment objective. Although substantially all of the Fund’s investments are made through the Master Fund, this Prospectus generally refers to the Fund’s investments as if they were made directly by the Fund, in order to make the Fund’s and Master Fund’s investment programs easier to understand. Accordingly, references in this Prospectus to the Fund’s investment activities actually describe the Master Fund’s investment activities, unless the context requires otherwise.

The Fund’s investment objective is non-fundamental and may be changed by the Board without the approval of the Shareholders. Except as otherwise stated in this Prospectus or the SAI, the investment policies, strategies and restrictions of the Fund are not fundamental and may be changed by the Board without the approval of the Shareholders. The Fund’s principal investment policies and strategies are discussed below.

INVESTMENT STRATEGIES

The Fund’s strategy is to seek to generate returns that are marked by relatively moderate volatility as measured by annualized standard deviation and relatively low correlation to equity and other “risk” markets by investing its assets, through the Master Fund, across a variety of Investment Funds and securities, although there can be no assurance that the Fund will achieve its investment objective.

Styles and Strategies Utilized by Investment Funds. The strategies employed by the Adviser and the Investment Funds (and, by extension, the Fund) fall into four primary categories (“Styles”) and several secondary categories (“Strategies”). In addition to benefiting from the Investment Managers’ individual investment strategies, the Master Fund, as a whole, expects to achieve the benefits of making a broad allocation of its assets among a carefully selected group of Investment Managers and direct investment strategies that fit within the various Styles and Strategies. The Adviser expects that by investing through multiple Investment Managers and direct investment strategies employing various Styles and Strategies, the Master Fund may reduce the volatility inherent in a more concentrated portfolio that is invested in fewer Investment Managers, Styles and/or Strategies. The Adviser and the Investment Managers may invest in a wide range of instruments and markets, including, but not limited to, U.S. and foreign equities and equity-related instruments, U.S. and foreign fixed income securities, issued by both governments and corporations, currencies, commodities, and financial futures, swaps and other derivatives.

The Styles and Strategies employed by the Adviser and the Investment Managers are:

Top-Down Alpha Style. Strategies within the Top-Down Alpha Style include Global Macro, Global Tactical Asset Allocation (“GTAA”) and Commodity Trading Advisors (“CTAs,” also commonly referred to as “Managed Futures”). All of these Strategies are designed to extract “Top-Down” alpha or excess return from certain markets or sub-markets (as opposed to generating return through analysis at an individual security level). Strategies within this category trade across all types of markets, typically utilizing futures contracts to gain exposure to these markets. Investment Funds within this category typically offer relatively high levels of liquidity (monthly redemption rights in most cases) because the underlying portfolios are highly liquid. These Strategies will tend to have some directionality across the various markets traded, and the volatility of these Strategies is higher than that of the other Styles used by the Fund. However, these Strategies tend to be “divergent” in nature, essentially positioned to profit from dislocations or extended market trends, which helps explain the relatively low correlations between these strategies and most equity-related strategies. The Top-Down Alpha Strategies are:

Global Macro. Global Macro Strategies analyze a variety of macroeconomic data including but not limited to forecasts for inflation and growth in various economies, forecasts for returns across various asset classes, valuations of various asset classes, historical price and volume data across various global markets and gauges of investor sentiment to determine whether to be long or short across global equity, fixed income, currency and commodity markets. These Strategies utilize inputs that they believe are predictive of future returns and then establish positions utilizing, for the most part, futures contracts that in most cases are very liquid. In this Global Macro category, final decisions tend to be discretionary rather than relying exclusively on computer-driven models or systems to create their portfolios.

Global Tactical Asset Allocation (“GTAA”). GTAA Strategies are similar to the Global Macro Strategy described above, with one significant difference – instead of constructing portfolios at the discretion of the portfolio managers or investment committees, portfolio decisions are employed systematically, using computer-driven models or systems.

CTAs or Managed Futures. CTA or Managed Futures Strategies generally use historical price and volume data exclusively (as opposed to the broader range of inputs that include macroeconomic data used by Global Macro and GTAA managers) to forecast future prices and build appropriate portfolios. These Strategies typically trade in the futures markets exclusively and most offer monthly liquidity to their investors. They may be categorized as trend-following or counter-trend, and their models may be focused on short-term movements in markets or on longer-term patterns. Almost all decisions are managed on a systematic, model-driven basis.

Bottom-Up Alpha Style. Strategies within the Bottom-Up Alpha Style are generally characterized as “relative value” in nature. For the most part, these relative value Strategies involve identifying a security or group of securities that are undervalued or overvalued relative to another security or group of securities and then buying or going “long” the undervalued security or group of securities while selling or going “short” the overvalued security or securities. In so doing, the market exposure is stripped out in an attempt to create mostly non-directional portfolios, with the resultant return therefore comprised mainly by alpha as opposed to beta. This approach also produces the lowest volatility among the Styles used in the Fund. Liquidity offered by these Investment Funds is typical of many hedge funds with quarterly liquidity being typical although not universal. Most relative value strategies tend to be “convergent” in nature, as positions are employed in stretched or dislocated markets which appreciate if relationships revert to the mean or their historical norms. These Strategies may be categorized as follows:

Equity Market Neutral or Statistical Arbitrage. Equity Market Neutral or Statistical Arbitrage Strategies purchase certain equity securities and simultaneously sell short other equity securities in an attempt to isolate risk to the relative value or attractiveness of one security or basket of securities as compared to another security or basket of securities and eliminate general market risk. Generally, investment decisions are based on fundamental analysis to establish the relative values or attractiveness of the securities in their portfolios are categorized as Equity Market Neutral, while investment decisions based on quantitative models to establish the relative values or attractiveness are categorized as Statistical Arbitrage.

Capital Structure Arbitrage or Credit Relative Value. Capital Structure Arbitrage or Credit Relative Value are Strategies predicated on realization of a spread between related instruments in which all or some of the components are corporate fixed income instruments. Capital Structure Arbitrage exploits perceived pricing inefficiencies within a company’s capital structure. The Capital Structure Arbitrage Strategy establishes a long position in a security that is more attractive on a relative basis to another security in which a short position is established based on analyzing the various securities issued by a company, including common and preferred equity, convertible securities, various forms of senior and junior (typically unsecured) debt. In a successful trade, the long security appreciates in price relative to the shorted security and the trade is then closed at a profit. This Strategy is market neutral because it can be profitable even if both securities decline in value (as long as the shorted security declines more than the purchased security). Companies that are distressed are often targets in this Strategy because of the potential for significantly different recover values for different types of securities in the event of a bankruptcy, but healthy companies with complex balance sheets are also fertile ground for Capital Structure Arbitrage trades. Credit relative value is a very similar strategy to the equity market neutral strategy described above, except that the securities in play are fixed income securities. The Strategy attempts to identify and exploit anomalous (typically based on historical trading ranges) spreads in the prices of functionally equivalent or substitutable securities. There can be no assurance that any such hedging techniques will be successful or that the hedging employed will not have the negative effect of lowering overall returns, or creating losses, in the portfolio or with respect to the applicable position.

Volatility Arbitrage or Convertible Arbitrage. Volatility Arbitrage or Convertible Arbitrage Strategies trade volatility as an asset class, utilizing arbitrage, directional, market neutral or a mix of types of strategies, and include exposures which can be directional or market neutral to implied volatility. Volatility Arbitrage entails the use of derivative investments and can be used on both a stand-alone basis and as a hedging strategy in conjunction with other investment strategies. As a stand-alone Strategy, exchange traded domestic or global index options and/or options on futures contracts are used to exploit anomalies in the pricing of volatilities in related assets. There are several well-defined related securities and/or asset classes that are typically followed to determine when they are out of their historical trading ranges. By continually monitoring these relationships, securities or asset classes trade out of their normal trading range can be identified and trades can be executed when there has not been a fundamental, or exogenous, change in the relationship. As an adjunct Strategy, these same derivative instruments can be used to manage risk and enhance returns on investments made utilizing other strategies. Use of derivatives often relies on extensive quantitative modeling, volatility estimation and proprietary in-house trading models. Convertible Arbitrage, a subset of Volatility Arbitrage, involves the purchase of a convertible debt or preferred equity instrument (an instrument that is effectively a bond or has a fixed obligation of repayment with an embedded equity option, non-detachable warrants or an equity-linked or equity-indexed note) concurrent with the short sale of, or a short over-the-counter (“OTC”) derivative position in, the common stock of the issuer of such debt instrument. Investment returns are driven by a combination of an attractive coupon or dividend yield, interest on the short position and the level of the underlying stock’s volatility (which directly affects the option value of the security’s conversion feature). The Fund may invest in one or more Investment Funds with exposure in the convertible arbitrage strategy to provide greater diversification across markets (U.S. and foreign issues), sectors, credit ratings, and market capitalizations. This Strategy is cyclical because the opportunity set is dependent on sufficient issuance of convertible securities.

Commodity Relative Value. Commodity Relative Value Strategies are reliant on the fundamental evaluation of market data, relationships and influences across commodity markets including positions in energy, agricultural, resources or metal assets. This Strategy pursues a relative value approach in these markets by analyzing a wide variety of commodities markets and looking for opportunities to put on trades that may take advantage of substitution, the curve structure and the effects of “roll” on commodity contracts.

Other Relative Value. Bottom-Up Alpha Strategies that do not fit in the two categories defined above are included in the Other Relative Value category.

Tactical Credit Style. In this area, the Adviser may utilize Investment Funds, individual securities or derivatives to gain access to certain credit markets, with the goal of harvesting he yield or “carry” from those credit markets that the Adviser deems attractive. The Adviser believes that obtaining mostly passive, liquid and low-cost exposure within this Style is preferable to utilizing less liquid and higher-cost Investment Funds to access these markets. Investments in this style may have any maturity. Types of exposures in this Style include:

Emerging Market Debt (Local Currency Denominated). The core strategy within the Tactical Credit Style is emerging market debt, with two important distinctions: that the debt is issued by governments as opposed to corporations, and that the debt is denominated in local currency instead of dollars or euros. The Adviser believes that this Strategy is likely to benefit from a number of trends within and characteristics of emerging markets for the next several years, including lower fiscal deficits, more supportive demographic trends, more significant sovereign natural resources, more credible monetary regimes, credit cycles in earlier stages (all when compared to developed markets), and the availability of bonds issued by supranational entities with strong credit such as the World Bank. Because of these supportive conditions, the Adviser believes that this Strategy is particularly suited to long-only, passive or low-cost active implementation. Taking these supportive conditions into account, the Adviser believes that relatively high interest rates and generally attractive currencies combine to make this an attractive asset class.

Corporate Credit. Fixed income securities issued by U.S. and foreign corporations constitute this Strategy. These securities may be “high yield,” investment grade, or a combination of both depending on their relative attractiveness as determined by the Adviser. In general, the Adviser believes that this Strategy is particularly suited to long-only, passive or low-cost active implementation. Floating rate bank loans that are typically secured and senior in the capital structure comprise a different sort of corporate credit universe. The Adviser believes that these types of securities add a different type of yield or “carry” to the portfolio because as floating rate securities, they typically offer some protection in an inflationary environment, as opposed to fixed-rate debt whose market value and purchasing power decline in a rising rate or inflationary environment. As with the other Strategies in the Tactical Credit Style, the Adviser believes that this Strategy is particularly suited to long-only, passive or low-cost active implementation.

Other Credit. Credit Strategies that do not fit in the two categories defined above are included in the Other Credit category.

Event-Driven Style. Strategies within the Event-Driven Style are designed to profit from changes in the prices of securities of companies facing a major corporate event. The goal of an Event-Driven Strategy is to identify securities, which may include common or preferred stock as well as many types of debt, with a favorable risk-reward ratio based on the probability that a particular event will occur. Such events include mergers and acquisitions as well as restructurings, spin-offs and significant litigation (e.g., tobacco or patent litigation). These Strategies tend to exhibit higher levels of correlation to equity markets than those in other Styles, although the Adviser attempts to limit the beta exposure within these Strategies.

As a result, volatility of these portfolios on average are in between the volatility levels of Top-Down or Bottom-Up Alpha Styles. Liquidity offered by these Investment Funds is typical of many hedge funds with quarterly liquidity typical although not universal. Most event-driven strategies tend to be “convergent” in nature. Event-Driven Strategies are categorized as follows:

Merger or Risk Arbitrage. The Merger or Risk Arbitrage Strategy involves taking short and long investment positions, respectively, in the stock of acquiring and target companies upon the announcement of an acquisition offer. Acquisitions are typically paid for in stock, cash or a combination thereof. Thus, when an acquisition is announced, the acquiring company (“Acquiror”) will establish a price per share of the company being acquired (“Target”) in cash (per share cash price), stock (a share ratio is established) or a combination thereof. Typically, the Target traded for less than the price being paid (in either cash or stock) prior to the announcement. When the announcement is made, the Target’s stock price will typically increase, but still trade at a discount to the price being offering by the Acquiror. This discount – and the size of the discount – is principally a function of three factors: (a) the risk that the acquisition will close; (b) the time frame for closing (i.e., the time value of money); and (c) the amount of liquidity or capital being deployed by merger arbitrageurs and other investors. Accordingly, if a merger arbitrageur or investor believes that the risk of the acquisition not closing is not significant relative to the returns that can be generated by the “spread” between the current stock price of the Target and the price being offered by the Acquiror, the merger arbitrageur or investor will generally buy shares of the Target and short shares of the Acquiror in a stock for stock transaction. When the deal closes, the risk premium vanishes and the Investment Fund’s profit is the spread. This Strategy is somewhat cyclical, since it requires a supply of corporate mergers and acquisitions to deploy capital.

Distressed Investments or Special Situations. Distressed investments include investments in securities issued by companies that are experiencing difficult business conditions, including bankruptcy. In many cases, securities issued by such companies over-correct and trade at levels below their value in a liquidation or acquisition scenario. Special situations investments are similar to distressed investments in that they are typically made in securities that the buyer perceives to be undervalued for one reason or another; however, these companies are not in, and do not appear to be on the brink of, bankruptcy. An example of a Special Situations trade is the purchase of a security issued by a company that is a likely acquisition target.

Other Event-Driven. Event-Driven Strategies that do not fit in the two categories defined above are included in the Other Event-Driven category.

Investment Limits. At the time of investment, the Adviser will invest no more than 20% of the Master Fund’s net assets in any one Investment Fund.

Direct Investments. The Master Fund uses derivatives (including swaps, forwards and futures) to replicate certain Styles and Strategies that were described above. The Master Fund accesses these investment strategies through means such as total returns swaps, in cases where banks that have created rules-based indices that replicate the investment strategies, or trading certain Strategies using securities and futures, including commodities futures. For direct investment, the Master Fund may enter into total return swaps and/or other similar derivatives in order to receive the total return of the reference Investment Fund (or other account managed by the Investment Manager) over a stated time period. The Master Fund may enter into total return swap and/or other similar derivatives in order to receive the total return of a reference index that may not be available through an Investment Fund and/or has lower fees and expenses than an Investment Fund using a similar Style or Strategy. In such situations, the performance of a reference index will be tied to a Style or Strategy or may be “rules-based” and/or systematic in nature. The Master Fund may enter into total return swaps and/or other similar derivatives in order to adjust the market of risk or exposure of the Master Fund. The Adviser may increase or decrease the level of risk, hedge or change the character of risk to which the Master Fund is exposed, by utilizing swaps, forwards, futures and/or other similar derivatives. There can be no assurance that any such hedging techniques will be successful or that the hedging employed by the Adviser will not have the negative effect of lowering overall returns, or creating losses, in the portfolio or with respect to the applicable position. The Adviser may utilize such investments, rather than investing through Investment Funds, where it believes it can potentially increase the total return to investors in a lower fee manner than a traditional Investment Fund fee structure.

The Master Fund may make certain of its investments by investing in the Subsidiary, which may reflect up to 25% of the Master Fund’s total assets at the time of the Master Fund’s investment. Generally, the Subsidiary will invest in commodity futures and swaps on commodities and commodity futures, and in financial futures, option and swap contracts, fixed income securities, and other investments intended to serve as margin or collateral for the Subsidiary’s derivative positions. The Master Fund would invest in the Subsidiary in order to gain exposure to the commodities markets within the limitations of the federal tax laws, rules and regulations that apply to registered investment companies. Unlike the Fund, the Subsidiary may invest without limitation in commodity-linked derivatives, however, the Subsidiary will comply with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Master Fund’s transactions in derivatives. In addition, to the extent applicable to the investment activities of the Subsidiary, the Subsidiary will be subject to the same fundamental investment restrictions and will follow the same compliance policies and procedures as the Fund; including among others capital structure, borrowing and affiliate transation restrictions. The Master Fund is the sole shareholder of the Subsidiary and will not allow shares of the Subsidiary to be offered or sold to other investors. The Adviser manages the assets of the Subsidiary pursuant to the Master Fund’s investment management agreement, and the Board, including the Independent Trustees thereof, review such agreement annually as required by the 1940 Act. The Custodian also serves as custodian for the Subsidiary.

The Master Fund also may use investment in ETFs in place of certain Investment Funds or as complements to certain strategies.

Additional Methods of Investing in Investment Funds. The Master Fund typically invests directly in an Investment Fund by purchasing an interest in such Investment Fund. There may be situations, however, where an Investment Fund is not open or available for direct investment by the Master Fund. On occasions where the Adviser determines that an indirect investment is the most effective or efficient means of gaining exposure to an Investment Fund, the Master Fund may invest in an Investment Fund indirectly by purchasing a structured note or entering into a swap or other contract paying a return approximately equal to the total return of an Investment Fund. In each case, a counterparty would agree to pay to the Master Fund a return determined by the return of the Investment Fund, in return for consideration paid by the Master Fund equivalent to the cost of purchasing an ownership interest in the Investment Fund. Indirect investment through a swap or similar contract in an Investment Fund carries with it the credit risk associated with the counterparty. Indirect investments will generally be subject to transaction and other fees, which will reduce the value of the Master Fund’s investment. There can be no assurance that the Master Fund’s indirect investment in an Investment Fund will have the same or similar results as a direct investment in the Investment Fund, and the Master Fund’s value, and therefore the Fund’s value, may decrease as a result of such indirect investment. When the Master Fund makes an indirect investment in an Investment Fund by investing in a structured note, swap, or other contract intended to pay a return equal to the total return of such Investment Fund, such investment by the Master Fund may be subject to additional regulations and asset coverage or segregation requirements.

Tax Code Compliance. The Fund and the Master Fund are registered investment companies under the 1940 Act and the Fund and the Master Fund have each elected, and each intends to continue to qualify, to be treated as a RIC under the Code. To continue to qualify as a RIC under the Code, the Fund must, among other things: (i) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies, and net income from interests in “qualified publicly traded partnerships” (as defined in the Code); and (ii) diversify its holdings so that, at the end of each quarter of each taxable year: (A) at least 50% of the market value of the Fund’s assets is represented by cash, cash items, U.S. government securities, securities of other RICs and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer; and (B) not more than 25% of the market value of the Fund’s total assets is invested in the securities, including for the Master Fund, investments in the Subsidiary (other than U.S. government securities and the securities of other RICs) of: (1) any one issuer; (2) any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses; or (3) any one or more “qualified publicly traded partnerships.”

The Master Fund’s investment in the Subsidiary is expected to provide the Master Fund with exposure to the commodities markets within the limitations of the federal tax requirements of Subchapter M. The annual net profit, if any, realized by the Subsidiary and imputed for income tax purposes to the Master Fund should constitute “qualifying income” for purposes of the Master Fund and the Fund remaining qualified as regulated investment companies for U.S. federal income tax purposes.

Access. Many high quality Investment Funds are not required to register under the 1940 Act because they do not publicly offer their securities and are restricted as to either the number of investors permitted to invest in such Investment Funds or as to the qualifications of persons eligible to invest (determined with respect to the value of investment assets held by the managers of such investor) in such Investment Funds. Many of these Investment Funds will have greater investment flexibility than traditional investment funds (such as mutual funds and most other registered investment companies) as to the types of securities owned, the nature of performance-based compensation paid to Investment Managers, the types of trading strategies employed, and in many cases, the amount of leverage they may use.

An investment in the Fund enables investors to invest, through the Fund’s investment in the Master Fund, with Investment Managers whose services generally are not available to the investing public, whose Investment Funds may be closed from time to time to new investors, or who otherwise may place stringent restrictions on the number and type of persons whose money they will manage. An investment in the Fund also enables investors to invest with a cross-section of investment strategies without incurring the high minimum investment requirements that Investment Managers typically would impose on investors.

OVERVIEW OF INVESTMENT PROCESS, DUE DILIGENCE AND MANAGER SELECTION

Capital Allocation Decisions and Portfolio Construction. The Master Fund expects its assets to be allocated broadly among Styles and Strategies for the allocation of capital at the time of investment. The Adviser has latitude to allocate more or less capital to a particular Style or Strategy, depending on the Adviser’s belief about the opportunities afforded over a given investment time horizon. In making such asset allocation decisions, the Adviser believes a well-diversified portfolio should allocate risk equally across attractive investment opportunities, but will also consider national and international economic and geopolitical conditions, the risks incident to the Styles and Strategies , and the relative return opportunities presented by each (among other considerations), and gauge these factors against other opportunities and the need for a broad portfolio to reduce risk (as measured by volatility).

The Fund shall strive to maintain a broad allocation of its assets, both with regard to allocation of assets among direct investments and Investment Managers, and also allocation of assets among various Styles and Strategies, as set forth above. In general, studies indicate that a broadly allocated portfolio enables an investor to generate more consistent returns than one that is more concentrated. Accordingly, a broad allocation of assets is generally noted as a means to reduce investment risk as measured by volatility. Correspondingly, while a broad allocation of assets lowers volatility and helps to mitigate the risk of investment losses, an un-concentrated portfolio is subject to limitations on its ability to generate relatively high investment returns than a more concentrated portfolio can sometimes generate. Accordingly, an un-concentrated portfolio may be appropriate for investors that want moderated volatility in their portfolios and are willing to accept relatively lower, but generally more consistent, returns than portfolios concentrated in a very few Styles, Strategies or Investment Managers/Investment Funds.

The Adviser believes that fees associated with investments will broadly effect the allocation decision regarding the mix between direct investments and Investment Funds. The Adviser believes that minimizing fees are an important aspect of managing investment portfolios and will seek out low cost implementation of investment styles and strategies where possible.

Manager Diversification. The Adviser defines “manager risk” as the risk that an Investment Manager will not generate the returns commensurate with the mean of the Investment Manager’s peer group (i.e., same Style and Strategy) because of: (a) poor fundamental analysis and/or security selection; (b) market timing; (c) management turnover within the Investment Manager; or (d) other factors or circumstances that affected that Investment Manager’s performance specifically that were not caused by market conditions within the Investment Manager’s Style and Strategy generally. Manager risk can be reduced by, among other things, due diligence conducted on the Investment Managers and diversifying across multiple Investment Managers within the same or similar Style and Strategy.

The Adviser, on behalf of the Fund, will generally attempt to allocate assets among multiple Investment Managers to achieve an appropriately broad allocation among Styles and Strategies and also among Investment Managers. The Master Fund will limit the percentage of assets that are invested in any one Investment Fund, at the time of investment, to an amount that complies with the limits set forth above and in accordance with any regulatory restrictions applicable to the Fund.

Many Investment Funds will have exposure to more than one Strategy or Style or may have characteristics of more than one Strategy or Style. Accordingly, there is a wide degree of discretion in how a particular Investment Fund is categorized or in how its capital is allocated among Styles and Strategies in reports compiled by the Adviser. Decisions on how to most appropriately characterize an Investment Fund shall be made by the Adviser, and such decisions shall be final. See “GENERAL RISKS – Risks of Mis-Categorizing Investment Funds within Styles or Strategies.”

The Adviser may, in its discretion and upon approval of the Board, change or modify the Styles and Strategies from time to time.

Due Diligence and Manager Selection. It is the responsibility of the Adviser to research and identify investment Strategies, Styles and Investment Managers, to satisfy itself as to the suitability of the terms and conditions of the Investment Funds and to allocate or reallocate the Fund’s assets among direct investment and Investment Managers. The Adviser employs an approach to investing that seeks to combine in-depth research and recommendations with portfolio management, risk management, due diligence and management oversight. The Adviser allocates the Fund’s assets among direct investments and Investment Managers using the diverse knowledge and experience of the members of its Investment Committee to assess the investment Strategies and Styles and to determine an appropriate mix of direct investments and Investment Funds. As discussed further below, the Adviser relies upon its Investment Committee to identify potential direct investments and Investment Funds , with one person being designated as having day-to-day investment oversight responsibility for the Fund. See “GENERAL RISKS” and “INVESTMENT RELATED RISKS.”

In the event that the Fund in the future engages one or more sub-advisers, following Shareholder approval, it would also be the responsibility of the Adviser to oversee any such sub-adviser. The Adviser would negotiate the investment sub-advisory agreements, subject to Shareholder approval requirements or SEC exemptive relief from such requirements. There can be no assurance that the Fund will seek, or that the SEC will grant, such exemptive relief allowing for the engagement of one or more sub-advisers without Shareholder approval.

Process of Portfolio Construction. On a regular basis, existing and prospective direct investments and Investment Managers are reviewed by the Adviser. The review, and potential inclusion of new direct investments and Investment Managers, will be predicated on the Adviser’s assessment of the current economic climate, capacity issues with respect to existing direct investments and Investment Funds, performance issues with respect to existing direct investments and Investment Funds, due diligence and/or other criteria on which direct investments and Investment Funds are assessed.

The Adviser employs a multi-step process in which the Adviser develops a pool of direct investments and Investment Funds to consider for investment. The Adviser sources potential direct investments and Investment Funds on an ongoing basis and generates a list of direct investments and Investment Funds that might qualify for investment by the Fund. The Investment Committee will identify potential direct investments and Investment Funds based on quantitative, qualitative, or other due diligence criteria. The list of potential direct investments and Investment Funds is reduced to a more manageable number of higher quality funds by running proprietary screens on the group of direct investments and Investment Funds that rank funds on an overall Style and Strategy basis. The top direct investments and Investment Funds based on these screens (the “Qualified Pool”) are then subjected to qualitative due diligence. In the case of Investment Funds, this typically begins with a review of marketing materials and a teleconference with one or more members of the investment and/or investment relations teams at each fund. The Adviser then meets with representatives of each Investment Fund and weighs the quantitative and qualitative results of the due diligence process before deciding to invest, remove the Investment Fund from the Qualified Pool, or leave the Investment Fund on the Qualified Pool list for future consideration. Once a pool of one or more potential direct investments and Investment Funds has been identified and approved for investment by the Investment Committee, the Investment Committee then determines an allocation for the Fund’s assets across the pool.

The Adviser generally intends to employ the above through a multi-step process in structuring and monitoring the Fund’s portfolio. The Adviser generally employs the following steps, although the steps may not be conducted in the following order:

First, the Adviser will attempt to develop the Qualified Pool to consider for investment.

Second, the Investment Committee will identify one or more potential direct investments and Investment Funds based on quantitative, qualitative, or other due diligence criteria.

Third, once a pool of one or more potential direct investments and Investment Funds has been identified from the Qualified Pool and approved for investment by the Investment Committee, the Committee then determines an allocation for the Fund’s assets across the pool, consistent with the limitations then in effect.

Finally, the Adviser intends to monitor, among other things, the overall level of assets managed, the estimated capacity of each Investment Fund and the adherence to the pre-defined strategy and risk/return targets set forth when the investment was made.

The Adviser may invest a portion of the Fund’s assets with direct investments and Investment Managers who may have limited track records and Investment Funds with limited or no operating histories.

Ongoing due diligence includes review of monthly performance and monthly reports (as available) of direct investments and the same from each Investment Fund as well as conference calls and in-person meetings with Investment Fund personnel.

BORROWING AND USE OF LEVERAGE BY THE FUND AND THE MASTER FUND

The Master Fund and the Fund may borrow money to purchase portfolio securities and for portfolio management purposes. The Fund and the Master Fund may also borrow money to pay operating expenses, including, without limitation, investment management fees, or to fund repurchases of Shares or facilitate distributions. Under the 1940 Act, neither the Fund nor the Master Fund is permitted to borrow for any purposes if, immediately after such borrowing, such Fund would have an asset coverage ratio (as defined in the 1940 Act) of less than 300% with respect to indebtedness or less than 200% with respect to preferred stock. The 1940 Act also provides that neither the Fund nor the Master Fund may declare distributions, or purchase its stock (including through repurchase offers) if, immediately after doing so, it will have an asset coverage ratio of less than 300% or 200%, as applicable. Under the 1940 Act, certain short-term borrowings (such as for the purpose of meeting repurchases, for bridge financing of investments in Investment Funds or for cash management purposes): (i) if repaid within 60 days; (ii) if not extended or renewed; and (iii) that are not in excess of 5% of the total assets of the Fund, are not considered the use of investment leverage. In addition to borrowing money, the Fund may also incur economic leverage via the use of derivatives. Borrowing restrictions generally do not apply to Investment Funds that are not registered under the 1940 Act. The use of borrowings for investment purposes involves a high degree of risk.

The Master Fund and/or the Fund may be required to pledge assets when borrowing, which in the event of an uncured default, could affect the Master Fund’s and/or Fund’s operations, including preventing the Master Fund or Fund from conducting a repurchase of their shares. In addition, the terms of any borrowing may impose certain investment restrictions on the Master Fund or Fund. The following table is designed to illustrate the effect on the return to a Shareholder of leverage in the amount of 10% of the Master Fund’s gross assets. The table assumes hypothetical annual returns of the Master Fund’s portfolios of minus 10% to plus 10%, and an assumed utilization of leverage in the amount of 10% of the Master Fund’s gross assets with a cost of borrowing of approximately 2.39% payable for such leverage based on market rates as of the date of this Prospectus. The Master Fund’s actual cost of leverage would be based on market rates at the time it borrows money for investment leverage as well as any subsequent rate changes while such borrowings are outstanding, and such actual cost of leverage may be higher or lower than that assumed in the previous example. As the table shows, leverage generally increases the return to Shareholders when portfolio return is positive and greater than the cost of leverage and decreases the return when the portfolio return is negative or less than the cost of leverage. The figures appearing in the table are hypothetical and actual returns may be greater or less than those appearing in the table.

Assumed Portfolio Return (net of expenses)	(10.00%)	(5.00%)	0%	5.00%	10.00%
Corresponding Share Return Assuming 10% Leverage	(16.19%)	(8.69%)	(1.20%)	6.31%	13.81%

Assuming use by the Master Fund of bank borrowings representing 10% of gross assets, the Master Fund would be required to experience an annual return of 0.24% in order to cover annual interest payments on borrowings. To the extent permitted by the Fund’s and the Master Fund’s fundamental policy on borrowing (described in the SAI) and the 1940 Act, the Board may modify the Fund’s borrowing policies, and the Board of the Master Fund may modify the Master Fund’s borrowing policies, including the purposes of borrowings. The rights of any lenders to the Fund or the Master Fund to receive payments of interest or repayments of principal will likely be senior to those of Shareholders, and the terms of any borrowings may contain provisions that limit certain investments or activities of the Fund or the Master Fund.

GENERAL RISKS

Although the Master Fund’s investment program is designed to produce positive returns regardless of overall market trends with lower volatility over a meaningful investment period of at least two to three years while attempting to minimize risk, the Master Fund’s investment program entails certain significant risks to which the Fund is subject through their investment in the Master Fund. There can be no assurance that the investment objective of the Fund or the Master Fund or those of the Investments Funds in which the Fund invests will be achieved or that their investment programs will be successful. Because the Fund invests substantially all of its investable assets in the Master Fund, the risks associated with an investment in the Fund are substantially the same as the risks associated with an investment in the Master Fund. Certain risks associated with an investment in the Fund are set forth below.

Risk Allocations

The Adviser will have the discretion to underweight or overweight allocations of assets among various Styles and Strategies from a risk/reward perspective, although such allocations must generally remain within the above limits. There is no assurance that the Adviser’s decisions in this regard will be successful. In addition, the Master Fund may be limited in its ability to make changes to allocations due to the subscription and redemption provisions of the Investment Funds, including notice periods and limited subscription and redemption dates, the ability of the Investment Funds to suspend and postpone redemptions, and lockups on redemptions imposed by certain Investment Funds. In addition, any such allocations will be made by the Adviser based on information previously provided by the Investment Funds. If such information is inaccurate or incomplete, it is possible that the Master Fund’s allocations from a risk/reward perspective may not reflect the Adviser’s intended allocations nor comply with the portfolio construction limitations. This could have a material adverse effect on the ability of the Adviser to implement the investment objective of the Fund and the Master Fund.

Risks of Mis-Categorizing Direct Investments and Investment Funds within Styles and Strategies

While the Adviser will attempt to categorize all Investment Funds consistent with the foregoing discussions, certain direct investments and Investment Funds may fit into more than one category or may not closely resemble any of the foregoing categories. Accordingly, the Adviser has a wide degree of discretion in categorizing direct investments and Investment Funds within Styles and Strategies or allocating capital among Styles and Strategies in its reports. If the Adviser makes the wrong decision, certain Styles or Strategies may be under- or over-weighted relative to what may have been intended or reported. Accordingly, the Master Fund’s investment portfolio may be over-allocated or under-allocated to certain Styles or Strategies and incur concentration risks or result in insufficient exposure within the portfolio as a result.

Dependence on the Adviser and the Investment Managers

The Adviser will invest the assets of the Master Fund through the Investment Managers, and the Adviser has the sole authority and responsibility for the selection of the Investment Managers. The success of the Master Fund depends upon the ability of the Adviser to develop and implement investment strategies that achieve the investment objective of the Fund and the Master Fund. In addition, the Adviser may be dependent on key personnel. To the extent that any such key personnel were to depart, the Adviser’s ability to successfully develop and implement investment strategies may be negatively impacted.

The Master Fund also is dependent upon the ability of the Investment Managers to develop and implement strategies that achieve their investment objectives. Shareholders will have no right or power to participate in the management or control of the Fund, the Master Fund or the Investment Funds, and will not have an opportunity to evaluate the specific investments made by the Investment Funds or the Investment Managers, or the terms of any such investments.

Closed-End Fund; Limited Liquidity

The Fund is a non-diversified, closed-end management investment company designed primarily for long-term investors, and is not intended to be a trading vehicle. You should not invest in the Fund if you need a liquid investment. The Fund invests substantially all of its assets in illiquid investments. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis at a price based on NAV. In order to be able to meet daily redemption requests, mutual funds are subject to more stringent liquidity requirements than closed-end funds. In particular, a mutual fund generally may not invest more than 15% of its net assets in illiquid securities, while a closed-end fund, such as the Fund, may invest all or substantially all of its assets in illiquid investments (as is the Fund’s investment practice). The Adviser believes that unique investment opportunities exist in the market for Investment Funds, which generally are illiquid.

An investment in the Fund provides limited liquidity because the Shares are not freely transferable and Shareholders may not cause the Fund to redeem its Shares. As described below, the Fund may offer to repurchase Shares from Shareholders. Distributions of proceeds upon the repurchase of a Shareholder’s Shares may be subject to restrictions imposed upon withdrawals under the terms of the Investment Funds or, in the event that the Fund and/or the Adviser has engaged one or more sub-advisers, restrictions imposed by investment advisory agreements pursuant to which the Fund’s assets are invested. An investment in the Fund is suitable only for those investors that do not need liquidity.

Payment for repurchased Shares of the Fund may require the Master Fund to liquidate its investments in Investment Funds earlier than the Adviser would otherwise liquidate these holdings, potentially resulting in losses and increased fees, and may increase the Master Fund’s portfolio turnover. The Adviser intends to take measures (subject to such policies as may be established by the Investment Committee) to attempt to avoid or minimize potential losses and portfolio turnover resulting from the repurchase of Shares.

Shares Not Listed; Repurchases of Shares

The Fund does not intend to list Shares for trading on any securities exchange. There is no secondary trading market for Shares, and none is expected to develop. Shares are, therefore, not readily marketable. Because the Fund is a closed-end investment company, its Shares will not be redeemable at the option of Shareholders and they will not be exchangeable for shares or interests of any other fund. Although the Board may, in its sole discretion, cause the Fund to offer to repurchase outstanding Shares at their NAV, and the Adviser expects to recommend that the Board do so on a quarterly basis with a Valuation Date (as defined below in “REPURCHASES OF SHARES”) on or about March 31, June 30, September 30 and December 31 of each year, Shares are considerably less liquid than shares of funds that trade on a stock exchange, or shares of open-end registered investment companies.

There will be a substantial period of time between the date as of which Shareholders must accept the Fund’s offer to repurchase their Shares and the date they can expect to receive payment for their Shares from the Fund. Shareholders whose Shares are accepted for repurchase bear the risk that the Fund’s NAV may fluctuate significantly between the time that they accept the Fund’s offer to repurchase their Shares and the date as of which such Shares are valued for purposes of such repurchase. Shareholders will have to decide whether to accept the Fund’s offer to repurchase their Shares without the benefit of having current information regarding the value of Shares on a date proximate to the date on which Shares are valued by the Fund for purposes of effecting such repurchases. See “REPURCHASES OF SHARES.”

Further, repurchases of Shares, if any, may be suspended, postponed or terminated by the Board under certain circumstances. See “REPURCHASES OF SHARES—Periodic Repurchases.” An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of Shares and the underlying investments of the Fund. Also, because Shares will not be listed on any securities exchange, the Fund is not required, nor intends, to hold annual meetings of its Shareholders.

Non-Diversified Status

The Fund is a “non-diversified” investment company. This means that there are no percentage limitations imposed by the 1940 Act on the percentage of the Fund’s assets that may be invested in the securities of any one issuer. The Adviser will follow a general policy of seeking to invest the Fund’s capital broadly among multiple Investment Funds. As a consequence of a potential large investment in a particular Investment Fund, losses suffered by such an Investment Fund could result in a higher reduction in the Fund’s capital than if such capital had been more proportionately allocated among a larger number of Investment Funds.

Limited Operating History

Certain of the Investment Funds in which the Master Fund invests may have limited or no operating histories. In such cases, the Adviser may evaluate among other things the past investment performance of the Investment Managers of such Investment Funds. However, past investment performance may not be indicative of the future results of an investment in such an Investment Fund. The results of other investment funds or accounts managed by the Adviser (or by Investment Managers) which have or have had an investment objective similar to or different from that of the Fund (or an Investment Fund in the case of Investment Managers) are not indicative of the results that the Fund (or an Investment Fund) may achieve.

Ability to Borrow

The Master Fund and the Fund may borrow money to purchase portfolio securities and for portfolio management purposes. To the extent that the Fund and/or Master Fund are not able to borrow, or enter into a credit facility of an appropriate size, such inability to borrow could adversely impact the Fund’s operations to the extent that the Fund or Master Fund needed to access borrowed funds.

Governmental, Legal, Tax and Regulatory Risks

The global financial markets have undergone, and in many respects are continuing to undergo, pervasive and fundamental disruptions that have led to extensive and unprecedented governmental intervention. Such intervention has, in certain cases, been implemented on an “emergency” basis with little or no notice, with the consequence that some market participants’ ability to continue to implement certain strategies or manage the risk of their outstanding positions has been suddenly and/or substantially eliminated or otherwise negatively implicated. Given the complexities of the global financial markets and the limited time frame within which governments have been able to take action, these interventions have sometimes been unclear in scope and application, resulting in confusion and uncertainty, which in itself has been materially detrimental to the efficient functioning of such markets as well as previously successful investment strategies.

Legal, tax and regulatory changes could occur that may materially adversely affect the Fund. For example, the regulatory and tax environment for Investment Funds and for derivative instruments in which Investment Managers may participate is changing rapidly, and changes in the regulation or taxation of derivative instruments may materially adversely affect the Fund. In particular, the CFTC has proposed changes to investment company regulation concerning investment in derivatives and commodities. The SEC for a period banned short selling in 2008, which disrupted many Investment Funds that used such strategies, and uncertainty surrounding certain derivatives and potential regulation of derivatives may materially adversely affect the value of derivative instruments held by the Investment Funds or the Fund and the ability of the Investment Managers or the Adviser to pursue their trading strategies. Similarly, the regulatory environment for leveraged investors and for private funds generally is changing rapidly, and changes in the direct or indirect regulation of leveraged investors or private funds, including tax regulation applicable thereto, may materially adversely affect the ability of the Fund to pursue its investment objective or strategies. In particular, Congress has held hearings regarding potential restructuring of U.S. financial regulations, taxation policy as it relates to leveraged investors, tax-exempt investors and private funds, and the SEC has recently engaged in a general as well as specific investigations of private funds, which has resulted in increased regulatory oversight and other legislation and regulation relating to private fund managers, private funds and funds of private funds. Due to recent events in the markets, further regulatory change may be more likely than not and should be expected to occur.

The Master Fund directly, as well as certain Investment Funds, may purchase and sell futures contracts and options on futures contracts. The Adviser has claimed an exemption from the definition of the term “commodity pool operator” with respect to the Funds pursuant to Rule 4.5 under the Commodity Exchange Act, as amended (the “CEA”), and therefore, is not subject to registration or regulation as a commodity pool operator under the CEA. However, recently adopted amendments to Rule 4.5 alter the criteria required for the Adviser to rely on the exemption from registration as a “commodity pool operator” with respect to the Funds. Certain aspects of the amended rule are yet to be determined, and such determination may dictate the appropriate course of action for the Funds with respect to their Commodities Futures Trading Commission (“CFTC”) compliance obligations. Such regulatory aspects, when determined, may increase costs for the Funds.

On November 30, 2012 the CFTC issued relief for fund of fund operators who may otherwise be required to register with the CFTC as commodity pool operators by December 31, 2012 but do not have access to information from the investment funds in which they are invested in order to determine whether registration is required. This relief delays the registration date for such operators until the later of June 30, 2013 or six months from the date the CFTC issues revised guidance on the application of certain thresholds with respect to investments in commodities held by funds of funds. As of December 31, 2012, the Master Fund has filed as required with the CFTC in order to claim this no-action relief, which is effective upon receipt of the filing.

It is impossible to predict with certainty what additional interim or permanent governmental restrictions may be imposed on the markets and/or the effect of such restrictions on the Adviser’s ability to fulfill the Fund’s investment objective. Legislation or regulation, which could be substantial and is unpredictable, could pose additional risks and result in material adverse consequences to the Investment Funds or the Fund and/or limit potential investment strategies that would have otherwise been used by the Investment Managers or the Fund in order to seek to obtain higher returns. The Adviser believes that there is a high likelihood of significantly increased regulation of the global financial markets; any such increased regulation could be materially detrimental to the operation and performance of the Fund. Certain tax risks associated with an investment in the Fund are discussed in “TAX ASPECTS.”

Master/Feeder Structure

The Master Fund may accept investments from other investors (including other feeder funds), in addition to the Fund. Because each feeder fund can set its own transaction minimums, feeder-specific expenses, and other conditions, one feeder fund could offer access to the Master Fund on more attractive terms, or could experience better performance, than another feeder fund. Smaller feeder funds may be harmed by the actions of larger feeder funds. For example, investors in a larger feeder fund will have more voting power than the Fund over the operations of the Master Fund. If investors of other feeder funds tender for a significant portion of their shares in a repurchase offer, the assets of the Master Fund will decrease. This could cause the Fund’s expense ratio to increase to the extent that subsequent investments in the Master Fund do not offset the cash outflows. In addition, a single large investor, or investors, in a feeder fund may be able to exercise similar influence on the Master Fund, and indirectly affect the Fund, by actions relating to the feeder in which such an investor(s) invests. This risk may be higher during a period in which the Fund does not have significant assets or has less assets relative to another feeder fund, such as upon commencement of operations of the Fund.

Significant Selling Agents; Substantial Repurchases; Change in Control of the Fund

To the extent that substantial numbers of investors have a relationship with any particular Selling Agent, such Selling Agent may have the ability to influence investor behavior, which may affect the Fund. To the extent that any such Selling Agents or other financial intermediaries exercise collective influence over such investors’ decisions to request repurchases of Shares, the Master Fund and the Fund may make larger repurchase offers than would otherwise be the case. Substantial acceptance of the Fund’s offers to repurchase Shares could require the Master Fund to liquidate certain of its investments more rapidly than otherwise desirable in order to raise cash to fund the repurchases and achieve a market position appropriately reflecting a smaller asset base. This could have a material adverse effect on the performance of the Fund and the value of its Shares. Similarly, if such Selling Agents or other financial intermediaries exercise collective influence over Shareholders’ voting of Shares, they could, subject to compliance with SEC rules and state law, change the composition of the Board, which in turn could lead to a change in the Adviser to the Fund. If effected, such changes could have a material adverse effect on the performance of the Fund and the value of its Shares. In addition, the global financial markets have undergone, and to an extent are currently undergoing, pervasive and fundamental disruptions, which have led to departures of brokers and financial advisors employed at Selling Agents and other financial intermediaries. This may have an uncertain but potentially adverse impact on the Fund.

Special Considerations Applicable to Purchases of Shares

The Fund may accept purchase orders for Shares as determined by the Board, in its sole discretion. Additional purchases may dilute the indirect interests of existing Shareholders in the Fund’s investment portfolio prior to such purchases, which could have an adverse impact on the existing Shareholders’ Shares in the Fund if future Fund investments underperform the prior investments. In addition, it is expected that Investment Managers may structure performance-based compensation so that compensation is paid only if gains exceed prior losses. Appreciation in the net assets managed by an Investment Manager at any given time will be shared pro rata by all of the Shareholders at such time, not just those who were Shareholders at the time prior losses were incurred. The value attributable to the fact that no performance-based compensation will be paid to an Investment Manager until its gains exceed its prior losses will not be taken into account in determining the NAV of the Fund. Such value to existing Shareholders will be diluted by new sales of Shares, because the new Shares will participate in any positive performance by the Investment Manager until its gains exceed its prior losses without the Investment Manager being paid any performance-based compensation.

In addition, Shares represent beneficial interests in an operating fund that may have significant open positions. Since these Shares will share in open positions which may have been held by the Fund for some period of time prior to the issuance of the additional Shares, the application of the relevant Investment Manager’s trading approach to such positions may have a qualitatively different effect on the performance of the additional Shares than it does on the performance of previously issued Shares. For example, a number of trading approaches may become more aggressive in terms of willingness to tolerate losses in a position and increase the size of a position after an open trade has generated a substantial profit because subsequent losses (up to a certain level) are perceived as being only a partial give-back of prior profits, not an actual loss. As subsequent purchasers of Shares will not have received the benefit of any profits on open positions prior to the date on which they purchase the Shares, subsequent losses will constitute an absolute loss to such holders, not only a partial give-back of profits. In addition, certain trading approaches may follow profit-taking strategies whereby they will liquidate or partially liquidate a position after it has generated a predetermined amount of profit. Since the new Shares will not have had the benefit of any such profit prior to the date on which they were issued, Shareholders holding such

Shares may find themselves liquidated out of a position (which would have continued to generate substantial profits) due to an Investment Manager “taking profits,” none of which had inured to their benefit. Some approaches apply similar analyses based on overall portfolio performance, not just the performance of particular positions, with generally analogous effects.

Special Tax Risks

Special tax risks are associated with an investment in the Fund. The Fund and the Master Fund have each elected to, and each intends to continue to meet the requirements necessary to qualify as a “regulated investment company” or “RIC” under Subchapter M of the Code. As such, the Fund and the Master Fund must each satisfy, among other requirements, certain ongoing asset diversification, source-of-income and annual distribution requirements.

If before the end of any quarter of its taxable year, the Master Fund believes that it may fail the asset diversification requirement, the Master Fund may seek to take certain actions to avert such a failure. The Master Fund may try to acquire additional interests in Investment Funds to come into compliance with the asset diversification test. However, the action frequently taken by RICs to avert such a failure, the disposition of non-diversified assets, may be difficult for the Master Fund to pursue because the Master Fund may redeem its interest in an Investment Fund only at certain times specified by the Investment Fund’s governing documents. While relevant provisions also afford the Master Fund a 30-day period after the end of the relevant quarter in which to cure a diversification failure by disposing of non-diversified assets, the constraints on the Master Fund’s ability to effect a redemption from an Investment Fund referred to above may limit utilization of this cure period.

If the Master Fund fails to meet the asset diversification test described above with respect to any quarter, the Master Fund will nevertheless be considered to have satisfied the requirements for such quarter if the Master Fund cures such failure within 6 months and either (i) such failure is de minimis or (ii) (a) such failure is due to reasonable cause and not due to willful neglect and (b) the Master Fund reports the failure under Treasury Regulations to be adopted and pays an excise tax.

So long as the Master Fund meets its asset diversification requirements, the Fund also will be treated as meeting those asset diversification requirements.

If the Master Fund fails to comply with the source-of-income test of any taxable year, the Master Fund will nevertheless be considered to have satisfied the requirements for such year if (i) such failure is due to reasonable cause and not due to willful neglect, (ii) following the Master Fund’s identification of such failure, the Master Fund discloses each items of its gross income, and (iii) the Master Fund pays a tax equal to 100% of the non-qualifying income to the extent it exceeds the permitted levels of non-qualifying income.

If the Fund fails to satisfy the asset diversification or other RIC requirements, it may lose its status as a RIC under the Code. In that case, all of its taxable income would be subject to U.S. federal income tax at regular corporate rates without any deduction for distributions to Shareholders. In addition, all distributions (including distributions of net capital gain) would be taxed to their recipients as dividend income to the extent of the Fund’s current and accumulated earnings and profits. Accordingly, disqualification as a RIC would have a material adverse effect on the value of the Fund’s Shares and the amount of the Fund’s distributions.

Tax Law Change Risk

Although the IRS has issued published guidance that qualifying income for a regulated investment company does not include income derived directly from certain commodity-linked derivative instruments, the IRS has indicated in a series of private letter rulings that income derived from a wholly-owned offshore subsidiary such as the Subsidiary that invests in such commodity-linked derivative instruments does constitute qualifying income. The Master Fund has not applied for such a private letter ruling and relies on an opinion of counsel that states that undistributed income derived from the Subsidiary constitutes qualifying income. In July 2011, the IRS suspended further issuance of these private letter rulings, indicating that it was reconsidering the underlying policies. The IRS could issue new public guidance regarding the use of offshore subsidiaries by regulated investment companies to invest indirectly in commodities. It is also possible that legislation on this issue could be introduced. If the IRS does issue new public guidance, or if legislation is enacted, that results in an adverse determination relating to the treatment of income derived by the Master Fund from the Subsidiary, the Master Fund would likely need to significantly change its investment strategy, which could adversely affect the Master Fund. It is possible that the Master Fund may be unable to qualify as a regulated investment company for one or more years, meaning that all of its income and gains could be taxed first at the Master Fund level and again when paid out to shareholders.

Additional Tax Considerations; Distributions to Shareholders and Payment of Tax Liability

The Fund will distribute substantially all of its net investment income and gains to Shareholders. These distributions are taxable as ordinary income or capital gains to the Shareholders. Shareholders not subject to tax on their income will not be required to pay tax on amounts distributed to them. The Fund will inform Shareholders of the amount and character of its distributions to Shareholders. See “TAX ASPECTS” below for more information. If the Fund distributes in a calendar year less than an amount equal to the sum of 98% of its ordinary income for such calendar year and 98.2% of its capital gain net income for the twelve-month period ending October 31 of such year, plus any such amounts that were not distributed in previous calendar years, then the Fund will be subject to a nondeductible 4% excise tax with respect to the Fund’s undistributed amounts.

In addition, the Fund, through the Master Fund, invests in Investment Funds located outside the U.S. Such Investment Funds may be subject to withholding tax on their investments in other jurisdictions. Any such withholding tax would reduce the return on the Fund’s investment in such Investment Funds and thus on the Shareholders’ investment in the Fund. See “TAX ASPECTS.”

SPECIAL RISKS OF THE FUND OF FUNDS STRUCTURE

This section discusses certain risks related to the fact that the Master Fund generally invests in Investment Funds.

Investments in the Investment Funds Generally

Because the Master Fund invests in Investment Funds, the value of an investment in the Master Fund will be affected by the investment policies and decisions of the Investment Manager of each Investment Fund in direct proportion to the amount of Master Fund assets that are invested in each Investment Fund. The NAV of the interests of the Investment Funds, and as a result, the NAVs of the Master Fund and the Fund, will fluctuate in response to, among other things, various market and economic factors related to the markets in which the Investment Funds invest and the financial condition and prospects of issuers in which the Investment Funds invest. Certain risks related to the investment strategies and techniques utilized by the Investment Managers are described under “INVESTMENT RELATED RISKS” below.

Investment Funds Generally Not Registered

The Investment Funds in which the Master Fund invests will generally not be registered as investment companies under the 1940 Act. Therefore, the Master Fund and the Fund will not be entitled to the protections of the 1940 Act with respect to investments in unregistered Investment Funds. In addition, the Investment Managers of the Investment Funds in certain cases may not be registered as investment advisers under the Advisers Act. Therefore, the Master Fund as an investor in the Investment Funds managed by such Investment Managers, and the Fund, as an indirect investor through its investment in the Master Fund, will not have the benefit of certain of the protections of the Advisers Act. In addition, to the extent that such an unregistered Investment Manager registers, there is a risk that the Investment Manager may not comply with the requirements of the Advisers Act, or may encounter operational or regulatory difficulties that arise from such compliance requirements. The Investment Funds may not maintain their securities and other assets in the custody of a bank or a member of a securities exchange, as generally required of registered investment companies under SEC rules. A registered investment company that places its securities in the custody of a member of a securities exchange is required to have a written custodian agreement, which provides that securities held in custody will be at all times individually segregated from the securities of any other person and marked to clearly identify such securities as the property of such investment company, and which contains other provisions designed to protect the assets of such investment company. It is anticipated that the Investment Funds in which the Master Fund will invest may maintain custody of their assets with brokerage firms that do not separately segregate such customer assets, as would be required in the case of registered investment companies. Under the provisions of the Securities Investor Protection Act of 1970, as amended, the bankruptcy of any such brokerage firm could have a greater adverse effect on the Master Fund than would be the case if custody of assets were maintained in accordance with the requirements applicable to registered investment companies. There is also a risk that an Investment Manager could convert assets committed to it by the Master Fund to its own use or that a custodian could convert assets committed to it by an Investment Manager to its own use. There can be no assurance that the Investment Managers or the entities they manage will comply with all applicable laws and that assets entrusted to the Investment Managers will be protected. In this regard, although the Adviser performs initial and continuing due diligence, there remains a risk of Investment manager fraud and/or misconduct that could subject the Fund to losses.

Investment Funds Generally Non-Diversified

Investment Funds may be non-diversified, although some Investment Funds may undertake to comply with certain investment concentration limits. Investment Funds may at certain times hold large positions in a relatively limited number of investments. Investment Funds may target or concentrate their investments in particular markets, sectors, or industries. Those Investment Funds that concentrate in a specific industry or target a specific sector will also be subject to the risks of that industry or sector, which may include, but are not limited to, rapid obsolescence of technology, sensitivity to regulatory changes, minimal barriers to entry, and sensitivity to overall market swings. As a result, the NAVs of such Investment Funds may be subject to greater volatility than those of investment companies that are more fully diversified, and this may negatively impact the NAVs of the Master Fund and the Fund.

Investment Funds’ Securities Are Generally Illiquid

The securities of the Investment Funds in which the Master Fund invests or plans to invest may be illiquid. Subscriptions to purchase the securities of Investment Funds are generally subject to restrictions or delays. Similarly, the Master Fund may not be able to dispose of Investment Fund securities that it has purchased in a timely manner and, if adverse market conditions were to develop during any period in which the Master Fund is unable to sell Investment Fund securities, the Master Fund, when it is able to redeem, might obtain a less favorable price than that which prevailed when it decided to buy or sell such securities.

Industry Trend Towards Longer Lock-Ups; Modification of Portfolio Liquidity Requirements

Many Investment Funds have lengthened the lock-up periods during which an investor must hold an investment in an Investment Fund and the Adviser believes that this trend may continue. If this trend does continue, it could negatively impact the liquidity of the Master Fund (and consequently the Fund), which may force the Adviser to forgo investing in certain Investment Funds that are attractive due to the longer lock-up periods being employed.

Valuation of Investments in Investment Funds

The valuation of the Master Fund’s investments in Investment Funds is ordinarily determined based upon valuations calculated by the Independent Administrator (as defined below), in many cases based on information provided by the Investment Managers or third party administrators of Investment Funds. Certain securities in which the Investment Funds invest may not have a readily ascertainable market price and will be valued by the Investment Managers or their administrators. In this regard, an Investment Manager may face a conflict of interest in valuing the securities, as their value will affect the Investment Manager’s compensation. The Master Fund and the Fund have established a Valuation Committee of their Boards, which oversees the actions of the “Adviser’s Valuation Committee.” The Adviser’s Valuation Committee is composed of members of the Investment Committee as well as other representatives of the Adviser. Certain members of the Adviser’s Valuation Committee may face conflicts of interest in overseeing the value of the Master Fund’s investments, as the valuation of the Master Fund’s investments will affect the Adviser’s compensation. Although the Adviser’s Valuation Committee reviews the valuation procedures used by the Investment Managers, neither the Adviser’s Valuation Committee, the Independent Administrator, nor the Adviser can confirm or review the accuracy of valuations provided by Investment Managers or their administrators.

If an Investment Manager’s valuations are consistently delayed or inaccurate, the Adviser generally will consider whether the Investment Fund continues to be an appropriate investment for the Fund. The Master Fund may be unable to redeem or otherwise dispose of interests in such an Investment Fund quickly, and could therefore be obligated to continue to hold such interests for an extended period of time. In such a case, such interests would continue to be valued without the benefit of the Investment Manager’s valuations, and the Adviser’s Valuation Committee will determine the value, and may discount the value of the interests, if deemed to be the estimated fair value of such holding in keeping with the Fund’s valuation procedures.

Multiple Levels of Fees and Expenses

Although, in many cases, investor access to the Investment Funds may be limited or unavailable, an investor who meets the conditions imposed by an Investment Fund may be able to invest directly with the Investment Fund. By investing indirectly in Investment Funds indirectly through the Fund and the Master Fund, the investor bears asset-based fees at the Fund and Master Fund level, in addition to any asset-based fees and performance-based fees and allocations at the Investment Fund level. Moreover, an investor in the Fund bears a proportionate share of the fees and expenses of the Fund and the Master Fund (including management fees, expenses, operating costs, sales charges, brokerage transaction expenses (if any), and administrative and servicing fees) and, indirectly, expenses of the Investment Funds. Thus, an investor in the Fund may be subject to higher operating expenses than if he, she or it invested in an Investment Fund directly or in a closed-end fund that did not utilize a “fund of funds” structure.

Certain of the Investment Funds may be subject to a performance-based fee or allocation, irrespective of the performance of other Investment Funds and the Fund generally. Accordingly, an Investment Manager to an Investment Fund with positive performance may receive performance-based compensation from the Investment Fund, and thus indirectly from the Fund and its Shareholders, even if the Fund’s overall performance is negative. Generally, fees payable to Investment Managers of the Investment Funds range from 0.50% to 3% (annualized) of the average NAV of such funds’ investment. In addition, certain Investment Managers charge an incentive allocation or fee generally ranging from 10% to 20% of an Investment Fund’s net profits, although it is possible that such ranges may be exceeded for certain Investment Managers. The performance-based compensation received by an Investment Manager also may create an incentive for that Investment Manager to make investments that are riskier or more speculative than those that it might have made in the absence of the performance-based allocation. Such compensation may be based on calculations of realized and unrealized gains made by the Investment Manager without independent oversight. In addition, if performance of an Investment Fund falls, Investment Fund expenses may increase as a percentage of gross returns, which could result in disproportional decreases in such fund’s performance. Also if Investment Fund performance and/or assets under management decrease yet the fund’s expenses fail to decrease proportionally, the Master Fund’s allocable share of such fund’s operating expense could increase, thus negatively impacting the Master Fund’s performance.

Duplicative Transaction Costs

Investment decisions of the Investment Funds are generally made by their Investment Managers independently of each other. As a result, at any particular time, one Investment Fund may be purchasing securities of an issuer whose securities are being sold by another Investment Fund. Consequently, the Master Fund could indirectly incur transaction costs without accomplishing any net investment result.

Investment Managers Invest Independently

The Investment Managers generally invest wholly independently of one another and may at times hold economically offsetting positions. To the extent that the Investment Managers do, in fact, hold such positions, the Master Fund’s portfolio, considered as a whole, may not achieve any gain or loss despite incurring fees and expenses in connection with such positions. In addition, Investment Managers are compensated based on the performance of their portfolios. Accordingly, there often may be times when a particular Investment Manager may receive incentive compensation in respect of its portfolio for a period even though the Master Fund’s NAV may have decreased during such period. Furthermore, it is possible that from time to time, various Investment Managers selected by the Adviser may be competing with each other for the same positions in one or more markets.

Turnover

The Investment Funds may invest on the basis of short-term market considerations. The turnover rate within the Investment Funds may be significant, potentially involving substantial brokerage commissions and fees. The Master Fund will have no control over this turnover. In addition, the withdrawal of the Master Fund from an Investment Fund could involve expenses to the Master Fund under the terms of the Master Fund’s investment with that Investment Fund.

Affiliate Funds

The Master Fund may invest in Investment Funds sponsored, managed or co-managed by certain affiliates, subject to obtaining required exemptive relief from the SEC and an affirmative vote of a majority of the Independent Trustees. Such an investment may create a conflict of interest between the Master Fund and the Adviser and its affiliates, directors, trustees, managers, members, partners, officers, and employees ( each a “Related Party” and collectively the “Related Parties”) that has sponsored or is managing or co-managing such Investment Fund. The Independent Trustees will review, among other things, such conflicts of interest in determining whether to approve such investment. However, the Adviser reserves the right to manage certain portions of the Master Fund’s portfolio directly where it has a specific competency do so.

Inability to Vote; Waiver of Voting

The Master Fund typically may determine to limit its investment position in an Investment Fund to less than 5% of the Investment Fund’s outstanding voting securities, absent reliance on an exemptive rule or position under the 1940 Act. The Master Fund may determine to purchase non-voting securities in, or contractually waive or limit its voting interest in, certain Investment Funds (for example, to facilitate investments in smaller Investment Funds determined attractive by the Adviser) in order to avoid becoming subject to certain 1940 Act prohibitions with respect to affiliated transactions or to avoid negative tax consequences of ownership of an offshore Investment Fund. Although the Adviser does not expect that a significant number of waivers of voting rights will be undertaken, the Adviser may, under a policy adopted by the Board, waive certain voting rights in certain instances, subject to reporting to the Board, which waiver would allow the Fund, as well as potentially other clients of the Adviser, to invest in the same Investment Funds or to make larger investments in those Investment Funds. A waiver could allow an additional investment where it was determined that an existing investment in the same fund by a Master Fund affiliate could otherwise prevent such an investment. Any waiver may be undertaken as an irrevocable contractual agreement to waive or limit the Master Fund’s ability to vote with regard to the election or removal of Investment Fund directors (or their equivalent). To the extent the Master Fund holds non-voting securities, or contractually forgoes the right to vote in respect of the voting securities of an Investment Fund, the Master Fund will not be able to vote on matters that require the approval of the interest holders of the Investment Fund, including potentially matters adverse to the Fund’s interests. Such waivers potentially could have an adverse impact on the Master Fund. Although the Master Fund may hold non-voting interests, the 1940 Act and the rules and regulations thereunder may nevertheless require the Master Fund to limit its position in any one Investment Fund in accordance with applicable regulatory requirements, as may be determined by the Master Fund in consultation with its counsel. These restrictions could change from time to time as applicable laws, rules or interpretations thereof are modified. The Master Fund could nevertheless be deemed in some circumstances to be an affiliated person of an Investment Fund and therefore subject to certain 1940 Act prohibitions with respect to affiliated transactions.

Investment Managers May Have Limited Capacity to Manage Additional Fund Investments

Certain Investment Managers’ trading approaches presently can accommodate only a certain amount of capital. Each Investment Manager will normally endeavor not to undertake to manage more capital than such Investment Manager’s approach can accommodate without risking a potential deterioration in returns. Accordingly, each Investment Manager has the right, in consultation with the Adviser, to refuse to manage some or all of the Master Fund’s assets that the Adviser may wish to allocate to such Investment Manager. Further, in the case of Investment Managers that limit the amount of additional capital that they will accept from the Master Fund, continued sales of Shares to others would dilute the indirect participation of existing Shareholders with such Investment Manager.

Limitations on Ability to Invest in Investment Funds

In the event that the Master Fund is able to make investments in Investment Funds (including RICs) only at certain times, the Master Fund may invest any portion of its assets that is not invested in Investment Funds in short-term debt securities or money market securities pending investment in Investment Funds. During the time that the Master Fund’s assets are not invested in Investment Funds, that portion of the Master Fund’s assets will not be used to pursue the investment objective of the Master Fund and the Fund. In addition, for temporary defensive or operational reasons, at times the Adviser may vary the investment allocations in the Master Fund by adjusting the allocation to cash or cash equivalents rather than being fully invested in Investment Funds.

Indemnification of Investment Funds and Investment Managers

The Master Fund may agree to indemnify certain of the Investment Funds and the Investment Managers and their respective officers, directors, and affiliates from any liability, damage, cost, or expense arising out of, among other things, acts or omissions relating to the offer or sale of Shares.

INVESTMENT RELATED RISKS

This section discusses the types of investments that are expected to be made by the Investment Funds and by the Master Fund directly and the principal risks associated with such investments. In general, these principal risks exist whether the investment is made by an Investment Fund or by the Master Fund directly or through the Subsidiary, and therefore for convenience purposes, the description of such risks in terms of an Investment Fund is intended to include the same risks for investments made directly by the Master Fund or through the Subsidiary. It is possible that an Investment Fund or the Master Fund will make an investment that is not described below, and any such investment will be subject to its own particular risks. For purposes of this discussion, references to the activities of the Investment Funds should generally be interpreted to include the activities of an Investment Manager.

Risks of Investment Activities Generally

All securities investing and trading activities risk the loss of capital. No assurance can be given that the Master Fund’s or any Investment Fund’s investment activities will be successful or that the Shareholders will not suffer losses.

Leverage

The Master Fund may use leverage to pay operating expenses, to repurchase Shares or pay dividends/distributions (while awaiting proceeds from redemptions in underlying Investment Funds) and for certain other purposes including general investment and working capital purposes. The Fund also may borrow to the extent permitted by its fundamental policy on borrowing. In addition, certain Investment Funds may utilize leverage in their investment programs. Such leverage may take the form of loans for borrowed money, trading on margin or other forms of direct and indirect borrowings, or derivative instruments, including, among others, forward contracts, futures contracts, options, swaps and reverse repurchase agreements, and other instruments and transactions that are inherently leveraged. The utilization of leverage will increase the volatility of the Master Fund’s investments. In addition, certain of the Investment Funds may buy and sell securities on margin and otherwise utilize leverage, further increasing the volatility of the Master Fund’s investments. The use of leverage by the Master Fund or the Investment Funds can substantially increase the adverse impact of risks to which an investment in the Fund may be subject. Trading securities on margin results in interest charges and, depending on the amount of trading activity, such charges could be substantial. The level of interest rates generally, and the rates at which the Master Fund and the Investment Funds can borrow in particular, can affect the operating results of the Fund. The low margin deposits normally required in futures and forward trading permit a high degree of leverage; accordingly, a relatively small price movement in a futures contract can result in immediate and substantial losses to the investor. Such a high degree of leverage necessarily entails a high degree of risk.

The rights of any lenders to the Fund, the Master Fund or the Investment Funds to receive payments of interest or repayments of principal will likely be senior to those of the Shareholders or the investors in the Master Fund or such Investment Funds, respectively, and the terms of any borrowings may contain provisions that limit certain activities of the Fund, the Master Fund or the Investment Funds, including the ability to make distributions or to repurchase Shares.

Highly Volatile Markets

The prices of an Investment Fund’s investments, and therefore the NAVs of the Fund’s Shares, can be highly volatile. Price movements of forward contracts, futures contracts and other derivative contracts in which an Investment Fund or the Master Fund may invest are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. In addition, governments from time to time intervene, directly and by regulation, in certain markets, particularly those in currencies, financial instruments and interest rate-related futures and options. Such intervention often is intended directly to influence prices and may, together with other factors, cause all of such markets to move rapidly in the same direction because of, among other things, interest rate fluctuations. Moreover, since internationally there may be less government supervision and regulation of worldwide stock exchanges and clearinghouses than in the U.S., Investment Funds also are subject to the risk of the failure of the exchanges on which their positions trade or of their clearinghouses, and there may be a higher risk of financial irregularities and/or lack of appropriate risk monitoring and controls.

Equity and Equity-Related Instruments

Investment Funds and the Master Fund may invest long and short in equities and equity-related instruments in their investment programs. Stocks, options and other equity-related instruments may be subject to various types of risk, including market risk, liquidity risk, counterparty credit risk, legal risk and operations risk. In addition, equity-related instruments can involve significant economic leverage and may, in some cases, involve significant risk of loss. “Equity securities” may include common stocks, preferred stocks, interests in real estate investment trusts (“REITs”), convertible debt obligations, convertible preferred stocks, equity interests in trusts, partnerships, joint ventures or limited liability companies and similar enterprises, warrants and stock purchase rights. In general, stock values fluctuate in response to the activities of individual companies and in response to general market and economic conditions. Accordingly, the value of the stocks and other securities and instruments that an Investment Fund holds may decline over short or extended periods. The stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. The volatility of equity securities means that the value of an investment in the Fund may increase or decrease. Certain types of equity securities, such as interests in Real Estate Investment Trusts or REITs, carry specific risks to which an Investment Fund may be subject to the extent it invests in REITs. Specifically, an Investment Fund investing in REITs will be subject, in addition to securities market risks, to risks associated with the ownership of real estate, including terrorist attacks, war or other acts that can destroy real property. Some REITs may invest in a limited number of properties, in a narrow geographic area, or in a single property type, which increases the risk that a fund could be unfavorably affected by the poor performance of a single investment or investment type. These companies are also sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand, and the management skill and creditworthiness of the issuer. Borrowers could default on or sell investments the REIT holds, which could reduce the cash flow needed to make distributions to investors. In addition, REITs may also be affected by tax and regulatory requirements in that a REIT may not qualify for preferential tax treatments or exemptions. REITs require specialized management and pay management expenses. Securities issued by private partnerships in real estate may be more illiquid than securities issued by other Investment Funds generally, because the partnerships’ underlying real estate investments may tend to be less liquid than other types of investments. Another type of equity security with specific risks are those issued by companies within the energy or natural resources industries. The production and marketing of commodities, energy and natural resources may be affected by actions and changes in governments. Securities of such companies may be subject to broad price fluctuations, reflecting volatility of energy and basic materials prices and possible instability of supply of various hard assets, as well as changes in demand due to international economic conditions. In addition, some such companies may also be subject to the risks of mining and oil drilling, and the risks of other hazards, such as fire, drought, and increased regulatory and environmental costs.

Short Selling

Investment Funds and the Master Fund may engage in short selling. Short selling involves selling securities that may or may not be owned and borrowing the same securities for delivery to the purchaser, with an obligation to replace the borrowed securities at a later date. Short selling allows the investor to profit from declines in securities. A short sale creates the risk of a theoretically unlimited loss, in that the price of the underlying security could theoretically increase without limit, thus increasing the cost of buying those securities to cover the short position. There can be no assurance that the security necessary to cover a short position will be available for purchase. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss. In addition, regulation modifying, preventing and/or limiting short sales may adversely affect the ability of certain Investment Funds, the Master Fund or the Fund to meet their objectives.

Fixed Income Securities

Investment Funds and the Master Fund may invest in fixed income securities. Investment in these securities may offer opportunities for income and capital appreciation, and may also be used for temporary defensive purposes and to maintain liquidity. Fixed income securities are obligations of the issuer to make payments of principal and/or interest on future dates, and include, among other securities: bonds, notes, and debentures issued by corporations; debt securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities or by a foreign government; municipal bonds; and mortgage-backed securities (“MBS”) and asset-backed securities (“ABS”). These securities may pay fixed, variable, or floating rates of interest, and may include zero coupon obligations. Fixed income securities are subject to the risk of the issuer’s or a guarantor’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer, and general market liquidity (i.e., market risk). In addition, MBS and ABS may also be subject to call risk and extension risk. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can either shorten (i.e., call risk) or lengthen (i.e., extension risk). In general, if interest rates on new mortgage loans fall sufficiently below the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to decrease. In either case, a change in the prepayment rate can result in losses to investors. The same would be true of asset-backed securities, such as securities backed by car loans. In addition, substantial defaults on underlying mortgages or other assets may occur, and the risks of such defaults have increased due to recent and continuing economic turmoil.

Fixed Income Risk

Certain types of fixed income securities and other credit instruments may be subject to heightened liquidity risk arising from the credit crisis beginning in 2007. Such investments include collateralized debt obligations (“CDOs”), high-yield bonds, debt issued in leveraged buyout transactions, mortgage and asset-backed securities, and short-term asset-backed commercial paper, which became very illiquid in the latter half of 2007, and certain investments have remained illiquid or relatively illiquid. General market uncertainty and consequent re-pricing of risk led to market imbalances between sellers and buyers, which in turn resulted in significant valuation uncertainties in mortgage and credit-related securities and other instruments. These conditions resulted, and in many cases continue to result in, greater volatility, less liquidity, widening credit spreads and a lack of price transparency, with many instruments remaining illiquid and of uncertain value. Such market conditions and the above factors may increase the level of difficulty encountered in valuing such securities and other credit instruments which could result in sudden and significant valuation increases or declines in the NAVs of the Master Fund and the Fund.

Interest Rate Risk

Investment securities are subject to interest rate risk. Interest rate risk relates to changes in a security’s value as a result of changes in interest rates generally. Even though such securities are investments that may offer a stable stream of income, the prices of such securities are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. In general, the value of fixed-income securities increase when prevailing interest rates fall and decrease when interest rates rise. Because of the resetting of interest rates, adjustable rate securities are less likely than non-adjustable rate securities of comparable quality and maturity to increase or decrease significantly in value when market interest rates fall or rise, respectively. The Fund may be exposed to fixed income securities of any maturity.

High Yield Debt; Distressed Debt

High yield bonds (commonly known as “junk bonds”), distressed debt instruments and other lower-rated (or similar but unrated) debt securities (collectively referred to here as “high yield debt”) in which Investment Funds and the Master Fund may invest will typically be junior to the obligations of companies to senior creditors, trade creditors and employees. The lower rating of high yield debt reflects a greater possibility that adverse changes in the financial condition of the issuer or in general economic, financial, competitive, regulatory or other conditions may impair the ability of the issuer to make payments of principal and interest. High yield debt securities have historically experienced greater default rates than investment grade securities. The ability of holders of high yield debt to influence a company’s affairs, especially during periods of financial distress or following insolvency, will be substantially less than that of senior creditors.

Adverse changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuers of high-yield debt securities to make principal and interests payments than issuers of higher grade debt securities. An economic downturn affecting an issuer of high-yield debt securities may result in an increased incidence of default. In addition, the market for lower grade debt securities may be thinner and less active than for higher grade debt securities, and thus less liquid because, among other reasons, certain investors, due to their investment mandates, are precluded from owning such securities.

As with other investments, there may not be a liquid market for certain high yield debt, which could result in an Investment Fund being unable to sell such securities for an extended period of time, if at all. In addition, as with other types of investments, the market for high yield debt has historically been subject to disruptions that have caused substantial volatility in the prices of such securities. Consolidation as well as turbulence in the financial services industry has resulted in there being fewer market makers for high yield debt, which may result in further risk of illiquidity and volatility with respect to high yield debt, and this trend may continue in the future.

Insolvency Considerations with Respect to Issuers of Indebtedness

Various laws enacted for the protection of creditors may apply to indebtedness in which the Investment Funds and the Master Fund invest. The information in this and the following paragraph is applicable with respect to U.S. issuers subject to U.S. federal bankruptcy law. Insolvency considerations may differ with respect to other issuers. If, in a lawsuit brought by an unpaid creditor or representative of creditors of an issuer of indebtedness, a court were to find that the issuer did not receive fair consideration or reasonably equivalent value for incurring the indebtedness and that, after giving effect to such indebtedness, the issuer: (i) was insolvent; (ii) was engaged in a business for which the remaining assets of such issuer constituted unreasonably small capital; or (iii) intended to incur, or believed that it would incur, debts beyond its ability to pay such debts as they mature, such court could determine to invalidate, in whole or in part, such indebtedness as a fraudulent conveyance, to subordinate such indebtedness to existing or future creditors of such issuer, or to recover amounts previously paid by such issuer in satisfaction of such indebtedness. The measure of insolvency for purposes of the foregoing will vary. Generally, an issuer would be considered insolvent at a particular time if the sum of its debts was then greater than all of its property at a fair valuation, or if the present fair saleable value of its assets was then less than the amount that would be required to pay its probable liabilities on its existing debts as they became absolute and matured. There can be no assurance as to what standard a court would apply in order to determine whether the issuer was “insolvent” after giving effect to the incurrence of the indebtedness in which an Investment Fund invested or that, regardless of the method of valuation, a court would not determine that the issuer was “insolvent” upon giving effect to such incurrence. In addition, in the event of the insolvency of an issuer of indebtedness in which an Investment Fund invests, payments made on such indebtedness could be subject to avoidance as a “preference” if made within a certain period of time (which may be as long as one year) before insolvency. In general, if payments on indebtedness are avoidable, whether as fraudulent conveyances or preferences, such payments can be recaptured from the Investment Fund to which such payments were made.

The Fund and the Master Fund do not anticipate that the Investment Funds will engage in conduct that would form the basis for a successful cause of action based upon fraudulent conveyance, preference or equitable subordination. There can be no assurance, however, that the Investment Fund or any lending institution or other party from which the Investment Fund may acquire such indebtedness engaged in any such conduct (or any other conduct that would subject such indebtedness and the Investment Fund to insolvency laws) and, if it did, as to whether such creditor claims could be asserted in a U.S. court (or in the courts of any other country) against the Investment Fund.

Indebtedness consisting of obligations of foreign issuers may be subject to various laws enacted in the countries of their issuance for the protection of creditors. These insolvency considerations will differ depending on the country in which each issuer is located or domiciled and may differ depending on whether the issuer is a non-sovereign or a sovereign entity.

Foreign Investments

Investment Funds and the Master Fund may invest in securities of foreign issuers and the governments of foreign countries. These investments involve special risks not usually associated with investing in securities of U.S. companies or the U.S. government, including political and economic considerations, such as greater risks of expropriation and nationalization, confiscatory taxation, the potential difficulty of repatriating funds, general social, political and economic instability and adverse diplomatic developments; the possibility of the imposition of withholding or other taxes on dividends, interest, capital gain or other income; the small size of the securities markets in such countries and the low volume of trading, resulting in potential lack of liquidity and in price volatility; fluctuations in the rate of exchange between currencies and costs associated with currency conversion; and certain government policies that may restrict the Investment Funds’ investment opportunities. In addition, because foreign entities are not subject to uniform accounting, auditing, and financial reporting standards, practices and requirements comparable with those applicable to U.S. companies, there may be different types of, and lower quality, information available about a foreign company than a U.S. company. There also is less regulation, generally, of the securities markets in many foreign countries than there is in the U.S., and such markets may not provide the same protections available in the U.S. With respect to certain countries there may be the possibility of political, economic or social instability, the imposition of trading controls, import duties or other protectionist measures, various laws enacted for the protection of creditors, greater risks of nationalization or diplomatic developments which could materially adversely affect the Investment Funds’ investments in those countries. Furthermore, individual economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. An Investment Fund’s investment in foreign countries may also be subject to withholding or other taxes, which may be significant and may reduce the Investment Fund’s returns.

Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the U.S. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Investment in sovereign debt obligations of foreign governments involves additional risks not present in debt obligations of corporate issuers and the U.S. government. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due in accordance with the terms of such debt, and an Investment Fund may have limited recourse to compel payment in the event of a default. A sovereign debtor’s willingness or ability to repay principal and to pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraints to which the sovereign debtor may be subject. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt to a greater extent than the volatility inherent in debt obligations of other types of issues.

Investment in Emerging Markets

Investment Funds and the Master Fund may invest in securities of companies based in emerging markets or issued by the governments of such countries. Securities traded in certain emerging markets may be subject to risks due to the inexperience of financial intermediaries, the lack of modern technology, the lack of a sufficient capital base to expand business operations, and the possibility of temporary or permanent termination of trading. Political and economic structures in many emerging markets may be undergoing significant evolution and rapid development, and emerging markets may lack the social, political and economic stability characteristics of more developed countries. As a result, the risks relating to investments in foreign securities described above, including the possibility of nationalization or expropriation, may be heightened. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by Investment Funds. Settlement mechanisms in emerging securities markets may be less efficient and less reliable than in more developed markets and placing securities with a custodian or broker-dealer in an emerging country may also present considerable risks. The small size of securities markets in such countries and the low volume of trading may result in a lack of liquidity and in substantially greater price volatility. Many emerging market countries have experienced substantial, and in some periods extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates and corresponding currency devaluations and fluctuations in the rate of exchange between currencies and costs associated with currency conversion have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries. In addition, accounting and financial reporting standards that prevail in certain of such countries are not equivalent to standards in more developed countries and, consequently, less information is available to investors in companies located in such countries.

Foreign Currency Transactions and Exchange Rate Risk

Investment Funds and the Master Fund may invest in equity and equity-related securities denominated in foreign currencies and in other financial instruments, the price of which is determined with reference to such currencies. Investment Funds may engage in foreign currency transactions for a variety of purposes, including to “lock in” the U.S. dollar price of the security, between the trade and the settlement dates, the value of a security an Investment Fund has agreed to buy or sell, or to hedge the U.S. dollar value of securities the Investment Fund already owns. The Investment Funds may also engage in foreign currency transactions for non-hedging purposes to generate returns. The Master Fund will, however, value its investments and other assets in U.S. dollars. To the extent unhedged, the value of the Master Fund’s net assets will fluctuate with U.S. dollar exchange rates as well as with price changes of an Investment Fund’s investments in the various local markets and currencies. Forward currency contracts and options may be utilized by Investment Funds to hedge against currency fluctuations, but the Investment Funds are not required to utilize such techniques, and there can be no assurance that such hedging transactions will be available or, even if undertaken, effective.

Money Market and Other Liquid Investments

Investment Funds may invest, for defensive purposes or otherwise, some or all of their assets in fixed income securities, money market instruments, and money market mutual funds, or hold cash or cash equivalents in such amounts as their Investment Managers deem appropriate under the circumstances. From time to time, the Master Fund also may invest in these instruments. Money market instruments are short-term fixed income obligations, which generally have remaining maturities of one year or less, and may include U.S. government securities, commercial paper, certificates of deposit, bankers’ acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements. The Master Fund may be prevented from achieving its objective during any period in which the Master Fund’s assets are not substantially invested in accordance with its principal investment strategies.

Restricted and Illiquid Investments

Investment Funds and the Master Fund may invest a portion or all of the value of their assets in restricted securities and other investments that are illiquid. Restricted securities are securities that may not be sold to the public without an effective registration statement under the Securities Act or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. These may include restricted securities that can be offered and sold only to “qualified institutional buyers” under Rule 144A under the Securities Act. There is no limit to the percentage of an Investment Fund’s net assets that may be invested in illiquid securities. Positions in restricted or non-publicly traded securities, securities on foreign exchanges and certain futures contracts may be illiquid because certain exchanges limit fluctuations in certain securities and futures contract prices during a single day by regulations referred to as “daily price fluctuation limits” or “daily limits.” Under such daily limits, during a single trading day no trades may be executed at prices beyond the daily limits. Once the price of a particular security or futures contract has increased or decreased by an amount equal to the daily limit, positions in that security or contract can neither be taken nor liquidated unless traders are willing to effect trades at or within the limit. This constraint could prevent the Investment Funds from promptly liquidating unfavorable positions and subject the Master Fund, and therefore the Fund, to substantial losses. This could also impair the Fund’s ability to repurchase Shares in a timely manner.

Convergence Risk

The Master Fund may invest in Investment Funds whose Investment Managers take long positions in securities believed to be undervalued and short positions in securities believed to be overvalued. In the event that the perceived mispricings underlying one or more Investment Managers’ trading positions were to fail to converge toward, or were to diverge further from, relationships expected by such Investment Managers, the Master Fund, and therefore the Fund, may incur significant losses.

Corporate Event Risks

Substantial transaction failure risks are involved in companies that are the subject of publicly disclosed mergers, takeover bids, exchange offers, tender offers, spin-offs, liquidations, corporate restructuring, and other similar transactions. Similarly, substantial risks are involved in investments in companies facing negative publicity or uncertain litigation. Thus, there can be no assurance that any expected transaction will take place, that negative publicity will not continue to affect a company or that litigation will be resolved in a company’s favor. Certain transactions are dependent on one or more factors to become effective, such as market conditions which may lead to unexpected positive or negative changes in a company profile, shareholder approval, regulatory and various other third party constraints, changes in earnings or business lines or shareholder activism as well as many other factors. No assurance can be given that the transactions entered into will result in a profitable investment for the Investment Funds or that the Investment Funds will not incur substantial losses.

Issuer Risks

The issuers of securities acquired by Investment Funds or the Master Fund through the Subsidiary will sometimes involve a high degree of business and financial risk. These companies may be in an early stage of development, may not have a proven operating history, may be operating at a loss or have significant variations in operating results, may be engaged in a rapidly changing business with products subject to a substantial risk of obsolescence, may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position, or may otherwise have a weak financial condition.

Issuers of securities acquired by Investment Funds may be highly leveraged. Leverage may have important adverse consequences to these companies and an Investment Fund as an investor. These companies may be subject to restrictive financial and operating covenants. The leverage may impair these companies’ ability to finance their future operations and capital needs. As a result, these companies’ flexibility to respond to changing business and economic conditions and to business opportunities may be limited. A leveraged company’s income and net assets will tend to increase or decrease at a greater rate than if borrowed money were not used. In addition, such companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing, and other capabilities, and a larger number of qualified managerial and technical personnel.

Small and Mid-Capitalization Companies

Investment Funds and the Master Fund may invest in securities of small capitalization companies, mid-capitalization companies and recently organized companies and, conversely, the Investment Funds may establish significant short positions in such securities. Historically, such securities, and particularly securities of smaller capitalization companies, have been more volatile in price than those of larger capitalized, more established companies. Many of the risks apply equally to mid-capitalization companies, and such companies are included in the term “small capitalization companies” for the purposes of this risk factor. The securities of small capitalization and recently organized companies pose greater investment risks because such companies may have limited product lines, distribution channels and financial and managerial resources. In particular, small capitalization companies may be operating at a loss or have significant variations in operating results; may be engaged in a rapidly changing business with products subject to substantial risk of obsolescence; may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition. In addition, these companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing, and other capabilities, and a larger number of qualified managerial and technical personnel. Further, there is often less publicly available information concerning such companies than for larger, more established businesses. The equity securities of small capitalization companies are often traded over-the-counter or on regional exchanges and may not be traded in the volumes typical on a national securities exchange. Consequently, the Investment Funds or entities in which the Investment Funds invest may be required to dispose of such securities or cover a short position over a longer (and potentially less favorable) period of time than is required to dispose of or cover a short position with respect to the securities of larger, more established companies. Investments in small capitalization companies may also be more difficult to value than other types of securities because of the foregoing considerations as well as lower trading volumes. Investments in companies with limited or no operating histories are more speculative and entail greater risk than do investments in companies with an established operating record.

Additionally, transaction costs for these types of investments can be higher than those of larger capitalization companies.

Exchange Traded Funds

The Master Fund and Investment Funds may purchase and sell shares of exchange traded funds (“ETFs”), which are a type of investment company bought and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market index. A fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market or to hedge other investments. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile. ETFs also have management fees that increase their costs. As a shareholder of an ETF directly, the Master Fund would bear its pro rata portion of the ETF’s expenses, including advisory fees. Similarly, an Investment Fund investing in ETFs also would bear its pro rata portion of the ETF’s expenses, including advisory fees, which the Master Fund indirectly would bear by investing in the Investment Fund. These expenses would be in addition to the fees and other expenses that the Fund or Investment Fund bears directly in connection with its own operations.

Purchasing Securities in Initial Public Offerings

Investment Funds may purchase securities of companies in initial public offerings or shortly after those offerings are complete. Special risks associated with these securities may include a limited number of shares available for trading, lack of a trading history, lack of investor knowledge of the issuer, and limited or no operating history. These factors may contribute to substantial price volatility for the shares of these companies. The limited number of shares available for trading in some initial public offerings may make it more difficult for an Investment Fund to buy or sell significant amounts of shares without an unfavorable effect on prevailing market prices. In addition, some companies in initial public offerings are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of these companies may be undercapitalized or regarded as developmental stage companies, without revenues or operating income, or near-term prospects of achieving revenues or operating income.

Commodities Risk

Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments.

Risks Associated with Derivative Instruments Generally

Investment Funds and the Master Fund (or the Subsidiary) may invest in, or enter into transactions involving, derivative instruments. These are financial instruments that derive their performance, at least in part, from the performance of an underlying asset, index, or interest rate. Examples of derivatives include, but are not limited to, futures contracts, options contracts, and options on futures contracts. A futures contract is an exchange-traded agreement between two parties, a buyer and a seller, to exchange a particular commodity or financial instrument at a specific price on a specific date in the future. An option transaction generally involves a right, which may or may not be exercised, to buy or sell a commodity or financial instrument at a particular price on a specified future date.

An Investment Fund’s or the Master Fund’s use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in securities or more traditional investments, depending upon the characteristics of the particular derivative and the Investment Fund’s portfolio as a whole. Derivatives permit an Investment Fund or the Master Fund to increase or decrease the level of risk of its portfolio, or change the character of the risk to which its portfolio is exposed, in much the same way as the Investment Fund or Master Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.

Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on an Investment Fund’s or the Master Fund’s performance. If an Investment Fund or the Master Fund invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Investment Fund’s or Master Fund’s return or result in a loss. An Investment Fund or the Master Fund also could experience losses if derivatives are poorly correlated with its other investments, or if an Investment Fund or the Master Fund is unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid, and unpredictable changes in the prices for derivatives.

If the other party to a derivative (“Counterparty”) defaults, an Investment Fund’s or the Master Fund’s risk of loss consists of the net amount of payments that the Investment Fund contractually is entitled to receive. If a derivative contract calls for payments by the Investment Fund or the Master Fund, it must be prepared to make such payments when due. In addition, if the Counterparty’s creditworthiness declined, the value of a derivative contract would be likely to decline, potentially resulting in losses to the Investment Fund. Recent economic events have increased the potential for, and thus risk involved with, Counterparty creditworthiness.

The Master Fund’s or the Investment Funds’ engagement in these transactions involves risk of loss to the Master Fund that could materially adversely affect the value of the Master Fund’s and the Fund’s respective net assets. No assurance can be given that a liquid market will exist for any particular derivative contract at any particular time.

The successful use of futures also is subject to the ability to predict correctly movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract.

Forward Contracts

Investment Funds and the Master Fund (or the Subsidiary) may enter into forward contracts, which involve the purchase or sale of a specific quantity of a commodity, government security, foreign currency, or other financial instrument at the current or spot price, with delivery and settlement at a specified future date.

Because it is a completed contract, a purchase forward contract can be a cover for the sale of a futures contract. The Investment Funds may enter into forward contracts for hedging purposes and non-hedging purposes (i.e., to increase returns). Forward contracts are transactions involving the Master Fund’s or an Investment Fund’s obligation to purchase or sell a specific instrument at a future date at a specified price. Forward contracts may be used by the Investment Funds or the Master Fund (or the Subsidiary) for hedging purposes to protect against uncertainty in the level of future foreign currency exchange rates, such as when an Investment Manager of an Investment Fund anticipates purchasing or selling a foreign security. For example, this technique would allow the Investment Fund to “lock in” the U.S. dollar price of the security. Forward contracts may also be used to attempt to protect the value of an Investment Fund’s or the Master Fund’s (or the Subsidiary) existing holdings of foreign securities. There may be, however, an imperfect correlation between an Investment Fund’s or the Master Fund’s foreign securities holdings and the forward contracts entered into with respect to those holdings. Forward contracts may also be used for non-hedging purposes to pursue an Investment Fund’s investment objective, such as when an Investment Fund’s Investment Manager anticipates that particular foreign currencies will appreciate or depreciate in value, even though securities denominated in those currencies are not then held in the Investment Fund’s portfolio. There is no requirement that the Investment Funds or the Master Fund hedge all or any portion of their exposure to foreign currency risks.

Forward contracts and options thereon, unlike futures contracts, are not traded on exchanges and are not standardized; rather, banks and dealers act as principals in these markets, negotiating each transaction on an individual basis. Forward and “cash” trading is substantially unregulated; there is no limitation on daily price movements and speculative position limits are not applicable. The principals who deal in the forward markets are not required to continue to make markets in the currencies or commodities they trade and these markets can experience periods of illiquidity, sometimes of significant duration. There have been periods during which certain participants in these markets have refused to quote prices for certain currencies or commodities or have quoted prices with an unusually wide spread between the price at which they were prepared to buy and that at which they were prepared to sell. Disruptions can occur in any market traded by an Investment Manager due to unusually high trading volume, political intervention or other factors. Arrangements to trade forward contracts may be made with only one or a few counterparties, and liquidity problems therefore might be greater than if such arrangements were made with numerous counterparties. The imposition of controls by governmental authorities might also limit such forward (and futures) trading to less than that which the Investment Manager would otherwise recommend, to the possible detriment of an Investment Fund. Market illiquidity or disruption could result in major losses to an Investment Fund. In addition, Investment Funds and/or the Master Fund will be exposed to credit risks with regard to counterparties with whom they trade as well as risks relating to settlement default. Such risks could result in substantial losses to the Investment Fund, the Master Fund and the Fund.

Futures Contract

Investment Funds and the Master Fund (or the Subsidiary) may enter into futures contracts. The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Master Fund and the price of the futures contract; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Master Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Master Fund may have to sell securities at a time when it may be disadvantageous to do so.

Swap Agreements

Investment Funds and the Master Fund (or the Subsidiary) may enter into equity, interest rate, index, currency rate, total return and other types of swap agreements. Although the Master Fund (or the Subsidiary) may invest in swaps, it typically would not be the seller (i.e. it would not write the swap). If the Master Fund and/or Subsidiary invests in swaps, the Master Fund and/or Subsidiary will maintain asset coverage pursuant to the 1940 Act and interpretations thereunder. Investment Funds are not subject to the 1940 Act and may engage in any swap activity, including writing swaps. The transactions are entered into in an attempt to obtain a particular return without the need to actually purchase the reference asset. Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the Investment Funds’ or the Master Fund’s exposure to long-term or short-term interest rates (in the U.S. or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices, baskets of securities, or inflation rates.

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index.

Swap agreements will tend to shift investment exposure from one type of investment to another. For example, if an Investment Fund agrees to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the Master Fund’s exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Depending on how they are used, swap agreements may increase or decrease the overall volatility of an Investment Fund’s or the Master Fund’s portfolio.

Most swap agreements entered into by an Investment Fund or the Master Fund (or the Subsidiary) would require the calculation of the obligations of the parties to the agreements on a “net basis.” Consequently, an Investment Fund’s current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The risk of loss with respect to swaps is limited to the net amount of interest payments that an Investment Fund or the Master Fund (or the Subsidiary) is contractually obligated to make. If the other party to a swap (“Counterparty”) defaults, an Investment Fund’s risk of loss consists of the net amount of payments that the Investment Fund or the Master Fund contractually is entitled to receive. If a swap agreement calls for payments by the Investment Fund, it must be prepared to make such payments when due. In addition, if the Counterparty’s creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses to the Investment Fund or the Master Fund. Recent economic events have increased the potential for, and thus risk involved with, Counterparty creditworthiness.

Structured Securities

Investment Funds and the Master Fund (or the Subsidiary) may invest in structured securities. Structured securities are securities whose value is determined by reference to changes in the value of specific currencies, interest rates, commodities, indexes or other financial indicators (each, a “Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may present a greater degree of market risk than other types of fixed income securities and may be more volatile, less liquid and more difficult to price accurately than less complex securities.

When-Issued and Forward Commitment Securities

Investment Funds and the Master Fund (or the Subsidiary) may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis in order to hedge against anticipated changes in interest rates and prices or for speculative purposes. These transactions involve a commitment by an Investment Fund or the Master Fund (or the Subsidiary) to purchase or sell securities at a future date (ordinarily at least one or two months later). The price of the underlying securities, which is generally expressed in terms of yield, is fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date. No income accrues on securities that have been purchased pursuant to a forward commitment or on a when-issued basis prior to delivery to the Investment Fund or the Master Fund. When-issued securities and forward commitments may be sold prior to the settlement date. If an Investment Fund or the Master Fund (or the Subsidiary) disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it may incur a gain or loss. There is a risk that securities purchased on a when-issued basis may not be delivered and that the purchaser of securities sold by an Investment Fund or the Master Fund on a forward basis will not honor its purchase obligation. In such cases, an Investment Fund or the Master Fund may incur a loss.

Derivatives with Respect to High Yield and Other Indebtedness

In addition to the credit risks associated with holding high yield debt securities, with respect to derivatives involving high yield and other debt, an Investment Fund or the Master Fund (or the Subsidiary) will usually have a contractual relationship only with the Counterparty of the derivative, and not with the issuer of the indebtedness. An Investment Fund or the Master Fund generally will have no right to directly enforce compliance by the issuer with the terms of the derivative nor any rights of set-off against the issuer, nor have any voting rights with respect to the indebtedness. An Investment Fund or the Master Fund will not directly benefit from the collateral supporting the underlying indebtedness and will not have the benefit of the remedies that would normally be available to a holder of the indebtedness. In addition, in the event of the insolvency of the Counterparty to the derivative, the Investment Fund or the Master Fund will be treated as a general creditor of such Counterparty, and will not have any claim with respect to the underlying indebtedness. Consequently, the Investment Fund or the Master Fund will be subject to the credit risk of the Counterparty as well as that of the issuer of the indebtedness. As a result, concentrations of such derivatives in any one Counterparty subject the Investment Fund, and/or the Master Fund (or the Subsidiary), to an additional degree of risk with respect to defaults by such Counterparty as well as by the issuer of the underlying indebtedness.

Failure of the Investment Funds’ Counterparties, Brokers and Exchanges

Investment Funds and the Master Fund will be exposed to the credit risk of the Counterparties with which, or the brokers, dealers and exchanges through which, they deal, whether they engage in exchange-traded or off-exchange transactions. An Investment Fund or the Master Fund may be subject to risk of loss of its assets on deposit with a broker in the event of the broker’s bankruptcy, the bankruptcy of any clearing broker through which the broker executes and clears transactions on behalf of the Investment Fund, or the bankruptcy of an exchange clearing house. Although the Commodity Exchange Act requires a commodity broker to segregate the funds of its customers, if a commodity broker fails to properly segregate customer funds, the Investment Fund or the Master Fund may be subject to a risk of loss of its funds on deposit with such broker in the event of such broker’s bankruptcy or insolvency. The Investment Fund or the Master Fund may be subject to risk of loss of its funds on deposit with foreign brokers because foreign regulatory bodies may not require such brokers to segregate customer funds. The Investment Fund or the Master Fund may be required to post margin for its foreign exchange transactions either with their broker or other foreign exchange dealers who are not required to segregate funds (although such funds are generally maintained in separate accounts on the foreign exchange dealer’s books and records in the name of the Investment Fund). Under certain circumstances, such as the inability of another customer of the commodity broker or foreign exchange dealer or the commodity broker or foreign exchange dealer itself to satisfy substantial deficiencies in such other customer’s account, the Investment Fund or the Master Fund may be subject to a risk of loss of its funds on deposit with such broker or dealer, even if such funds are properly segregated. In the case of any such bankruptcy or customer loss, the Investment Fund might recover, even in respect of property specifically traceable to the Investment Fund or the Master Fund, only a pro rata share of all property available for distribution to all of such broker’s or dealer’s customers.

Many of the markets in which the Investment Funds or the Master Fund (or the Subsidiary) effects their transactions are “over-the-counter” or “interdealer” markets. Participants in these markets are typically not subject to credit evaluation and regulatory oversight as are members of “exchange-based” markets. To the extent that an Investment Fund or the Master Fund (or the Subsidiary) invests in swaps, derivatives or synthetic instruments, or other over-the-counter transactions in these markets, the Investment Fund or the Master Fund may take a credit risk with regard to parties with which it trades and also may bear the risk of settlement default. These risks may differ materially from those involved in exchange-traded transactions, which generally are characterized by clearing organization guarantees, daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two Counterparties generally do not benefit from these protections, which in turn may subject an Investment Fund or the Master Fund to the risk that a Counterparty will not settle a transaction in accordance with agreed terms and conditions because of a dispute over the terms of the contract or because of a credit or liquidity problem. Such “Counterparty risk” is increased for contracts with longer maturities when events may intervene to prevent settlement. The ability of the Investment Funds or the Master Fund (or the Subsidiary) to transact business with any one or any number of Counterparties, the lack of any independent evaluation of the Counterparties’ financial capabilities or their creditworthiness, and the absence of a regulated market to facilitate settlement, may increase the potential for losses by the Master Fund and, therefore, the Fund.

In addition, the Master Fund and certain of the Investment Funds may engage in direct or indirect trading of securities, currencies, forward contracts, options, swaps and repurchase agreements on a principal basis. As such, an Investment Fund and/or the Investment Managers as transferee or Counterparty could experience both delays in liquidating the underlying security, future or other investment and losses, including: (a) the risk of the inability or refusal to perform with respect to such transactions on the part of the principals with which the Investment Fund trades; (b) possible decline in the value of any collateral during the period in which the Investment Fund seeks to enforce its rights with respect to such collateral; (c) possible subnormal levels of income and lack of access to income during such period; (d) expenses of enforcing its rights; and (e) legal uncertainty concerning the enforceability of certain rights under swap agreements and possible lack of priority against collateral posted under the swap agreements. Any such failure or refusal, whether due to insolvency, bankruptcy or other causes, could subject the Investment Fund, and in turn the Master Fund and the Fund, to substantial losses. The Investment Fund will not be excused from performance on any such transactions due to the default of third parties in respect of other trades which in the Investment Fund’s trading strategies were to have substantially offset such contracts.

Convertible Securities Risk

The Master Fund and certain of the Investment Funds may invest in convertible securities. The value of convertible securities may fall when interest rates rise and increase when interest rates fall. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates. An Investment Fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

Arbitrage Strategies Risk

Certain Investment Funds may invest in various arbitrage strategies, including convertible arbitrage, merger/event-driven arbitrage, fixed income arbitrage, volatility arbitrage and statistical arbitrage. Arbitrage investment typically seeks to take advantage of temporary perceived inefficiencies in the pricing of certain assets. Through research and analysis, arbitrage investors seek to find investment opportunities that have not been deemed to be viable by other investors. Such investments may be available only cyclically or not at all. Furthermore, if assumptions used in the research and analysis of the arbitrage investment are incorrect or if the model used to evaluate arbitrage investments is flawed, arbitrage strategies may be unsuccessful.

Global Macro Investing Risk

Investment Managers using Global Macro strategies typically seek to generate income and/or capital appreciation through a portfolio of investments focused on macro-economic opportunities across numerous markets and instruments. Such strategies rely on the use of, among other things, currency and derivative markets, each of which bear their own risks, as well as certain assumptions about global macro-economic trends. There can be no assurance that such macro-economic assumptions will prove to be correct.

Managed Futures and Commodities Trading Advisors (CTAs) Risk

Certain Investment Funds may be structured as managed futures funds, or CTA funds. These funds typically use futures contracts to go long or short in an underlying commodity, equity index or interest rate, among other things. Most managed futures funds or CTAs use programmatic trading strategies that are created using computer models and simulators. Commodities in particular can exhibit extreme volatility from time to time. These strategies entail several risks, including but not limited to, the leverage inherent in futures contracts, a risk that is potentially magnified by the high levels of volatility of certain commodities underlying some futures contracts, the risk that a programmatic trading model that worked in the past may not work in the current or future market environment, regulatory risks regarding margin maintenance requirements, and operational and execution risks in the implementation of the models.

Subsidiary Risk

By investing in the Subsidiary, the Master Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are generally similar to those that are permitted to be held by the Master Fund and are subject to the same risks that apply to similar investments if held directly by the Master Fund (see “Risks Associated with Derivative Instruments Generally” above). There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in this prospectus, is not subject to all the investor protections of the 1940 Act. However, the Fund wholly owns and controls the Subsidiary, and the Master Fund and the Subsidiary are both managed by the Adviser, making it unlikely that the Subsidiary will take action contrary to the interests of the Master Fund. The Board has oversight responsibility for the investment activities of the Master Fund, including its investment in the Subsidiary, and the Master Fund’s role as sole shareholder of the Subsidiary. To the extent applicable to the investment activities of the Subsidiary, the Subsidiary will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the Master Fund, including among others capital structure, asset coverage, borrowing and affiliated transaction restrictions. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Master Fund and/or the Subsidiary to operate as described in this prospectus and the SAI and could adversely affect the Master Fund

Investment Funds’ Investment Strategies

Investment Managers will, among other things, seek to utilize specialized investment strategies, follow allocation methodologies, apply investment models or assumptions, achieve a certain level of performance relative to specified benchmarks, and enter into hedging and other strategies intended, among other things, to affect the Investment Funds’ performance, risk levels, and/or market correlation. There can be no assurance that any Investment Manager will have success in achieving any goal related to such practices. The Investment Managers may be unable to or may choose in their judgment not to seek to achieve such goals.

The success of an Investment Manager’s trading activities will depend on, among other things, the Investment Manager’s ability to identify overvalued and undervalued investment opportunities and to exploit price discrepancies in the capital markets. Identification and exploitation of the investment strategies to be pursued by an Investment Manager involve a high degree of uncertainty. No assurance can be given that the Investment Managers will be able to locate suitable investment opportunities in which to deploy all their capital. A reduction in the volatility and pricing inefficiency of the markets in which an Investment Manager may seek to invest, as well as other market factors, will reduce the scope for an Investment Manager’s investment strategies.

Limits of Risk Disclosure

The above discussions relating to various principal risks associated with the Master Fund, the Fund, Shares, and the Investment Funds are not, and are not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Fund. Prospective investors should read this entire Prospectus and should consult with their own advisers before deciding whether to invest in the Fund. In addition, as the Master Fund’s or the Fund’s investment program or market conditions change or develop over time, an investment in the Fund may be subject to risk factors not currently contemplated or described in this Prospectus.

IN VIEW OF THE RISKS NOTED ABOVE, THE FUND SHOULD BE CONSIDERED A LONG-TERM AND ILLIQUID INVESTMENT AND INVESTORS SHOULD INVEST IN THE FUND ONLY IF THEY CAN MEET THEIR FORESEEABLE LIQUIDITY NEEDS WITH RESOURCES OUTSIDE OF AN INVESTMENT IN THE FUND.

NO GUARANTEE OR REPRESENTATION IS MADE THAT THE INVESTMENT PROGRAM OF THE FUND, THE MASTER FUND OR ANY INVESTMENT FUND WILL BE SUCCESSFUL, THAT THE VARIOUS INVESTMENT FUNDS SELECTED WILL PRODUCE POSITIVE RETURNS OR THAT THE FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE.

MANAGEMENT OF THE FUND

The Board of Trustees

The Fund’s Board of Trustees has overall responsibility for the management and supervision of the business operations of the Fund and monitoring and overseeing the Fund’s investment program. A majority of the Trustees are Independent Trustees. To the extent permitted by the 1940 Act and other applicable law, the Board may delegate any of its rights, powers and authority to, among others, any person, including without limitation, the officers of the Fund, the Adviser or any committee of the Board.

The Adviser

Subject to the general supervision of the Board and in accordance with the investment objective, policies, and restrictions of the Fund, the Adviser is responsible for the management and operation of the Fund and the selection of the Investment Funds and Investment Managers with which the Fund indirectly invests its assets pursuant to the Investment Management Agreement (as defined below). The Adviser also serves as investment adviser to the Master Fund pursuant to an investment management agreement.

The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”), and has its principal offices at 4265 San Felipe, Suite 800, Houston, Texas 77027. The Adviser is also registered with the Commodities Futures Trading Commission (“CFTC”) as a commodity pool operator and commodities trading advisor and is a member of the National Futures Association. The Adviser, which is a Texas limited partnership, is owned by Salient Partners, L.P. (“Salient”), a Houston-based investment firm that advises or consults on over $17.9 billion in assets as of December 31, 2012. The Adviser’s Investment Committee members responsible for management, selection and oversight of the Fund are experienced and educated investment professionals with a long performance record in alternative investments. They have evaluated, structured, managed and monitored billions of dollars in a wide range of alternative investments and maintain a strong network within the alternative investment community as a result of their experience. The Adviser and its personnel maintain relationships with a large number of Investment Managers. The Adviser believes that, among other things, as a result of these contacts the Fund should have access to a large number of Investment Funds from which to select. The Investment Committee is comprised of John A. Blaisdell, Lee G. Partridge and Jeremy L. Radcliffe. William K. Enszer has the day-to-day investment oversight responsibility for the Fund. The Adviser’s investment professionals will devote such time to the ongoing operations of the Fund as they deem appropriate in order to implement and monitor their investment program.

The personnel of the Adviser who have primary responsibility for management of the Fund are:

John A. Blaisdell (Managing Director)—John A. Blaisdell is the Chief Executive Officer and a Co-Founder of Salient Partners, L.P. In addition to his role as CEO, Mr. Blaisdell serves as the Chairman of the Salient Board of Trustees. He also serves on SMF, a NYSE Fund, and various other Fund Boards and governance and investment committees. Prior to joining Salient in 2002, Mr. Blaisdell served as Chief Executive Officer of Wincrest Ventures, LP (“Wincrest”), a private investment holding company for a high-net-worth Texas family from 1997 to 2002. At Wincrest, he developed and managed large portfolios broadly diversified across a range of asset classes, executed several large private equity transactions, and served in various financial and wealth advisory capacities. Prior to joining Wincrest, Mr. Blaisdell was a partner, President and COO of Leisure Management International (“LMI”) for seven years. Under his leadership, LMI grew to become one of the industry leaders in the management of sports and entertainment facilities around the world. Mr. Blaisdell has served on the Board of Directors of many public, private and charitable organizations in Florida, Texas, and New Mexico. Mr. Blaisdell received a B.S. from Barry University in 1983 and an M.B.A. from the University of Miami in 1987.

William K. Enszer (Director) - William K. Enszer is Director of Investments at Salient, where he leads the firm’s external managers team that invests absolute return and alternative strategies. Mr. Enszer and his team focuses on the sourcing, evaluation and due diligence of hedge funds under these two strategies. Prior to joining Salient, Mr. Enszer was a Vice President of Investments and member of the Investment Committee of a Houston-based wealth management and alternative investments firm. During his five years there, Mr. Enszer developed and directed their hedge fund research and due diligence processes and assisted in the construction and management of the firm’s three fund of hedge funds. During his tenure there, Mr. Enszer covered CTAs, long/short equity, event-driven, relative value, and credit based hedge fund strategies. Prior to his current field of expertise, Mr. Enszer spent five years at ExxonMobil as a financial analyst and auditor. Mr. Enszer earned a B.B.A. in finance and economics from Baylor University and an M.B.A., Beta Gamma Sigma, from Tulane University’s A.B. Freeman School of Business.

Lee G. Partridge (Managing Director) - Lee G. Partridge is the Chief Investment Officer of Salient, where he oversees the overall asset, allocation, strategy allocation, fund selection process, due diligence process, ongoing surveillance and hedging routines, where applicable. He is also a Managing Director of Salient, where he is a member of the organizations management committee; works with the Investment Committee to establish guidelines and best practices related to the firm’s investment practices; and oversees many of the firm’s strategic alliances. In addition to his role at Salient, Mr. Partridge directly oversees the investment program for a $7.7 billion investment portfolio of a public employee retirement plan. Prior to joining Salient, Mr. Partridge was the founder and CEO of Integrity Capital, LLC, which spanned traditional and alternative investment strategies and the Deputy Chief Investment Officer of the Teacher Retirement System of Texas, where he was responsible for global asset allocation, risk management, portfolio construction, external managers, hedge funds, derivative strategies, equity trading, futures trading and risk management. Mr. Partridge holds an M.B.A. degree from Rice University and a B.A. degree in Psychology from the University of Houston. He also holds both the CFA and CAIA designations.

Jeremy L. Radcliffe (Managing Director) - Jeremy L. Radcliffe is a Managing Director of Salient, where his primary responsibility is managing the daily operations of the firm’s investments division. Prior to forming Salient in 2002, he was a partner and managed certain of the private equity investments of Redstone from 1998 to 2002. A native Houstonian, Mr. Radcliffe is a magna cum laude graduate of Princeton University (1996), where he earned an A.B. in Classics while specializing in Latin as well as Roman history and architecture.

The Adviser and certain other entities controlled by Salient manage investment programs that are similar to that of the Fund, and the Adviser and/or Salient in the future may serve as an investment adviser or otherwise manage or direct the investment activities of other registered and/or private investment companies with investment programs similar to the Fund’s. The Adviser manages the assets of the Subsidiary pursuant to the Master Fund’s investment management agreement, and the Board, including the Independent Trustees thereof, review such agreement annually pursuant to the requirements of the 1940 Act. See “CONFLICTS OF INTEREST.”

The SAI provides additional information about the Investment Committee members’ and portfolio manager’s compensation, other accounts they manage and their ownership of Shares in the Fund. A discussion of the factors considered by the Trustees when last approving the Investment Management Agreement will be contained in the shareholder report of the Fund and the Master Fund covering the period ended June 30, 2013.

INVESTMENT MANAGEMENT FEE

In consideration of the advisory and other services provided by the Adviser to the Master Fund pursuant to the Investment Management Agreement, the Fund and the Master Fund will pay the Adviser an Investment Management Fee, accrued monthly and payable quarterly in arrears, equal to 0.75% on an annualized basis of the Master Fund’s average net assets as of each month-end. In the case of a partial month, the Investment Management Fee is based on the number of days during the month in which the Adviser invested Fund or Master Fund assets. The Investment Management Fee is paid to the Adviser out of the assets of the Master Fund and will decrease the net profits or increase the net losses of the Master Fund. The Investment Management Fee is computed as a percentage of the average net assets of the Master Fund, valued based on the net assets of the Master Fund as of the last business day of each month, and is due and payable in arrears within five business days after the end of the quarter. Net assets mean the total value of all assets of the Master Fund, less an amount equal to all accrued debts, liabilities and obligations of the Master Fund. The Subsidiary does not pay an Investment Management Fee.

So long as the Fund invests all of its investable assets in the Master Fund, the Fund will not directly pay the Adviser an investment management fee; however, the Fund’s Shareholders bear an indirect share of the Investment Management Fee through the Fund’s investment in the Master Fund.

ADMINISTRATION

Administrator

Citi Fund Services Ohio, Inc. serves as the Independent Administrator of the Fund and the Master Fund and has the responsibility for providing administrative services, including dividend reinvestment administration and transfer agent services, and for assisting the Fund and the Master Fund with their operational needs, pursuant to the Administration Agreement. In consideration for these services, the Fund bears its share of the Independent Administrator’s monthly Administration Fee, which is based on the month-end net assets of the Master Fund. In addition, the Independent Administrator charges a fee for certain other services, and is entitled to reimbursement of certain expenses. The SAI provides additional information about the Administrator.

Custodian

JP Morgan Chase Bank, National Association serves as the custodian. The Custodian’s address is One American Lane, Greenwich, CT 06831.

Servicing Agent

The Adviser also acts as Servicing Agent to the Fund, providing or procuring certain Shareholder servicing and administrative assistance. Shareholder servicing entails the provision of personal, continuing services to investors in the Fund and administrative assistance. The Servicing Agent may, in turn, retain certain parties to act as sub-administrative servicing agents to assist with investor servicing and administration. The Fund compensates the Servicing Agent for providing or procuring these services and, when the Servicing Agent employs sub-administrative servicing agents, the Servicing Agent compensates such sub- agents out of its own resources.

In consideration for Shareholder services and administrative assistance, the Fund pays the Adviser, as Servicing Agent, a quarterly Administrative Servicing Fee based on the average month-end net assets of the Fund over the course of the applicable quarter. The Administrative Servicing Fee for the Fund equals 0.25% (on an annualized basis) of the Fund’s average month-end net assets, payable quarterly in arrears. The Administrative Servicing Agent may engage one or more Sub-Administrative Servicing Agents to provide some or all of the services. Compensation to any Sub-Administrative Servicing Agent is paid by the Adviser as Servicing Agent. The Adviser or its affiliates also may pay a fee out of their own resources to Sub-Administrative Servicing Agents.

Although the Administrative Servicing Fee is paid for the provision of ongoing investor services, and administrative services, and are intended primarily for such services, to any extent that such fee could be considered to support the distribution of the Fund, investors would be paying for distribution of Fund Shares out of the Fund’s assets. To any extent that the Administrative Servicing Fee could be considered to support distribution of the Fund, the Adviser would not have to pay such expenses from its own resources, which is an incentive to maintain such fees and considered a conflict of interest. See “CONFLICTS OF INTEREST.”

The Servicing Agent of the Fund has responsibility for Shareholder services and administrative assistance that may include, but shall not be limited to, the provision of personal, continuing services to Shareholders; establishment of Shareholder accounts; Shareholder balance maintenance activity, such as communicating periodically with Shareholders and providing information about the Fund, Shares, and repurchase offers for Shares; handling correspondence from Shareholders about their accounts; maintaining account records; receiving, aggregating and processing purchase and repurchase transactions; providing and keeping retirement plan records; acting as the sole Shareholder of record and nominee for Shareholders; providing beneficial owners with account statements; processing dividend payments; issuing reports to Shareholders and transaction confirmations; providing or procuring accounting services for the Fund and Shareholder accounts; providing sub-accounting services for Shares held beneficially; forwarding Shareholder communications to beneficial owners; receiving, tabulating and transmitting proxies executed by beneficial owners; general account administration activities; administering Board, committee and Shareholder meetings; preparing meeting minutes upon request; administering tender offers, including preparation of filings; assisting the Master Fund’s Valuation Committee upon request; maintaining Fund records; coordinating regulatory and other filings by the Fund; administering Shareholder application review; administering compulsory redemptions, if any; and providing such other administration services as the Fund may request from time to time.

Servicing Agent Payments

The Adviser or its affiliates also may pay from their own resources additional compensation to the Selling Agents or RIAs in connection with placement of Shares or servicing of Shareholders. These arrangements may result in receipt by the Selling Agents and their personnel (who themselves may receive all or a substantial part of the relevant payments) or RIAs of compensation in excess of that which otherwise would have been paid in connection with their placement of shares of a different investment fund. A prospective investor with questions regarding these arrangements may obtain additional detail by contacting his or her Intermediary or RIA directly. Prospective investors also should be aware that these payments could create incentives on the part of an Intermediary to view the Fund more favorably relative to investment funds not making payments of this nature or making smaller such payments.

FUND EXPENSES

The Fund and the Master Fund pay all of their expenses other than those that the Adviser or an affiliate of the Adviser assumes, if any. The Fund’s fees and expenses will decrease the returns of the Fund. The SAI provides additional information about the Fund’s expenses.

The Fund’s offering expenses, which are separate from and in addition to those fees previously discussed and which include among other expenses, the cost of preparing this Prospectus and the SAI, will be amortized over a period of twelve months or less upon commencement of operations.

The Investment Funds will incur various fees and expenses in connection with their operations. The Master Fund incurs management and incentive or performance based fees of the Investment Funds as an investor in such Investment Funds. Such fees, as with fees or expenses incurred in any fund, reduce investment returns. These expenses and fees are in addition to those incurred by the Fund and the Master Fund directly.

THE FUND AND THE MASTER FUND

The Fund is a Delaware statutory trust, registered under the 1940 Act and classified as a non-diversified, closed-end management investment company. The Fund invests substantially all of its investable assets in the Master Fund. The Master Fund also is a Delaware statutory trust registered under the 1940 Act and classified as a non-diversified, closed-end management investment company. The Fund was organized on January 6, 2010. The Master Fund was organized on January 6, 2010, and is the successor to an unregistered investment vehicle that commenced operations on January 1, 2009. The address of the Fund, the Master Fund and Adviser is 4265 San Felipe, Suite 800, Houston, Texas 77027 and the telephone number at such address is: 1-800-725-9456.

Past Performance

Appendix A contains performance information for the Master Fund since its commencement of operations as an investment company registered under the 1940 Act, adjusted for the estimated expenses of the Fund. For the period prior to the Master Fund’s registration, the Appendix also shows the performance, adjusted for the estimated expenses of the Fund, of a private fund that was the Master Fund’s predecessor. The Master Fund’s predecessor, which commenced investment operations on January 1, 2009, was managed by the Adviser with the same Investment Committee (other than Mr. Partridge who joined in November 2010) and operated with substantially the same investment objective, policies and strategies as the Master Fund. Prospective investors should carefully read the disclosure, including notes, that accompanies the investment performance data and charts in the Appendix. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE INVESTMENT RESULTS.

USE OF PROCEEDS

The Adviser anticipates that the proceeds to each Feeder Fund that are invested in the Master Fund will be fully invested in accordance with the Fund’s investment objective and policies as soon as practicable after receipt but, in no event, under normal market conditions, later than three months following receipt. There are a number of factors that might cause a delay in the investment of Fund proceeds, including but not limited to, a lack of or a limited number of attractive investment opportunities and delays of the closing dates of Investment Funds to which the Master Fund has subscribed or plans to subscribe. Significant delays that hinder the ability of the Adviser to invest the Fund’s assets could have an adverse effect on the Fund’s performance.

VOTING

Each Shareholder of the Fund has the right to cast a number of votes equal to the number of Shares held by such Shareholder at a meeting of Shareholders called by the Board. Shareholders will be entitled to vote on any matter on which shareholders of a registered investment company organized as a corporation would be entitled to vote, including certain elections of a Trustee and approval of the Advisory Agreement, in each case to the extent that voting by shareholders is required by the 1940 Act. Notwithstanding their ability to exercise their voting privileges, Shareholders in their capacity as such are not entitled to participate in the management or control of the Fund’s business, and may not act for or bind the Fund.

CONFLICTS OF INTEREST

The investment activities of the Adviser and its Related Parties, for their own accounts and other accounts they manage, may give rise to conflicts of interest that could disadvantage the Fund, Shareholders and the Master Fund. The Adviser and other Related Parties provide other investment management services to other funds and discretionary managed accounts that follow investment programs, certain aspects of which are similar to certain aspects of the Fund’s investment program or replicate certain Asset Classes within the Fund’s investment program. The Adviser and other Related Parties are involved with a broad spectrum of financial services and asset management activities, and may, for example, engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund or its Shareholders. The trading activities of the Related Parties are carried out without references to positions held directly or indirectly by the Fund. In addition and more significantly, the Related Parties may be involved with other investment programs, investment partnerships or separate accounts that use Investment Managers or Investment Funds that are either already a part of the Master Fund’s portfolio or that may be appropriate for investment by the Master Fund. In some cases, these Investment Funds may be capacity constrained. The Related Parties are under no obligation to provide the Master Fund with capacity with respect to these Investment Funds and, accordingly, the Master Fund may not have exposure or may have reduced exposure with respect to these Investment Funds. The Master Fund’s and the Fund’s operations may give rise to other conflicts of interest that could disadvantage the Fund and its Shareholders.

Salient provides wealth management and advisory services to its clientele. As a result, the Related Parties and their respective affiliates, directors, partners, trustees, managers, members, officers and employees, including those who may be involved in the investment activities and business operations of the Fund and the Master Fund, are engaged in businesses, and have interests, other than that of managing the Fund and the Master Fund. These are considerations of which investors in the Fund should be aware, and which may cause conflicts that could disadvantage the Fund. These activities and interests include potential multiple advisory, transactional, financial and other interests in securities, instruments and companies that may be purchased or sold by the Master Fund. Present and future activities of the Related Parties may give rise to additional conflicts of interest. In acquiring Shares, a Shareholder is deemed to have acknowledged and assented to the existence of potential conflicts of interest relating to the Related Parties and to the Fund’s and the Master Fund’s operating in the face of these conflicts.

Certain of the Related Parties may participate in the fixed income, equity and other markets in which the Fund and Master Fund directly or indirectly invests. In addition, certain of the Related Parties could engage as investors, advisers, agents and principals, in relation to certain of the same securities, issuers, currencies and other instruments in which the assets of the Fund (through the Master Fund or the Investment Funds) may be invested, and these activities may have a negative effect on the Fund.

Certain of the Related Parties may give advice, and take action, with respect to any of their clients or proprietary or other accounts, that may conflict with the advice given to the Fund, or may involve a different timing or nature of action taken than with respect to the Fund. Such transactions, whether in respect of proprietary accounts, customer accounts other than those advised by the Adviser, or certain other accounts that are advised by the Adviser, may affect the prices and availability of the securities, currencies and other instruments in which the Fund (directly or indirectly through the Master Fund and the Investment Funds) may invest. In addition, accounts or funds managed by the Related Parties may compete with the Fund (directly or indirectly through the Master Fund and the Investment Funds) for investment opportunities. As a result, transactions for the Fund (directly or indirectly through the Master Fund and the Investment Funds) may be effected at prices or rates that may be less favorable than would have been the case absent such conflicts, and the Fund may be negatively affected. The results of the investment activities of the Fund may differ significantly from the results achieved by Related Parties for accounts or accounts managed by them and from the results achieved by the Adviser for other advised accounts. This may have a negative effect on the Fund.

Subject to applicable regulatory requirements, the Fund may invest (directly or indirectly through the Master Fund and the Investment Funds) in securities of companies affiliated with the Related Parties or in which certain of the Related Parties have an equity or participation interest. The purchase, holding and sale of such investments by the Fund (directly or indirectly through the Master Fund and the Investment Funds) may enhance the profitability of the Related Parties’ own investments in such companies.

Certain of the Related Parties may buy and sell securities or other investments for their own accounts, including interests in Investment Funds, and conduct other activities that may cause the same types of conflicts as those conflicts described herein applicable to the proprietary, management, advisory and other activities of Related Parties. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers and employees and affiliates of the Adviser that are the same, different from or made at different times than positions taken for the Fund and the Master Fund or an Investment Fund in which the Fund participates. In connection with the above, the Fund and the Adviser has adopted a code of ethics (collectively, the “Codes of Ethics”) in compliance with Rule 17j-1 under the 1940 Act and regulations thereunder that restrict securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Fund’s portfolio transactions. See “CODES OF ETHICS” below.

Accounts or investment funds managed or advised by Related Parties (including those managed by the Adviser) may have investment objectives that are similar to that of the Fund and/or may engage in transactions in the same types of securities, currencies and instruments as the Fund, and from which the Adviser or the Related Parties may receive more or less compensation for its services than the Adviser receives from the Fund. As a result, Related Parties and accounts or funds which Related Parties may manage or advise (including, without limitation, those funds discussed in greater detail below), or in which Related Parties and its personnel may have a proprietary interest, may compete with the Fund for appropriate investment opportunities. For example, Investment Managers may limit the number of investors in or size of an Investment Fund or the amount of assets and accounts that they will manage. The allocation of such opportunities among Related Parties’ funds and accounts may present conflicts, as may the potentially different investment objectives of different investors. In determining such allocations, a number of factors may be considered, which may include the relative sizes of the applicable funds and accounts and their expected future sizes, the expected future capacity of the applicable Investment Funds, the funds available for allocation at any given time and the investment objectives of the Fund and such other funds and accounts. Allocation of investment opportunities among the Fund and other funds and accounts will be made by the Adviser or by Related Parties in their capacities as the managers of such funds and accounts in a reasonable and equitable manner, as determined by them in their sole discretion. Allocation of opportunities are conducted under procedures approved by the Board and the Adviser reports to the Board on allocation of opportunities. The disposition of any such investments is subject to the same conditions. The Related Parties are not under an obligation to share investment opportunities, ideas or strategies with the Fund. The Related Parties may keep any profits, commissions, and fees accruing to them in connection with its activities (including activities described in this “CONFLICTS OF INTEREST” section and its other activities) for themselves and their clients, and the fees or allocations from the Fund will not be reduced thereby.

Subject to applicable regulatory requirements, Related Parties from time to time may invest proprietary or client capital with investment advisers, including Investment Managers selected by the Fund, and may also invest in Investment Funds in which the Fund invests on terms different than the interest held by the Fund. In addition, Related Parties may have other business relationships with such Investment Managers. Related Parties may seek to perform financial services for, and will receive compensation from, Investment Funds, the sponsors of Investment Funds, companies in which Investment Funds invest, or other parties in connection with transactions related to those investments, or otherwise. This compensation could include financial advisory fees, as well as other types of compensation. Compensation for other financial services will not be shared with the Fund and may be received before the Fund realizes a return on its investment.

Related Parties may, from time to time, invest in the Fund. Any repurchase of Shares held by the Related Parties will be effected pursuant to an offer to repurchase Shares which is made by the Fund to all Shareholders. Such repurchases may have an adverse effect on the Fund’s investment strategies, the breadth of their allocation of investments and on the fees, expenses and costs incurred by the Fund.

To the extent permitted by applicable law, including, without limitation, the 1940 Act, an Investment Fund may enter into transactions and invest in futures, securities, currencies, swaps, options, forward contracts or other instruments in which one of the Related Parties, acting as principal or on a proprietary basis for its customers, serves as the Counterparty. The Adviser and Related Parties will not, directly or indirectly, purchase securities or other property from, or sell securities or other property to, the Fund. However, subject to compliance with applicable law, including without limitation, the 1940 Act, the Fund may engage in transactions with accounts which are affiliated with the Fund because they are advised by Related Parties or because they have common officers, directors or managers. Such transactions would be made in circumstances where the Adviser has determined that it would be appropriate for the Fund to purchase and the Adviser or another client of the Related Parties to sell, or the Fund to sell and another client of the Related Parties to purchase, the same security or instrument on the same day.

Purchases or sales of securities for the account of the Fund or an Investment Fund (or through a sub-adviser) may be bunched or aggregated with orders for other accounts of the Related Parties, including other investment partnerships (including those in which the Related Parties or their employees have a beneficial interest). Because of the prevailing trading activity, it is frequently not possible to receive the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, which may be disadvantageous to the Fund.

Subject to the Fund’s first obtaining any necessary exemptive relief from the provisions of the 1940 Act, the Adviser may invest the Fund’s assets in Investment Funds or managed accounts managed by Investment Managers affiliated with the Related Parties. There can be no assurance that such exemptive relief will be sought or, if sought, that it will be granted.

The Fund pays an Administrative Servicing Fee. Although such fee is paid for the provision of ongoing investor services and is intended primarily for such services, to any extent that the Administrative Servicing Fee could be considered to support the distribution of the Fund, investors would be paying for distribution of Fund Shares out of the Fund’s assets. To any extent that an Administrative Servicing Fee could be considered to support distribution of the Fund, the Adviser would not have to pay such expenses from its own resources, which is an incentive to maintain an Administrative Servicing Fee and could be considered a conflict of interest in this respect. An investment adviser would benefit from the payment by an investment company of distribution expenses, including compensation to intermediaries, to the extent that an investment adviser does not itself need to make such payments.

The SAI provides additional information about Investment Manager Conflicts.

LIMITATIONS ON LIQUIDITY

The Fund and the Master Fund have been organized as closed-end management investment companies. Closed-end funds differ from open-end management investment companies, commonly known as mutual funds, in that closed-end fund shareholders do not have the right to redeem their shares on a daily basis. In order to meet daily redemption requests, mutual funds are subject to more stringent regulatory limitations than closed-end funds. In particular, a mutual fund generally may not invest more than 15% of its assets in illiquid securities. However, private funds, such as the Investment Funds, are often illiquid. For this reason, the Fund and the Master Fund are organized as closed-end funds.

The Investment Funds in which the Master Fund invests may have limitations on withdrawals, such as quarterly withdrawals with notice provisions or even more limited withdrawal rights. The Fund’s and Master Fund’s portfolio is not subject to any minimum liquidity requirement imposed by the 1940 Act. However, to manage the Master Fund’s liquidity and comply with the Code, the Adviser will cause the Master Fund to structure its portfolio such that the Master Fund meets the tests under the Code discussed in this Prospectus.

THE ADVISER WILL STRUCTURE THE MASTER FUND’S PORTFOLIO IN A MANNER THAT THE ADVISER REASONABLY BELIEVES WILL ENABLE IT TO MAKE PERIODIC REPURCHASE OFFERS FOR SHARES. HOWEVER, THIS SHOULD NOT BE CONSTRUED BY SHAREHOLDERS OR PROSPECTIVE INVESTORS TO MEAN THAT THE FUND PROVIDES INVESTORS WITH LIQUIDITY. THE SHARES WILL NOT BE LISTED ON ANY SECURITIES EXCHANGE AND IT IS NOT ANTICIPATED THAT A SECONDARY MARKET FOR SHARES WILL DEVELOP. THE SHARES ARE SUBJECT TO SUBSTANTIAL RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE DECLARATION OF TRUST OF THE FUND. ALTHOUGH THE FUND WILL OFFER TO REPURCHASE SHARES FROM TIME TO TIME, SHARES WILL NOT BE REDEEMABLE AT A SHAREHOLDER’S OPTION, NOR WILL THEY BE EXCHANGEABLE FOR SHARES OR INTERESTS OF ANY OTHER FUND. AS A RESULT, A SHAREHOLDER MAY NOT BE ABLE TO SELL OR OTHERWISE LIQUIDATE HIS, HER OR ITS SHARES. THE SHARES ARE APPROPRIATE ONLY FOR THOSE INVESTORS WHO DO NOT REQUIRE A LIQUID INVESTMENT AND WHO ARE AWARE OF THE RISKS INVOLVED IN INVESTING IN THE FUND. TO THE EXTENT THAT AN INVESTOR REQUIRES THAT A PORTION OF ITS INVESTMENT PORTFOLIO PROVIDE LIQUIDITY, SUCH PORTION SHOULD NOT BE INVESTED IN THE FUND.

REPURCHASES OF SHARES

No Right of Redemption

No Shareholder (or other person holding Shares (or portions thereof) acquired from a Shareholder) will have the right to require the Fund to redeem its Shares or any portion thereof. No public market exists for trading Shares, and none is expected to develop. Consequently, Shareholders may not be able to liquidate their investment other than as a result of repurchases of Shares by the Fund, as described below.

Periodic Repurchases

The Board, from time to time and in its sole discretion, may determine to cause the Fund to offer to repurchase Shares from Shareholders pursuant to written tenders by Shareholders. However, the Fund’s assets consist primarily of their investment in the Master Fund. Therefore, in order to finance the repurchase of Shares pursuant to repurchase offers, the Fund may find it necessary to liquidate all or a portion of its investments in the Master Fund. Because the Fund may withdraw a portion of its investments in the Master Fund only pursuant to repurchase offers by the Master Fund, the Fund may not conduct repurchase offers for Shares unless the Master Fund simultaneously conducts a repurchase offer for its shares. In addition, the Adviser, which also serves as investment adviser to the Master Fund, anticipates recommending to the Master Fund’s Board that the Master Fund conduct repurchase offers on a quarterly basis in order to permit the Fund to conduct repurchase offers for Shares. However, the Master Fund’s Board retains the discretion to approve such requests and, therefore, there are no assurances that the Master Fund’s Board will, in fact, decide to undertake any repurchase offer. The Fund would be unlikely to be able to make a repurchase offer larger than a repurchase offer made by the Master Fund. The Master Fund will make repurchase offers, if any, to all investors in the Master Fund on similar terms, which may affect the size of the Fund’s repurchase offers. Consequently, the Fund will conduct repurchase offers on a schedule and in amounts that will depend on the Master Fund’s repurchase offers. In addition, the Fund may determine not to conduct a repurchase offer each time the Master Fund conducts a repurchase offer.

Subject to the discussion above, the aggregate value of Shares to be repurchased at any time will be determined by the Board in its sole discretion, and such amount may be a percentage of the value of the Fund’s outstanding Shares. If a repurchase offer is oversubscribed by Shareholders, the Fund will repurchase only a pro rata portion of the Shares tendered by each Shareholder. In determining whether the Fund should offer to repurchase Shares pursuant to written requests, the Board will consider the recommendation of the Adviser. The Adviser expects to recommend quarterly repurchases with Valuation Dates (as defined below)

on or about March 31, June 30, September 30 and December 31 of each year. In determining whether to accept the Adviser’s recommendation (in whole or in part), the Board considers the following factors, among others:

•	whether any Shareholders have requested to tender Shares or portions of Shares to the Fund;

•

as discussed in more detail below, the composition and liquidity of the Fund’s assets (including fees and costs associated with the Master Fund’s withdrawing from Investment Funds and/or disposing of assets if any allocated to sub-advisers);

•	the investment plans and working capital of the Fund;

•	the relative economies of scale of the repurchase requests with respect to the size of the Fund;

•	the past practice of the Fund in repurchasing Shares;

•	the availability of information as to the value of the Master Fund’s interests in underlying Investment Funds;

•	the condition of the securities markets and the economy generally, as well as political, national or international developments or current affairs; and

•	the anticipated tax consequences of any proposed repurchases of Shares.

The Master Fund, and thus the Fund, will conduct a repurchase offer only if the Master Fund’s Board determines that payment for tendered shares would not disrupt the Master Fund’s investment program or adversely affect shareholders that remain invested in the Master Fund.

Many Investment Funds have lengthened the lock-up periods during which an investor must hold an investment in an Investment Fund and the Adviser believes that this trend may continue. If this trend does continue, it could negatively impact the liquidity of the Master Fund (and, consequently the Fund), which may force the Adviser to forgo investing in certain Investment Funds that are attractive due to the longer lock-up periods being employed, or require that the Master Fund modify its current liquidity guidelines.

The Board will determine if the Fund will offer to repurchase Shares (or portions of Shares) pursuant to written tenders only on terms that the Board deems to be fair to the Fund and its Shareholders. The amount due to any Shareholder whose Shares (or portion thereof) are repurchased will be equal to the Fund’s NAV per the Share being repurchased, as of the Valuation Date (as defined below). If the Board determines that the Fund will offer to repurchase Shares, notice will be provided to Shareholders that describes the commencement date of the repurchase offer, specifies the date on which repurchase requests must be received by the Fund, and contains other information Shareholders should consider in deciding whether and how to participate in such repurchase opportunity. The expiration date of the repurchase offer (the “Expiration Date”) will be a date set by the Board occurring no sooner than 20 business days after the commencement date of the repurchase offer, provided that such Expiration Date may be extended by the Board in its sole discretion. The Fund generally will not accept any repurchase request received by it or its designated agent after the Expiration Date.

Payment by the Fund upon a repurchase of Shares will be made in part or in whole in cash or securities of equivalent value. The Fund does not generally expect to distribute securities as payment for repurchased Shares except in unusual circumstances, including if making a cash payment would result in a material adverse effect on the Fund or its Shareholders, or if the Fund has received distributions from Investment Funds in the form of securities that are transferable to the Shareholders. Securities that are distributed in-kind in connection with a repurchase of Shares may be illiquid. Any in-kind distribution of securities will be valued in accordance with the Fund’s valuation procedures and will be distributed to all tendering Shareholders on a proportional basis. See “CALCULATION OF NET ASSET VALUE; VALUATION.”

In light of liquidity constraints associated with the Fund’s investments in Investment Funds and the possibility that the Fund may have to effect withdrawals from those Investment Funds to pay for Shares being repurchased, the Fund expects to employ the following repurchase procedures:

•

The value of Shares (or portions thereof) being repurchased will be determined as of a date, determined by the Board in its sole discretion, which under normal circumstances, would not be earlier than 30 days after the Expiration Date (the “Valuation Date”). As discussed above, the Adviser expects that it will recommend to the Board that the Fund repurchase Shares quarterly with a Valuation Date on or about March 31, June 30, September 30 and December 31 of each year.

•

The initial payment (the “Initial Payment”) in respect of a repurchase will be made in an amount equal to at least 95% of the estimated value of the repurchased Shares (or portion thereof), determined as of the Valuation Date. The Initial Payment will be made as of the later of: (1) approximately the 35th day after the Valuation Date; or (2) in the sole discretion of the Adviser, if the Fund has requested withdrawals of capital from any Investment Funds in order to fund the repurchase of Shares, within ten business days after the Fund has received at least 95% of the aggregate amount so requested to be withdrawn by the Fund from the Investment Funds (the “Investment Fund Payment Date”).

•

The second and final payment (the “Final Payment”) is expected to be in an amount equal to the excess, if any, of: (1) the value of the repurchased Shares (or portion thereof), determined as of the Valuation Date based upon the results of the annual audit of the Fund’s financial statements for the fiscal year in which the Valuation Date of such repurchase occurred; over (2) the Initial Payment. The Adviser anticipates that the annual audit of the Fund’s financial statements will be completed within 60 days after the end of each fiscal year of the Fund and that the Final Payment will be made as promptly as practicable after the completion of such audit.

•

Although the amounts required to be paid by the Fund will generally be paid in cash, the Fund may, under certain limited circumstances, pay all or a portion of the amounts due by an in-kind distribution of securities.

The repurchase of Shares is subject to regulatory requirements imposed by the SEC. The Fund’s repurchase procedures are intended to comply with such requirements. However, in the event that the Board determines that modification of the repurchase procedures described above is required or appropriate, the Board will adopt revised repurchase procedures as necessary to ensure the Fund’s compliance with applicable regulations or as the Board in its sole discretion deems appropriate. Following the commencement of an offer to repurchase Shares, the Fund may suspend, postpone or terminate such offer in certain circumstances upon the determination of a majority of the Board, including a majority of the Trustees, that such suspension, postponement or termination is advisable for the Fund and its Shareholders, including, without limitation, circumstances as a result of which it is not reasonably practicable for the Fund to dispose of its investments, to determine the value of its net assets, or other unusual circumstances as determined in the Board’s sole discretion.

Each Shareholder whose Shares (or portion thereof) have been accepted for repurchase will continue to be a Shareholder of the Fund until the Valuation Date (and thereafter if its Share are repurchased in part) and may exercise its voting rights with respect to the repurchased Shares (or portion thereof) until the Valuation Date. Moreover, the Shares held by a Shareholder whose Shares (or portion thereof) have been accepted for repurchase will reflect the net profits or net losses of the Fund through the Valuation Date, and such Shareholder’s account shall not be adjusted for the Shares repurchased, as a result of the repurchase, prior to the Valuation Date.

Upon its acceptance of tendered Shares or portions thereof for repurchase, the Fund will utilize (1) cash, (2) liquid securities, (3) borrowings, or (4) interests in Investment Funds that the Fund has requested be withdrawn (or any combination thereof) for payment thereon.

Payments for repurchased Shares may require the Master Fund to liquidate portfolio holdings in Investment Funds earlier than the Adviser otherwise would liquidate such holdings, potentially resulting in losses, and may increase the Fund’s portfolio turnover. The Adviser intends to take measures to attempt to avoid or minimize such potential losses and turnover. The Fund may, but need not, maintain cash or borrow money to meet repurchase requests. Such a practice could increase the Fund’s operating expenses and impact the ability of the Fund to achieve its investment objective.

Intermediaries also may impose terms and conditions on investor accounts and investments in the Fund that are in addition to the terms and conditions set forth in this Prospectus. Such terms and conditions are not imposed by the Fund, the Distributor or any other service provider of the Fund. Any terms and conditions imposed by an Intermediary, or operational limitations applicable to such parties, may affect or limit a Shareholder’s ability to tender Shares for repurchase, or otherwise transact business with the Fund. Investors should direct any questions regarding terms and conditions applicable to their accounts or relevant operational limitations to their Intermediary.

A Shareholder who tenders some but not all of the Shareholder’s Shares for repurchase will be required to maintain a minimum account balance of $25,000 in the Fund. Such minimum account balance requirement may be waived by the Adviser, in its sole discretion. The Fund reserves the right to reduce the amount to be repurchased from a Shareholder so that the required account balance is maintained, or to accommodate operational limitations of an Intermediary.

In accordance with the terms and conditions of its Declaration of Trust, the Fund may repurchase or redeem Shares of a Shareholder without consent or other action by the Shareholder or other person if the Fund determines that: (i) all or a portion of the Shareholder’s Shares have been transferred to, or has vested in, any person, by operation of law in connection with the death, divorce, bankruptcy, insolvency, dissolution or adjudicated incompetence of the Shareholder; (ii) ownership of the Shares by such Shareholder or other person will cause the Fund to be in violation of, or subject the Fund or the Adviser to additional registration or regulation under the securities, commodities, or other laws of the U.S. or any other jurisdiction; (iii) continued ownership of the Shares may be harmful or injurious to the business or reputation of the Fund or the Adviser, or may subject the Fund or any Shareholders to an undue risk of adverse tax or other fiscal or regulatory consequences; (iv) if the Adviser learns that any of the representations and warranties made by a Shareholder or other person in connection with the acquisition of Shares was not true when made or has ceased to be true; or (v) it would be in the best interests of the Fund for the Fund to repurchase or redeem such Shares. Shareholders whose Shares are so repurchased or redeemed by the Fund will not be entitled to a return of any amount of any fees that were charged in connection with the Shareholder’s purchase of such Shares.

In the event that the Adviser or any of its affiliates holds Shares (or portions thereof), such Shares (or portions thereof) may be tendered for repurchase in connection with any repurchase offer made by the Fund, without notice to the other Shareholders.

TRANSFERS OF SHARES

No person shall become a substituted Shareholder of the Fund without the consent of the Fund, which consent may be reasonably withheld in its sole discretion. Shares held by Shareholders may be transferred only: (i) by operation of law in connection with the death, divorce, bankruptcy, insolvency, or adjudicated incompetence of the Shareholder; or (ii) under other circumstances, with the consent of the Board (which may be reasonably withheld in its sole discretion).

Notice to the Fund of any proposed transfer must include evidence satisfactory to the Board or its delegate that the proposed transferee, at the time of transfer, meets any requirements imposed by the Fund with respect to investor eligibility and suitability. See “ELIGIBLE INVESTORS.” Notice of a proposed transfer of Shares must also be accompanied by a properly completed application in respect of the proposed transferee. In connection with any request to transfer Shares (or portions thereof), the Fund may require the Shareholder requesting the transfer to obtain, at the Shareholder’s expense, an opinion of counsel selected by the Fund as to such matters as the Fund may reasonably request. The Board generally will not consent to a transfer if, after the transfer of the Shares, the balance of the account of each of the transferee and transferor is less than $25,000. Each transferring Shareholder and transferee may be charged reasonable expenses, including, but not limited to, attorneys’ and accountants’ fees, incurred by the Fund in connection with the transfer and such fees will be paid by the transferor prior to the transfer being effectuated. If such fees have been incurred by the Fund and have not been paid by the transferor for any reason, including a decision to not transfer the interests, the Fund reserves the right to deduct such expenses from the Shareholder’s account.

Any transferee acquiring Shares or a portion thereof by operation of law in connection with the death, divorce, bankruptcy, insolvency, dissolution or adjudicated incompetence of the Shareholder, will be entitled to the distributions with respect to the Shares or a portion thereof so acquired, to transfer the Shares or a portion thereof in accordance with the terms of the Declaration of Trust and to tender the Shares or a portion thereof for repurchase by the Fund, but will not be entitled to the other rights of a Shareholder unless and until the transferee becomes a substituted Shareholder as specified in the Declaration of Trust.

In purchasing Shares, a Shareholder agrees to indemnify and hold harmless the Fund, the Board, the Adviser, each other Shareholder and any of their affiliates against all losses, claims, damages, liabilities, costs and expenses (including legal or other expenses incurred in investigating or defending against any losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement), joint or several, to which those persons may become subject by reason of, or arising from, any transfer made by that Shareholder in violation of these provisions or any misrepresentation made by that Shareholder or a substituted Shareholder in connection with any such transfer.

CALCULATION OF NET ASSET VALUE; VALUATION

Each of the Fund and the Master Fund will calculate its NAV as of the close of business on the last business day of each month and at such other times as the Board may determine, including in connection with repurchases of Shares, in accordance with the procedures described below or as may be determined from time to time in accordance with policies established by the Board. The NAV of the Fund will equal the value of the total assets of the Fund, less all of its liabilities, including accrued fees and expenses. The NAV of the Master Fund will equal the value of the total assets of the Master Fund, less all of its liabilities, including accrued fees and expenses. Because the Fund intends to invest substantially all of its investable assets in the Master Fund, the value of the assets of the Fund will depend on the value of its shares of the Investment Funds or other investments in which the Master Fund invests.

The Board Valuation Committee of the Master Fund oversees, and the Adviser’s Valuation Committee implements, the valuation of the Master Fund’s investments, including interests in the Investment Funds, in accordance with written policies and procedures (the “Valuation Procedures”) that the Boards of the Master Fund and the Fund have approved for purposes of determining the value of securities held by the Master Fund, including the fair value of the Master Fund’s investments in Investment Funds. The Adviser’s Valuation Committee consists of members of the Investment Committee, additional officers of the Fund, and one or more representatives of the Adviser.

As a general principle, the fair valuation of a security should reflect the amount that the Adviser’s Valuation Committee determines that the Master Fund might reasonably expect to receive for the security upon the orderly sale or redemption of the security, based on information available at the time, that the Adviser’s Valuation Committee believes to be reliable. In the case of a security issued by an Investment Fund, this would typically be equal to the amount that the Fund might reasonably expect to receive from the Investment Fund if the Fund’s interest were redeemed on the date as of which it was valued. It is anticipated that the

Adviser’s Valuation Committee will make this determination based on the valuation most recently provided by the Investment Fund in accordance with the policies the Investment Fund has established, which may constitute the Investment Fund’s best estimate at the time based upon data then available, as well as any other relevant information reasonably available at the time of the valuation of the Master Fund’s portfolio.

Prior to an investment by the Master Fund in any Investment Fund, the Adviser’s Valuation Committee will conduct a due diligence review of the valuation methodologies used by the Investment Fund. As a general matter, Investment Funds selected by the Master Fund will use market value when available, and otherwise will use principles of fair value applied in good faith. The Adviser’s Valuation Committee will consider whether it is appropriate, in light of the relevant circumstances, to value interests at the NAV as reported by the Investment Fund Manager or the administrator for such Investment Fund at the time of valuation.

The Fund’s valuation procedures require the Adviser to consider all relevant information available at the time the Fund values its portfolio. The Adviser and/or the Board will consider such information, and may conclude in certain circumstances that the information provided by the Investment Manager of an Investment Fund does not represent the fair value of the Fund’s interest in the Investment Fund. Although redemptions of investments in Investment Funds are subject to advance notice requirements, Investment Funds will typically make available NAV information to holders that will represent the price at which, even in the absence of redemption activity, the Investment Fund would have effected a redemption if any such requests had been timely made or if, in accordance with the terms of the Investment Fund’s governing documents, it would be necessary to effect a mandatory redemption. Following procedures adopted by the Board, in the absence of specific transaction activity in the investment in a particular Investment Fund, the Fund would consider whether it was appropriate, in light of any known relevant circumstances, to value such a position at its NAV as reported at the time of valuation, or whether to adjust such value to reflect a premium or discount to NAV.

To the extent that the Adviser invests the assets of the Master Fund in securities or other instruments that are not investments in Investment Funds (e.g., directly or through Separate Accounts), the Master Fund will generally value such assets as described below. Securities traded: (1) on one or more of the U.S. national securities exchanges or the OTC Bulletin Board will be valued at their last sales price; and (2) on the Nasdaq Stock Market will be valued at the Nasdaq Official Closing Price (“NOCP”), at the close of trading on the exchanges or markets where such securities are traded for the business day as of which such value is being determined. Securities traded on the Nasdaq Stock Market for which the NOCP is not available will be valued at the mean between the closing bid and asked prices in this market. Securities traded on a foreign securities exchange will generally be valued at their closing prices on the exchange where such securities are primarily traded and such valuations translated into U.S. dollars at the current exchange rate. If an event occurs between the close of the foreign exchange and the computation of the Master Fund’s NAV that would materially affect the value of the security, the value of such security will be adjusted to its fair value. Except as specified above, the value of a security, derivative, or synthetic security that is not actively traded on an exchange shall be determined by an unaffiliated pricing service that may use actual trade data or procedures using market indices, matrices, yield curves, specific trading characteristics of certain groups of securities, pricing models, or combinations of these. The Adviser’s Valuation Committee or Independent Administrator, as applicable, will monitor the value assigned to each security by the pricing service to determine if it believes the value assigned to a security is correct. If the Independent Administrator or Adviser’s Valuation Committee, as applicable, believes that the value received from the pricing service is incorrect, then the value of the security will be its fair value as determined in accordance with the Valuation Procedures.

In general, fair value represents a good faith approximation of the current value of a security and will be used when there is no public market or possibly no market at all for the security. The fair values of one or more securities may not be the prices at which those assets are ultimately sold. In such circumstances, the Adviser’s Valuation Committee and/or the Board Valuation Committee, in consultation with the Independent Administrator or the Adviser, will reevaluate the Fund’s fair value methodology to determine, what, if any, adjustments should be made to the methodology.

Although the Valuation Procedures approved by the Board provide that the Adviser’s Valuation Committee will review the valuations provided by the Independent Administrator (via the Investment Managers or their administrators), none of the Board Valuation Committee, the Independent Administrator, the Adviser’s Valuation Committee or the Adviser will be able to confirm independently the accuracy of any unaudited valuations provided thereby.

Prospective investors should be aware that situations involving uncertainties as to the valuation of portfolio positions could have an adverse effect on the Fund’s net assets if the judgments of the Board, the Board Valuation Committee, the Adviser’s Valuation Committee and/or the Independent Administrator (in reliance on the Investment Funds, the Investment Managers and/or their administrators) regarding appropriate valuations should prove incorrect. The Master Fund may desire to dispose of an interest in an Investment Fund, but be unable to dispose of such interest, and could therefore be obligated to continue to hold the interests for an extended period of time. In such a case, the Independent Administrator, upon consultation with the Adviser’s Valuation Committee or the Adviser, may continue to value the interests without the benefit of the Investment Manager’s or its administrator’s valuations, and may, in its sole discretion, determine to discount the value of the interests in accordance with the Valuation Procedures.

TAX ASPECTS

The following is a summary of certain U.S. federal income tax considerations relevant to the acquisition, holding and disposition of Shares by U.S. Shareholders. This summary is based upon existing U.S. federal income tax law, which is subject to change, possibly with retroactive effect. This summary does not discuss all aspects of U.S. federal income taxation which may be important to particular investors in light of their individual investment circumstances, including investors subject to special tax rules, such as U.S. financial institutions, insurance companies, broker-dealers, tax-exempt organizations, partnerships, Shareholders who are not United States persons (as defined in the Code), Shareholders liable for the alternative minimum tax, persons holding Shares through partnerships or other pass-through entities, or investors that have a functional currency other than the U.S. dollar, all of whom may be subject to tax rules that differ significantly from those summarized below. This summary assumes that investors have acquired Shares pursuant to this offering and will hold their Shares as “capital assets” (generally, property held for investment) for U.S. federal income tax purposes.

Prospective Shareholders should consult their own tax advisors regarding the foreign and U.S. federal, state, and local income and other tax considerations that may be relevant to an investment in the Fund.

In addition to the particular matters set forth in this section, tax-exempt entities should review carefully those sections of this Prospectus and the SAI regarding liquidity and other financial matters to ascertain whether the investment objective of the Fund is consistent with their overall investment plans.

Taxation of the Fund and the Master Fund

Each of the Fund and the Master Fund intends to continue to qualify as a regulated investment company (a “RIC”) under federal income tax law. If the Fund so qualifies and distributes each year to its Shareholders at least 90% of its investment company taxable income and net tax-exempt income, if any, the Fund will not be required to pay federal income taxes on any income it distributes to shareholders. If the Fund distributes in any calendar year less than an amount equal to the sum of 98% of its net ordinary income for such calendar year and 98.2% of its capital gain net income for the twelve-month period ending October 31 of such calendar year, plus any amounts that were not distributed in previous calendar years, then the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts.

Income from certain commodity-linked derivative instruments in which the Master Fund may invest is not considered qualifying income. The Master Fund will therefore attempt to restrict its income from commodity-linked derivative instruments that do not generate qualifying income, such as commodity-linked swaps, to a maximum of 10 percent of its gross income. In this regard, the Master Fund’s investment in the Subsidiary is expected to provide the Fund with exposure to the commodities markets within the limitations of the federal tax requirements of Subchapter M. The annual net profit, if any, realized by the Subsidiary and imputed for income tax purposes to the Master Fund should constitute “qualifying income” for purposes of the Fund remaining qualified as a regulated investment company for U.S. federal income tax purposes.

Although the IRS has issued published guidance that qualifying income for a RIC does not include income derived directly from certain commodity-linked derivative instruments, the IRS has indicated in a series of private letter rulings that income derived from a wholly-owned offshore subsidiary such as the Subsidiary that invests in such commodity-linked derivative instruments does constitute qualifying income. The Fund has not applied for such a private letter ruling that income derived from the Subsidiary should be treated as qualifying income. In July 2011, the IRS suspended further issuance of these private letter rulings, indicating that it was reconsidering the underlying policies. The IRS could issue new public guidance regarding the use of offshore subsidiaries by regulated investment companies to invest indirectly in commodities. It is also possible that legislation on this issue could be introduced. If the IRS does issue new public guidance, or if legislation is enacted, that results in an adverse determination relating to the treatment of income derived by the Master Fund from the Subsidiary, the Fund would likely need to change part of its investment strategy, which could adversely affect the Fund. It is possible that the Fund may be unable to qualify as a regulated investment company for one or more years, meaning that all of its income and gains could be taxed first at the Fund level and again when paid out to Shareholders.

The Fund is required to use the accrual method of accounting and uses the twelve-month period ending December 31 as its taxable year.

As described below under “Investments in Passive Foreign Investment Companies,” the Master Fund expects that gains from the Investment Funds, if any, will be treated as ordinary income for U.S. federal income tax purposes.

Distributions to Shareholders

The Fund contemplates declaring as dividends each year all or substantially all of its taxable income. In general, distributions will be taxable to Shareholders for federal, state and local income tax purposes to the extent of the distributing Fund’s current and accumulated earnings and profits. Such distributions are taxable whether they are received in cash or reinvested in Fund shares. The Fund expects that its distributions attributable to distributions it receives from the Master Fund will generally be taxable to Shareholders at ordinary income rates. Distributions by the Fund in excess of the Fund’s current and accumulated earnings and profits will be treated as a tax-free return of capital to the extent of (and in reduction of) the Shareholders’ tax basis in their Shares and any such amount in excess of their basis will be treated as gain from the sale of Shares, as discussed below.

The Fund does not currently expect that it will earn qualified dividend income or long-term capital gains and, therefore, does not anticipate that its distributions to Shareholders will qualify for lower tax rates applicable to qualified dividend income or long-term capital gains. Likewise, the Fund does not anticipate that any of its dividends paid to its Shareholders that are corporations will be eligible for the “dividends received” deduction.

Shareholders are generally taxed on any dividends from the Fund in the year they are actually distributed. But dividends declared in October, November or December of a year, and paid in January of the following year, will generally be treated for federal income tax purposes as having been paid to Shareholders on December 31 of the year they are declared.

Shareholders who are not citizens or residents of the United States generally will be subject to a 30% U.S. federal withholding tax, or U.S. federal withholding tax at such lower rate as prescribed by applicable treaty, on distributions by the Fund. Accordingly, the Fund may not be appropriate investments for non-U.S. investors.

The Fund will inform its Shareholders of the amount, source and status of distributions made in a given calendar year after the close of such calendar year. See “Distribution Policy.”

Income from Repurchases and Transfers of Shares

The repurchase or transfer of the Fund’s Shares may result in a taxable gain or loss to the tendering Shareholder. Different tax consequences may apply for tendering and non-tendering Shareholders in connection with a repurchase offer. For example, if a Shareholder does not tender all of his or her Shares, under some circumstances, such repurchase may not be treated as an exchange for U.S. federal income tax purposes and may result in deemed distributions to non-tendering Shareholders. On the other hand, Shareholders who tender all of their Shares (including Shares deemed owned by Shareholders under constructive ownership rules) will be treated as having sold their Shares and generally will realize a capital gain or loss. Such gain or loss is measured by the difference between the Shareholder’s amount received and his or her adjusted tax basis of the Shares. For non-corporate Shareholders, gain or loss from the transfer or repurchase of shares generally will be taxable at a U.S. federal income tax rate dependent upon the length of time the Shares were held. Shares held for a period of one year or less at the time of such repurchase or transfer will, for U.S. federal income tax purposes, generally result in short-term capital gains or losses, and those held for more than one year will generally result in long-term capital gains or losses.

Additionally, any loss realized on a disposition of Shares of the Fund may be disallowed under “wash sale” rules to the extent the Shares disposed of are replaced with other shares of the same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in Shares of the Fund. If disallowed, the loss will be reflected in an upward adjustment to the basis of the Shares acquired.

Pursuant to Treasury Regulations directed at tax shelter activity, taxpayers are required to disclose to the IRS certain information on Form 8886 if they participate in a “reportable transaction.” A transaction may be a “reportable transaction” based upon any of several indicia with respect to a shareholder, including the recognition of a loss in excess of certain thresholds (for individuals, $2 million in one year or $4 million in any combination of years). Investors should consult their own tax advisers concerning any possible disclosure obligation with respect to their investment in Fund Shares.

Investments in Passive Foreign Investment Companies

The Master Fund intends to acquire interests in Investment Funds organized outside the United States that are treated as corporations for U.S. tax purposes and that will generally be treated as passive foreign investment companies (“PFICs”) for federal income tax purposes.

The Master Fund intends to elect to “mark to market” all shares that it holds in PFICs at the end of each taxable year. By making this election, the Master Fund will recognize as ordinary income any increase in the value of those PFIC shares as of the close of the taxable year (subject to adjustments for deferral of losses from earlier taxable years) over their adjusted basis and as ordinary loss any decrease in that value unless the loss is required to be deferred. Gains realized with respect to PFICs that the Master Fund has elected to mark to market will be ordinary income. If the Master Fund realizes a loss with respect to such a PFIC, whether by virtue of selling all or part of the Fund’s interest in the PFIC or because of the “mark to market” adjustment described above, the loss will be ordinary to the extent of the excess of the sum of the mark-to-market gains over the mark-to-market losses previously recognized with respect to the PFIC. To the extent that the Master Fund’s mark-to-market loss with respect to a PFIC exceeds that limitation, the loss will effectively be taken into account in offsetting future mark-to-market gains from the PFIC, and any remaining loss will generally be deferred until the PFIC shares are sold, at which point the loss will be treated as a capital loss. Capital losses recognized by the Master Fund in a taxable year will generally be deductible only against capital gains recognized by the Master Fund in that year or one of the following taxable years (limited to the following eight taxable years in the case of capital losses realized in taxable years beginning before December 22, 2010), but the Master Fund does not expect to generate significant capital gains from its investments, which means that capital losses recognized by the Master Fund will generally not result in a reduction of taxable distribution to Shareholders.

By making the mark-to-market election, the Master Fund may be required to recognize income (which generally must be distributed to the Master Fund’s shareholders, including the Fund, and then by the Fund to its Shareholders) in excess of the distributions that it receives from PFICs. Accordingly, the Master Fund may need to borrow money or to dispose of its interests in Investment Funds in order to make the required distributions.

If the Master Fund does not make the “mark to market” election with respect to a PFIC, it may under certain circumstances elect to treat the PFIC as a qualified electing fund (a “QEF”), which would result in the Master Fund recognizing income and gain each year based on its allocable share of the income and gain recognized by the QEF. The Master Fund does not generally anticipate that it will be able to make QEF elections with respect to the Investment Funds. If neither a “mark to market” nor a QEF election is made with respect to an interest in a PFIC, the ownership of the PFIC interest may have significantly adverse tax consequences for the owner. In such a case, the Master Fund would be subject to an interest charge (at the rate applicable to tax underpayments) on tax liability treated as having been deferred with respect to certain distributions and on gain from the disposition of the shares of a PFIC (collectively referred to as “excess distributions”), even if those excess distributions are paid by the Master Fund as a dividend to the Master Fund’s Shareholders, including the Fund, and then by the Fund to its Shareholders.

Effective for tax years beginning after December 31, 2012, certain net investment income received by an individual having modified adjusted gross income in excess of $200,000 (or $250,000 for married individuals filing jointly) will be subject to a tax of 3.8 percent. Undistributed net investment income of trusts and estates in excess of a specified amount will also be subject to this tax. Dividends paid by the Fund will constitute investment income of the type subject to this tax.

The benefits of the reduced tax rates applicable to long-term capital gains may be impacted by the application of the alternative minimum tax to individual Shareholders.

Certain Withholding Taxes

The Master Fund may be subject to foreign withholding taxes on income or gains attributable to Investment Funds located in foreign countries, and the Investment Funds may be subject to taxes, including withholding taxes, attributable to investments of the Investment Funds. U.S. investors in the Fund will not be entitled to a foreign tax credit with respect to any of those taxes.

State and Local Taxes

In addition to the U.S. federal income tax consequences summarized above, prospective investors should consider the potential state and local tax consequences of an investment in the Fund. Shareholders are generally taxable in their state of residence on dividend and capital gain distributions they receive from the Fund. The Fund may become subject to taxes in states and localities if it is deemed to conduct business in those jurisdictions. The Fund will be subject to the Texas franchise tax if it is considered to be conducting an active trade or business in Texas. However, it is the intent of the Adviser to operate the Fund and Master Fund in a manner that would minimize receipts from businesses operated in Texas.

Information Reporting and Backup Withholding

After the end of each calendar year, Shareholders will be sent information regarding the amount and character of distributions received from the Fund during the year.

Legislation passed by Congress in 2008 requires the Fund (or its administrative agent) to report to the IRS and furnish to Shareholders the cost basis information and holding period for the Fund’s Shares purchased on or after January 1, 2012, and repurchased by the Fund on or after that date. The Fund will permit Shareholders to elect from among several permitted cost basis methods. In the absence of an election, the Fund will use average cost as its default cost basis method. The cost basis method a Shareholder elects may not be changed with respect to a repurchase of shares after the settlement date of the repurchase. Shareholders should consult with their tax advisors to determine the best permitted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting rules apply to them.

Information returns generally will be filed with the IRS in connection with distributions with respect to the Shares unless Shareholders establish that they are exempt from the information reporting rules, for example by properly establishing that they are corporations (other than an S corporation). If Shareholders do not establish that they are exempt from these rules, they generally will be subject to backup withholding on these payments if they fail to provide their taxpayer identification number or otherwise comply with the backup withholding rules. The amount of any backup withholding from a payment to Shareholders will be allowed as a credit against their U.S. federal income tax liability and may entitle Shareholders to a refund, provided that the required information is timely furnished to the IRS.

Other Taxes

The foregoing is a summary of some of the tax rules and considerations affecting Shareholders and the Fund’s operations, and does not purport to be a complete analysis of all relevant tax rules and considerations, nor does it purport to be a complete listing of all potential tax risks inherent in making an investment in the Fund. All investors are urged to consult with their own tax advisers regarding any proposed investment in the Fund. A Shareholder may be subject to other taxes, including but not limited to, state and local taxes, estate and inheritance taxes, and intangible taxes that may be imposed by various jurisdictions. The Fund also may be subject to state, local, and foreign taxes that could reduce cash distributions to its Shareholders. It is the responsibility of each Shareholder to file all appropriate tax returns that may be required.

Each prospective Shareholder is urged to consult with his or her tax adviser with respect to any investment in the Fund.

In addition to the particular matters set forth in this section, tax-exempt entities should review carefully those sections of this Prospectus and the SAI regarding liquidity and other financial matters to ascertain whether the investment objective of the Fund is consistent with their overall investment plans.

ERISA CONSIDERATIONS

The Fund

Persons who are fiduciaries with respect to an employee benefit plan or other arrangement subject to the Employee Retirement Income Security Act of 1974, as amended (an “ERISA Plan” and “ERISA,” respectively), and persons who are fiduciaries with respect to an IRA, Keogh Plan, or other plan that is subject to the prohibited transaction provisions of Section 4975 of the Code (together with ERISA Plans, “Plans”) should consider, among other things, the matters described below before determining whether to invest in the Fund.

ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, an obligation not to engage in a prohibited transaction and other standards. In determining whether a particular investment is appropriate for an ERISA Plan, Department of Labor (“DOL”) regulations provide that a fiduciary of an ERISA Plan must give appropriate consideration to, among other things, whether the investment is permitted under the Plan’s governing instruments, the role that the investment plays in the ERISA Plan’s portfolio, taking into consideration whether the investment is designed reasonably to further the ERISA Plan’s purposes, an examination of the risk and return factors, the fund’s composition with regard to diversification, the liquidity and current return of the total portfolio relative to the anticipated cash flow needs of the ERISA Plan, the income tax consequences of the investment and the projected return of the total portfolio relative to the ERISA Plan’s funding objectives. Before investing the assets of an ERISA Plan in the Fund, a fiduciary should determine whether such an investment is consistent with its fiduciary responsibilities and the foregoing regulations. If a fiduciary with respect to any such ERISA Plan breaches its or his responsibilities with regard to selecting an investment or an investment course of action for such ERISA Plan, the fiduciary itself or himself may be held liable for losses incurred by the ERISA Plan as a result of such breach.

Because the Fund is registered as an investment company under the 1940 Act, the underlying assets of the Fund should not be considered to be “plan assets” of the Plans investing in the Fund for purposes of the fiduciary responsibility and prohibited transaction rules under ERISA or the Code. Thus, neither the Adviser nor the Investment Managers are fiduciaries within the meaning of ERISA or the Code with respect to the assets of any Plan that becomes a Shareholder in the Fund, solely by reason of the Plan’s investment in the Fund.

Certain prospective investors may currently maintain relationships with the Adviser or one or more Investment Managers in which the Fund invests, or with other entities that are affiliated with the Adviser or Investment Managers. Each of such persons may be deemed to be a party in interest to and/or a fiduciary of any Plan to which it provides investment management, investment advisory, or other services. ERISA and the relevant provisions of the Code prohibit the use of Plan assets for the benefit of a party in interest and also prohibit a Plan fiduciary from using its position to cause the Plan to make an investment from which it or certain third parties in which such fiduciary has an interest would receive a fee or other consideration. Plan investors should consult with legal counsel to determine if participation in the Fund is a transaction that is prohibited by ERISA or the Code and fiduciaries of such plans should not permit an investment in the Fund with plan assets if the Adviser or the Investment Managers, or their affiliates perform or have investment powers over such assets, unless an exemption from the prohibited transaction rules apply with respect to such purchase.

The Fund requires Plan fiduciaries proposing to invest in the Fund to certify that (a) the investment by such Plan interest holder in the Fund is prudent for the Plan (taking into account any applicable liquidity and diversification requirements of ERISA); (b) the investment in the Fund is permitted under ERISA, the Code, other applicable law and the Plan’s governing plan documents; (c) neither the Adviser nor any of its affiliates (including, without limitation, any of the Related Parties) has acted as a fiduciary under

ERISA with respect to such purchase; (d) no advice provided by the Adviser or any of its affiliates (including, without limitation, any of the Related Parties) has formed a primary basis for any investment decision by such Plan interest holder in connection with such purchase; and (e) the purchase, holding and disposition of the interest in the Fund will not result in a prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or any materially similar provisions of other law for which an exemption is not available.

The provisions of ERISA and the Code are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA and the Code contained herein is, of necessity, general and may be affected by future publication of regulations and rulings. Potential Plan investors should consult with their legal advisers regarding the consequences under ERISA and the Code of the acquisition and ownership of an investment in the Fund.

Employee benefit plans that are governmental plans (as defined in Section 3(32) of ERISA) are not subject to requirements of ERISA or the Code discussed above but may be subject to substantively similar provisions of other applicable federal or state law or may be subject to other legal restrictions on their ability to invest in the Fund. Accordingly, any such governmental plans and the fiduciaries of such plans should consult with their legal counsel concerning all the legal implications of investing in the Fund.

THE FUND’S SALE OF SHARES TO PLANS IS IN NO RESPECT A REPRESENTATION OR WARRANTY BY THE FUND, THE ADVISER OR ANY OF THEIR AFFILIATES (INCLUDING, WITHOUT LIMITATION, ANY OF THE RELATED PARTIES), OR BY ANY OTHER PERSON ASSOCIATED WITH THE SALE OF THE SHARES, THAT SUCH INVESTMENT BY PLANS MEETS ALL RELEVANT LEGAL REQUIREMENTS APPLICABLE TO PLANS GENERALLY OR TO ANY PARTICULAR PLAN, OR THAT SUCH INVESTMENT IS OTHERWISE APPROPRIATE FOR PLANS GENERALLY OR FOR ANY PARTICULAR PLAN.

DISTRIBUTION POLICY

Dividends will generally be paid at least annually on the Fund’s Shares in amounts representing substantially all of the net investment income, if any, earned each year. Payments will vary in amount, depending on investment income received and expenses of operation. It is likely that many of the Investment Funds in whose securities the Fund indirectly invests will not pay any dividends, and this, together with the Fund’s expenses, means that there can be no assurance the Fund will have substantial income or pay dividends. The Fund is not a suitable investment for any investor who requires dividend income.

It is anticipated that any gains or appreciation in Fund’s investments will be treated as ordinary income. Such amounts will generally be distributed at least annually and such distributions would be taxed as ordinary income dividends to Shareholders that are subject to tax.

It is anticipated that substantially all of any taxable net capital gain realized on investments will be paid to Shareholders at least annually. The NAV of each Share (or portion thereof) that you own will be reduced by the amount of the distributions or dividends that you actually or constructively receive from that Share (or portion thereof).

Automatic Dividend Reinvestment Plan

Pursuant to the Dividend Reinvestment Plan (“DRP”) established by the Fund, each Shareholder will automatically be a participant under the DRP and have all income distributions, whether dividend distributions and/or capital gains distributions, automatically reinvested in additional Shares. Election not to participate in the DRP and to receive all income distributions, whether dividend distributions or capital gain distributions, in cash may be made by notice to a Shareholder’s Intermediary (who should be directed to inform the Fund). A Shareholder is free to change this election at any time. If, however, a Shareholder requests to change its election within 95 days prior to a distribution, the request will be effective only with respect to distributions after the 95-day period. A Shareholder whose Shares are registered in the name of a nominee (such as an Intermediary) must contact the nominee regarding its status under the DRP, including whether such nominee will participate on such Shareholder’s behalf as such nominee will be required to make any such election.

Generally, for U.S. federal income tax purposes, Shareholders receiving Shares under the DRP will be treated as having received a distribution equal to the amount payable to them in cash as a distribution had the Shareholder not participated in the DRP.

Shares will be issued pursuant to the DRP at their NAV determined on the next valuation date following the ex-dividend date (the last date of a dividend period on which an investor can purchase Shares and still be entitled to receive the dividend). There is no sales load or other charge for reinvestment. A request must be received by the Fund before the record date to be effective for that dividend or capital gain distribution. The Fund may terminate the DRP at any time upon written notice to the participants in the DRP. The Fund may amend the DRP at any time upon 30 day’s written notice to the participants. Any expenses of the DRP will be borne by the Fund.

ELIGIBLE INVESTORS

Investors who meet the qualifications set forth in this Prospectus are referred to as “Eligible Investors.” Eligible Investors are those who: (i) compensate their financial intermediary directly for its services (for example, an investor participating in a “wrap fee” or similar account with its intermediary); (ii) purchase Shares through a broker-dealer investment platform or similar financial intermediary; or (iii) in the case of certain institutional investors, invest directly through their financial intermediaries (including, for example, pension or similar institutional investors advised by a separately-retained consultant or other intermediary). In addition, employees of the Adviser and affiliates, and officers and trustees of the Fund, to the extent they are Eligible Investors, are eligible to invest in the Fund.

Each prospective investor will be required to complete signature pages of the Fund’s investment application, and must certify there, among other things, that (i) such investor meets the Eligible Investor qualifications, (ii) that such investor meets the additional eligibility criteria, and (iii) such investor will not transfer their Shares (or any portion thereof) except in accordance with the Declaration of Trust.

An individual is an Eligible Investor if such individual: (i) has a net worth (or a joint net worth with that person’s spouse) immediately prior to the time of purchase in excess of $1 million; or (ii) an individual who has income in excess of $200,000 (or joint income with the investor’s spouse in excess of $300,000) in each of the two preceding years and has a reasonable expectation of reaching the same income level in the current year. For purposes of determining net worth, an investor’s primary residence shall be excluded from both total assets and total liabilities, except that liabilities attached to such residence should be included in total liabilities to the extent that: (i) such liabilities exceed fair market value of such residence; or (ii) any such liability was incurred within 60 days of the subscription date of your Fund investment (e.g., as a result of a second mortgage or a home equity loan), unless such indebtedness was incurred in connection with the purchase of such residence. Other eligible investor standards applicable to companies and other investors are set forth in the application. Investors who meet the qualifications set forth in this Prospectus and the application are referred to as Eligible Investors.

In addition, Shares are being offered only to investors that are U.S. persons for U.S. federal income tax purposes.

Existing Shareholders who request to purchase additional Shares (other than in connection with the DRP), are required to qualify as Eligible Investors and to complete additional application signature pages prior to the additional purchase.

An investment in the Fund involves risks and it is possible that an investor may lose some or all of its investment. In addition, an investment in the Fund is not liquid and investors should provide for adequate liquidity outside of their investment in the Fund to meet their foreseeable liquidity needs. Before making an investment decision, an investor and/or its adviser should (i) consider the suitability of this investment with respect to its investment objectives and personal situation and (ii) consider factors such as its personal net worth, income, age, risk tolerance, and liquidity needs. See “RISK FACTORS.” Short-term investors and investors who cannot bear the loss of some or all of their investment and/or the risks associated with a lack of liquidity should not invest in the Fund.

PURCHASING SHARES

Shares are generally available for purchase as of the first business day of each calendar month, except that Shares may be made available for purchase more or less frequently as determined by the Board in its sole discretion. The minimum initial investment in the Fund by any investor is $25,000, and the minimum additional investment in the Fund by any investor is $10,000. However, the Fund, in its sole discretion, may accept additional investments below the stated minimum additional investment. Certain Intermediaries may impose higher minimums. No investment in the Fund (or any other relationship with the Adviser) will qualify an investor for any type of special treatment.

A prospective investor is required to complete and submit the correct investor Application Agreement Signature Pages, satisfy the investor eligibility standards set forth in this Prospectus and therein and to transfer funds on or prior to the acceptance date set by the Fund and communicated to prospective investors in order to be permitted to invest in the Fund. The Fund reserves the right to reject in whole or in part, in its sole discretion, any request to purchase Shares in the Fund at any time. The Fund also reserves the right to suspend or terminate the availability for purchase of Shares at any time. Existing Shareholders seeking to purchase additional Shares are required to qualify as Eligible Investors and to complete additional Application Agreement Signature Pages prior to the additional purchase.

Except as otherwise permitted by the Board, initial and subsequent purchases of Shares will be payable in cash. Each initial or subsequent purchase of Shares will be payable in one installment that will be due prior to the proposed acceptance of the purchase. A prospective investor must submit a completed application and Application Agreement Signature Pages before the acceptance date set by the Fund. The Fund reserves the right, in its sole discretion, to reject in whole or in part, any application to purchase Shares in the Fund at any time. Although the Fund may, in its sole discretion, elect to accept a purchase order prior to receipt of cleared funds, an investor will not become a Shareholder until cleared funds have been received.

Investments in the Fund are not subject to a sales load. The Adviser or its affiliates may pay a fee out of their own resources to Intermediaries. Intermediaries may charge a fee for their services in conjunction with an investment in the Fund and/or maintenance of investor accounts. Such a fee will be in addition to any fees charged or paid by the Fund and will reduce the amount of an investor’s initial or subsequent investment in the Fund. The payment of any such fees, and their impact on a particular investor’s investment returns, would not be reflected in the returns of the Fund. Investors should direct any questions regarding such fees to the relevant Intermediary.

Intermediaries also may impose terms and conditions on investor accounts and investments in the Fund that are in addition to the terms and conditions set forth in this Prospectus. Such terms and conditions are not imposed by the Fund, the Distributor or any other service provider of the Fund. Any terms and conditions imposed by an Intermediary, or operational limitations applicable to such parties, may affect or limit a Shareholder’s ability to purchase Shares, or otherwise transact business with the Fund. Investors should direct any questions regarding terms and conditions applicable to their accounts or relevant operational limitations to the applicable Intermediary.

PLAN OF DISTRIBUTION

The Distributor, an affiliate of Salient, acts as the distributor of Shares of the Fund on a reasonable best efforts basis, subject to various conditions. The Fund’s Shares may be purchased by Eligible Investors through the Distributor and through broker-dealer Selling Agents that have entered into selling agreements with the Distributor, as well as through RIAs that have entered into an arrangement with the Distributor. Executives of Salient may have a conflict of interest in recommending Shares to Salient clients; provided, however, that such executives shall be required to provide any such prospective client with notice of their relationship with Salient or an affiliate of Salient and the Fund. Neither the Distributor nor any Intermediary is obligated to buy from the Fund any of the Shares. There is no minimum aggregate amount of Shares of the Fund required to be purchased in the offering.

The Fund’s Shares are offered and may be purchased on a monthly basis or at such other times as may be determined by the Board. The Board may discontinue the Fund’s accepting purchase orders at any time. Shares will be sold at the then-current NAV as of the date on which the purchase order is accepted. No sales load is charged by the Fund. Shares are not available in certificated form.

In consideration for Shareholder services and administrative assistance, the Fund pays the Adviser, as Servicing Agent, a quarterly Administrative Servicing Fee based on the average month-end net assets of the Fund over the course of the applicable quarter. The Administrative Servicing Fee for the Fund equals 0.25% (on an annualized basis) of the Fund’s average month-end net assets, payable quarterly in arrears.

The Servicing Agent may engage one or more Sub-Administrative Servicing Agents to provide some or all of the services. Compensation to any Sub-Administrative Servicing Agent is paid by the Adviser as Servicing Agent. The Adviser or its affiliates also may pay a fee out of their own resources to Sub-Administrative Servicing Agents. Shareholder services and administrative assistance may include, but shall not be limited to, the provision of personal, continuing services to Shareholders; establishment of Shareholder accounts; Shareholder balance maintenance activity, such as communicating periodically with Shareholders and providing information about the Fund, Shares, and repurchase offers for Shares; handling correspondence from Shareholders about their accounts; maintaining account records; receiving, aggregating and processing purchase and repurchase transactions; providing and keeping retirement plan records; acting as the sole Shareholder of record and nominee for Shareholders; providing beneficial owners with account statements; processing dividend payments; issuing reports to Shareholders and transaction confirmations; providing or procuring accounting services for the Fund and its Shareholder accounts; providing sub-accounting services for Shares held beneficially; forwarding Shareholder communications to beneficial owners; receiving, tabulating and transmitting proxies executed by beneficial owners; general account administration activities; maintaining Fund records; coordinating regulatory and other filings by the Fund; administering Shareholder application review; administering compulsory redemptions, if any; and providing such other administration services as the Fund may request from time to time.

The Adviser or its affiliates may pay from their own resources additional compensation to Intermediaries in connection with sale of Shares or servicing of Shareholders. These arrangements may result in receipt by the Intermediaries and their personnel (who themselves may receive all or a substantial part of the relevant payments) of compensation in excess of that which otherwise would have been paid in connection with their placement of shares of a different investment fund. A prospective investor with questions regarding these arrangements may obtain additional detail by contacting the Intermediary directly. Prospective investors also should be aware that these payments could create incentives on the part of an Intermediary to view the Fund more favorably relative to investment funds not making payments of this nature or making smaller such payments. Such payments may be different for different Intermediaries.

The maximum compensation payable to all member firms (in the aggregate) of the Financial Industry Regulatory Authority participating in the Fund’s distribution will be 7.25% of the Fund’s offering proceeds.

Intermediaries may in addition charge a fee for their services in conjunction with an investment in the Fund and/or maintenance of investor accounts. Such a fee will be in addition to any fees charged or paid by the Fund and will reduce the amount of an investor’s investment in the Fund. The payment of any such fees, and their impact on a particular investor’s investment returns, would not be reflected in the returns of the Fund. Investors should direct any questions regarding such fees to the relevant Intermediary.

REPORTS TO SHAREHOLDERS; FINANCIAL STATEMENTS

The Fund furnishes to Shareholders as soon as practicable after the end of each taxable year information on Form 1099 as is required by law to assist the Shareholders in preparing their tax returns. The Fund prepares, and transmits to its Shareholders, an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act. Shareholders may also be sent additional reports regarding the Fund’s operations each quarter, at the discretion of the Adviser.

OUTSTANDING SECURITIES

(1) Title of Class	(2) Amount Authorized	(3) Amount Held By Registrant or For Its Account	(4) Amount Outstanding Exclusive of Amount Shown under (3)

Common shares of beneficial interest	33,333,333	0	2,574,455

INQUIRIES

Inquiries concerning the Fund and its Shares (including procedures for purchasing Shares) should be directed to:

Salient Advisors, L.P.
4265 San Felipe, Suite 800
Houston, Texas 77027
Attention: Fund Operations
Toll-Free 1-800-725-9456

APPENDIX A

PAST PERFORMANCE

This appendix presents past performance information (“Performance”) of (i) the Salient Alternative Strategies Master Fund’s (the “Master Fund”) predecessor, a private fund that utilized a multi-manager, multi-strategy investment approach from the date of the private fund’s commencement of investment operations on January 1, 2009, and (ii) the Salient Alternative Strategies I Fund (the “SAS I Fund” or the “Fund”) thereafter. The private fund was organized and commenced operations as a Delaware limited partnership. The private fund operated as an unregistered investment vehicle from January 1, 2009 until January 31, 2010, at which time the private fund was reorganized into a newly formed master-feeder structure in which the Master Fund, together with the Fund, assumed the private fund’s portfolio, with the private fund investing substantially all of its assets in the Master Fund, and in anticipation of the Fund investing all of its investable assets in the Master Fund. Upon the registration of the Master Fund as an investment company, the Adviser’s personnel that had made investment decisions for the private fund began making investment decisions for the Master Fund. The Adviser employs an investment program for the Fund and the Master Fund that is materially equivalent to the investment program that was employed in managing the private fund. The private fund, during the period for which performance is reported, was the only non-proprietary, fully invested fund managed by the Adviser that had an investment program with substantially the same investment objectives, policies, and strategies as the Master Fund. The Adviser manages the Master Fund in a manner materially equivalent to the private fund. Accordingly, by the Fund investing substantially all of its investable assets in the Master Fund, the Fund participates in the substantially similar investment management that the Adviser renders to the Master Fund and previously rendered to the private fund.

The private fund Performance was adjusted to reflect the fees and estimated expenses of the Fund. The Performance is also compared with the performance figures for the benchmark indices appropriate to the Fund. SEE “SUMMARY OF FUND EXPENSES.”

THE PAST PERFORMANCE OF THE PRIVATE FUND IS NO GUARANTEE OF FUTURE RESULTS OF EITHER THE MASTER FUND OR THE FUND.

PERFORMANCE FIGURES PRIOR TO JANUARY 31, 2010 ARE NOT THE PERFORMANCE OF THE FUND BUT ARE THE HISTORICAL PERFORMANCE OF THE INVESTMENT PORTFOLIO OF THE PRIVATE FUND, THE ASSETS OF WHICH WERE, AS A RESULT OF THE REORGANIZATION, HELD BY THE MASTER FUND IN WHICH THE FUND INVESTS SUBSTANTIALLY ALL OF ITS INVESTABLE ASSETS. The Performance shown is not an indication of how the Master Fund or the Fund will perform in the future. The Master Fund’s and the Fund’s performance in the future may be different from that shown due to factors, including but not limited to, differences in cash flows, fees, expenses, performance calculation methods, portfolio size, number of underlying pooled investments, all of which, if applicable, could have a negative impact on the Master Fund’s and the Fund’s performance. The private fund was not subject to investment limitations and other restrictions imposed on registered investment companies by the 1940 Act which, if applicable, could have resulted in a negative impact on the private fund’s performance.

The total return figures in the charts are intended to provide investors with information about the historical experience of the Adviser in managing the private fund. Investors should not consider this performance data as an indication of future performance. The tables should be read in conjunction with the notes thereto. The performance information in the tables has not been audited and does not comply with the standards established by the CFA Institute (formerly the Association of Investment Management and Research (AIMR)).

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

THE FOLLOWING INFORMATION MUST BE READ IN CONJUNCTION WITH THE ACCOMPANYING FOOTNOTES APPEARING BELOW.

Performance of the Predecessor Private Fund

Fund & Indices	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	2009 Cumulative Performance
SAS I Fund Adjusted Return	4.05%	1.21%	0.55%	-0.13%	3.18%	1.50%	1.85%	1.18%	1.05%	0.55%	0.50%	0.59%	17.23%
HFRX Equal Weighted Strategies Index	1.37%	-.13%	-.28%	1.13%	2.28%	0.11%	1.41%	1.16%	1.62%	0.44%	0.86%	0.94%	11.44%
T Bills + 5%	0.41%	0.44%	0.45%	0.45%	0.43%	0.43%	0.44%	0.44%	0.44%	0.43%	0.43%	0.42%	5.34%
S&P 500 TR	-8.43%	-10.65%	8.76%	9.57%	5.59%	0.20%	7.56%	3.61%	3.73%	-1.86%	6.00%	1.93%	26.46%

Performance of the Fund

Fund & Indices	Jan (Predecessor Fund Performance )	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	2010 Cumulative Performance
SAS I Fund Adjusted Return	0.51%	-0.46%	1.51%	0.24%	-2.53%	-1.30%	0.27%	0.40%	0.84%	0.76%	-0.40%	1.10%	0.88%
HFRX Equal Weighted Strategies Index	0.14%	0.44%	1.42%	0.77%	-1.84%	-0.99%	1.05%	-0.12%	1.56%	1.18%	0.06%	1.55%	5.29%
T Bills + 5%	0.43%	0.42%	0.42%	0.43%	0.44%	0.43%	0.44%	0.43%	0.43%	0.44%	0.43%	0.44%	5.30%
S&P 500 TR	-3.60%	3.10%	6.03%	1.58%	-7.99%	-5.23%	7.01%	-4.51%	8.92%	3.81%	0.01%	6.68%	15.06%

Fund & Indices	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	2011 Cumulative Performance
SAS I Fund Return	0.90%	1.02%	-0.06%	1.34%	-0.46%	-1.31%	-0.24%	-2.65%	-1.73%	0.52%	-0.56%	0.40%	-2.87%
HFRX Equal Weighted Strategies Index	0.76%	0.94%	-0.23%	0.43%	-0.98%	-1.11%	-0.32%	-2.77%	-2.77%	0.88%	-0.86%	-0.23%	-6.18%
T Bills + 5%	0.42%	0.43%	0.44%	0.43%	0.43%	0.43%	0.41%	0.44%	0.42%	0.42%	0.42%	0.42%	5.25%
S&P 500 TR	2.37%	3.43%	0.04%	2.96%	-1.13%	-1.67%	-2.03%	-5.43%	-7.03%	10.93%	-0.22%	1.02%	2.11%

Fund & Indices	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	2012 Cumulative Performance
SAS I Fund Return	1.69%	1.36%	-0.01%	-0.35%	0.33%	0.29%	0.59%	0.01%	0.05%	0.02%	1.20%	1.85%	7.24%
HFRX Equal Weighted Strategies Index	1.61%	1.20%	-0.05%	-0.14%	-1.22%	-0.39%	0.45%	0.36%	0.15%	-0.77%	0.47%	0.82%	2.49%
T Bills + 5%	0.42%	0.42%	0.42%	0.42%	0.42%	0.43%	0.43%	0.43%	0.43%	0.43%	0.44%	0.44%	5.24%
S&P 500 TR	4.48%	4.32%	3.29%	-0.63%	-6.01%	4.12%	1.39%	2.25%	2.58%	-1.85%	0.58%	0.91%	15.98%

NOTES TO PERFORMANCE INFORMATION

The information above prior to January 31, 2010 is based on the Master Fund’s predecessor private fund’s investment performance. This information was prepared based on the following facts and assumptions:

1.        The private fund commenced investment on January 1, 2009. The Master Fund commenced operations on February 1, 2010. The information is based on investment returns derived from the private fund’s unaudited financial statements as prepared by the private fund’s administrator. The total return figures in the chart are intended to provide investors with information about the historical experience of the Adviser in managing the private fund. Investors should not consider this performance data as an indication of future performance. The performance information in the table has not been audited and does not comply with the standards established by the CFA Institute (formerly the Association of Investment Management and Research (AIMR)).

2.        The returns shown above prior to January 31, 2010 reflect the performance of the private fund net of fees and estimated expenses of the Fund. Investors in the Master Fund the Fund (and, indirectly, its shareholders) are subject to an annual investment management fee of 0.75%, an administration and custody fee and other expenses. Additionally, investors in the Fund are subject to a 0.25% administrative servicing fee and other fund expenses incurred at the Fund level. The performance information does not reflect the payment of any fee to a financial intermediary or any taxes payable, which, if reflected, would reduce the performance shown. The return is calculated by dividing the end-of-month account balances by the beginning-of-month account balances. Performance results are calculated on a total return basis, including all portfolio income and expenses, unrealized and realized capital gains and losses and any income, expenses and realized gains and losses. Calculations account for periodic contributions and withdrawals and are geometrically linked. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

3.        The HFRX Equal Weighted Strategies Index is an investable, asset-weighted hedge fund index, the constituents of which are structured to provide stable, low volatility performance regardless of market conditions.

T-Bills + 5% provides a return target of 5% above the risk-free rate.

The Standard and Poor’s (“S&P”) 500 Total Return Index (“S&P 500 Index”) is an unmanaged, capitalization-weighted index comprising publicly traded common stocks issued by companies in various industries. The S&P 500 Index is widely recognized as the leading broad-based measurement of changes in conditions of the U.S. equities market.

Performance and other information relating to the benchmarks shown above were obtained from sources believed to be accurate, but no warranty is made as to the accuracy or completeness thereof. The Fund, S&P and HFRX make neither guarantees regarding the accuracy of, nor recommend any investment decision based on, such information.

Table of Contents

Statement of Additional Information

STATEMENT OF ADDITIONAL INFORMATION

April 30, 2013

SALIENT ALTERNATIVE STRATEGIES I FUND

4265 San Felipe, Suite 800, Houston, Texas 77027

Registrant’s Telephone Number, including Area Code: 1-800-725-9456

This Statement of Additional Information (“SAI”) is not a prospectus. This SAI relates to and should be read in conjunction with the Prospectus of Salient Alternative Strategies I Fund (the “SAS I Fund” or the “Fund”) dated April 30, 2013 (the “Prospectus”). Capitalized terms are as defined herein or in the Prospectus. A copy of the Prospectus may be obtained by contacting the Fund at the telephone number or address set forth above.

Table of Contents

Statement of Additional Information

i

ADDITIONAL INVESTMENT POLICIES AND PRACTICES

The investment objective and principal investment strategies of the Fund are set forth in the Prospectus. Also set forth in the Prospectus are the principal risks associated with the investment strategies of Salient Alternative Strategies Master Fund, a Delaware statutory trust (the “Master Fund”).

As described in the Prospectus, the Fund seeks to achieve its objective by investing substantially all of its investable assets in the Master Fund. Certain additional investment information is set forth below. To the extent that certain defined terms are not defined herein, such terms have the same meaning as defined in Prospectus.

Applicability of Investment Company Act Limitations

For purposes of determining compliance with the Fund’s investment restrictions and certain investment limitations under the Investment Company Act of 1940, as amended (the “1940 Act”), including for example, leverage limitations, the Fund does not “look through” Investment Funds in which the Master Fund invests, except for: (i) to any extent such an investment may be allowed, Investment Funds managed or distributed by the Fund’s Adviser or Distributor, respectively, or their affiliates; and (ii) the Subsidiary, as defined below, and any other subsidiary vehicles established to pursue the Fund’s investment program. Investment Funds are not subject to the Fund’s investment restrictions and, unless registered under the 1940 Act, are generally not subject to any investment limitations under the 1940 Act or the Code. If, in the future, the Fund obtains exemptive relief to permit the Fund or the Adviser to enter into advisory arrangements with sub-advisers without first obtaining the approval of Shareholders, the Fund and the Master Fund generally will “look through” to the underlying investments of accounts or vehicles established to facilitate the management of the Master Fund’s assets by such sub-advisers. The Master Fund may make certain of its investments by investing in Salient Alternative Strategies Offshore Fund Ltd., a wholly-owned and controlled subsidiary of the Master Fund, organized under the laws of the Cayman Islands (the “Subsidiary”).

The 1940 Act precludes a fund from borrowing if, as a result of such borrowing, the total amount of all money borrowed by a fund exceeds 33 1/3% of the value of its total assets (that is, total assets including borrowings, less liabilities exclusive of borrowings) at the time of such borrowings. This means that the 1940 Act requires a fund to maintain continuous asset coverage of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time, and could cause the Fund to be unable to meet certain requirements for qualification as a regulated investment company under the Code.

The Master Fund intends to obtain exposure to commodities by investing up to 25% of its total assets at the time of investment in the Subsidiary. Generally, the Subsidiary will invest primarily in commodity futures and swaps on commodities and commodity futures, and in financial futures, option and swap contracts, fixed income securities, pooled investment vehicles, including those that are not registered pursuant to the 1940 Act, and other investments intended to serve as margin or collateral for the Subsidiary’s derivative positions. The Master Fund will invest in the Subsidiary in order to gain exposure to such markets and investments within the limitations of the federal tax laws, rules and regulations that apply to registered investment companies. Unlike the Master Fund, the Subsidiary may invest without limitation in commodity-linked derivatives, however, the Subsidiary will comply with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Master Fund’s transactions in derivatives. In addition, to the extent applicable to the investment activities of the Subsidiary, the Subsidiary will be subject to the same fundamental investment restrictions and will follow the same compliance policies and procedures as the Master Fund. The Master Fund is the sole shareholder of the Subsidiary and will not offer or sell shares of the Subsidiary to other investors.

As registered investment companies, the Fund and the Master Fund are subject to the federal securities laws, including the 1940 Act, the rules thereunder, and various SEC and SEC staff interpretive positions. In accordance with these laws, rules and positions, the Master Fund must “set aside” (often referred to as “asset segregation” or “earmarking”) liquid assets, or engage in other SEC or staff-approved measures, to “cover” open positions with respect to certain kinds of derivatives instruments. In the case of forwards contracts that are not

1

contractually required to cash settle, for example, the Master Fund must set aside liquid assets equal to such contracts’ full notional value while the positions are open. With respect to forward contracts that are contractually required to cash settle, however, the Master Fund is permitted to set aside liquid assets in an amount equal to its daily marked-to-market net obligations (i.e., the Master Fund’s daily net liability) under the contracts, if any, rather than such contracts’ full notional value. The Master Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation.

The Master Fund and/or Subsidiary may use money market instruments, as well as other liquid assets, to cover its obligations as required by the 1940 Act, the rules thereunder, and applicable SEC and SEC staff positions. As a result of their segregation, the short-term debt securities (or any other liquid asset segregated) may not be used for other operational purposes. The Adviser will monitor the Master Fund’s and Subsidiary’s use of derivatives and will take action as necessary for the purpose of complying with the asset segregation policy stated above. Such actions may include the sale of investments.

Derivatives Transactions

The Fund’s, the Master Fund’s (and the Subsidiary’s) or the Investment Funds’ use of derivatives that are subject to regulation by the Commodity Futures Trading Commission (the “CFTC”) and National Futures Association (“NFA”) could cause the Fund to be deemed a commodity pool, which would require the Fund and the Master Fund to comply with certain rules which could result in the Fund being subject to additional costs and constraints. The Adviser is registered with the CFTC as a commodity pool operator and commodities trading advisor and is a member of the NFA. Although, as a general matter, in the past, the Fund and the Master Fund has conducted operations in compliance with CFTC Rule 4.5 to avoid regulation by the CFTC as a commodity pool, the CFTC in early 2012 amended Rule 4.5 and the Fund may need to conduct its operations in the future in conformity with CFTC positions as applied to investment companies operated as commodity pools. Certain aspects of the amended rule are yet to be determined, and such determination may dictate the appropriate course of action for the Funds with respect to their CFTC compliance obligations. Such regulatory aspects, when determined, may increase costs for the Funds.

On November 30, 2012 the CFTC issued relief for fund of fund operators who may otherwise be required to register with the CFTC as commodity pool operators by December 31, 2012 but do not have access to information from the investment funds in which they are invested in order to determine whether registration is required. This relief delays the registration date for such operators until the later of June 30, 2013 or six months from the date the CFTC issues revised guidance on the application of certain thresholds with respect to investments in commodities held by funds of funds. As of December 31, 2012, the Master Fund has filed as required with the CFTC in order to claim this no-action relief, which is effective upon receipt of the filing.

FUNDAMENTAL POLICIES

The Fund’s fundamental policies listed below may not be changed without an affirmative vote of a majority of the Fund’s voting securities, which means the lesser of: (i) 67% of the Shares present at a meeting at which holders of more than 50% of the Shares are present in person or by proxy; or (ii) more than 50% of the Shares. The Master Fund has adopted the same fundamental policies as the Fund; such policies cannot be changed without the approval of a majority (as such majority vote is defined in the preceding sentence) of the outstanding voting securities of the Master Fund. No other policy, including the Fund’s or the Master Fund’s investment objective, is a fundamental policy. Within the limits of the Fund’s and Master Fund’s fundamental policies, the Fund’s and the Master Fund’s management has reserved freedom of action. To the extent permitted by the 1940 Act, the rules and regulations thereunder, or interpretations, orders, or other guidance provided by the SEC or its staff, each of the Fund and the Master Fund may:

1)

Borrow money or issue any senior security, to the extent permitted under the 1940 Act, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

2

2)

Not invest 25% or more of the value of its total assets in the securities of issuers in any single industry or group of industries, except that securities issued by the U.S. Government, its agencies or instrumentalities and repurchase agreements collateralized by securities issued by the U.S. Government, its agencies or instrumentalities may be purchased without limitation, and the Fund may invest substantially all of its investable assets in one or more registered investment companies. For purposes of this investment restriction, Investment Funds are not considered part of any industry or group of industries. Each of the Fund and the Master Fund may invest in Investment Funds that may concentrate their assets in one or more industries. The Fund may not invest 25% or more of the value of its total assets in Investment Funds that focus on investing in any single industry or group of related industries.

3)

Not act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

4)

Not purchase or sell real estate except insofar as such transaction is made through a vehicle whereby the risk of loss is not greater than the investment therein, although it may purchase and sell securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein.

5)	Make loans only as permitted under the 1940 Act, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

6)

Not make a direct purchase or sale of physical commodities and commodity contracts, except: (a) insofar as such transaction is made through a vehicle whereby the risk of loss is not greater than the investment therein; and (b) it may: (i) enter into futures contracts and options thereon in accordance with applicable law; and (ii) purchase or sell physical commodities if acquired as a result of ownership of securities or other instruments. The Fund will not consider stock index, currency and other financial futures contracts, swaps, or hybrid instruments to be commodities for purposes of this investment policy.

As an additional policy, the Fund and/or Master Fund may pursue the investment program through one or more subsidiary vehicles. The establishment of such vehicles and the Fund’s and/or Master Fund’s utilization thereof is wholly within the discretion of the Board. Any such subsidiary, including the Subsidiary, will be subject to the same fundamental policies, to the extent applicable, and will follow the same compliance policies and procedures as the Master Fund.

With respect to these policies and other policies and investment restrictions described in the Prospectus and this SAI (except the Fund’s and the Master Fund’s fundamental policies on borrowings and the issuance of senior securities), if a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of the Fund’s or the Master Fund’s total assets, unless otherwise stated, will not constitute a violation of such policy or restriction. The Fund’s and the Master Fund’s investment policies and restrictions do not apply to the activities and transactions of Investment Funds in which assets of the Master Fund are invested, but will apply to investments made by the Fund or the Master Fund directly (or any account consisting solely of the Fund’s or the Master Fund’s assets). The Investment Funds may have different or contrary investment policies.

BOARD OF TRUSTEES, OFFICERS AND PORTFOLIO MANAGEMENT

The Fund’s operations are managed under the direction and oversight of the Fund’s Board. Each Trustee serves for an indefinite term or until he or she reaches mandatory retirement, if any, as established by the Board. The Board appoints officers of the Fund who are responsible for the Fund’s day-to-day business decisions based on policies set by the Board. The officers serve at the pleasure of the Board.

3

The Trustees and officers of the Fund also may be directors or officers of some or all of the other registered investment companies managed by the Adviser or its affiliates. The table below shows, for each Trustee and executive officer, his full name, address and age, the position held with the Fund, the length of time served in that position, his principal occupation during the last five years, the number of portfolios in the Fund Complex overseen by the Trustee, and other directorships held by such Trustee during the last five years. The information in the table is current as of December 31, 2012. Unless otherwise noted, each Trustee or officer has served in his current principal occupation or (for Trustees) other directorships for the last five years. The address of each Trustee and officer is c/o Salient Alternative Strategies I Fund, 4265 San Felipe, Suite 800, Houston, Texas 77027.

Interested Trustees

Name and Age	Position(s) with Funds (Since)	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships During the Past 5 Years
John A. Blaisdell(1) Age:53	Trustee (since 2010), Principal Executive Officer (Since 2011)	Member, Investment Committee of the Adviser, since 2002; Managing Director of Salient, since 2002.	9

The Endowment Funds (investment companies) (five funds) since 2004; Salient MLP & Energy Infrastructure Fund (investment company) since 2011; Salient Midstream & MLP Fund (investment company) since 2012; Salient MF Trust (investment company) (five funds) since 2012.

Jeremy L. Radcliffe Age: 38(1)	Trustee, Secretary (Since 2010)	Member, Investment Committee of the Adviser, since 2002; Managing Director of Salient, since 2002.	7	Salient MF Trust (investment company) (five funds) since 2012.
(1)	This person’s status as an “interested” Trustee arises from his affiliation with the Adviser.

4

Independent Trustees

Name and Age	Position(s) with Funds	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships During the Past 5 Years
Karin B. Bonding, CFA Age: 73	Trustee (Since 2010)	Lecturer, University of Virginia, since 1996; President of Capital Markets Institute, Inc. (fee-only financial planner and investment advisor) since 1996.	9

The Endowment Funds (investment companies) (five funds) since 2010; Salient MLP & Energy Infrastructure Fund (investment company) since 2011; Salient Midstream & MLP Fund (investment company) since 2012; Salient MF Trust (investment company) (five funds) since 2012; Brandes Investment Trust (investment companies) (four funds), 2006-2012; Credit Suisse Alternative Capital Funds (investment companies) (six funds), 2005-2010.

Jonathan P. Carroll Age: 51	Trustee (Since 2010)	President of Lazarus Financial LLC (holding company) since 2006; private investor for the past six years.	9

The Endowment Funds (investment companies) (five funds) since 2004; Salient MLP & Energy Infrastructure Fund (investment company) since 2011; Salient Midstream & MLP Fund (investment company) since 2012; Salient MF Trust (investment company) (five funds) since 2012.

Dr. Bernard A. Harris Age: 56	Trustee (Since 2010)	Chief Executive Officer and Managing Partner, Vesalius Ventures, Inc. (venture investing), since 2002; President of The Space Agency (marketing) since 1999; President of The Harris Foundation (non-profit), since 1998; clinical scientist, flight surgeon and astronaut for NASA, 1986 to 1996.	9

The Endowment Funds (investment companies) (five funds); since 2009; Salient MLP & Energy Infrastructure Fund (investment company) since 2011; Salient Midstream & MLP Fund (investment company) since 2012; Salient MF Trust (investment company) (five funds) since 2012; AG Technologies, since 2009; ZOO SCORE “Counselors to America’s Small Business”, since 2009; Greater Houston Community Foundation, 2004-2009; Monebo Technologies Inc., since

5

Name and Age	Position(s) with Funds	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships During the Past 5 Years

2009; The National Math and Science Initiative, and Space Agency, since 2008; Communities in Schools, since 2007; American Telemedicine Association, since 2007; Sterling Bancshares, Inc., since 2007; RMD Networks, Inc., since 2006; BioHouston, since 2006; U.S. Physical Therapy, Inc., since 2005; Houston Technology Center, since 2004; Houston Angel Network, since 2004; The Harris Foundation, Inc., since 1998.

Richard C. Johnson Age: 75	Trustee (Since 2010)	Former Senior Partner (retired), Baker Botts LLP (law firm); Managing Partner, Baker Botts, 1998 to 2002; practiced law at Baker Botts, 1966 to 2002 (1972 to 2002 as a partner).	9

The Endowment Funds (investment companies) (five funds) since 2004; Salient MLP & Energy Infrastructure Fund (investment company) since 2011; Salient Midstream & MLP Fund (investment company) since 2012; Salient MF Trust (investment company) (five funds) since 2012.

6

Name and Age	Position(s) with Funds	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships During the Past 5 Years
G. Edward Powell Age: 76	Trustee (Since 2010)	Principal of Mills & Stowell (private equity) since 2002; Principal, Innovation Growth Partners (consulting), since 2002; Consultant to emerging and middle market businesses, 1994 to 2002; Managing Partner, PriceWaterhouse & Co. (Houston office, 1982 to 1994).	9

The Endowment Funds (investment companies) (five funds) since 2004; Salient MLP & Energy Infrastructure Fund (investment company) since 2011; Salient Midstream & MLP Fund (investment company) since 2012; Salient MF Trust (investment company) (five funds) since 2012; Therapy Track, LLC, since 2009; Global Water Technologies, Inc.; Datavox Holdings, Inc.; Energy Services International, Inc., since 2004.

Scott E. Schwinger Age: 48	Trustee (Since 2010)	President, The McNair Group (management), since 2006; Senior Vice President and Chief Financial Officer, the Houston Texans (professional football team) (1999).	9

The Endowment Funds (investment companies) (five funds) since 2004; Salient MLP & Energy Infrastructure Fund (investment company) since 2011; Salient Midstream & MLP Fund (investment company) since 2012; Salient MF Trust (investment company) (five funds) since 2012; The Make-A-Wish Foundation, since 2008; YES Prep Public Schools, since 2001.

7

Officers of the Funds Who Are Not Trustees

Name and Age	Position(s) Held with Funds (Since)	Principal Occupation(s) During the Past 5 Years
Paul A Bachtold Age: 39	Chief Compliance Officer (Since 2010)	Chief Compliance Officer, Salient (since 2010); Consultant, Chicago Investment Group (compliance consulting), 2009-2010; US Compliance Manager, Barclays Global Investors, 2005-2008.
John E. Price Age: 46	Treasurer; Principal Financial Officer (Since 2010)	Managing Director and Chief Financial Officer, the Adviser, since 2003; Partner, Managing Director and Chief Financial Officer, Salient, since 2003.

Leadership Structure and Board of Trustees

The Board monitors the level and quality of services, including commitments of service providers and the performance of the Adviser. In addition, the Board oversees that processes are in place to assure the Fund’s compliance with applicable rules, regulations, and investment policies and addresses possible conflicts of interest. The Board evaluates the services received under the contracts with service providers by, among other things, receiving reports covering investment performance, shareholder services, marketing, and the Adviser’s profitability in order to determine whether to continue existing contracts or negotiate new contracts.

Mr. Blaisdell, the Chairman of the Board, is an “interested person” (as defined in the 1940 Act) of the Fund. Mr. Powell serves as the Board’s Lead Independent Trustee. As Chairman, Mr. Blaisdell presides at meetings of the Trustees and, as necessary, the Fund’s shareholders. Based on the specific characteristics of the Fund, including its size and focus on alternative investments, the Board has determined it appropriate that Mr. Blaisdell fulfill the role of Chairman. Prior to each Board meeting, Mr. Blaisdell discusses and formulates with Mr. Powell, the Lead Independent Trustee, an agenda to be addressed at the meeting, as well as conferring with other representatives of management and with counsel to the Independent Trustees.

As a registered investment company, the Fund is subject to a number of investment risks (described in this registration statement), as well as financial and compliance risks. These risks are mitigated by written policies approved and overseen by the Board. The Adviser conducts the Fund’s operations and the Board administers an oversight function. The Board oversees the Adviser’s operations and the Fund’s risk management with the assistance of the Board’s Audit, Compliance and Valuation Committees. Each of these Committees is discussed below under “Committees.” At each Board meeting, the Board considers reports regarding the Fund’s operations and oversight thereof, including oversight of risks, as well as reports from the CCO, who also routinely meets privately with the Independent Trustees. Board Committees receive reports, and meetings may entail further discussion of issues concerning oversight of the Fund’s risk management. The Board also may discuss particular risks that are not addressed in the Committee process. Committee Chairs may confer with the Chairman of the Board to discuss various issues discussed in the Committee that may require further discussion by the full Board or separate reports by the Adviser. In addition, the Chairman of the Board confers with the CCO, the Trustees, the Adviser and counsel, including counsel to the Independent Trustees, to discuss risk management issues.

Trustee Qualifications

This section discusses, for each Trustee, the experience, qualifications, attributes or skills that led to the conclusion that the person should serve as a Trustee. The information in this section should not be understood to mean that any of the Trustees is an “expert” within the meaning of the federal securities laws or for any other purpose under state or federal law.

John A. Blaisdell — Through his experience as a senior executive of financial organizations, Mr. Blaisdell contributes his experience in the investment management industry to the Board. The Board also benefits from his experience as a member of the board of other funds.

8

Karin B. Bonding, CFA — Through her role as a teacher and her insights on financial markets, Ms. Bonding contributes her experience in marketing to the Board. The Board also benefits from her experience as a member of the board of other funds.

Jonathan P. Carroll — Through his experience as the executive of business enterprises, Mr. Carroll contributes experience in overseeing financial and investment organizations to the Board. The Board also benefits from his experience as a member of the board of other funds.

Dr. Bernard A. Harris — Through his experience as a senior officer of and board member of financial and other organizations, Dr. Harris contributes his management and oversight experience to the Board. The Board also benefits from his experience as a member of the board of other funds and operating companies.

Richard C. Johnson — Through his experience as an attorney, Mr. Johnson contributes his insight and management experience to the Board. The Board also benefits from his experience as a member of the board of other funds.

G. Edward Powell — Through his experience as a senior executive and accountant, Mr. Powell contributes his accounting and management experience to the Board. The Board also benefits from his experience as a member of the board of other funds and operating companies.

Jeremy L. Radcliffe — Through his experience as a senior executive of financial organizations, Mr. Radcliffe contributes his experience in the investment industry to the Board.

Scott E. Schwinger — Through his experience as a senior executive and financial officer of financial and business enterprises, Mr. Schwinger contributes his financial and management experience to the Board. The Board also benefits from his experience as a member of the board of other funds and operating companies.

Committees

Audit Committee

The Board has formed an Audit Committee that is responsible for meeting with the Fund’s independent registered public accounting firm, the Administrator, and the Fund’s officers to review financial statements, accounting reports, and accounting issues. The Audit Committee reports significant issues to the Board and makes recommendations regarding the selection, retention, or termination of the Fund’s independent registered public accounting firm, evaluates its independence, reviews its fees, and pre-approves any non-audit services rendered to the Fund or the Adviser. Messrs. Carroll, Harris, Powell and Schwinger, each an Independent Trustee, constitute the Audit Committee. During the year ended December 31, 2012, the Audit Committee met four times.

Nominating Committee

The Board has formed a Nominating Committee that recommends nominations for Independent Trustee membership on the Board. It evaluates candidates’ qualifications for Board membership and, with respect to nominees for positions as Independent Trustee, as well as their independence from the Adviser and other principal service providers. The Committee meets as necessary to identify and evaluate nominees for Trustee and to make its recommendations to the Board. The Nominating Committee is composed of all the Independent Trustees.

While the Nominating Committee is solely responsible for the selection and nomination of potential Independent Trustee candidates to serve on the Board, the Nominating Committee may consider and evaluate nominations properly submitted by Shareholders of the Fund. Nominations proposed by Shareholders will be properly submitted for consideration by the Committee only if a Shareholder submits a nomination in accordance with the procedures set forth in the charter of the Nominating Committee. It is in the Nominating Committee’s sole discretion whether to seek corrections of a deficient submission or to exclude a nominee from consideration. During the year ended December 31, 2012, the Nominating Committee did not meet.

9

Compliance Committee

The Board has formed a Compliance Committee that is responsible for meeting with the Fund’s CCO to review matters relating to compliance with the federal securities laws. The Committee meets at least annually with the CCO without the presence of management to discuss issues arising, among other things, under the Fund’s compliance program and operations. Messrs. Carroll, Johnson and Powell, each an Independent Trustee, constitute the Compliance Committee. During the year ended December 31, 2012, the Compliance Committee met two times and monthly informally with the CCO.

Valuation Committee

The Board has formed a Valuation Committee that is responsible for overseeing the Fund’s valuation policy, making recommendations to the Board on valuation-related matters, and overseeing implementation by the Adviser’s Valuation Committee (as defined below) of the Fund’s valuation policy and procedures. Ms. Bonding and Messrs. Harris, Johnson and Schwinger constitute the Board Valuation Committee. During the year ended December 31, 2012, the Board Valuation Committee met four times.

In addition, the Board has authorized the establishment of the Adviser’s Valuation Committee consisting of Messrs. Blaisdell, Partridge, and Radcliffe, and additional officers of the Fund and representatives of the Adviser to serve as the Fund’s Adviser’s Valuation Committee. The Adviser’s Valuation Committee is not a Board committee. The Adviser’s Valuation Committee’s function, subject to the oversight of the Board Valuation Committee and the Board, is generally to review the Investment Fund’s valuation methodologies, valuation determinations, and any information provided to the Adviser’s Valuation Committee by the Adviser or the Administrator. The Adviser’s Valuation Committee has been assigned to act in accordance with the Fund’s valuation procedures as approved by the Board and to report to the Board and the Board Valuation Committee. Changes in its membership are subject to Board notification. The Board Valuation Committee members are encouraged to attend Adviser Valuation Committee meetings and the Board Valuation Committee reviews matters arising from the Adviser’s Valuation Committee’s considerations. During the year ended December 31, 2012, the Adviser’s Valuation Committee met twelve times.

Other Committee Information

In addition, the Adviser has established an Investment Committee, as discussed in the Prospectus, which is not a Board committee but to which the Board has authorized the Adviser to delegate certain activities. The Investment Committee considers investment management policies and strategies, investment performance, risk management techniques, and securities trading practices and reports areas of concern to the Board.

Each of the above committees will hold meetings in the current fiscal year. All actions taken by a committee of the Board are recorded and reported to the full Board at its next meeting following such actions.

10

Trustees’ Holdings

The dollar range of equity securities of the Fund owned by each Trustee is set forth below (1)

Name of Trustee	Dollar Range of Equity Securities in the Fund as of December 31, 2012(1)(2)	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in the Fund Complex as of December 31, 2012(1)(2)
Independent Trustees
Karin B. Bonding	None	None
Jonathan P. Carroll	None	None
Dr. Bernard A. Harris	None	None
Richard C. Johnson	None	None
G. Edward Powell	None	None
Scott E. Schwinger	None	None
Trustees who are “Interested Persons” (2)(3)
John A. Blaisdell	Over $100,000	Over $100,000
Jeremy L. Radcliffe	Over $100,000	Over $100,000

(1)	The dollar ranges of equity securities reflected in the table above are as follows: None; $1 to $10,000; $10,001 to $50,000; $50,001 to $100,000; or over $100,000.

(2)	Includes the portion of investments made by the Salient Group beneficially owned and personal investments.

(3)	Includes indirect beneficial ownership in the Master Fund through other feeder funds that invest in the Master Fund.

The total of equity securities of the Fund and the Master Fund held directly and indirectly by all Trustees, Officers and members of any advisory board is approximately $4.3 million as of December 31, 2012.

Independent Trustee Ownership of Securities

As of February 25, 2013, the Independent Trustees (and their respective immediate family members) did not beneficially own securities of the Adviser or Distributor, or an entity controlling, controlled by or under common control with the Adviser or Distributor (not including registered investment companies).

As a group, the Trustees and Officers own between 4% and 5% of the outstanding Shares of the Master Fund or of the Fund.

Compensation for Trustees

The Independent Trustees are paid annual compensation for service on the Board and its Committees in an annual amount of $20,000 each. Such compensation encompasses attendance and participation at Board and Committee meetings, including telephonic meetings, if any. There are currently six Independent Trustees. In the interest of recruiting and retaining Independent Trustees of high quality, the Board intends to periodically review such compensation and may modify it as the Board deems appropriate. In addition, the Funds reimburse each Independent Trustee for travel and other expenses incurred in connection with attendance at such meetings. Other Officers (apart from the CCO) and Trustees of the Fund who are “interested persons” by virtue of their affiliation with Salient receive no compensation in such role.

The following table sets forth compensation paid to the Independent Trustees and officers during the Fund’s last fiscal year. The Fund has no retirement or pension plans.

11

Name of Trustee or Officer	Aggregate Compensation from the Fund	Total Compensation from the Fund and Fund Complex
Karen B. Bonding	$20,000	$27,500
Jonathan P. Carroll	$20,000	$27,500
Richard C. Johnson	$20,000	$27,500
Dr. Bernard A. Harris, Jr.	$20,000	$27,500
G. Edward Powell	$20,000	$27,500
Scott E. Schwinger	$20,000	$27,500

Other Accounts Managed by the Investment Committee Members

Certain Investment Committee Members, who are primarily responsible for the management of the Fund and the Master Fund, also manage other registered investment companies, other pooled investment vehicles and other accounts, as indicated below. The following tables identify, as of December 31, 2012: (i) the number of registered investment companies, other pooled investment vehicles and other accounts managed by the Investment Committee Members and the total assets of such companies, vehicles and accounts; and (ii) the number and total assets of such companies, vehicles and accounts with respect to which the advisory fee is based on performance.

Investment Committee Member	Registered Investment Companies Managed by Investment Committee Member		Pooled Investment Vehicles Managed by Investment Committee Member		Other Accounts Managed by Investment Committee Member
	Number	Total Assets	Number	Total Assets	Number	Total Assets
John A. Blaisdell	12	$3.78 billion	21	$1.18 billion	> 1,420	$9.96 billion (1)
Lee G. Partridge	9	$3.28 billion	14	$588 million	> 1,420	$9.62 billion (1)
Jeremy L. Radcliffe	4	$203.8 million	13	$930.5million	1	$8.71 billion (1)

(1)

Messrs. Blaisdell, Partridge and Radcliffe serve as principal executive officers of Salient Partners, which owns Salient Trust Co., LTA, a trust company chartered under the laws of the State of Texas. In such capacities, Messrs. Blaisdell, Partridge and Radcliffe have investment responsibilities for the clients of such entities. However, the number of accounts and asset figures cited in the table relate to the accounts and assets over which Messrs. Blaisdell, Partridge and Radcliffe have discretion in their capacities as principal executive officers of such entities.

Investment Committee Member	Registered Investment Companies Managed by Investment Committee Member		Pooled Investment Vehicles Managed by Investment Committee Member		Other Accounts Managed by Investment Committee Member
	Number with Performance- Based Fees	Total Assets with Performance Based Fees	Number with Performance- Based Fees	Total Assets with Performance Based Fees	Number with Performance Based Fees	Total Assets with Performance Based Fees
John A. Blaisdell	0	0	5	$439.6 million	3	$8.77 billion
Lee G. Partridge	0	0	1	$15 million	1	$8.71 billion
Jeremy L. Radcliffe	0	0	2	$188.6 million	1	$8.71 billion

Conflicts of Interest of the Adviser

From time to time, potential conflicts of interest may arise between an Investment Committee Member’s management of the investments of the Fund, on the one hand, and the management of other registered investment

12

companies, pooled investment vehicles and other accounts (collectively, “other accounts”), on the other. Other accounts might have similar investment objectives or strategies as the Fund, track the same index that the Fund track or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. Other accounts might also have different investment objectives or strategies than the Fund.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the Investment Committee Member’s day-to-day management of the Fund. Because of their positions with the Fund, the Investment Committee Members know the size, timing and possible market impact of the Fund’s trades. It is theoretically possible that the Investment Committee Members could use this information to the advantage of other accounts they manage and to the possible detriment of the Fund.

Investment Opportunities. A potential conflict of interest may arise as a result of the Investment Committee Member’s management of a number of accounts. Often, an investment opportunity may be suitable for both the Fund and other accounts managed by the Investment Committee Member, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Fund and other accounts. The Adviser has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time. However, there is a risk that a conflict of interest may occur when allocating investment opportunities and that the conflict may not be resolved in favor of the Fund. See “CONFLICTS OF INTEREST” in the Prospectus.

Performance Fees. An Investment Committee Member may advise certain accounts with respect to which advisory fees are based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the Investment Committee Member in that the Member may have an incentive to allocate the investment opportunities that he believes might be the most profitable to such other accounts instead of allocating them to the Fund.

Compensation to Investment Committee Members

Messrs. Blaisdell, Partridge and Radcliffe indirectly own equity interests in the Adviser. As it relates to the Fund and the Fund Complex, Messrs. Blaisdell, Partridge and Radcliffe receive all of their compensation based on the size of the Fund within the Fund Complex and the management and advisory fees charged thereon. Accordingly, they believe that a significant driver of their compensation is the performance of the Fund and the Fund Complex, which has a significant bearing on the ability to raise additional assets. Messrs. Blaisdell, Partridge and Radcliffe also own, indirectly, equity in the general partner of and adviser to other fund complexes and separately managed accounts, including complexes and accounts with incentive allocation provisions. As a result, these individuals are compensated based on the size of the fund for the Fund Complex and for the other fund complexes and separately managed accounts including those with incentive allocations, compensation is also based directly on performance. Mr. Partridge is also entitled to conditional compensation based on the size of the assets under management for certain funds and separately managed accounts. In addition, Messrs. Blaisdell, Partridge and Radcliffe are partners and principal executive officers of Salient and related affiliates and subsidiaries (collectively, the “Salient Group”), which pays them a base salary and is obligated to make certain distributions to them, as well as the other partners, on an annual basis. These individuals, among others, are responsible for the investment processes and management of the Salient Group. Messrs. Blaisdell, Partridge and Radcliffe believe that to the extent that they are successful in their investment endeavors, the greater the amount of assets over time and the more significant their compensation will be from the Salient Group.

Securities Ownership of Investment Committee Members

The table below shows the dollar range of the Shares of the Fund beneficially owned as of December 31, 2012 by each Investment Committee Member.

Investment Committee Member	SAS I Fund(1)	Master Fund(1)
John A. Blaisdell	$10,001 to $50,000 (2)	$250,001 to $500,000
Lee G. Partridge	$1 to $10,000 (2)	$250,001 to $500,000
Jeremy L. Radcliffe	$1 to $10,000 (2)	Over $1,000,000
(1)	Includes the portion of investments made by the Salient Group beneficially owned and personal investments.

(2)	Includes indirect beneficial ownership through an unregistered feeder fund that invests in the Master Fund.

13

Other Accounts Managed by the Portfolio Manager

The following tables identify, as of December 31, 2012: (i) the number of registered investment companies, other pooled investment vehicles and other accounts managed by the Portfolio Manager and the total assets of such companies, vehicles and accounts; and (ii) the number and total assets of such companies, vehicles and accounts with respect to which the advisory fee is based on performance.

Portfolio Manager	Registered Investment Companies Managed by Portfolio Manager		Pooled Investment Vehicles Managed by Portfolio Manager		Other Accounts Managed by Portfolio Manager
	Number	Total Assets	Number	Total Assets	Number	Total Assets
William K. Enszer	3	$92 million	0	N/A	0	N/A

Portfolio Manager	Registered Investment Companies Managed by Portfolio Manager		Pooled Investment Vehicles Managed by Portfolio Manager		Other Accounts Managed by Portfolio Manager
	Number with Performance- Based Fees	Total Assets with Performance Based Fees	Number with Performance- Based Fees	Total Assets with Performance Based Fees	Number with Performance Based Fees	Total Assets with Performance Based Fees
William K. Enszer	0	N/A	0	N/A	0	N/A

Portfolio Manager Compensation

Mr. William K. Enszer has significant day-to-day duties in the management of the portfolio of the Master Fund, including providing analysis and recommendations on asset allocation and Investment Fund selection to the Investment Committee.

Securities Ownership of Portfolio Manager

As of December 31, 2012, Mr. Enszer did not own any Shares of the Funds.

INVESTMENT MANAGEMENT AGREEMENTS

Under separate Investment Management Agreements, subject to the general supervision of the Board and in accordance with the investment objective, policies, and restrictions of the Fund and the Master Fund, the Adviser provides the Fund and the Master Fund with ongoing investment guidance, policy direction and monitoring of the Fund and the Master Fund. The Adviser manages the assets of the Subsidiary pursuant to the Master Fund’s investment management agreement, and the Board, including the Independent Trustees thereof, review such agreement annually as required by the 1940 Act.

14

The Investment Management Agreement provides that the Adviser (or its delegate) will, subject to the Board’s oversight, provide investment advice consistent with the Fund’s investment objective and policies; buy, retain and sell the Fund’s portfolio investments; select brokers or dealers to execute transactions; prepare and make available to the Fund all necessary research and statistical data; maintain or cause to be maintained all required books, records, and reports, and other information not maintained or furnished by another service provider of the Fund; and all other services required in connection with management of the Fund. The Adviser may, subject to Board approval and oversight, enter into a sub-advisory agreement (a “Sub-Advisory Agreement”), pursuant to which a sub-adviser (“Sub-Adviser”) would provide day-to-day investment management services with respect to such portions of the Fund’s assets as the Adviser in its discretion may determine from time to time. Provided that the Fund obtains the appropriate exemptive relief from the SEC, the Fund, the Master Fund or the Adviser may enter into such sub-advisory arrangements with Sub-Advisers without first obtaining the approval of Shareholders.

Each Investment Management Agreement became effective as of February 1, 2010 with respect to the Fund and the Master Fund. After an initial two-year term, each Investment Management Agreement continues in effect from year to year thereafter, but only so long as the continuance of such agreement is specifically approved at least annually by the affirmative vote of: (i) a majority of the Trustees who are not parties to the Investment Management Agreement or interested persons of any party to the Investment Management Agreement, or of any entity regularly furnishing investment advisory services with respect to the Fund or the Master Fund pursuant to an agreement with any party to the Investment Management Agreement, cast in person at a meeting called for the purpose of voting on such approval; and (ii) a majority of the holders of a majority of the outstanding voting securities of the Fund.

A discussion of the factors considered by the Trustees when last approving the Investment Management Agreements will be contained in the semi-annual shareholder reports of the Fund and the Master Fund covering the period ending June 30, 2013.

Each Investment Management Agreement is terminable at any time without penalty upon 60 days’ written notice by the Board, by vote of holders of a majority of the outstanding voting securities of the Fund, or by the Adviser. The Investment Management Agreement will terminate automatically with respect to the Fund in the event of its assignment, as defined in the 1940 Act, provided that an assignment to a corporate successor to all or substantially all of the Adviser’s business or to a wholly owned subsidiary of such corporate successor which does not result in a change of actual control or management of the Adviser’s business will not be deemed to be an assignment for the purposes of the Investment Management Agreement. A Sub-Advisory Agreement would terminate upon the termination of the Investment Management Agreement.

Certain affiliates of the Adviser or a Sub-Adviser may provide services to the Investment Funds in compliance with applicable law. SEE “CONFLICTS OF INTEREST” in the Prospectus.

The Investment Management Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the Fund, the Adviser and any partner, director, officer or employee of the Adviser, or any of their affiliates, executors, heirs, assigns, successors or other legal representatives, will not be liable to the Fund for any error of judgment, for any mistake of law or for any act or omission by the person in connection with the performance of services to the Fund. The Investment Management Agreement also provides for indemnification by the Fund, to the fullest extent permitted by law, of the Adviser, or any partner, director, officer or employee of the Adviser, and any of their affiliates, executors, heirs, assigns, successors or other legal representatives, against any liability or expense to which the person may be liable that arises in connection with the performance of services to the Fund, so long as the liability or expense is not incurred by reason of the person’s willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the Fund.

In 2010, 2011 and 2012, the Master Fund paid $649,149, $993,998 and $897,968, respectively, in investment management fees to the Adviser. In 2010, 2011 and 2012, the Fund indirectly paid (through its ownership in the Master Fund) $137,391, $445,801 and $394,337, respectively, in investment management fees to the Adviser.

15

ADMINISTRATION

Administration Fee. Citi Fund Services Ohio, Inc. serves as the Independent Administrator of the Fund and the Master Fund and has the responsibility for providing administrative services, and for assisting the Fund and the Master Fund with their operational needs, pursuant to the Administration Agreement. In consideration for administrative, accounting, and recordkeeping services, the Fund pays the Independent Administrator a monthly fee (“Administration Fee”) based on the month-end aggregate net asset value of the Master Fund and its feeder fund (the “Funds”) (net of any Fund’s net asset value invested in another Fund) (the “Funds’ NAV”). The Fund pays its pro rata share of total Administration Fees based on its proportionate net asset value to the aggregate net asset value of all Funds. The Fund is charged on an annual basis, 0.06% on the Fund’s NAV of up to $2 billion, 0.05% on the Fund’s NAV between the amounts of $2 billion and $5 billion, 0.02% on the Fund’s NAV between the amounts of $5 billion and $15 billion and 0.0125% on the Fund’s NAV over $15 billion. In addition, the Independent Administrator is entitled to reimbursement of certain expenses. Per the Administration Agreement, the Master Fund will be charged Administration Fees beginning January 1, 2012, but was not charged Administration Fees prior to January 1, 2012. In 2012, the Master Fund paid $95,087 in administration fees to the Independent Administrator. The Fund bears an indirect portion of these fees through the NAV of the Master Fund

Under the Administration Agreement, the Independent Administrator is responsible for, among other things: (1) maintaining a list of Shareholders and generally performing all actions related to the issuance and repurchase of Shares, if any, including with regard to reinvestment of dividends under the DRP; (2) providing the Fund and the Master Fund with certain administrative, clerical, recordkeeping and bookkeeping services; (3) assist in supervising the entities retained by the Fund and the Master Fund, if any, to provide transfer agency services, services related to the payment of distributions, and accounting services; (4) computing the NAV of the Fund and the Master Fund; (5) preparing accounting information, or overseeing the preparation of, monthly, quarterly, semi-annual and annual financial statements of the Fund and the Master Fund, quarterly reports of the operations of the Fund and the Master Fund and maintaining information to facilitate the preparation of annual tax returns; (6) supervising regulatory compliance matters and assisting in the preparation of certain regulatory filings; and (7) performing additional services, as agreed upon, in connection with the administration of the Fund and the Master Fund. Subject to approval of the Board, the Independent Administrator may from time to time delegate its responsibilities under the Administration Agreement to one or more parties selected by the Independent Administrator.

Servicing Fee and Administrative Servicing Fee. The Adviser also acts as servicing agent to the Fund (“Servicing Agent”), whereby it provides or procures certain Shareholder servicing and administrative assistance. Investor servicing entails the provision of personal, continuing services to investors in the Fund and administrative assistance. The Servicing Agent may, in turn, retain certain parties to act as sub-servicing and sub-administrative servicing agents to assist with investor servicing and administration. The Fund compensates the Servicing Agent for providing or procuring these services and, when the Servicing Agent employs sub-servicing and sub-administrative servicing agents, the Servicing Agent compensates such sub- agents out of its own resources.

In consideration for investor services and administrative assistance, the Fund pays the Adviser, as Servicing Agent, a quarterly servicing fee (“Administrative Servicing Fee”) based on the average month-end net assets of the Fund over the course of the applicable quarter. The Administrative Servicing Fee for the Fund equals 0.25% (on an annualized basis) of the Fund’s average month-end net assets, payable quarterly in arrears. In 2010, 2011 and 2012, the Fund paid $46,109, $148,548 and $133,288, respectively, in Administrative Servicing Fees to the Adviser.

CUSTODIAN

JPMorgan Chase Bank, National Association (the “Custodian”) serves as custodian for the Master Fund. Pursuant to a custodian agreement, the Custodian maintains a separate account in the name of the Master Fund, holds and transfers portfolio securities on account of the Master Fund, accepts receipts and makes disbursements of money on behalf of the Master Fund, collects and receives all income and other payments and distributions on account of the Master Fund’s securities. The Master Fund may also enter into principal transactions with one or more affiliates of the Custodian.

16

Pursuant to the Custodian Agreement, the Master Fund has agreed to adhere to the following provisions:

No Due Diligence on Other Service Providers by Custodian. The selection of custodians, banks, counterparties, auditors, lawyers and other service providers retained on behalf of or providing services to the Fund and the determination as to their suitability remains the responsibility of the Fund. The Custodian has no duty or responsibility to review the performance of these service providers, or to perform any due diligence thereon. The Custodian accepts no liability in the event that the Fund or any Shareholder incurs any loss or liability arising as a result of the appointment or retention by the Fund of any other service provider.

Holdings in Investment Funds. In performing its contractual duties the Custodian will rely on statements of holdings issued by or on behalf of Investment Funds or managed accounts (“Investment Vehicles”) in which the Master Fund invests as evidence of the holdings in the underlying Investment Vehicles. The Master Fund has accepted and acknowledged that the Custodian has no duty or responsibility to investigate these statements or to verify the content thereof and that the Custodian will not make independent judgments on the contents of such statements. The Master Fund may invest in Investment Vehicles which have not appointed third party service providers or service providers which are independent of the Investment Managers of such Investment Vehicles. Statements of holdings, and valuations of such holdings, may therefore not be issued by independent parties. The Custodian accepts no liability for any loss or liability incurred by the Fund as a result of investment in such Investment Vehicles. The Fund and Manager have agreed that in the event the Custodian suffers loss or liability as a result of reliance on statements issued by or on behalf of Investment Vehicles they will jointly and severally indemnify the Custodian against all such loss or liability.

No Investment in Affiliated Funds. The Master Fund will not invest in or be otherwise exposed to the investment performance of Investment Funds which are managed and administered by the Adviser or an affiliated party.

No Due Diligence on Investment Vehicles by Custodian. The selection of underlying Investment Vehicles, and the determination as to their suitability as an investment for the Fund is the responsibility of the Adviser. The Custodian has no duty or responsibility to review investment management decisions made by the Adviser, or to perform any due diligence on Investment Vehicles, or their internal control environment. The Custodian accepts no liability in the event that the Fund or any Shareholder incurs any loss or liability arising as a result of investment by the Master Fund in any Investment Vehicle.

FUND AND MASTER FUND EXPENSES

The Fund and the Master Fund pay all of their expenses, other than those that the Adviser or an affiliate of the Adviser assumes, if any. The expenses of the Fund and the Master Fund include, but are not limited to, all fees and expenses related to portfolio transactions and positions made in Investment Funds, and enforcing rights in respect of such investments; the Investment Management Fee, the Administrative Servicing Fee; brokerage commissions; interest and fees on any borrowings; Trustee’s fees; directors’ and officers’ insurance; professional fees (including, without limitation, expenses of consultants, experts and specialists); research expenses; fees and expenses of outside legal counsel (including fees and expenses associated with the review of documentation for prospective investments by the Master Fund), including foreign legal counsel; accounting, auditing and tax preparation expenses; fees and expenses in connection with repurchase offers and any repurchases or redemptions of Shares; taxes and governmental fees (including tax preparation fees); fees and expenses of any custodian, subcustodian, transfer agent, and registrar, and any other agent of the Fund or the Master Fund; all costs and charges for equipment or services used in communicating information regarding the Fund’s or the Master Fund’s transactions among the Adviser and any custodian or other agent engaged by the Master Fund; bank services fees; expenses of preparing, printing, and distributing copies of the Prospectus, and any other sales material (and any supplements or amendments thereto), reports, notices, other communications to Shareholders, and proxy materials; expenses of preparing, printing, and filing reports and other documents with government agencies; expenses of Shareholder meetings; expenses of corporate data processing and related services; Shareholder recordkeeping and Shareholder account services, fees, and disbursements; expenses relating to investor and public relations; fees and expenses of the Independent Trustees; insurance premiums; and extraordinary expenses such as litigation expenses. The Master Fund may need to sell portfolio securities to pay fees and expenses, which could affect investment returns to Shareholders of the Fund.

17

The Adviser bears all of its expenses and its own costs incurred in providing investment advisory services to the Fund and the Master Fund, including travel and other expenses related to the selection and monitoring of Investment Funds. In addition, the Adviser is responsible for the payment of the compensation and expenses of those Trustees and Officers of the Fund and the Master Fund affiliated with the Adviser, and making available, without expense to the Fund, the services of such individuals, subject to their individual consent to serve and to any limitations imposed by law.

Investments in the Fund are subject to no sales load. The Adviser or its affiliates may pay a fee out of their own resources to Intermediaries. Intermediaries may charge a fee for their services in conjunction with an investment in the Fund and/or maintenance of investor accounts. Such a fee is not a sales charge imposed by or paid by the Fund. Investors should direct any questions regarding such fees to the relevant Intermediary.

Organizational Expenses and Offering Costs. The Fund’s organizational expenses that were incurred by the Fund were expensed at inception. Any offering costs were amortized over the Fund’s first twelve (12) months of operations, subject to the Fund’s expense limitation agreement. Each of the Master Fund’s and the Fund’s direct portion of offering expenses was approximately $162,628 and $199,240, respectively.

The Investment Funds will incur various fees and expenses in connection with their operations. In addition, the Master Fund will pay management and incentive or performance-based fees to the Investment Funds, which effectively reduce the investment returns of the Investment Funds and thus the returns of the Master Fund and the Fund. These expenses and fees are in addition to those incurred by the Master Fund directly.

The Fund’s fees and expenses will decrease the net profits or increase the net losses of the Fund that are reflected in the NAV of Shares.

PORTFOLIO TRANSACTIONS AND BROKERAGE

The Fund

It is the policy of the Fund to obtain the best execution of their direct investment portfolio transactions, if any, taking into account certain factors as set forth below. In most instances, the Master Fund will purchase securities directly from an Investment Fund, and such purchases may be, but are generally not, subject to transaction expenses. Nevertheless, the Fund anticipates that some of its portfolio transactions may be subject to expenses.

The Fund contemplates that, consistent with the policy of obtaining the best net result, any brokerage transactions of the Master Fund may be conducted through affiliates of the Adviser. The Board has adopted procedures in conformity with Section 17(e) of the 1940 Act to ensure that all brokerage commissions paid to affiliates are fair and reasonable. As discussed below, the Investment Funds may also conduct brokerage transactions through affiliates of the Adviser. Transactions for the Fund will not be effected on a principal basis with the Adviser, the Distributor, any of their affiliates, or other affiliates of the Fund (unless permitted under the 1940 Act). However, such entities may effect brokerage transactions for the Fund. These transactions would be effected in accordance with procedures adopted by the Fund pursuant to Section 17(e) of the 1940 Act and rules and regulations promulgated thereunder. Among other things, Section 17(e) and those procedures provide that, when acting as broker for the Fund in connection with the sale of securities to or by the Master Fund, the Adviser, the Distributor, or their affiliates may receive compensation not exceeding: (i) the usual and customary broker’s commission for transactions effected on a national securities exchange; (ii) 2% of the sales price for secondary distributions of securities; and (iii) 1% of the sales price for other purchases or sales. Brokerage transactions effected by the Investment Funds with the Adviser, the Distributor, or any of their affiliates will not be subject to the limitations imposed by Section 17(e) of the 1940 Act. The brokerage commissions the Fund has paid over the last three fiscal years are: $117,483 in 2010; $48,910 in 2011; and $47,177 in 2012.

18

The Fund will bear any commissions or spreads in connection with the Master Fund’s portfolio transactions. In placing orders, it is the policy of the Fund to obtain the best results taking into account the broker-dealer’s general execution and operational facilities, the type of transaction involved, and other factors such as the broker-dealer’s risk in positioning the securities involved. While the Adviser generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available. In executing portfolio transactions and selecting brokers or dealers, the Adviser seeks to obtain the best overall terms available for the Fund. In assessing the best overall terms available for any transaction, the Adviser considers factors deemed relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. The overall reasonableness of brokerage commissions paid is evaluated by the Adviser based upon its knowledge of available information as to the general level of commission paid by other institutional investors for comparable services. Transactions on U.S. stock exchanges and on some foreign stock exchanges involve the payment of negotiated brokerage commissions. On the great majority of foreign stock exchanges, however, commissions are fixed. No stated commission is generally applicable to securities traded in over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups.

The Investment Funds

The Investment Funds incur transaction expenses in the management of their portfolios, which will decrease the value of the Fund’s investment in the Investment Funds. In view of the fact that the investment program of certain of the Investment Funds may include trading as well as investments, short-term market considerations will frequently be involved, and it is anticipated that the turnover rates of the Investment Funds may be substantially greater than the turnover rates of other types of investment vehicles. In addition, the order execution practices of the Investment Funds may not be transparent to the Fund. Each Investment Fund is responsible for placing orders for the execution of its portfolio transactions and for the allocation of its brokerage. The Adviser will have no direct or indirect control over the brokerage or portfolio trading policies employed by the investment advisers of the Investment Funds. The Adviser expects that each Investment Fund will generally select broker-dealers to effect transactions on the Investment Fund’s behalf substantially in the manner set forth below.

Each Investment Fund generally will seek reasonably competitive commission rates. However, Investment Funds will not necessarily pay the lowest commission available on each transaction, and may engage in transactions with broker-dealers based on different criteria than those considered by the Fund. Investment Funds may not be subject to the same regulatory restrictions on principal and agency transactions. The Fund will indirectly bear the commissions or spreads in connection with the portfolio transactions of the Investment Funds.

No guarantee or assurance can be made that an Investment Fund’s brokerage transaction practices will be transparent or that the Investment Fund will establish, adhere to, or comply with its stated practices. However, as the Investment Funds generally are not investment companies registered under the 1940 Act, they may select brokers on a basis other than that outlined above and may receive benefits other than research or that benefit the Investment Fund’s investment adviser or its affiliates rather than the Investment Fund.

As with the Fund, Investment Funds may make investments directly in the issuers of their underlying securities, and in some instances may not be subject to transaction expenses.

CONFLICTS OF INTEREST RELATING TO THE INVESTMENT MANAGERS

The Adviser anticipates that each Investment Manager will consider participation by the applicable Investment Fund in all appropriate investment opportunities that are also under consideration for investment by the Investment Manager for other investment funds and accounts managed by the Investment Manager (“Investment Manager Accounts”) that pursue investment programs similar to that of the applicable Investment Fund or the Fund. However, there can be no guarantee or assurance that Investment Managers will follow such practices or that an Investment Manager will adhere to, and comply with, its stated practices, if any. In addition, circumstances may arise under which an Investment Manager will cause its Investment Manager Accounts to commit a larger percentage of their assets to an investment opportunity than to which the Investment Manager will commit assets of the Investment Fund. Circumstances may also arise under which an Investment Manager will consider participation by its Investment Manager Accounts in investment opportunities in which the Investment Manager intends not to invest on behalf of the Investment Fund, or vice versa.

19

Situations may occur where the Fund could be disadvantaged by investment activities conducted by the Investment Manager for the Investment Manager Accounts. These situations may arise as a result of, among other things: (1) legal restrictions on the combined size of positions that may be taken for an Investment Fund in which the Fund and/or Investment Manager Accounts participate (collectively, “Co-Investors” and, individually, a “Co-Investor”), limiting the size of the Investment Fund’s position; (2) legal prohibitions on the Co-Investors’ participating in the same instruments; (3) the difficulty of liquidating an investment for a Co-Investor when the market cannot absorb the sale of the combined positions; and (4) the determination that a particular investment is warranted only if hedged with an option or other instrument and the availability of those options or other instrument is limited.

An Investment Manager may from time to time cause an Investment Fund to effect certain principal transactions in securities with one or more Investment Manager Accounts, subject to certain conditions. For example, these transactions may be made in circumstances in which the Investment Manager determined it was appropriate for the Investment Fund to purchase and an Investment Manager Account to sell, or the Investment Fund to sell and the Investment Account to purchase, the same security or instrument on the same day.

Each Investment Manager, its affiliates and their directors, officers and employees, may buy and sell securities or other investments for their own accounts, including interests in Investment Funds, and may have conflicts of interest with respect to investments made on behalf of an Investment Fund in which the Master Fund participates. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers, employees and affiliates of the Investment Manager that are the same as, different from or made at different times than positions taken for the Investment Fund in which the Fund participates. Future investment activities of the Investment Managers, or their affiliates, and the principals, partners, directors, officers or employees of the foregoing, may give rise to additional conflicts of interest that could disadvantage the Fund and its Partners.

Investment Managers or their affiliates may from time to time provide investment advisory or other services to private investment funds and other entities or accounts managed by the Investment Manager or its affiliates. In addition, Investment Managers or their affiliates may from time to time receive research products and services in connection with the brokerage services that brokers (including, without limitation, affiliates of the Investment Manager) may provide to one or more Investment Manager Accounts.

CODES OF ETHICS

The Fund, the Adviser and the Distributor each has adopted a code of ethics as required by applicable law, which is designed to prevent affiliated persons of the Fund, the Adviser and the Distributor from engaging in deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by the Fund (which may also be held by persons subject to a code of ethics). There can be no assurance that the codes of ethics will be effective in preventing such activities. Each code of ethics may be examined on the Internet from the SEC’s website at www.sec.gov. In addition, each code of ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Copies of these codes of ethics may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102.

The Adviser’s code of ethics allows personnel to invest in securities for their own account, but requires compliance with the code’s provisions. The code of ethics requires prior approval of purchases of securities in initial public offerings or private placements.

OUTSTANDING SECURITIES AND RECORD OWNERSHIP

As of April 23, 2013, the Fund owns of record more than 25% of the Master Fund’s Shares.

As of April 23, 2013, the following persons own of record 5% or more of the Fund’s Shares:

20

SAS I Fund	Address	No. of Shares	Percent of the Assets Held by the Shareholder
Buckner Foundation Inc.	600 N. Pearl Street Dallas, TX 75201	705,838	27.42%
Hackett 1997 Investment L.P.	3372 Del Monte Dr. Houston, TX 77019	145,838	5.66%
Hackett 2010 Investment	3372 Del Monte Dr. Houston, TX 77019	151,805	5.89%
Mendenhall Residue Marital Trust	272 Kirby Dr. Unit 26K Houston, TX 77098	243,193	9.45%
Stedman West Family Partnership	PO Box 7 Houston, TX 77001	147,295	5.72%

Buckner Foundation Inc. may be deemed to control the Fund due to the ownership of more than 25% of the Fund’s Shares. Through ownership of shares, Buckner Foundation Inc. may be able to dictate the outcome of voting on any matters as to which Shareholders may be entitled to vote; potentially to the detriment of such Shareholders. Control may be deemed to exist as long as Buckner Foundation Inc. owns more than 25% of the outstanding Shares.

PROXY VOTING POLICIES AND PROCEDURES

The Fund invests substantially all of its investable assets in the Master Fund. The Master Fund invests a substantial portion of its assets in securities of Investment Funds. These securities do not typically convey traditional voting rights to the holder and the occurrence of corporate governance or other notices for this type of investment is substantially less than that encountered in connection with registered equity securities. On occasion, however, the Adviser and/or the Master Fund may receive notices from such Investment Funds seeking the consent of holders in order to materially change certain rights within the structure of the security itself or change material terms of the Investment Funds’ limited partnership agreement, limited liability company operating agreement or similar agreement with investors. To the extent that the Master Fund receives notices or proxies from Investment Funds (or receives proxy statements or similar notices in connection with any other portfolio securities) or holds securities in a Separate Account (and thus retains or could retain some voting rights with respect to such securities), the Master Fund has delegated proxy voting responsibilities with respect to the Master Fund’s portfolio securities to the Adviser, subject to the Board’s general oversight and with the direction that proxies should be voted consistent with the Master Fund’s best economic interests.

With respect to proxies issued by the Master Fund, the Fund will not delegate to the Adviser, but instead retain, its respective proxy voting authority and shall exercise such authority as described below. After the Fund receives a proxy issued by the Master Fund, the Fund will solicit its Shareholders to instruct the Fund to vote for or against the matter presented by the Master Fund. The Fund will then calculate the proportion of Shares voted for to those voted against (ignoring for purposes of this calculation the Shares for which it receives no voting instructions) and will subsequently vote its shares in the Master Fund for or against the matter in the same proportion. The Fund will not hold its own meetings to solicit Shareholder instructions.

The Adviser has adopted its own proxy voting policies and procedures for this purpose. As a general principle, the Adviser will vote to maximize shareholder value, while considering all relevant factors, and vote without undue influence from individuals or groups who may have an economic interest in the outcome of the proxy

21

vote. If it is determined that a proxy presents a material conflict of interest, then the Adviser shall vote the proxy in accordance with the recommendations of Institutional Shareholder Services (“ISS”) or another nationally recognized party, if available, or, if ISS or such party has disclosed that it has a conflict of interest with the vote, another independent third party.

The Master Fund is required to file Form N-PX, with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. The Master Fund’s Form N-PX filing for the period ended June 30, 2012 is available: (i) without charge, upon request, by calling 1-800-725-9456, or (ii) by visiting the SEC’s website at www.sec.gov.

PERFORMANCE INFORMATION

Sales literature relating to the Fund and reports to its Shareholders may include quotations of investment performance of the Fund. In these materials, the Fund’s performance will normally be portrayed as the net return to an investor during each month or quarter of the period for which investment performance is being shown. Cumulative performance and year-to-date performance computed by aggregating quarterly or monthly return data may also be used. Investment returns will be generally reported on a net basis, after all fees and expenses. Other methods also may be used to portray the Fund’s investment performance.

The Fund’s performance results will vary from time to time, and past results are not necessarily indicative of future investment results. Comparative performance information, as well as any published ratings, rankings and analyses, reports and articles discussing the Fund, may also be used to provide to prospective investors in the Fund, including data and materials prepared by recognized sources of such information. Such information may include comparisons of the Master Fund’s investment performance to the performance of recognized market indices, including but not limited to the S&P 500, the Russell 2000, or other lesser known indices (including indices of other pooled investment vehicles investing in hedge funds and private equity venture and buyout funds). Comparisons also may be made to economic and financial trends and data that may be relevant for investors to consider in determining whether to invest in the Fund.

GENERAL HISTORY

Until June 15, 2012, the Fund and the Master Fund were named Salient Absolute Return Institutional Fund and Salient Absolute Return Master Fund, respectively. In addition, the Master Fund’s predecessor was a private fund that was organized and commenced operations as a Delaware limited partnership which utilized a multi-manager, multi-strategy investment approach from the date of the private fund’s commencement of investment operations on January 1, 2009. The private fund operated as an unregistered investment vehicle from January 1, 2009 until January 31, 2010, at which time the private fund was reorganized into a newly formed master-feeder structure in which the Master Fund assumed the private fund’s portfolio, with the private fund investing all of its investable assets in the Master Fund, except those restricted for liquidation purposes or forced redemptions, and in anticipation of the Fund investing all of its investable assets in the Master Fund. Upon the registration of the Master Fund as an investment company, the Adviser’s personnel that had made investment decisions for the private fund began making investment decisions for the Master Fund. The Adviser employs an investment program for the Fund and the Master Fund that is materially equivalent to the investment program that was employed in managing the private fund. The private fund, during the period for which performance is reported, was the only non-proprietary, fully-invested account managed by the Adviser that had an investment program with substantially the same investment objectives, policies, and strategies as the Master Fund. The Adviser manages the Master Fund in a manner substantially similarly to the private fund. Accordingly, by the Fund investing substantially all of its investable assets in the Master Fund, the Fund participates in the substantially similar investment management that the Adviser renders to the Master Fund and previously rendered to the private fund.

ADDITIONAL TAXATION DISCUSSION

The following is a summary of certain U.S. federal income tax considerations relevant to the acquisition, holding and disposition of Shares by U.S. Shareholders. This summary is based upon existing U.S. federal income tax law, which is subject to change, possibly with retroactive effect. This summary does not discuss all aspects of

22

U.S. federal income taxation which may be important to particular investors in light of their individual investment circumstances, including investors subject to special tax rules, such as U.S. financial institutions, insurance companies, broker-dealers, tax-exempt organizations, partnerships, Shareholders who are not United States persons (as defined in the Code), Shareholders liable for the alternative minimum tax, persons holding Shares through partnerships or other pass-through entities, or investors that have a functional currency other than the U.S. dollar, all of whom may be subject to tax rules that differ significantly from those summarized below. This summary assumes that investors have acquired Shares pursuant to this offering and will hold their Shares as “capital assets” (generally, property held for investment) for U.S. federal income tax purposes. Prospective Shareholders should consult their own tax advisors regarding the non-U.S. and U.S. federal, state, and local income and other tax considerations that may be relevant to an investment in the Fund.

In addition to the particular matters set forth in this section, tax-exempt entities should review carefully those sections of this SAI regarding liquidity and other financial matters to ascertain whether the investment objective of the Fund is consistent with their overall investment plans.

The Fund and the Master Fund each qualify, and each intends to continue to qualify, as a regulated investment company (a “RIC”) under Subchapter M of Subtitle A, Chapter 1, of the Code. As such, the Fund and the Master Fund generally are not subject to federal income tax on their net investment income and realized capital gains that they distribute to Shareholders. To qualify for treatment as RICs, the Fund and the Master Fund must meet three numerical tests each year.

First, at least 90% of the gross income of a RIC each year must consist of dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies, or net income derived from interests in qualified publicly traded partnerships.

Second, generally, at the close of each quarter, (a) at least 50% of the value of a RIC’s total assets must consist of (i) cash and cash items, U.S. government securities, the securities of other RICs and (ii) other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the RIC’s total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the RIC’s total assets is invested in the securities (other than U.S. government securities and the securities of other RICs) of (i) any one issuer, (ii) any two or more issuers that the RIC controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or (iii) any one or more qualified publicly traded partnerships. Accordingly, the Master Fund’s investment in the Subsidiary may not exceed 25% of the market value of the Master Fund’s total assets at the time of the Master Fund’s investment.

Third, a RIC must distribute each at least 90% of the sum of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss) and its net tax-exempt income, if any.

The Fund and the Master Fund each intend to comply with these requirements. The Fund will generally satisfy the income and asset requirements through its investment in the Master Fund. If the Fund or the Master Fund were to fail to make sufficient distributions, it could be liable for corporate income tax and for excise tax in respect of the shortfall or, if the shortfall were large enough, be disqualified as a RIC. If for any taxable year the Fund or the Master Fund were to fail to qualify as a RIC, all its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to Shareholders. Also, if the Master Fund were to fail to qualify as a RIC by reason of a failure to meet the income or asset requirements, that, in turn, would cause the Fund to fail to meet the asset requirement. If the Fund fails to qualify as a RIC, the Fund would pay corporate income tax on its income and gains, Shareholders would recognize dividend income on distributions to the extent of the Fund’s current and accumulated earnings and profits, and corporate Shareholders could be eligible for the dividends-received deduction.

If the Fund or the Master Fund fails to meet the annual gross income test described above, such fund will nevertheless be considered to have satisfied the test if (i) (a) such failure is due to reasonable cause and not due to willful neglect and (b) the fund reports the failure pursuant to Treasury Regulations to be adopted, and (ii) the fund

23

pays an excise tax equal to the excess non-qualifying income. If the Fund or the Master Fund fails to meet the asset diversification test described above with respect to any quarter, such fund will nevertheless be considered to have satisfied the requirements for such quarter if the fund cures such failure within 6 months and either (i) such failure is de minimis or (ii) (a) such failure is due to reasonable cause and not due to willful neglect and (b) the fund reports the failure under Treasury Regulations to be adopted and pays an excise tax.

In order to avoid incurring a nondeductible 4% federal excise tax obligation, the Code requires that a RIC distribute (or be deemed to have distributed) by December 31 of each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income for such year, (ii) 98.2% of its capital gain net income (which is the excess of its realized net long-term capital gain over its realized net short-term capital loss), generally computed on the basis of the one-year period ending on October 31 of such year, after reduction by any available capital loss carryforwards and (iii) 100% of any ordinary income and capital gain net income from the prior year (as previously computed) that were not paid out during such year and on which the Fund paid no federal income tax. The Fund and the Master Fund intend to make sufficient distributions or deemed distributions each year to avoid liability for this excise tax. With respect to PFIC stock held by the Master Fund, if a mark-to-market election is in effect, the Master Fund must calculate this excise tax distribution with respect to its mark-to-market income based on a twelve-month period ending on October 31. With respect to all other ordinary taxable income, the Fund and the Master Fund must calculate the distribution based on the calendar year ending on December 31.

Income from certain commodity-linked derivative instruments in which the Master Fund may invest is not considered qualifying income. The Master Fund will therefore attempt to restrict its income from commodity-linked derivative instruments that do not generate qualifying income, such as commodity-linked swaps, to a maximum of 10 percent of its gross income. In this regard, the Master Fund’s investment in the Subsidiary is expected to provide the Fund with exposure to the commodities markets within the limitations of the federal tax requirements of Subchapter M. The annual net profit, if any, realized by the Subsidiary and imputed for income tax purposes to the Master Fund should constitute “qualifying income” for purposes of the Fund remaining qualified as a regulated investment company for U.S. federal income tax purposes.

Although the Internal Revenue Service (“IRS”) has issued published guidance that qualifying income for a RIC does not include income derived directly from certain commodity-linked derivative instruments, the IRS has indicated in a series of private letter rulings that income derived from a wholly-owned offshore subsidiary such as the Subsidiary that invests in such commodity-linked derivative instruments does constitute qualifying income. The Fund has not applied for such a private letter ruling that income derived from the Subsidiary should be treated as qualifying income. In July 2011, the IRS suspended further issuance of these private letter rulings, indicating that it was reconsidering the underlying policies. The IRS could issue new public guidance regarding the use of offshore subsidiaries by regulated investment companies to invest indirectly in commodities. It is also possible that legislation on this issue could be introduced. If the IRS does issue new public guidance, or if legislation is enacted, that results in an adverse determination relating to the treatment of income derived by the Master Fund from the Subsidiary, the Master Fund would likely need to change part of its investment strategy, which could adversely affect the Master Fund. It is possible that the Master Fund may be unable to qualify as a regulated investment company for one or more years, meaning that all of its income and gains could be taxed first at the Master Fund level and again when paid out to Shareholders.

Distributions to Shareholders

The Fund contemplates declaring as dividends each year all or substantially all of its taxable income. In general, distributions will be taxable to Shareholders for federal, state and local income tax purposes to the extent of the Fund’s current and accumulated earnings and profits. Such distributions are taxable whether they are received in cash or reinvested in Fund Shares pursuant to the dividend reinvestment plan. The Fund expects that its distributions attributable to distributions it receives from the Master Fund will generally be taxable to Shareholders at ordinary income rates. Distributions of net capital gain, if any, designated as capital gains dividends are taxable to a Shareholder as long-term capital gains, regardless of how long the Shareholder has held Fund Shares. Distributions by the Fund in excess of the Fund’s current and accumulated earnings and profits will be treated as a tax-free return of capital to the extent of (and in reduction of) the Shareholders’ tax basis in their Shares and any such amount in excess of their basis will be treated as gain from the sale of Shares, as discussed below.

24

The Fund does not currently expect that it will earn qualified dividend income or long-term capital gains and, therefore, does not anticipate that its distributions to Shareholders will qualify for lower tax rates applicable to qualified dividend income or long-term capital gains. Likewise, the Fund does not anticipate that any of its dividends paid to Shareholders that are corporations will be eligible for the “dividends received” deduction.

The Fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained. In such case, it may designate the retained amount as undistributed capital gains in a notice to its Shareholders who will be treated as if each received a distribution of his pro rata share of such gain, with the result that each Shareholder will (i) be required to report his pro rata share of such gain on his tax return as long-term capital gain, (ii) receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain and (iii) increase the tax basis for his Shares by an amount equal to the deemed distribution less the tax credit.

All or a portion of a loss realized on a sale or other disposition of Master Fund Shares by the Fund may be disallowed under “wash sale” rules to the extent the Fund acquires other Shares of the Master Fund (whether through the reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the Master Fund Shares. Any disallowed loss will result in an adjustment to the Fund’s tax basis in some or all of the other Master Fund Shares acquired.

Dividends and distributions on the Fund’s Shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular Shareholder’s investment. Such distributions are likely to occur in respect of Shares purchased at a time when the Fund’s net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when the Fund’s net asset value also reflects unrealized losses. Certain distributions declared in October, November or December to Shareholders of record of such month and paid in the following January will be taxed to Shareholders as if received on December 31 of the year in which they were declared. In addition, certain other distributions made after the close of a taxable year of the Fund may be “spilled back” and treated as paid by the Fund (except for purposes of the non-deductible 4% federal excise tax) during such taxable year. In such case, Shareholders will be treated as having received such dividends in the taxable year in which the distributions were actually made.

Shareholders who are not citizens or residents of the United States generally will be subject to a 30% U.S. federal withholding tax, or U.S. federal withholding tax at such lower rate as prescribed by applicable treaty, on distributions by the Fund. Accordingly, the Fund may not be appropriate investments for non-U.S. investors. Each non-U.S. Shareholder must provide documentation to the Fund in which it invests certifying the Shareholder’s non-United States status.

For a Shareholder that is a non-U.S. entity, under recent legislation known as FATCA, beginning in 2014, a 30% U.S. withholding tax may apply to any U.S.-source “withholdable payments” made to such a non-U.S. entity unless the non-U.S. entity enters into an agreement with the IRS to collect and provide to the IRS annually substantial information regarding the entity’s owners, including “specified United States persons” and “United States owned foreign entities,” or otherwise demonstrates compliance with or exemption from FATCA. The term “withholdable payment” includes any payment of interest (even if the interest is otherwise exempt from the withholding rules described above), dividends, and the gross proceeds of a disposition of stock (including a liquidating distribution from a corporation) or debt instruments, in each case with respect to any U.S. investment. The withholding tax is scheduled to begin in 2014 with respect to U.S.-source income and in 2017 with respect to U.S.-source investment sale proceeds. A specified United States person is essentially any U.S. person, other than publicly traded corporations, their affiliates, tax-exempt organizations, governments, banks, real estate investment trusts, regulated investment companies, and common trust funds. A United States owned foreign entity is a foreign entity with one or more “substantial United States owners,” generally defined as United States person owning a greater than 10% interest. Under recently issued regulations, a non-U.S. entity that is not otherwise exempt or deemed compliant will need to enter into such an agreement and be registered with the IRS by October 25, 2013 to insure that it will be identified as FATCA-compliant in sufficient time to allow the entity to avoid such withholding on its U.S.-source income beginning on January 1, 2014. Any non-U.S. entity investing in the Fund will need to provide a certification to the Fund regarding its status under FATCA. Non-U.S. investors should consult their own tax advisors regarding the impact of this recent legislation on their investment in the Fund.

25

The Fund will inform its Shareholders of the source and status of each distribution made in a given calendar year after the close of such calendar year.

Gain from Repurchases and Transfers of Shares

The repurchase or transfer of the Fund’s Shares may result in a taxable gain or loss to the tendering Shareholder. Different tax consequences may apply for tendering and non-tendering Shareholders in connection with a repurchase offer. For example, if a Shareholder does not tender all of his, her or its Shares, under some circumstances, such repurchase may not be treated as an exchange for U.S. federal income tax purposes and may result in deemed distributions to non-tendering Shareholders. On the other hand, Shareholders who tender all of their Shares (including Shares deemed owned by Shareholders under constructive ownership rules) will be treated as having sold their Shares and generally will realize a capital gain or loss. Such gain or loss is measured by the difference between the Shareholder’s amount received and his or her adjusted tax basis of the Shares. For non-corporate Shareholders, gain or loss from the transfer or repurchase of Shares generally will be taxable at a U.S. federal income tax rate dependent upon the length of time the Shares were held. Shares held for a period of one year or less at the time of such repurchase or transfer will, for U.S. federal income tax purposes, generally result in short-term capital gains or losses, and those held for more than one year will generally result in long-term capital gains or losses.

Selling Shareholders will generally recognize gain or loss in an amount equal to the difference between the Shareholder’s adjusted tax basis in the Shares sold and the sale proceeds. If the Shares are held as a capital asset, the gain or loss will be a capital gain or loss. The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers is (i) the same as the maximum ordinary income tax rate for gains recognized on the sale of capital assets held for one year or less, or (ii) 20% for gains recognized on the sale of capital assets held for more than one year (as well as certain capital gain distributions).

Any loss realized upon the sale or exchange of Fund Shares with a holding period of six months or less will be treated as a long-term capital loss to the extent of any capital gain distributions received with respect to such Shares. In addition, all or a portion of a loss realized on a sale or other disposition of Fund Shares may be disallowed under “wash sale” rules to the extent the Shareholder acquires other Shares of the same Fund (whether through the reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the Shares. Any disallowed loss will result in an adjustment to the Shareholder’s tax basis in some or all of the other Shares acquired.

Sales charges paid upon a purchase of Shares cannot be taken into account for purposes of determining gain or loss on a sale of the Shares before the 91st day after their purchase to the extent a sales charge is reduced or eliminated in a subsequent acquisition of Shares of the Fund (or of another fund) pursuant to the reinvestment or exchange privilege on or before January 31 of the year following the calendar year that includes the date of such sale. Any disregarded amounts will result in an adjustment to the Shareholder’s tax basis in some or all of any other Shares acquired.

Pursuant to Treasury Regulations directed at tax shelter activity, taxpayers are required to disclose to the IRS certain information on Form 8886 if they participate in a “reportable transaction.” A transaction may be a “reportable transaction” based upon any of several indicia with respect to a Shareholder, including the recognition of a loss in excess of certain thresholds (for individuals, $2 million in one year or $4 million in any combination of years). Investors should consult their own tax advisers concerning any possible disclosure obligation with respect to their investment in Fund Shares.

Investments in Passive Foreign Investment Companies

The Master Fund intends to acquire interests in Investment Funds organized outside the United States that are treated as corporations for U.S. tax purposes and that will generally be treated as passive foreign investment companies (“PFICs”) for federal income tax purposes.

26

The Master Fund intends to elect to “mark to market” all Shares that it holds in PFICs at the end of each taxable year. By making this election, the Master Fund will recognize as ordinary income any increase in the value of those PFIC Shares as of the close of the taxable year (subject to adjustments for deferral of losses from earlier taxable years) over their adjusted basis and as ordinary loss any decrease in that value unless the loss is required to be deferred. Gains realized with respect to PFICs that the Master Fund has elected to mark to market will be ordinary income. If the Master Fund realizes a loss with respect to such a PFIC, whether by virtue of selling all or part of the Fund’s interest in the PFIC or because of the “mark to market” adjustment described above, the loss will be ordinary to the extent of the excess of the sum of the mark-to-market gains over the mark-to-market losses previously recognized with respect to the PFIC. To the extent that the Master Fund’s mark-to-market loss with respect to a PFIC exceeds that limitation, the loss will effectively be taken into account in offsetting future mark-to-market gains from the PFIC, and any remaining loss will generally be deferred until the PFIC Shares are sold, at which point the loss will be treated as a capital loss. Capital losses recognized by the Master Fund in a taxable year will generally be deductible only against capital gains recognized by the Master Fund in that year or one of the following taxable years (limited to the following eight taxable years in the case of capital losses realized in taxable years beginning before December 22, 2010), but the Master Fund does not expect to generate significant capital gains from its investments, which means that capital losses recognized by the Master Fund will generally not result in a reduction of taxable distribution to the Fund, or from the Fund to its Shareholders.

By making the mark-to-market election, the Master Fund may be required to recognize income (which generally must be distributed to the Master Fund’s shareholders, including the Fund, and then by the Fund to its Shareholders) in excess of the distributions that it receives from PFICs. Accordingly, the Master Fund may need to borrow money or to dispose of its interests in Investment Funds in order to make the required distributions.

If the Master Fund does not make the “mark to market” election with respect to a PFIC, it may under certain circumstances elect to treat the PFIC as a qualified electing fund (a “QEF”), which would result in the Master Fund recognizing income and gain each year based on its allocable Share of the income and gain recognized by the QEF. The Master Fund does not generally anticipate that it will be able to make QEF elections with respect to the Investment Funds. If neither a “mark to market” nor a QEF election is made with respect to an interest in a PFIC, the ownership of the PFIC interest may have significantly adverse tax consequences for the owner. In such a case, the Master Fund would be subject to an interest charge (at the rate applicable to tax underpayments) on tax liability treated as having been deferred with respect to certain distributions and on gain from the disposition of the Shares of a PFIC (collectively referred to as “excess distributions”), even if those excess distributions are paid by the Master Fund as a dividend to the Master Fund’s shareholders, including the Fund, and then by the Fund to its Shareholders.

Medicare Tax on Investment Income

Effective for tax years beginning after December 31, 2012, certain net investment income received by an individual having modified adjusted gross income in excess of $200,000 (or $250,000 for married individuals filing jointly) will be subject to a tax of 3.8 percent. Undistributed net investment income of trusts and estates in excess of a specified amount will also be subject to this tax. Dividends paid by the Fund will constitute investment income of the type subject to this tax.

Certain Withholding Taxes

The Master Fund may be subject to foreign withholding taxes on income or gains attributable to Investment Funds located in foreign countries, and the Investment Funds may be subject to taxes, including withholding taxes, attributable to investments of the Investment Funds. U.S. investors in the Fund will not be entitled to a foreign tax credit with respect to any of those taxes.

State and Local Taxes

In addition to the U.S. federal income tax consequences summarized above, prospective investors should consider the potential state and local tax consequences of an investment in the Fund. Shareholders are generally taxable in their state of residence on dividend and capital gain distributions they receive from the Fund. The Fund may become subject to taxes in states and localities if it is deemed to conduct business in those jurisdictions. The

27

Fund will be subject to the Texas franchise tax if it is considered to be conducting an active trade or business in Texas. However, it is the intent of the Adviser to operate the Fund and Master Fund in a manner that would minimize receipts from businesses operated in Texas.

Information Reporting and Backup Withholding

After the end of each calendar year, Shareholders will be sent information regarding the amount and character of distributions received from the Fund during the year.

Legislation passed by Congress in 2008 requires the Fund (or its administrative agent) to report to the IRS and furnish to Shareholders the cost basis information and holding period for the Fund’s Shares purchased on or after January 1, 2012, and repurchased by the Fund on or after that date. The Fund will permit Shareholders to elect from among several permitted cost basis methods. In the absence of an election, the Fund will use average cost as its default cost basis method. The cost basis method a Shareholder elects may not be changed with respect to a repurchase of shares after the settlement date of the repurchase. Shareholders should consult with their tax advisors to determine the best permitted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting rules apply to them.

Information returns generally will be filed with the IRS in connection with distributions with respect to the Shares unless Shareholders establish that they are exempt from the information reporting rules, for example by properly establishing that they are corporations. If Shareholders do not establish that they are exempt from these rules, they generally will be subject to backup withholding on these payments if they fail to provide their taxpayer identification number or otherwise comply with the backup withholding rules. The amount of any backup withholding from a payment to Shareholders will be allowed as a credit against their U.S. federal income tax liability and may entitle Shareholders to a refund, provided that the required information is timely furnished to the IRS.

Other Taxes

The foregoing is a summary of some of the tax rules and considerations affecting Shareholders and the Fund’s operations, and does not purport to be a complete analysis of all relevant tax rules and considerations, nor does it purport to be a complete listing of all potential tax risks inherent in making an investment in the Fund. Investors are urged to consult with their own tax advisers regarding any proposed investment in the Fund. A Shareholder may be subject to other taxes, including but not limited to, state and local taxes, estate and inheritance taxes, and intangible taxes that may be imposed by various jurisdictions. The Fund also may be subject to state, local, and foreign taxes that could reduce cash distributions to its Shareholders. It is the responsibility of each Shareholder to file all appropriate tax returns that may be required. Each prospective Shareholder is urged to consult with his or her tax adviser with respect to any investment in the Fund.

ADDITIONAL INFORMATION AND SUMMARY OF THE DECLARATION OF

TRUST

An investor in the Fund will be a Shareholder of the Fund and his or her rights in the Fund will be established and governed by the Fund’s Declaration of Trust (the “DoT”). The following is a summary description of additional items and of select provisions of the DoT that may not be described elsewhere in this SAI or the Prospectus. The description of such items and provisions is not definitive and reference should be made to the complete text of the DoT.

Liability; Indemnification

Under Delaware law and the DoT, each Shareholder will be liable for the debts and obligations of the Fund only to the extent of the value of such Shareholder’s Shares. The DoT provides that the Trustees and the Adviser (including certain of its affiliates, among others) shall not be liable to the Fund or any of the Shareholders for any loss or damage occasioned by any act or omission in the performance of their services as such in the absence of

28

willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office or as otherwise required by applicable law.

The DoT also contains provisions for the indemnification, to the extent permitted by law, of the members and former members of the Board and the Adviser (including certain of its affiliates, among others) by the Fund (but not by the Shareholders individually) against any liability and expense to which any of them may be liable that arise in connection with the performance of their activities on behalf of the Fund. None of these persons shall be personally liable to any Shareholder by reason of any change in the federal or state income tax laws applicable to the Fund or its investors. The rights of indemnification and exculpation provided under the DoT shall not be construed so as to limit liability or provide for indemnification of the members and former members of the Board and the Adviser (including certain of its affiliates, among others) for any liability (including liability under applicable federal or state securities laws which, under certain circumstances, impose liability even on persons that act in good faith), to the extent (but only to the extent) that such indemnification or limitation on liability would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of the DoT to the fullest extent permitted by law.

Amendment

The DoT may generally be amended, in whole or in part, with the approval of a majority of the Trustees (including a majority of the Independent Trustees, if required by the 1940 Act). Shareholders have the right to vote on any amendment: (i) affecting their right to vote granted under the DoT; (ii) to the DoT’s amendment provision; (iii) for which such vote is required by law; and (iv) submitted to them by the Trustees.

Term, Dissolution and Liquidation

The Fund may be dissolved upon the affirmative vote of a majority of the Trustees without Shareholder approval, unless such approval is required by the 1940 Act. In doing so, the Trustees may: (i) sell the Fund’s assets to another entity in exchange for interests in the acquiring entity; or (ii) sell all of the Fund’s assets for cash. Following such liquidation, the Fund’s Shareholders are entitled to receive the proceeds of such sale, distributed in proportion to the number of Shares held by each Shareholder. Upon termination of the Fund, the Fund will file a certificate terminating its existence as a Delaware statutory trust.

FISCAL YEAR

For accounting purposes the Fund’s fiscal year is the period ending on December 31. For tax purposes the Fund’s fiscal year is the period ending on December 31.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board has selected KPMG LLP as the independent registered public accounting firm for the Fund. As the Fund’s independent public accounting firm, KPMG LLP performs the Fund’s annual audit of the Fund’s financial statements and related services. KPMG LLP’s principal business address is located at 191 W. Nationwide Blvd., Suite 500, Columbus, Ohio 43215.

LEGAL COUNSEL

K&L Gates LLP, located at One Lincoln Street, Boston, Massachusetts 02111, serves as legal counsel to the Fund and to the Independent Trustees.

29

FINANCIAL STATEMENTS

The Fund’s audited financial statements for the fiscal year ended December 31, 2012, the Master Fund’s audited financial statements for the fiscal year ended December 31, 2012, and the independent registered public accounting firm’s reports thereon are set forth in the following pages.

30

SALIENT ALTERNATIVE STRATEGIES I FUND

Shareholders’ Report

December 31, 2012

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Trustees

Salient Alternative Strategies I Fund:

We have audited the accompanying statement of assets and liabilities of Salient Alternative Strategies I Fund (the “Fund”), including the schedule of investments, as of December 31, 2012, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended and the period from April 1, 2010 (commencement of operations) to December 31, 2010. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian; or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Salient Alternative Strategies I Fund as of December 31, 2012, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the two-year period then ended and the period from April 1, 2010 to December 31, 2010 in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Columbus, Ohio

March 1, 2013

2

SALIENT ALTERNATIVE STRATEGIES I FUND

Statement of Assets and Liabilities

December 31, 2012

Assets:
Investment in the Master Fund, at fair value (cost $37,533,085)	$36,431,990
Investments in securities, at fair value (cost $401,591)	401,591

Total investments	36,833,581
Cash	577,235
Receivable from the Master Fund	11,654,002
Prepaids and other assets	825

Total assets	49,065,643

Liabilities:
Distributions payable	518,028
Subscriptions received in advance	300,000
Redemptions payable	11,537,565
Shareholder Servicing Fees payable	29,726
Accounts payable and accrued expenses	8,639

Total liabilities	12,393,958

Net assets	$36,671,685

Net assets consist of:
Paid-in-capital	$38,036,095
Accumulated net investment income	409,226
Accumulated net realized loss	(672,541)
Net unrealized depreciation on investments	(1,101,095)

Net assets	$36,671,685

Net asset value per share outstanding (2,525,440 shares outstanding)	$14.52

See accompanying notes to financial statements.

3

SALIENT ALTERNATIVE STRATEGIES I FUND

Schedule of Investments

December 31, 2012

	Shares	Fair Value	% of Net Assets
Investment in the Master Fund
Salient Alternative Strategies Master Fund (99.35% of Net Assets)	37,153	$36,431,990

Total Investment in the Master Fund (Cost $37,533,085)		36,431,990	99.35%

Investments in Securities
Registered Investment Companies
Money Market Funds (1.10% of Net Assets)
JPMorgan 100% U.S. Treasury Securities Money Market Fund	401,591	401,591

Total Money Market Funds		401,591

Total Investments in Securities (Cost $401,591)		401,591	1.09%

Total Investments (Cost $37,934,676)		$36,833,581	100.44%

All securities are income producing.

See accompanying notes to financial statements.

4

SALIENT ALTERNATIVE STRATEGIES I FUND

Statement of Operations

Year Ended December 31, 2012

Expenses:
Amortization of offering costs	$7,457
Shareholder Servicing Fees	133,288
Professional fees	13,527
Regulatory printing and filing fees	27,497
Registration fees	11,334
Other expenses	8,426

Total expenses	201,529

Net investment loss	(201,529)

Net realized and unrealized gains (losses) from investments:
Net realized loss from investment in the Master Fund	(275,631)
Distribution from Master Fund	2,485,001
Change in unrealized appreciation/depreciation from investment in the Master Fund	1,781,002

Net realized and unrealized gain from investments	3,990,372

Net increase in net assets resulting from operations	$3,788,843

See accompanying notes to financial statements.

5

SALIENT ALTERNATIVE STRATEGIES I FUND

Statements of Changes in Net Assets

	Year End December 31, 2012	Year End December 31, 2011
Net assets, beginning of period	$59,389,930	$33,124,135
Net increase (decrease) in net assets resulting from operations:
Net investment income (loss)	(201,529)	612,683
Net realized gain (loss) from investment in the Master Fund	2,209,370	(396,307)
Change in unrealized appreciation/depreciation from investment in the Master Fund	1,781,002	(2,752,332)

Net increase (decrease) in net assets resulting from operations	3,788,843	(2,535,956)

Distributions	(2,280,176)	(619,961)

Change in net assets from distributions	(2,280,176)	(619,961)

Capital Transactions:
Subscriptions	2,829,149	37,148,739
Proceeds from reinvestment of dividends	1,762,147	616,086
Redemptions	(28,818,208)	(8,343,113)

Change in net assets from capital transactions	(24,226,912)	29,421,712

Net assets, end of period	$36,671,685	$59,389,930

Accumulated net investment income	$409,226	$405,930

Share Transactions:
Issued	196,441	2,478,860
Reinvested	121,352	43,351
Redeemed	(1,971,288)	(585,638)

Change in shares	(1,653,495)	1,936,573

See accompanying notes to financial statements.

6

SALIENT ALTERNATIVE STRATEGIES I FUND

Statement of Cash Flows

Year Ended December 31, 2012

Cash flows from operating activities:
Net increase in net assets resulting from operations	$3,788,843
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Purchases of investments	(2,694,346)
Proceeds from disposition of investments	29,613,068
Reinvestment of dividends received	(2,471,893)
Net realized loss from investment in the Master Fund	275,631
Change in unrealized appreciation/depreciation from investment in the Master Fund	(1,781,002)
Change in operating assets and liabilities:
Receivable from the Master Fund	(5,916,006)
Prepaids and other assets	16,609
Payable to Adviser	(77,547)
Shareholder Servicing Fees payable	(11,124)
Accounts payable and accrued expenses	(5,905)

Net cash provided by operating activities	20,736,328

Cash flows from financing activities:
Subscriptions	1,629,149
Redemptions	(23,377,773)
Distributions	(3,875)

Net cash used in financing activities	(21,752,499)

Net decrease in cash	(1,016,171)
Cash at beginning of period	1,593,406

Cash at end of period	$577,235

Supplemental schedule of non-cash activity:
Reinvestments of dividends received	$2,471,893
Proceeds from reinvestment of dividends	1,762,147

See accompanying notes to financial statements.

7

SALIENT ALTERNATIVE STRATEGIES I FUND

Notes to Financial Statements

December 31, 2012

(1) ORGANIZATION

Salient Alternative Strategies I Fund (the “SAS I Fund”), a Delaware statutory trust registered under the Investment Company Act of 1940, as amended and the Securities Act of 1933, commenced operations on April 1, 2010, as a non-diversified, closed-end management investment company. The SAS I Fund was created to serve as a feeder fund for the Salient Alternative Strategies Master Fund (the “Master Fund”). The SAS I Fund has authorized and issued 33,333,333 and 2,525,440 common shares of beneficial interest (“Common Shares”), respectively, which may be issued in more than one class or series. For convenience, reference to the SAS I Fund may include the Master Fund, as the context requires.

The SAS I Fund’s investment objective is to generate returns that are marked by relatively moderate volatility as measured by annualized standard deviation and relatively low correlation to equity and other “risk” markets. Prior to June 21, 2012, the SAS I Fund’s investment objective was to generate positive returns regardless of the overall direction of various markets. The SAS I Fund pursues its investment objective by investing substantially all of its assets in the Master Fund which invests its assets across a variety of investment funds (the “Investment Funds”), individual securities, swaps, futures and/or other derivatives. The Master Fund’s consolidated financial statements, Consolidated Schedule of Investments and Notes to Consolidated Financial Statements, included elsewhere in this report, should be read in conjunction with this report. The percentage of the Master Fund’s net assets owned by the SAS I Fund on December 31, 2012, was 39.91%.

The board of trustees (each member thereof a “Trustee” and, collectively, the “Board”) is authorized to engage an investment adviser, and pursuant to an investment management agreement (the “Investment Management Agreement”), it has selected Salient Advisors, L.P. (the “Adviser”) to manage the SAS I Fund’s portfolio and operations. The Adviser is a Texas limited partnership that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and is registered with the Commodities Futures Trading Commission (“CFTC”) as a commodity pool operator and commodities trading advisor and is a member of the National Futures Association. Under the Investment Management Agreement, the Adviser is responsible for the establishment of an investment committee (the “Investment Committee”), which is responsible for developing, implementing, and supervising the SAS I Fund’s investment program subject to the ultimate supervision of the Board.

Under the SAS I Fund’s organizational documents, the SAS I Fund’s Trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the SAS I Fund. In the normal course of business, the SAS I Fund enters into contracts with service providers, which also provide for indemnifications by the SAS I Fund. The SAS I Fund’s maximum exposure under these arrangements is unknown as this would involve any future potential claims that may be made against the SAS I Fund. However, based on experience, management expects that risk of loss to be remote.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND PRACTICES

(a) BASIS OF ACCOUNTING

The accounting and reporting policies of the SAS I Fund conform with U.S. generally accepted accounting principles (“U.S. GAAP”).

(b) CASH EQUIVALENTS

The SAS I Fund considers all unpledged temporary cash investments with a maturity date at the time of purchase of three months or less to be cash equivalents.

8

SALIENT ALTERNATIVE STRATEGIES I FUND

Notes to Financial Statements, continued

December 31, 2012

(c) PORTOLIO SECURITIES TRANSACTIONS

The SAS I Fund records investment transactions on a trade-date basis.

Investments that are held by the SAS I Fund are marked to fair value at the date of the financial statements, and the corresponding change in unrealized appreciation/depreciation is included in the Statement of Operations.

Realized gains or losses on the disposition of investments are accounted for based on the first in first out (“FIFO”) method.

(d) VALUATION OF INVESTMENTS

The Board has formed a valuation committee (the “Board Valuation Committee”) that is responsible for overseeing the SAS I Fund’s valuation policies, making recommendations to the Board on valuation related matters, and overseeing implementation by the Adviser of such valuation policies.

The Board has also authorized the Adviser to establish a valuation committee of the Adviser (the “Adviser Valuation Committee”). The function of the Adviser Valuation Committee, subject to the oversight of the Board Valuation Committee and the Board, is generally to review the valuation methodologies, valuation determinations, and any information provided to the Adviser Valuation Committee by the Adviser or Citi Fund Services Ohio, Inc., the SAS I Fund’s independent administrator (the “Independent Administrator”).

Investments held by the SAS I Fund are valued as follows:

•

MASTER FUND – The SAS I Fund invests substantially all of its assets in the Master Fund. Investments in the Master Fund are recorded at fair value, using the net asset value (“NAV”) of the Master Fund as a practical expedient. Valuation of the investments held by the Master Fund is discussed in the Master Fund’s Notes to Consolidated Financial Statements included elsewhere in this report.

•

OTHER – Fixed-income securities maturing within a relatively short time and of sufficient credit quality may be valued at amortized cost, which approximates market value and are typically categorized as Level 2 in the fair value hierarchy. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share and are categorized as Level 1 in the fair value hierarchy, based on the inputs used to value the investments.

(e) INVESTMENT INCOME

For investments in securities, dividend income is recorded on the ex-dividend date, net of withholding taxes. Interest income is recorded as earned on the accrual basis and includes amortization of premiums or accretion of discounts.

(f) FUND EXPENSES

Unless otherwise voluntarily or contractually assumed by the Adviser or another party, the SAS I Fund bears all expenses incurred in its business including, but not limited to, the following: all costs and expenses related to investment transactions and positions for the SAS I Fund’s account; interest expenses and loan fees; legal fees; accounting, auditing and tax preparation fees; recordkeeping and custodial fees; costs of computing the SAS I Fund’s NAV; research expenses; costs of insurance; registration expenses; offering costs; transfer taxes and taxes withheld on non-U.S. dividends; and other types of expenses as may be approved from time to time by the Adviser. Offering costs are amortized over a twelve-month period or less from the date they are incurred. Organization costs, if any, are expensed as incurred.

9

SALIENT ALTERNATIVE STRATEGIES I FUND

Notes to Financial Statements, continued

December 31, 2012

(g) INCOME TAXES

The SAS I Fund intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code, and to make distributions from net investment income and from net realized capital gains sufficient to relieve it from all, or substantially all, federal income and excise taxes. Investments in foreign securities may result in foreign taxes being withheld by the issuer of such securities. As of December 31, 2012, the SAS I Fund intends to obtain automatic Internal Revenue Service approval to change its tax year end to December 31.

For the current open tax year and for all major jurisdictions, management of the SAS I Fund has evaluated the tax positions taken or expected to be taken or expected to be taken in the course of preparing the SAS I Fund’s tax returns to determine whether the tax positions will “more-likely-than-not” be sustained by the SAS I Fund upon challenge by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold and that would result in a tax benefit or expense to the SAS I Fund would be recorded as a tax benefit or expense in the current period. For the year ended December 31, 2012, the SAS I Fund did not recognize any amounts for unrecognized tax benefit/expense. A reconciliation of unrecognized tax benefit/expense is not provided herein, as the beginning and ending amounts of unrecognized tax benefit/expense are zero, with no interim additions, reductions or settlements. Tax positions taken in tax years which remain open under the statute of limitations (generally three years for federal income tax purposes) are subject to examination by tax authorities.

The tax character of dividends paid to shareholders as of the latest tax years ended in 2012 was as follows:

	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Return of Capital	Total Distributions Paid
December 31, 2012	$2,280,176	$—	$2,280,176	$—	$2,280,176
October 31, 2012	619,359	602	619,961	—	619,961

The tax character of dividends paid to shareholders during the tax year ended October 31, 2011 was as follows:

	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Return of Capital	Total Distributions Paid
October 31, 2011	$14,548	$—	$14,548	$326,223	$340,771

As of the latest tax years ended in 2012, the components of accumulated earnings (deficit) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation) (1)	Total Accumulated Earnings (Deficit)
December 31, 2012	$409,226	$—	$(421,455)	$(1,352,181)	$(1,364,410)
October 31, 2012	282,148	—	(262,159)	(547,300)	(527,311)

(1)	The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

As of December 31, 2012, the SAS I Fund had net capital loss carryforwards (“CLCFs”) as summarized in the table below. The CLCFs are not subject to expiration.

Short-term	Long-term
Amount	Amount	Total
$—	$421,455	$421,455

10

SALIENT ALTERNATIVE STRATEGIES I FUND

Notes to Financial Statements, continued

December 31, 2012

These amounts will be available to offset future taxable capital gains. It is the Board’s intent that the SAS I Fund will not distribute any realized gain distributions until the carryforwards have been offset or expire. Under the Regulated Investment Company Modernization Act of 2010, the SAS I Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Under current tax law, capital losses and specified ordinary losses realized after October 31 and nonspecified ordinary losses incurred after December 31 (ordinary losses collectively known as “qualified late year ordinary loss”) may be deferred and treated as occurring on the first business day of the following fiscal year. The SAS I Fund did not have any such deferred losses for the tax year ended December 31, 2012.

(h) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Distributions will be paid annually on the Common Shares in amounts representing substantially all of the net investment income and net capital gains, if any, earned each year. Each shareholder will automatically be a participant under the SAS I Fund’s Dividend Reinvestment Plan (“DRP”) and have all income dividends and/or capital gains distributions automatically reinvested in additional Common Shares. Election not to participate in the DRP and to receive all income dividends and/or capital gain distributions, if any, in cash may be made by notice to the SAS I Fund.

Common Shares are issued pursuant to the DRP at the SAS I Fund’s NAV determined on the next valuation date following the ex-dividend date (the last date of a dividend period on which an investor can purchase Common Shares and still be entitled to receive the dividend).

(i) USE OF ESTIMATES

The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions relating to the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences may be significant.

(3) FAIR VALUE MEASUREMENTS

The SAS I Fund defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions.

The inputs used to determine fair value of the SAS I Fund’s investments are summarized in the three broad levels listed below:

•	Level 1 – unadjusted quoted prices in active markets for identical assets

•	Level 2 – investments with other significant observable inputs or investments that can be fully redeemed at the NAV in the ‘‘near term’’

•	Level 3 – investments with significant unobservable inputs or investments that cannot be fully redeemed at the NAV in the ‘‘near term’’; these are investments that generally have one or more of the

11

SALIENT ALTERNATIVE STRATEGIES I FUND

Notes to Financial Statements, continued

December 31, 2012

following characteristics: gated redemptions, suspended redemptions, or have lock-up periods greater than quarterly (or monthly for underlying investments where the SAS I Fund owns more than 25% of the Investment Fund’s total net assets)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

The following is a summary categorization, as of December 31, 2012, of the SAS I Fund’s investments based on the level of inputs utilized in determining the value of such investments:

	LEVEL 1	LEVEL 2	LEVEL 3	Total Investments
Investments
Investment in the Master Fund	$—	$—	$36,431,990	$36,431,990
Money Market Funds	401,591	—	—	401,591

Total Investments	$401,591	$—	$36,431,990	$36,833,581

The categorization of the SAS I Fund’s investment in the Master Fund as a Level 3 investment does not reflect the fact that many of the underlying investments held by the Investment Funds in which the Master Fund invests, if owned directly by the SAS I Fund, may be classified as Level 1 investments.

The following is a summary of quantitative information about significant unobservable valuation inputs for Level 3 fair value measurements for investments held as of December 31, 2012:

	Fair Value as of December 31, 2012	Valuation Technique	Liquidity of Investments	Adjustments To NAV **
Investment
Investment in the Master Fund	$36,431,990	NAV as Practical Expedient *	Greater than Quarterly	None

Total Investment	$36,431,990

*	Unobservable valuation input.
**

Amounts represent adjustments, if any, made to NAV provided by the investment manager or administrator of the Master Fund. Adjustments to the practical expedient NAV may be made under certain circumstances including, but not limited to, the probability that the Master Fund will be sold at a value significantly different than the reported expedient NAV.

The SAS I Fund discloses transfers between levels based on valuations at the end of the reporting period. The following is a reconciliation of Level 3 investments based on the inputs used to determine fair value:

	Investments
	Balance as of December 31, 2011	Gross Purchases	Gross (Sales)	Reinvestment of Dividends Received	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Balance as of December 31, 2012
Investment
Investment in the Master Fund	$59,733,144	$2,057,818	$(29,336,236)	$2,471,893	$(275,631)	$1,781,002	$36,431,990

Total Investment	$59,733,144	$2,057,818	$(29,336,236)	$2,471,893	$(275,631)	$1,781,002	$36,431,990

12

SALIENT ALTERNATIVE STRATEGIES I FUND

Notes to Financial Statements, continued

December 31, 2012

The net realized gain (loss) and change in unrealized appreciation/depreciation in the table above are reflected in the accompanying Statement of Operations. The change in unrealized appreciation/ depreciation from Level 3 investments held at December 31, 2012, is $1,781,002.

(4) SHAREHOLDERS ACCOUNTS

(a) ISSUANCE OF COMMON SHARES

Upon receipt from an eligible investor of an initial or additional application for Common Shares, which will generally be accepted as of the first business day of each month, the SAS I Fund will issue new Common Shares. The SAS I Fund issues Common Shares in a public offer registered under the Securities Act of 1933. No public market exists for the Common Shares, and none is expected to develop. The SAS I Fund is not required, and does not intend, to hold annual meetings of its shareholders. The Common Shares are subject to substantial restrictions on transferability and resale and may not be transferred or resold except as permitted under the SAS I Fund’s Declaration of Trust.

The SAS I Fund reserves the right to reject any applications for subscription of Common Shares. The $300,000 in subscriptions received in advance as of December 31, 2012, represents subscriptions for SAS I Fund Common Shares received prior to the January 2013 closing.

(b) REPURCHASE OF COMMON SHARES

A shareholder will not be eligible to have the SAS I Fund repurchase all or any portion of its Common Shares at the shareholder’s discretion at any time. The Adviser, which also serves as the investment adviser of the Master Fund, expects that it will recommend to the Board that the SAS I Fund offer to repurchase Common Shares each calendar quarter, pursuant to written tenders by shareholders. However, the Board retains the sole discretion to accept or reject the recommendation of the Adviser and to determine the amount of Common Shares, if any, that will be purchased in any tender offer that it does approve. Since the SAS I Fund’s assets are invested in the Master Fund, the ability of the SAS I Fund to have its Common Shares in the Master Fund be repurchased would be subject to the Master Fund’s repurchase policy. The Master Fund’s repurchase policy is substantially similar to the SAS I Fund’s repurchase policy as any tender offer by the Master Fund is subject to the sole discretion of the Board. In addition, the SAS I Fund may determine not to conduct a repurchase offer each time the Master Fund conducts a repurchase offer. In the event Common Shares are repurchased, there will be a substantial period of time between the date as of which shareholders must accept the SAS I Fund’s offer to repurchase their Common Shares and the date they can expect to receive payment for their Common Shares from the SAS I Fund.

(5) INVESTMENTS IN PORTFOLIO SECURITIES

As of December 31, 2012, substantially all of the investments made by the SAS I Fund were in the Master Fund.

(6) FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

In the normal course of business, the Investment Funds in which the SAS I Fund invests either directly or through the Master Fund may trade various derivative securities and other financial instruments, and may enter into various investment activities with off-balance sheet risk both as an investor and as a principal. The SAS I Fund’s risk of loss in these Investment Funds is limited to the SAS I Fund’s pro rata share of the value of such Investment Funds as held directly or through the Master Fund. In addition, the Master Fund may from time to time invest directly in derivative securities or other financial instruments to provide a certain type of exposure for the Master Fund’s overall portfolio.

13

SALIENT ALTERNATIVE STRATEGIES I FUND

Notes to Financial Statements, continued

December 31, 2012

(7) ADMINISTRATION AGREEMENT

In consideration for administrative, accounting, and recordkeeping services, the SAS I Fund pays the Independent Administrator a monthly administration fee based on the month end, aggregate, net asset value of the Master Fund and its feeder funds (each a “Fund” and collectively, the “Funds”) (net of any Fund’s net asset value invested in another Fund) (the “Fund’s NAV”). The SAS I Fund pays its pro rata share of total administration fees based on its proportionate net asset value to the aggregate net asset value of all Funds. The Funds are charged, on an annual basis, 6 basis points on the Fund’s NAV of up to $2 billion, 5 basis points on the Fund’s NAV between the amounts of $2 billion and $5 billion, 2 basis points on the Fund’s NAV between the amounts of $5 billion and $15 billion and 1.25 basis points on the Fund’s NAV over $15 billion. The Independent Administrator also provides the SAS I Fund with legal, compliance, transfer agency, and other investor related services at an additional cost.

(8) RELATED PARTY TRANSACTIONS

(a) INVESTMENT MANAGEMENT FEE

The Master Fund pays the Adviser an investment management fee (the “Investment Management Fee”), calculated and accrued monthly, and payable quarterly in arrears, equal to 0.0625% (0.75% annually) of the Master Fund’s NAV determined at the end of each month. So long as the SAS I Fund invests all of its investable assets in the Master Fund, the SAS I Fund will not pay the Adviser directly any Investment Management Fee; however, should the SAS I Fund not invest all of its investable assets in the Master Fund, it may be charged the 0.75% Investment Management Fee directly. The SAS I Fund’s shareholders bear an indirect portion of the Investment Management Fee paid by the Master Fund, through the SAS I Fund’s investment in the Master Fund. For the year ended December 31, 2012, the Investment Management Fee incurred by the Master Fund was $897,968.

(b) EXPENSE LIMITATION AGREEMENT

Through an expense limitation agreement (the “Expense Limitation Agreement”), the Adviser contractually agreed to limit total annualized expenses of the SAS I Fund, through January 31, 2012, including a portion of the indirect expenses (exclusive of borrowing and investment-related costs) allocated to the SAS I Fund from its proportionate investment in the Master Fund, to the amount of 2.0% of net assets of the SAS I Fund. This Expense Limitation Agreement has not been renewed.

Under the Expense Limitation Agreement, the Adviser is permitted to recover in later periods expenses it has borne to the extent that the SAS I Fund’s expenses fall below the lesser of the stated limit at the time of the waiver or the current stated limit. The SAS I Fund, however, is not obligated to pay any such amount beyond three years after the end of the fiscal year in which the Adviser reimbursed such expense. There were no remaining previously reimbursed expenses subject to recoupment as of December 31, 2012.

(c) DISTRIBUTION AND SERVICING AGREEMENTS

Salient Capital, L.P., an affiliate of the Adviser, acts as the distributor (the “Distributor”) of Common Shares of the SAS I Fund. The SAS I Fund’s Common Shares may be purchased through the Distributor, broker-dealers that have entered into selling agreements with the Distributor (“Selling Agents”), or registered investment advisers (“RIAs”) that have entered into an arrangement with the Distributor for such RIA to offer Common Shares. Neither the Distributor nor any Selling Agents or RIAs are obligated to buy from the SAS I Fund any of the Common Shares. There is no minimum aggregate amount of Common Shares of the SAS I Fund required to be purchased.

14

SALIENT ALTERNATIVE STRATEGIES I FUND

Notes to Financial Statements, continued

December 31, 2012

In consideration for providing or procuring investor services and administrative assistance to the SAS I Fund, the Adviser will receive a servicing fee (the “Servicing Fee”) equal to 0.25% (on an annualized basis) of each shareholders account balance, calculated at the end of each month, payable quarterly in arrears. The Adviser may engage one or more sub-servicing agents to provide some or all of the services. The Adviser or its affiliates also may pay a fee out of their own resources to sub-servicing agents.

(9) FINANCIAL HIGHLIGHTS

	Year Ended December 31, 2012	Year Ended December 31, 2011	For the period from April 1, 2010 through December 31, 2010[1]
Per share operating performance:
Net asset value, beginning of period	$14.21	$14.77	$15.00
Income (loss) from operations:
Net investment income (loss)[2]	(0.06)	0.15	0.15
Net realized and unrealized gain (loss) from investments	1.09	(0.57)	(0.23)

Net increase (decrease) resulting from operations	1.03	(0.42)	(0.08)
Distributions	(0.72)	(0.14)	(0.15)

Net asset value, end of period	$14.52	$14.21	$14.77

Net investment income (loss) to average net assets[3]	(0.39)%	1.04%	1.84%

Total operating expenses to average net assets[3]	0.39%	0.53%	1.49%

Total operating expenses to average net assets net of reimbursements or recoupments[3],4	0.39%	0.78%	0.71%

Portfolio turnover[5]	11.65%	54.92%	57.50%

Total return[6]	7.24%	(2.87)%	(0.51)%

Net Assets, end of period (000s)	$36,672	$59,390	$33,124

1	The SAS I Fund commenced operations on April 1, 2010.
2	Calculated using the average shares.
3

Ratios are calculated by dividing the indicated amount by average net assets measured at the end of each month during the period. The gross operating expenses are the expenses before reimbursement to the SAS I Fund or recoupment by the Adviser. Ratios have been annualized for periods less than twelve months.

4

In accordance with the Expense Limitation Agreement, reimbursed expenses include expenses of the Master Fund, accounting for 1.21% for the year ended December 31, 2012, 1.06% for the year ended December 31, 2011 and 1.29% for the period April 1, 2010 through December 31, 2010. The net expense ratio for the SAS I Fund, including the applicable Master Fund expenses, is 1.60%, 1.84% and 2.00%, for December 31, 2012, December 31, 2011 and the period April 1, 2010 through December 31, 2010, respectively.

5

The SAS I Fund is invested substantially in the Master Fund, therefore this ratio reflects the portfolio turnover of the Master Fund. Portfolio turnover is not annualized for periods less than twelve months.

6	The total return is calculated for the shareholders taken as a whole. Total return is not annualized for periods less than twelve months.

15

SALIENT ALTERNATIVE STRATEGIES I FUND

Notes to Financial Statements, continued

December 31, 2012

(10) SUBSEQUENT EVENTS

The SAS I Fund accepts initial or additional applications for Common Shares generally as of the first day of the month. Investor subscriptions for Common Shares totaled approximately $300,000 for January 2013.

Based on the net assets of the SAS I Fund, the Advisor recommended to the Board that a tender offer in an amount up to $6.5 million be made for the quarter ending March 31, 2013 to those shareholders who elect to tender their Common Shares prior to the expiration of the tender offer period. The Board approved such recommendation and a tender offer with a February 21, 2013 expiration date was mailed to investors of the SAS I Fund and approximately $5 million was tendered, which was accepted pursuant to the tender offer rules.

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements as of December 31, 2012.

16

SALIENT ALTERNATIVE STRATEGIES I FUND

Supplemental Information

December 31, 2012

(Unaudited)

Trustees and Officers

The SAS I Fund’s operations are managed under the direction and oversight of the Board. Each Trustee serves for an indefinite term or until he or she reaches mandatory retirement, if any, as established by the Board. The Board appoints the officers of the SAS I Fund who are responsible for the SAS I Fund’s day-to-day business decisions based on policies set by the Board. The officers serve at the pleasure of the Board.

The Trustees and officers of the SAS I Fund may also be trustees or officers of some or all of the other registered investment companies managed by the Adviser or its affiliates (the “Fund Complex”). The tables below show, for each Trustee and officer, his or her full name, address and age (as of December 31, 2012), the position held with the SAS I Fund, the length of time served in that position, his or her principal occupations during the last five years, the number of portfolios in the Fund Complex overseen by the Trustee, and other directorships held by such Trustee.

Compensation for Trustees

The SAS I Fund, Master Fund and Salient Alternative Strategies Fund together pay each of the Trustees who is not an “interested person” of the Adviser, as defined in the 1940 Act (the “Independent Trustees”) an annual retainer of $20,000, which is paid quarterly, and such compensation shall encompass attendance and participation at all Board meetings, and any Committee meetings thereof, including telephonic meetings. In the interest of retaining Independent Trustees of the highest quality, the Board intends to periodically review such compensation and may modify it as the Board deems appropriate.

Interested Trustees

Name, Address and Age	Position(s) Held	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
John A. Blaisdell(1) Age: 52 Address: c/o Salient Alternative Strategies Fund 4265 San Felipe, Suite 800, Houston, TX 77027	Trustee (Since 2010); Principal Executive Officer (Since 2011)	Member, Investment Committee of the Adviser, since 2002; Managing Director of Salient, since 2002	7	The Endowment Funds (investment companies) (five funds) since 2004; Salient MF Trust (investment company) (two funds) since 2012; Salient Midstream & MLP Fund (investment company) since 2012; Salient MLP & Energy Infrastructure Fund (investment company) since 2011

17

SALIENT ALTERNATIVE STRATEGIES I FUND

Supplemental Information, continued

December 31, 2012

(Unaudited)

Name, Address and Age	Position(s) Held	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Jeremy Radcliffe(1) Age: 38 Address: c/o Salient Alternative Strategies Fund 4265 San Felipe, Suite 800, Houston, TX 77027	Trustee; Secretary (Since 2010)	Member, Investment Committee of the Adviser, since 2002; Managing Director of Salient, since 2002	5	The Endowment Funds (investment companies) (five funds) since 2010; Salient MF Trust (investment company) (two funds) since 2012; Salient MLP & Energy Infrastructure Fund (investment company) since 2011

(1)

This person’s status as an “interested” trustee arises fromhis affiliation with Salient Advisors, L.P. (“Salient”), which itself is an affiliate of the Master Fund, Salient Alternative Strategies Fund and Salient Alternative Strategies I Fund.

Independent Trustees

Name, Address and Age	Position(s) Held	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Karin B. Bonding, CFA Age: 73 Address: c/o Salient Alternative Strategies Fund 4265 San Felipe, Suite 800, Houston, TX 77027	Trustee (Since 2010)	Lecturer, University of Virginia, since 1996; President of Capital Markets Institute, Inc. (fee- only financial planner and investment advisor) since 1996	7	The Endowment Funds (investment companies) (five funds) since 2010; Salient MF Trust (investment company) (two funds) since 2012; Salient Midstream & MLP Fund (investment company) since 2012; Salient MLP & Energy Infrastructure Fund (investment company) since 2011; Brandes Investment Trust (investment companies) (four funds) 2006-2012; Credit Suisse Alternative Capital Funds (investment companies) (six funds) 2005-2010

18

SALIENT ALTERNATIVE STRATEGIES I FUND

Supplemental Information, continued

December 31, 2012

(Unaudited)

Name, Address and Age	Position(s) Held	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Jonathan P. Carroll Age: 51 Address: c/o Salient Alternative Strategies Fund 4265 San Felipe, Suite 800, Houston, TX 77027	Trustee (Since 2010)	President of Lazarus Financial LLC (holding company) since 2006; private investor for the past six years	7	The Endowment Funds (investment companies) (five funds) since 2004; Salient MF Trust (investment company) (two funds) since 2012; Salient Midstream&MLP Fund (investment company) since 2012; Salient MLP &Energy Infrastructure Fund (investment company) since 2011
Dr. Bernard Harris Age: 56 Address: c/o Salient Alternative Strategies Fund 4265 San Felipe, Suite 800, Houston, TX 77027	Trustee (Since 2010)	Chief Executive Officer and Managing Partner, Vesalius Ventures, Inc (venture investing), since 2002; President of The Space Agency (marketing), since 1999; President of The Harris Foundation (non- profit), since 1998; clinical scientist, flight surgeon and astronaut for NASA, 1986 to 1996	7	The Endowment Funds (investment companies) (five funds) since 2009; Salient MF Trust (investment company) (two funds) since 2012; Salient Midstream&MLP Fund (investment company) since 2012; Salient MLP &Energy Infrastructure Fund (investment company) since 2011; AG Technologies, since 2009; ZOO SCORE “Counselors to America’s Small Business”, since 2009; Greater Houston Community Foundation, 2004-2009; Monebo Technologies Inc., since 2009; The National Math and Science Initiative, and Space Agency, since 2008; Communities in Schools, since 2007; American Telemedicine Association, since 2007; Sterling Bancshares, Inc., since 2007; RMD Networks, Inc., since 2006; BioHouston, since 2006; U.S. Physical Therapy, Inc., since 2005; Houston Technology Center, since 2004; Houston Angel Network, since 2004; The Harris Foundation, Inc., since 1998

19

SALIENT ALTERNATIVE STRATEGIES I FUND

Supplemental Information, continued

December 31, 2012

(Unaudited)

Name, Address and Age	Position(s) Held	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Richard C. Johnson Age: 75 Address: c/o Salient Alternative Strategies Fund 4265 San Felipe, Suite 800, Houston, TX 77027	Trustee (Since 2010)	Senior Counsel (retired) for Baker Botts LLP (law firm) since 2002; Managing Partner, Baker Botts, 1998 to 2002; practiced law at Baker Botts, 1966 to 2002 (1972 to 2002 as a partner)	7	The Endowment Funds (investment companies) (five funds) since 2004; Salient MF Trust (investment company) (two funds) since 2012; Salient Midstream&MLP Fund (investment company) since 2012; Salient MLP &Energy Infrastructure Fund (investment company) since 2011
G. Edward Powell Age: 76 Address: c/o Salient Alternative Strategies Fund 4265 San Felipe, Suite 800, Houston, TX 77027	Trustee (Since 2010)	Principal of Mills & Stowell (private equity) since 2002. Principal, Innovation Growth Partners (consulting), since 2002; Consultant to emerging and middle market businesses, 1994-2002; Managing Partner, PriceWaterhouse & Co. (Houston Office, 1982 to 1994)	7	The Endowment Funds (investment companies) (five funds) since 2004; Salient MF Trust (investment company) (two funds) since 2012; Salient Midstream & MLP Fund (investment company) since 2012; Salient MLP & Energy Infrastructure Fund (investment company) since 2011; Therapy Track, LLC, since 2009; Global Water Technologies, Inc.; Datavox Holdings, Inc.; Energy Services International, Inc., since 2004

20

SALIENT ALTERNATIVE STRATEGIES I FUND

Supplemental Information, continued

December 31, 2012

(Unaudited)

Name, Address and Age	Position(s) Held	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Scott E. Schwinger Age: 47 Address: c/o Salient Alternative Strategies Fund 4265 San Felipe, Suite 800, Houston, TX 77027	Trustee (Since 2010)	President, The McNair Group (management), since 2006; Senior Vice President and Chief Financial Officer, the Houston Texans (professional football team) (1999)	7	The Endowment Funds (investment companies) (five funds) since 2004; Salient MF Trust (investment company) (two funds) since 2012; Salient Midstream & MLP Fund (investment company) since 2012; Salient MLP & Energy Infrastructure Fund (investment company) since 2011; The Make-A-Wish Foundation, since 2008; YES Prep Public Schools, since 2001

Officers of the Fund Who Are Not Trustees

Name, Address and Age	Position(s) Held with the Fund	Principal Occupation(s) During the Past 5 Years
Paul Bachtold Age: 39 Address: c/o Salient Alternative Strategies Fund 4265 San Felipe, Suite 800, Houston, TX 77027	Chief Compliance Officer (Since 2010)	Chief Compliance Officer, Salient (since 2010); Consultant, Chicago Investment Group (compliance consulting), 2009-2010; US Compliance Manager, Barclays Global Investors, 2005-2008;
John E. Price Age: 45 Address: c/o Salient Alternative Strategies Fund 4265 San Felipe, Suite 800, Houston, TX 77027	Treasurer; Principal Financial Officer (Since 2010)	Managing Director and Chief Financial Officer, Adviser, since 2003; Partner, Managing Director and Chief Financial Officer, Salient, since 2003

21

SALIENT ALTERNATIVE STRATEGIES I FUND

Supplemental Information, continued

December 31, 2012

(Unaudited)

Allocation of Investments

The following chart indicates the allocation of investments among the asset classes in the Master Fund as of December 31, 2012.

Asset Class[1]	Fair Value%	%
Event Driven	$79,014	0.08
Top Down Alpha	24,863,125	25.64
Bottom Up Alpha	42,003,426	43.32
Tactical Credit	5,553,585	5.73
Money Market Funds	21,515,319	22.19
Corporate Bonds	1,856,407	1.91
Sovereign Bonds	1,087,806	1.13

Total Investments	$96,958,682	100.00

1	The complete list of investments included in each asset class is included in the Consolidated Schedule of Investments of the Master Fund.

Form N-Q Filings

The SAS I Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The SAS I Fund’s Form N-Q is available on the Securities and Exchange Commission website at http://www.sec.gov. The Master Fund’s Form N-Q may be reviewed and copied at the Securities and Exchange Commission Public Reference Room in Washington, DC and information regarding operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting Policies

A description of the policies and procedures that the SAS I Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-725-9456; and (ii) on the Securities and Exchange Commission website at http://www.sec.gov.

Information regarding how the SAS I Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 1-800-725-9456; and (ii) on the Securities and Exchange Commission website at http://www.sec.gov.

Additional Information

The SAS I Fund’s prospectus includes additional information about Trustees of the SAS IFund. The prospectus is available, without charge, upon request by calling 1-800-725-9456.

Privacy Policy

The SAS I Fund recognizes the importance of securing personal financial information. It is our policy to safeguard any personal and financial information that may be entrusted to us. The following is a description of the SAS I Fund’s policy regarding disclosure of nonpublic personal information.

22

SALIENT ALTERNATIVE STRATEGIES I FUND

Supplemental Information, continued

December 31, 2012

(Unaudited)

We collect nonpublic personal information as follows:

We collect information about our investors, including, but not limited to, the investor’s name, address, telephone number, e-mail address, social security number and date of birth. We collect that information from subscription agreements, other forms of correspondence that we receive from investors, from personal conversations and from affiliated entities as permitted by law.

We receive information about investor transactions with us, including, but not limited to, account number, account balance, investment amounts, withdrawal amounts and other financial information.

We are permitted by law to disclose nonpublic information we collect, as described above, to the SAS I Fund’s service providers, including the SAS I Fund’s investment adviser, sub-advisers, servicing agent, independent administrator, custodian, legal counsel, accountant and auditor. We do not disclose any nonpublic information about our current or former investors to nonaffiliated third parties, except as required or permitted by law. We restrict access to investor nonpublic personal information to those persons who require such information to provide products or services to investors. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard investors’ nonpublic personal information.

If an investor’s investment relationship with the SAS I Fund involves a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of such investor’s financial intermediary would govern how any nonpublic personal information would be shared by them with nonaffiliated third parties.

23

This Page Intentionally Left Blank

24

SALIENT ALTERNATIVE STRATEGIES MASTER FUND

Shareholders’ Report

December 31, 2012

25

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Trustees

Salient Alternative Strategies Master Fund:

We have audited the accompanying consolidated statement of assets and liabilities of Salient Alternative Strategies Master Fund and Subsidiary (the “Master Fund”), including the consolidated schedule of investments, as of December 31, 2012, and the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the years in the two-year period then ended, and the consolidated financial highlights for each of the years in the two-year period then ended and the period from February 1, 2010 (commencement of operations) to December 31, 2010. These consolidated financial statements and consolidated financial highlights are the responsibility of the Master Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and consolidated financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and investees; or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of Salient Alternative Strategies Master Fund and Subsidiary as of December 31, 2012, the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the two-year period then ended and the period from February 1, 2010 to December 31, 2010 in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Columbus, Ohio

March 1, 2013

26

SALIENT ALTERNATIVE STRATEGIES MASTER FUND

Consolidated Statement of Assets and Liabilities

December 31, 2012

Assets:
Investments in Investment Funds, at fair value (cost $59,464,059)	$66,945,565
Investments in securities, at fair value (cost $29,149,575)	30,013,117

Total investments	96,958,682
Cash	32,435,843
Deposits with brokers for futures contracts	9,090,609
Deposits with brokers for swap agreements	3,000,000
Foreign currency, at value (cost $96,598)	98,774
Receivable from investments sold	7,166,933
Dividends and interest receivable	3,663
Receivable from broker for swap agreements	176,100
Prepaids and other assets	5,523

Total assets	148,936,127

Liabilities:
Line of credit	33,672,384
Subscriptions received in advance	526,525
Redemptions payable	22,759,119
Distributions payable	100,000
Unrealized loss on swap agreements	89,277
Variation margin payable	153,230
Investment Management Fees payable	210,348
Administration fees payable	31,295
Interest expense payable	2,928
Accounts payable and accrued expenses	95,939

Total liabilities	57,641,045

Net assets	$91,295,082

Net assets consist of:
Paid-in-capital	$94,887,455
Accumulated net investment loss	(5,684,426)
Accumulated net realized loss	(5,632,716)
Net unrealized appreciation on investments	7,724,769

Net assets	$91,295,082

Net asset value per share outstanding (93,103 shares outstanding)	$980.58

See accompanying Notes to Consolidated Financial Statements.

27

SALIENT ALTERNATIVE STRATEGIES MASTER FUND

Consolidated Schedule of Investments

December 31, 2012

	Shares/ Principal Amount*	Fair Value	% of Net Assets
Investments in Investment Funds
Passive Foreign Investment Companies
Event Driven (0.09% of Net Assets)
King Street Capital, Ltd. (British Virgin Islands)	589	$79,014

Total Event Driven		79,014

Top Down Alpha (27.23% of Net Assets)
CTA
Salem Global Opportunity Fund (Offshore), Ltd. (Cayman Islands)	663	569,195
Global Macro
BTG Pactual Global Emerging Markets, Ltd. (Cayman Islands)	4,248	5,251,532
D.E. Shaw Heliant International Fund, L.P. (Bermuda)		10,977,250
MKP Opportunity Offshore, Ltd. (Cayman Islands)	27,946	8,065,148

Total Top Down Alpha		24,863,125

Bottom Up Alpha (46.01% of Net Assets)
Alphabet Offshore Fund, Ltd. (Cayman Islands)	7,000	7,156,522
AQR Delta Offshore Fund LP (Cayman Islands)		1,256,426
Blue Mountain Credit Alternatives Fund, Ltd. (Cayman Islands)	60,000	6,771,156
D.E. Shaw Composite International Fund (Bermuda)		55,105
Hudson Bay Overseas Fund, Ltd. (United States)	4,748	8,212,080
Millennium International, Ltd. (Cayman Islands)	6,000	6,163,978
Overseas CAP Partners, Inc. (Cayman Islands)	75	578,560
Saba Capital Offshore Fund, Ltd. (Cayman Islands)	10,898	11,247,012
Waterstone Market Neutral Offshore Fund, Ltd. (Cayman Islands)	2,303	562,587

Total Bottom Up Alpha		42,003,426

Total Investments in Investment Funds (Cost $59,464,059)		66,945,565	73.33%

Investments in Securities
Registered Investment Companies
United States
Exchange Traded Funds (6.08% of Net Assets)
Tactical Credit
Wisdom Tree Emerging Markets Local Debt Fund(1)	103,883	5,553,585

Total Tactical Credit		5,553,585

Total Exchange Traded Funds		5,553,585

See accompanying Notes to Consolidated Financial Statements.

28

SALIENT ALTERNATIVE STRATEGIES MASTER FUND

Consolidated Schedule of Investments, continued

December 31, 2012

	Shares/ Principal Amount*	Fair Value	% of Net Assets
Registered Investment Companies (continued)
United States (continued)
Money Market Funds (23.57% of Net Assets)
JPMorgan 100% U.S. Treasury Securities Money Market Fund(1)	21,515,319	$21,515,319

Total Money Market Funds		21,515,319

Total United States		27,068,904

Total Registered Investment Companies		27,068,904

Corporate Bonds (2.03% of Net Assets)
United States
Highland Park CDO, Ltd., 0.64%, 11/25/51(1)(2)	2,263,911	1,856,407

Total United States		1,856,407

Total Corporate Bonds		1,856,407

Sovereign Bonds (1.19% of Net Assets)
Mexico
Republic of Mexico, 6.50%, 06/10/21(1)(3)	12,950,000	1,087,806

Total Mexico		1,087,806

Total Sovereign Bonds		1,087,806

Total Investments in Securities (Cost $29,149,575)		30,013,117	32.87%

Total Investments (Cost $88,613,634)		$96,958,682	106.20%

All securities are non-income producing unless noted otherwise.

Investments are pledged as collateral to secure borrowings under the line of credit agreement.

*	Shares and principal amounts are listed for each investment as applicable for that investment type.
(1)	Income producing security
(2)	Variable or Floating Rate Security. Rate disclosed is as of December 31, 2012.
(3)	The principal amount is disclosed in local currency and the fair value is disclosed in U.S. Dollars.

See accompanying Notes to Consolidated Financial Statements.

29

SALIENT ALTERNATIVE STRATEGIES MASTER FUND

Consolidated Schedule of Investments, continued

December 31, 2012

Futures Contracts Sold:

Description	Expiration Date	Number of Contracts	Notional Amount at Value	Unrealized Appreciation (Depreciation)
Long Gilt	March 2013	4	$(772,597)	$3,250
CBOE Volatility Index	February 2013	276	(5,106,000)	(172,366)
10 Year Australia Treasury Bond	March 2013	6	(768,172)	363
NYMEX WTI Crude (a)	February 2013	26	(2,387,320)	(108,246)
Cotton No. 2 (a)	March 2013	21	(788,970)	(37,701)
Gold 100 OZ (a)	February 2013	4	(670,320)	16,587
Copper (a)	March 2013	12	(1,095,750)	2,448
Coffee "C" (a)	March 2013	30	(1,617,750)	138,773
Primary Aluminium (a)	February 2013	16	(824,400)	13,950
Live Cattle (a)	February 2013	26	(1,375,920)	(34,198)
Lean Hogs (a)	February 2013	8	(274,320)	(8,450)
LME Lead (a)	February 2013	11	(638,000)	(24,785)
Primary Nickel (a)	February 2013	5	(511,050)	13,874
Zinc (a)	February 2013	10	(517,000)	(11,469)
Natural Gas (a)	February 2013	4	(134,040)	13,277
SoyBean (a)	March 2013	7	(493,325)	22,199
Sugar #11 (World) (a)	March 2013	104	(2,272,525)	94
Silver (a)	March 2013	2	(302,270)	11,713

			$(20,549,729)	$(160,687)

Future Contracts Purchased:

Description	Expiration Date	Number of Contracts	Notional Amount at Value	Unrealized Appreciation (Depreciation)
FTSE/JSE Top 40 Index	March 2013	38	$1,575,350	$22,560
CAC 40 10 Euro	January 2013	18	865,209	(1,533)
E-Mini S&P 500	March 2013	13	923,065	(687)
E-Mini S&P MidCap 400	March 2013	10	1,018,100	8,972
German Stock Index	March 2013	4	1,005,490	(606)
Hang Seng China Enterprises Index	January 2013	13	960,332	15,866
Hang Seng Index	January 2013	8	1,170,180	9,228
SGX/S&P Cnx Nifty Index	January 2013	147	1,750,182	4,915
S&P/Toronto Stock Exchange 60 Index	March 2013	12	1,716,975	16,724
OMXS 30 Index	January 2013	43	732,797	2,617
Russell 2000 Mini Index	March 2013	9	761,940	18,738
FTSE/MIB Index	March 2013	7	753,131	19,374
Tokyo Price Index	March 2013	15	1,491,861	131,856

See accompanying Notes to Consolidated Financial Statements.

30

SALIENT ALTERNATIVE STRATEGIES MASTER FUND

Consolidated Schedule of Investments, continued

December 31, 2012

Description	Expiration Date	Number of Contracts	Notional Amount at Value	Unrealized Appreciation (Depreciation)
MSCI Taiwan Index	January 2013	33	$907,500	$10,411
CBOE Volatility Index	March 2013	76	1,489,600	(265,702)
CBOE Volatility Index (VIX)	April 2013	79	1,611,600	(157,662)
CBOE Volatility Index (VIX)	May 2013	79	1,659,000	(155,062)
CBOE Volatility Index (VIX)	June 2013	77	1,686,300	35,494
ASX SPI 200 Index	March 2013	14	1,677,308	16,761
FTSE 100 Index	March 2013	14	1,329,760	(12,561)
Corn (a)	March 2013	17	593,513	(34,276)
Cocoa (a)	March 2013	36	804,960	(111,220)
Brent Crude (a)	March 2013	13	1,428,570	47,286
Heating Oil (a)	February 2013	8	1,018,685	17,345
Gas Oil (a)	February 2013	11	1,019,700	1,346
Wheat (CBT) (a)	March 2013	13	505,700	(66,186)
GasOnline RBOB (a)	February 2013	8	927,931	45,724

			$31,384,739	$(380,278)

Swap Agreements:

Underlying Instrument	Counterparty	Maturity Date	Notional Amount at Value	Unrealized Gain (Loss)
GS-Strangle Index	Goldman Sachs International	9/5/2013	$15,712,313	$—
Salient DB Index (a)(b)	Deutsche Bank AG	12/18/2017	14,910,723	(89,277)

(a)	These investments are held by Salient Alternative Strategies Offshore Fund, Ltd. (the "Subsidiary").
(b)	Proprietary index linked to the performance of certain transactions, primarily over the counter foreign exchange and currency option transactions, undertaken by a number of segregated portfolios.

See accompanying Notes to Consolidated Financial Statements.

31

SALIENT ALTERNATIVE STRATEGIES MASTER FUND

Consolidated Statement of Operations

Year Ended December 31, 2012

Investment income:
Dividend income	$311,127
Interest income	289,632

Total investment income	600,759

Expenses:
Investment Management Fees	897,968
Administration fees	95,087
Amortization of offering costs	20,187
Interest expense	502,971
Legal fees	141,291
Professional fees	83,180
Trustees fees	120,000
Other expenses	131,679

Total expenses	1,992,363

Net investment loss	(1,391,604)

Net realized and unrealized gains (losses) from investments:
Net realized gains from investments and foreign currency translations	1,024,693
Net realized loss from futures contracts	(26,121)
Net realized gains from written option contracts	158,879
Net realized gains from swap agreements	712,313
Change in unrealized appreciation/depreciation from investments	8,400,729

Net realized and unrealized gains from investments	10,270,493

Net increase in net assets resulting from operations	$8,878,889

See accompanying Notes to Consolidated Financial Statements.

32

SALIENT ALTERNATIVE STRATEGIES MASTER FUND

Statements of Changes in Net Assets

	Year Ended December 31, 2012 (Consolidated)	Year Ended December 31, 2011
Net assets, beginning of period	$125,916,374	$99,974,045
Net increase (decrease) in net assets resulting from operations:
Net investment loss	(1,391,604)	(968,331)
Net realized gains from investments	1,869,764	58,902
Change in unrealized appreciation/depreciation from investments	8,400,729	(3,053,324)

Net increase (decrease) in net assets resulting from operations	8,878,889	(3,962,753)

Distributions	(5,895,439)	(2,277,491)

Change in net assets from distributions	(5,895,439)	(2,277,491)

Capital Transactions:
Subscriptions	5,430,389	48,025,363
Proceeds from reinvestment of dividends	5,782,331	2,167,491
Redemptions	(48,817,462)	(18,010,281)

Change in net assets from capital transactions	(37,604,742)	32,182,573

Net assets, end of period	$91,295,082	$125,916,374

Accumulated net investment loss	$(5,684,426)	$(2,818,263)

Share Transactions:
Issued	5,511	47,252
Reinvested	5,896	2,257
Redeemed	(49,434)	(18,635)

Change in shares	(38,027)	30,874

See accompanying Notes to Consolidated Financial Statements.

33

SALIENT ALTERNATIVE STRATEGIES MASTER FUND

Consolidated Statement of Cash Flows

Year Ended December 31, 2012

Cash flows from operating activities:
Net increase in net assets resulting from operations	$8,878,889
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Purchases of investments	(68,883,881)
Proceeds from disposition of investments	141,609,048
Net realized gains from investments	(1,024,693)
Net realized gains from written options contracts	(158,879)
Net realized gains from foreign currency	2,447
Change in unrealized appreciation/depreciation from investments	(8,400,729)
Change in unrealized appreciation/depreciation from foreign currency	9,932
Accretion of discount	(8,491)
Change in operating assets and liabilities:
Deposits with brokers for futures contracts	(9,631,575)
Deposits with brokers for swap agreements	(3,000,000)
Foreign currency, at fair value	(98,774)
Receivable from investments sold	(4,227,422)
Dividends and interest receivable	232,595
Receivable from broker on swap agreements	(176,100)
Variation margin on future contracts	153,230
Prepaids and other assets	(1,906)
Investment Management Fees payable	(50,910)
Administration fees payable	31,295
Interest expense payable	(51,029)
Accounts payable and accrued expenses	37,881

Net cash provided by operating activities	55,240,928

Cash flows from financing activities:
Subscriptions	5,956,914
Redemptions	(39,442,977)
Distributions	(123,108)
Proceeds from line of credit	43,000,000
Repayments on line of credit	(32,350,000)

Net cash used in financing activities	(22,959,171)

Net increase in cash	32,281,757
Cash at beginning of period	154,086

Cash at end of period	$32,435,843

Supplemental schedule of cash activity:
Cash paid for interest	$554,000
Supplemental schedule of non-cash activity:
Proceeds from reinvestment of dividends	$5,782,331

See accompanying Notes to Consolidated Financial Statements.

34

SALIENT ALTERNATIVE STRATEGIES MASTER FUND

Notes to Consolidated Financial Statements

December 31, 2012

(1) ORGANIZATION

Salient Alternative Strategies Master Fund (the “Master Fund”), a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), commenced operations on February 1, 2010, as a non-diversified, closed-end management investment company. The Master Fund is the master fund in a master-feeder structure in which there are currently three feeder funds. The Master Fund has authorized and issued 900,000 and 93,103, respectively, common shares of beneficial interest (“Common Shares”), which may be issued in more than one class or series.

The Master Fund’s investment objective is to generate returns that are marked by relatively moderate volatility as measured by annualized standard deviation and relatively low correlation to equity and other “risk” markets. Prior to June 21, 2012, the Master Fund’s investment objective was to generate positive returns regardless of the overall direction of various markets. The Master Fund pursues its investment objective by investing its assets across a variety of investment funds (the “Investment Funds”), individual securities, swaps, futures and/or other derivatives. The Investment Funds are managed by a carefully selected group of investment managers identified by the Adviser, as hereinafter defined. The various styles and strategies employed by the Investment Funds and supplemented by the Master Fund’s direct investments, serve to achieve a portfolio that is broadly allocated.

The board of trustees (each member thereof a “Trustee” and collectively the “Board”) is authorized to engage an investment adviser, and pursuant to an investment management agreement (the “Investment Management Agreement”), it has selected Salient Advisors, L.P. (the “Adviser”) to manage the Master Fund’s portfolio and operations. The Adviser is a Texas limited partnership that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and is registered with the Commodities Futures Trading Commission (“CFTC”) as a commodity pool operator and commodities trading advisor, and is a member of the National Futures Association. Under the Investment Management Agreement, the Adviser is responsible for the establishment of an investment committee, which is responsible for developing, implementing, and supervising the Master Fund’s investment program subject to the ultimate supervision of the Board.

The Master Fund may invest up to 25% of its total assets in Salient Alternative Strategies Offshore Fund, Ltd. (the “Subsidiary”). The Subsidiary, which is wholly-owned by the Master Fund, and therefore consolidated in the Master Fund’s Consolidated Financial Statements, is organized under the laws of the Cayman Islands. The Subsidiary was formed on June 12, 2012, and has been consolidated since its formation. The Master Fund invests in the Subsidiary in order to gain exposure to the commodities markets within the limitations of the federal tax law requirements applicable to regulated investment companies (“RIC”). Where the context requires, the “Master Fund” includes both the Master Fund and the Subsidiary.

Under the Master Fund’s organizational documents, the Master Fund’s Trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Master Fund. In the normal course of business, the Master Fund enters into contracts with service providers, which also provide for indemnifications by the Master Fund. The Master Fund’s maximum exposure under these arrangements is unknown as this would involve any future potential claims that may be made against the Master Fund. However, based on experience, management expects that risk of loss to be remote.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

(a) BASIS OF ACCOUNTING

The accounting and reporting policies of the Master Fund conform with U.S. generally accepted accounting principles (“U.S. GAAP”).

35

SALIENT ALTERNATIVE STRATEGIES MASTER FUND

Notes to Consolidated Financial Statements, continued

December 31, 2012

The consolidated financial statements include the accounts of the Master Fund and the Subsidiary. All significant intercompany accounts and transactions have been eliminated in consolidation.

(b) CASH EQUIVALENTS

The Master Fund considers all unpledged temporary cash investments with a maturity date at the time of purchase of three months or less to be cash equivalents.

(c) PORTFOLIO SECURITIES TRANSACTIONS

The Master Fund records investment transactions on a trade-date basis.

Investments that are held by the Master Fund are marked to fair value at the date of the consolidated financial statements, and the corresponding change in unrealized appreciation/depreciation is included in the Consolidated Statement of Operations.

Realized gains or losses on the disposition of investments are accounted for based on the first in first out (“FIFO”) method.

(d) VALUATION OF INVESTMENTS

The valuation of the Master Fund’s investments is determined as of the close of business at the end of each reporting period, generally monthly. The valuation of the Master Fund’s investments is calculated by Citi Fund Services Ohio, Inc., the Master Fund’s independent administrator (the “Independent Administrator”).

The Board has formed a valuation committee (the “Board Valuation Committee”) that is responsible for overseeing the Master Fund’s valuation policies, making recommendations to the Board on valuation-related matters, and overseeing implementation by the Adviser of such valuation policies.

The Board has also authorized the establishment of a valuation committee of the Adviser (the “Adviser Valuation Committee”). The function of the Adviser Valuation Committee, subject to the oversight of the Board Valuation Committee and the Board, is generally to review valuation methodologies, valuation determinations, and any information provided to the Adviser Valuation Committee by the Adviser or the Independent Administrator.

The Master Fund is not able to obtain complete underlying investment holding details on each of the Investment Funds comprising the total portfolio in order to determine if the Master Fund’s proportional, aggregated, indirect share of any investments held by the Investment Funds exceeds 5% of net assets of the Master Fund as of December 31, 2012.

Investments held by the Master Fund are valued as follows:

•

INVESTMENT FUNDS—Investments in Investment Funds are carried at fair value, using the net asset value (the “NAV”) as a practical expedient, as provided to the Independent Administrator by the investment managers of such Investment Funds or the administrators of such Investment Funds. These Investment Funds value their underlying investments in accordance with policies established by such Investment Funds. Prior to investing in any Investment Fund, the Adviser Valuation Committee, as part of the due diligence process, conducts a review of the valuation methodologies employed by the

36

SALIENT ALTERNATIVE STRATEGIES MASTER FUND

Notes to Consolidated Financial Statements, continued

December 31, 2012

Investment Fund to determine whether such methods are appropriate for the asset types. All of the Master Fund’s valuations utilize financial information supplied by each Investment Fund and are net of management and estimated performance incentive fees or allocations payable to the Investment Funds’ managers pursuant to the Investment Funds’ agreements. Generally, Investment Funds in which the Master Fund invests will use market value when available, and otherwise use principles of fair value applied in good faith. The Adviser Valuation Committee will consider whether it is appropriate, in light of the relevant circumstances, to value shares at NAV as reported by an Investment Fund for valuation purposes, or whether to adjust such reported value to reflect an adjusted fair value. Because of the inherent uncertainty of valuation, fair value may differ significantly from the value that would have been used had readily available markets for the investments in Investment Funds existed. The Master Fund’s investments in Investment Funds are subject to the terms and conditions of the respective operating agreements and offering memoranda of such Investment Funds. Investment Funds are typically categorized as Level 2 or 3 in the fair value hierarchy based upon liquidity.

•

SECURITIES LISTED ON A SECURITIES EXCHANGE OR OVER-THE-COUNTER EXCHANGES—In general, the Master Fund values these securities at their last sales price on the exchange or over-the-counter exchange on the valuation date. If the security is listed on more than one exchange, the Master Fund uses the price from the exchange that is considers to be the principal exchange on which the security is traded. If there have been no sales for that day on the exchange where the security is principally traded, then the price of the security will be valued at the mean between the closing “bid” and “ask” prices on the valuation date. In these situations, valuations are typically categorized as Level 1 in the fair value hierarchy. Securities traded on a foreign securities exchange will generally be valued at their closing prices on the exchange where such securities are primarily traded, and translated into U.S. dollars at the current exchange rate. If an event occurred between the close of the foreign exchange and the valuation date of the Master Fund’s NAV that would materially affect the value of the security and the NAV of the Master Fund, the value of such security and the NAV of the Master Fund will be adjusted to reflect the change in the estimated value of the security.

•

DERIVATIVES—Derivatives are generally valued using independent pricing services and/or agreements with counterparties or other procedures approved by the Board. Exchange traded futures contracts are valued using quoted final settlement prices from the national exchange on which they are principally traded and are typically categorized as Level 1 in the fair value hierarchy. Options that are listed on a securities exchange are valued at the closing “bid” and “ask” prices for such options on the date of determination and are typically categorized as Level 2 in the fair value hierarchy. If no such bid or ask price is reported, the positions shall be valued at the last sales price on the valuation day. If no such sales price is reported by such exchange on the valuation date, the Adviser Valuation Committee in conjunction with the Independent Administrator will determine the fair value of such options in good faith using information that is available at such time. Such fair valued options are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based upon the inputs used to value the options. Non exchange-traded derivatives, such as swap agreements are valued based on procedures approved by the Board and are typically categorized as Level 2 in the fair value hierarchy. Equity swap agreements are valued at their last sale price on the over-the-counter market on the valuation date. If no such price is reported by such exchange or over-the-counter market on the valuation date, the Adviser Valuation Committee and/or the Board Valuation Committee will determine the fair value in good faith using information that is available at such time. Such fair valued investments are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based upon the inputs used to value the investments.

37

SALIENT ALTERNATIVE STRATEGIES MASTER FUND

Notes to Consolidated Financial Statements, continued

December 31, 2012

•

OTHER—Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share and are categorized as Level 1 in the fair value hierarchy, based on the inputs used to value the investments. Where no value is readily available from a Investment Fund or other security, or where a value supplied by a Investment Fund is deemed not to be indicative of the Investment Fund’s value, the Adviser Valuation Committee and/or the Board Valuation Committee, in consultation with the Independent Administrator or the Adviser, will determine, in good faith, the fair value of the Investment Fund or other security. Such fair valued investments are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based upon the inputs used to value the investments.

Fixed-income securities are valued according to prices as furnished by an independent pricing service or broker/dealer quotes and are typically categorized as Level 2 in the fair value hierarchy. Fixed-income securities maturing within a relatively short time frame may be valued at amortized cost, which approximates market value and are typically categorized as Level 2 in the fair value hierarchy.

•

SECURITIES NOT ACTIVELY TRADED—The value of securities, derivatives or synthetic securities that are not actively traded on an exchange shall be determined by obtaining quotes from brokers that normally deal in such securities or by an unaffiliated pricing service that may use actual trade data or procedures using market indices, matrices, yield curves, specific trading characteristics of certain groups of securities, pricing models or a combination of these procedures. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy. Securities for which independent pricing services are not available are valued by the Adviser Valuation Committee and/or the Board Valuation Committee pursuant to the fair valuation procedures approved by the Board and are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based upon the inputs used to value the investments.

(e) FOREIGN CURRENCY

The accounting records of the Master Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollar amounts at current exchange rates on the date of valuation. Purchases and sales of investments denominated in foreign currencies are translated into U.S. dollar amounts at the exchange rate on the respective dates of such transactions.

(f) DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

All open derivative positions at year-end are reflected in the Master Fund’s Consolidated Schedule of Investments. In addition to the derivatives held by the Master Fund, the Investment Funds may have directly engaged in derivative transactions during the period. The following is a description of the derivative instruments that the Master Fund utilizes as part of an asset overlay strategy to create investment exposure consistent with the Master Fund’s investment objectives, including the primary underlying risk exposures related to each instrument type.

OPTIONS—The Master Fund invests in option contracts as part of an asset overlay strategy to create investment exposure consistent with the Master Fund’s investment objectives. During the period, the Master Fund invested in written put option contracts to better manage risk related to certain strategies in the Master Fund’s portfolio.

38

SALIENT ALTERNATIVE STRATEGIES MASTER FUND

Notes to Consolidated Financial Statements, continued

December 31, 2012

The Master Fund had the following transactions in written put options during the year ended December 31, 2012:

	Number of Contracts	Premiums Received
Options outstanding at December 31, 2011	—	$—
Options written	(10,784)	(158,879)
Options expired	10,784	158,879

Options outstanding at December 31, 2012	—	$—

FUTURES CONTRACTS—The Master Fund invests in futures contracts to gain exposure to, or hedge against, changes in the value of equities, commodities, interest rates or foreign markets. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into a futures contract, the Master Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). In general, payments are made by the Master Fund to the broker if total equity falls below the initial margin when marked to the closing price at the end of each day. The underlying securities are not physically delivered. The Master Fund recognizes a gain or loss equal to the daily fluctuations in the value of the underlying security. Should market conditions move unexpectedly, the Master Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions involves, to varying degrees, elements of market risk (generally equity price risk related to stock index or equity futures contracts, interest rate risk related to bond futures contracts, and commodity price risk related to commodity futures contracts) and exposure to loss. The face or contract amounts reflect the extent of the total exposure the Master Fund has in the particular classes of instruments. Among other risks, the use of futures contracts may cause the Master Fund to have imperfect correlation due to differences between movements in the price of the futures contracts and the market value of the underlying securities and the possibility of an illiquid market for a futures contract. With futures contracts, there is minimal counterparty risk to the Master Fund since the futures contracts are exchange-traded and the exchange’s clearinghouse, as the counterparty to all exchange-traded futures, guarantees the futures against default.

SWAP AGREEMENTS—The Master Fund invests in swap agreements to replicate the performance of a particular Investment Fund or to adjust or hedge market or risk exposure. As of year-end, the Master Fund is invested in equity and propriety index swaps. Swap agreements are two-party contracts entered into for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns earned on specified assets, such as the return on, or increase in value of a particular dollar amount invested at a particular interest rate, in a particular non-U.S. currency, or in a “basket” of securities representing a particular index. The Master Fund typically enters into swap agreements on a net basis, paying or receiving the net amount of the two returns exchanged. Swap agreements do not involve the physical delivery of assets, thereby limiting the risk of loss to the Master Fund to the net amount of payments it is contractually obligated to make. The Master Fund remains subject to credit risk with respect to the net amount expected to be received from the other party. However, the Master Fund seeks to minimize this risk by generally requiring collateral, in the form of cash, to be held in a broker segregated account for swap agreements. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary securities transactions. The use of swap agreements involves, to varying degrees, elements of market risk, equity risk, and counterparty risk.

39

SALIENT ALTERNATIVE STRATEGIES MASTER FUND

Notes to Consolidated Financial Statements, continued

December 31, 2012

On February 9, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted amendments to its rules that altered the ability of the Master Fund to continue to claim certain exclusions. Prior to adopting these amendments, registered investment companies could engage in unlimited futures transactions and options thereon, provided that the investment advisor to the company claimed an exclusion from regulation as a commodity pool operator. In connection with its management of the Master Fund, the Adviser claimed such an exclusion from registration as a commodity pool operator and trading adviser under the Commodity Exchange Act, as amended (the “CEA”). Therefore, for the year ended December 31, 2012, neither the Master Fund nor the Adviser was subject to the registration and regulatory requirements of the CEA. However, pursuant to these amendments, the Adviser was required to register as a commodity pool operator and is subject to regulation and additional reporting requirements under the CEA effective January 1, 2013. Certain aspects of the amended rules are yet to be determined, and such determination may dictate the appropriate course of action for the Master Fund with respect to its CFTC compliance obligations. Such regulatory aspects, when determined, may increase costs for the Master Fund.

On November 30, 2012 the CFTC issued relief for fund of fund operators who may otherwise be required to register with the CFTC as commodity pool operators by December 31, 2012 but do not have access to information from the investment funds in which they are invested in order to determine whether registration is required. This relief delays the registration date for such operators until the later of June 30, 2013 or six months from the date the CFTC issues revised guidance on the application of certain thresholds with respect to investments in commodities held by funds of funds. As of December 31, 2012, the Master Fund has filed as required with the CFTC in order to claim this no-action relief, which is effective upon receipt of the filing.

In addition, the CFTC, in conjunction with other federal regulators, also recently proposed stricter margin requirements for certain swap transactions. If adopted, the proposed requirements could increase the amount of margin necessary to conduct many swap transactions, limit the types of assets that can be used as collateral for such transactions, and impose other restrictions. The CFTC amendments and/or the rule proposals may affect the ability of the Master Fund to use swap agreements as well as futures contracts and options on futures contracts or commodities and may substantially increase regulatory compliance costs for the Adviser and the Master Fund. As of the date of this report, the ultimate impact of the CFTC amendments and/or the rule proposals on the Master Fund is uncertain.

The following is a summary of the fair value of derivative instruments held directly by the Master Fund as of December 31, 2012, and where such derivatives are recorded:

	Assets	Liabilities
	Variation Margin^	Unrealized Loss on Swap Agreements	Variation Margin^
Equity Risk Exposure:
Futures Contracts	$661,745	$—	$1,202,710
Total Return Swap Agreements	—	89,277	—

^

Includes cumulative appreciation/depreciation on futures contracts as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.

40

SALIENT ALTERNATIVE STRATEGIES MASTER FUND

Notes to Consolidated Financial Statements, continued

December 31, 2012

The following is a summary of the effect of derivative instruments on the Consolidated Statement of Operations for the year ended December 31, 2012:

	Net Realized Gain (Loss) from Derivatives	Change in Unrealized Appreciation/ Depreciation from Derivatives
Equity Risk Exposure:
Futures Contracts	$(26,121)	$(540,965)
Written Put Options	158,879	—
Total Return Swap Agreements	712,313	(89,277)

Volume of Derivative Activity

The following is a summary of the average monthly notional value of futures contracts purchased and sold in the Master Fund for the year ended December 31, 2012, as well as the notional amount of futures contracts outstanding as of December 31, 2012:

	Monthly Average Notional Amount	Notional Amount Outstanding at December 31, 2012
Futures contracts purchased	$17,699,342	$31,384,739
Futures contracts sold	(9,293,129)	(20,549,729)
Swap agreements	7,639,803	30,623,036

(g) INVESTMENT INCOME

For investments in securities, dividend income is recorded on the ex-dividend date, net of withholding taxes. Interest income is recorded as earned on the accrual basis and includes amortization of premiums or accretion of discounts.

(h) FUND EXPENSES

Unless otherwise voluntarily or contractually assumed by the Adviser or another party, the Master Fund bears all expenses incurred in its business including, but not limited to, the following: all costs and expenses related to investment transactions and positions for the Master Fund’s account; interest expenses and loan fees; legal fees; accounting, auditing and tax preparation fees; recordkeeping and custodial fees; costs of computing the Master Fund’s NAV; research expenses; costs of insurance; registration expenses; offering costs; transfer taxes and taxes withheld on non-U.S. dividends; and other types of expenses as may be approved from time to time by the Adviser. Offering costs are amortized over a twelve-month period or less from the date they are incurred. Organization costs, if any, are expensed as incurred.

(i) INCOME TAXES

The Master Fund intends to continue to qualify as a RIC by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code, and to make distributions from net investment income and from net realized capital gains sufficient to relieve it from all, or substantially all, federal income and excise taxes. When investing in Investment Funds, the Master Fund generally invests its assets in foreign corporations that are classified as passive foreign investment companies (“PFICs”). Investments in foreign securities may result in foreign taxes being withheld by the issuer of such

41

SALIENT ALTERNATIVE STRATEGIES MASTER FUND

Notes to Consolidated Financial Statements, continued

December 31, 2012

securities. As of December 31, 2012, the Master Fund intends to obtain automatic Internal Revenue Service approval to change its tax year end to December 31.

For the current open tax year and for all major jurisdictions, management of the Master Fund has evaluated the tax positions taken or expected to be taken in the course of preparing the Master Fund’s tax returns to determine whether the tax positions will “more-likely-than-not” be sustained by the Master Fund upon challenge by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold and that would result in a tax benefit or expense to the Master Fund would be recorded as a tax benefit or expense in the current period. For the year ended December 31, 2012, the Master Fund did not recognize any amounts for unrecognized tax benefit/expense. A reconciliation of unrecognized tax benefit/expense is not provided herein, as the beginning and ending amounts of unrecognized tax benefit/expense are zero, with no interim additions, reductions or settlements. Tax positions taken in tax years which remain open under the statute of limitations (generally three years for federal income tax purposes) are subject to examination by tax authorities.

The Subsidiary is an exempted Cayman investment company for tax purposes. The Subsidiary has made an application to the Governor-in-Council of the Cayman Islands for, and has received, an undertaking exempting it from all local income, profits and capital gains taxes for a period of 20 years. Currently, no such taxes are levied in the Cayman Islands.

The Subsidiary is a Controlled Foreign Corporation for U.S. income tax purposes, and is therefore not subject to U.S. income tax. However, as a wholly-owned Controlled Foreign Corporation, the Subsidiary’s net income and capital gains, to the extent of its earnings and profits, are consolidated into the Master Fund’s investment company taxable income.

The Master Fund’s tax cost as of December 31, 2012, was $98,038,925 resulting in accumulated net unrealized appreciation of $(1,019,659) consisting of $8,791,043 in gross unrealized appreciation and $(9,810,702) in gross unrealized depreciation.

As of the applicable tax years ended in 2012, the following reclassifications have been made to increase (decrease) such accounts in the Master Fund with offsetting adjustments as indicated:

	Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses)	Paid-in-Capital
December 31, 2012	$2,248,975	$(2,248,975)	$—
October 31, 2012	2,171,905	(2,171,905)	—

The tax character of dividends paid to shareholders during the applicable tax years ended in 2012 was as follows:

	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Return of Capital	Total Distributions Paid
December 31, 2012	$5,792,106	$—	$5,792,106	$—	$5,792,106
October 31, 2012	2,380,824	—	2,380,824	—	2,380,824

The tax character of dividends paid to shareholders during the tax year ended October 31, 2011 was as follows:

	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Return of Capital	Total Distributions Paid
October 31, 2011	$1,580,169	$—	$1,580,169	$—	$1,580,169

42

SALIENT ALTERNATIVE STRATEGIES MASTER FUND

Notes to Consolidated Financial Statements, continued

December 31, 2012

As of the applicable tax years ended in 2012, the components of accumulated earnings (deficit) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)(1)	Total Accumulated Earnings (Deficit)
December 31, 2012	$2,883,025	$—	$(5,455,739)	$(1,019,659)	$(3,592,373)
October 31, 2012	5,792,106	—	(6,843,545)	(252,019)	(1,303,458)

(1)

The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to the realization for tax purposes of unrealized gains/losses on investments in passive foreign investment companies.

As of December 31, 2012, the Master Fund had net capital loss carryforwards (“CLCFs”) as summarized in the tables below:

CLCFs subject to expiration:

Amount	Expires
$1,141,078	2018
2,010,908	2019

CLCFs not subject to expiration:

Short-term Amount	Long-term Amount	Total
$—	$2,303,753	$2,303,753

These amounts will be available to offset future taxable capital gains. It is the Board’s intent that the Master Fund will not distribute any realized gain distributions until the carryforwards have been offset or expire. Under the Regulated Investment Company Modernization Act of 2010, the Master Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Under current tax law, capital losses and specified ordinary losses realized after October 31 and non-specified ordinary losses incurred after December 31 (ordinary losses collectively known as “qualified late year ordinary loss”) may be deferred and treated as occurring on the first business day of the following tax year. The Master Fund had deferred losses, which will be treated as arising on the first day of the following tax year ends:

	Post-October Capital Loss Deferred	Qualified Late Year Ordinary Loss Deferred
December 31, 2013	$—	$—
December 31, 2012	—	566,721

(j) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Distributions will be paid annually on the Common Shares in amounts representing substantially all of the net investment income and net capital gains, if any, earned each year. Each shareholder will automatically be a participant under the Master Fund’s Dividend Reinvestment Plan (“DRP”) and have all income dividends and/or

43

SALIENT ALTERNATIVE STRATEGIES MASTER FUND

Notes to Consolidated Financial Statements, continued

December 31, 2012

capital gains distributions automatically reinvested in additional Common Shares. Election not to participate in the DRP and to receive all income dividends and/or capital gain distributions, if any, in cash may be made by notice to the Master Fund.

Common Shares are issued pursuant to the DRP at the Master Fund’s NAV determined on the next valuation date following the ex-dividend date (the last date of a dividend period in which an investor can purchase Common Shares and still be entitled to receive the dividend).

(k) USE OF ESTIMATES

The preparation of the consolidated financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions relating to the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences may be significant.

(l) RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

In December 2011, Financial Accounting Standards Board issued Accounting Standards Update No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”) requiring disclosure of both gross and net information related to offsetting and related arrangements enabling users of its financial statements to understand the effect of those arrangements on the entity’s financial position. The objective of this disclosure is to facilitate comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards. ASU 2011-11 is effective for interim and annual periods beginning on or after January 1, 2013. The adoption of ASU 2011-11 will have no effect on the Master Fund’s net assets. At this time, management is evaluating any impact ASU 2011-11 may have on the Master Fund’s financial statement disclosures.

(3) FAIR VALUE MEASUREMENTS

The Master Fund defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions.

The inputs used to determine the fair value of the Master Fund’s investments are summarized in the three broad levels listed below:

•	Level 1—unadjusted quoted prices in active markets for identical assets

•	Level 2—investments with other significant observable inputs or investments that can be fully redeemed at the NAV in the “near term”

•

Level 3—investments with significant unobservable inputs (which may include the Master Fund’s own assumptions in determining the fair value of investments) or investments that cannot be fully redeemed at the NAV in the “near term”; these are investments that generally have one or more of the following characteristics: gated redemptions, suspended redemptions, or have lock-up periods greater than quarterly (or monthly for underlying investments where the Master Fund owns more than 25% of the Investment Fund’s total net assets)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

44

SALIENT ALTERNATIVE STRATEGIES MASTER FUND

Notes to Consolidated Financial Statements, continued

December 31, 2012

The following is a summary categorization as of December 31, 2012, of the Master Fund’s investments based on the level of inputs utilized in determining the value of such investments:

	LEVEL 1		LEVEL 2		LEVEL 3	Total
	Investments	Other Financial Instruments^	Investments	Other Financial Instruments^	Investments	Investments	Other Financial Instruments^
Investment Funds
Passive Foreign Investment Companies
Event Driven	$—	$—	$—	$—	$79,014	$79,014	$—
Top Down Alpha	—	—	13,885,875	—	10,977,250	24,863,125	—
Bottom Up Alpha	—	—	28,434,627	—	13,568,799	42,003,426	—
Investment Securities
Registered Investment Companies
Money Market Funds	21,515,319	—	—	—	—	21,515,319	—
Tactical Credit	5,553,585	—	—	—	—	5,553,585	—
Corporate Bonds	—	—	1,856,407	—	—	1,856,407	—
Sovereign Bonds	—	—	1,087,806	—	—	1,087,806	—
Derivative Instruments
Futures Contracts	—	(540,965)	—	—	—	—	(540,965)
Equity Swap Agreements	—	—	—	(89,277)	—	—	(89,277)

Total	$27,068,904	$(540,965)	$45,264,715	$(89,277)	$24,625,063	$96,958,682	$(630,242)

^

Other financial instruments include any derivative instruments not reflected in the Consolidated Schedule of Investments as Investments, such as futures contracts and swap agreements. These financial instruments are generally recorded in the consolidated financial statements at the unrealized gain or loss on the financial instrument.

The categorization of investments amongst Levels 1 through 3 does not reflect the fact that many of the underlying investments held by the Investment Funds included in Level 3, if owned directly by the Master Fund, may be classified as Level 1 or Level 2 investments.

The following table is a summary of quantitative information about significant unobservable valuation inputs for Level 3 fair value measurements for investments held as of December 31, 2012:

	Fair Value as of December 31, 2012	Valuation Technique	Liquidity of Investments	Adjustments To NAV**
Investments
Investment Funds
Passive Foreign Investment Companies
Event Driven	$79,014	NAV as Practical Expedient *	N/A	None
Top Down Alpha	10,977,250	NAV as Practical Expedient *	Monthly or Greater	None
Bottom Up Alpha	13,568,799	NAV as Practical Expedient *	Quarterly or Greater	None

Total Investments	$24,625,063

*	Unobservable valuation input.
**

Amounts represent adjustments, if any, made to NAV provided by the investment manager or administrator of the Investment Funds. Adjustments to the practical expedient NAV may be made under certain circumstances including, but not limited to, the following:

the practical expedient NAV received is not as of the Master Fund’s measurement date; it is probable that the Investment Fund will be sold at a value significantly different than the reported expedient NAV; it is determined by the Board Valuation Committee that the Investment Fund is not being valued at fair value by the Investment Fund manager.

The Master Fund discloses transfers between levels based on valuations at the end of the reporting period. Transfers that occurred between Levels 2 and 3 as of December 31, 2012, based on levels assigned to investments on December 31, 2011, are included in the table below. Transfers between Levels 2 and 3 in the fair

45

SALIENT ALTERNATIVE STRATEGIES MASTER FUND

Notes to Consolidated Financial Statements, continued

December 31, 2012

value hierarchy generally relate to changes in liquidity provisions of the Investment Funds. The following is a reconciliation of Level 3 investments based on the inputs used to determine fair value:

	Investments
	Balance as of December 31, 2011	Transfers Out	Gross Purchases	Gross Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Balance as of December 31, 2012
Passive Foreign Investment Companies
Event Driven	$13,797,082	$—	$—	$(13,991,971)	$146,742	$127,161	$79,014
Top Down Alpha	48,488,106	(13,885,875)	—	(27,880,164)	(1,193,057)	5,448,240	10,977,250
Bottom Up Alpha	67,158,158	(28,434,627)	11,500,000	(40,520,259)	1,068,880	2,796,647	13,568,799
Tactical Credit	6,503,672	(1,497,291)	—	(5,103,064)	138,188	(41,505)	—

Total Investments	$135,947,018	$(43,817,793)	$11,500,000	$(87,495,458)	$160,753	$8,330,543	$24,625,063

The net realized gain (loss) and change in unrealized appreciation/depreciation in the table above are reflected in the accompanying Consolidated Statement of Operations. The change in unrealized appreciation/depreciation from Level 3 investments held at December 31, 2012 is $3,602,981.

The Master Fund is permitted to invest in alternative investments that may not have a readily determinable fair value. For an investment that does not have a readily determinable fair value, the Master Fund uses the NAV reported by the Investment Fund as a practical expedient, without further adjustment, unless it is probable that the investment will be sold at a value significantly different than the reported NAV. If the practical expedient NAV is not as of the reporting entity’s measurement date, then the NAV is adjusted to reflect any significant events that would materially affect the value of the security and the NAV of the Master Fund as of the valuation date.

Certain Investment Funds in which the Master Fund invests have limitations on liquidity which may result in limitations on redemptions including, but not limited to, early redemption fees. The Investment Funds in which the Master Fund invests have withdrawal rights ranging from monthly to annually after a maximum of a two year lock-up period from the date of the initial investment or an additional investment. A listing of the investments held by the Master Fund and their attributes as of December 31, 2012, that may qualify for this valuation approach is shown in the table below.

Investment Category	Investment Strategy	Fair Value (in 000's)	Redemption Frequency*	Notice Period (in Days)*		Redemption Restrictions and Terms*
Event Driven(a)	Seek to profit from companies expecting to face major corporate events.	$79	Quarterly		65	None
Top Down Alpha(b)	Designed to deliver positive returns from investments that attempt to extract excess return from certain markets or sub-markets.	24,863	Monthly - Annually	≤	90	None
Bottom Up Alpha(c)	Invest simultaneously in long and short positions across various asset classes.	42,003	Monthly - Annually		30-90	None
		$66,945

*

The information summarized in the table above represents the general terms for a majority of the investments in Investment Funds within the specified investment category. Individual Investment Funds may have terms that are

46

SALIENT ALTERNATIVE STRATEGIES MASTER FUND

Notes to Consolidated Financial Statements, continued

December 31, 2012

different than the general terms indicated for the investment category as a whole. In addition, most Investment Funds have the flexibility, as provided for in their constituent documents, to modify and/or waive such terms.

(a)

This category includes Investment Funds that invest in securities of companies that are facing a major corporate event. Investments in this category include common and preferred equities as well as debt of companies where the managers expect certain events to occur including mergers, acquisitions, restructurings, spin-offs or significant litigation.

(b)

This category includes Investment Funds that utilize strategies that attempt to extract excess return from certain markets or sub-markets. Investments in this category may include futures contracts, domestic and foreign equity securities, and commodities.

(c)

This category includes Investment Funds that invest in an identified security or group of securities that are undervalued or overvalued relative to another security or security group. Investments under this category may include derivatives, commodities, fixed income securities, and long and short equity strategies.

The following is a summary of the fair value as percentage of net assets and liquidity provisions for all investments in other Investment Funds constituting greater than 5% of net assets as of December 31, 2012:

Passive Foreign Investment Companies:	Fair Value as % of Net Assets	Redemption Frequency	Redemption Restrictions and Terms
Alphabet Offshore Fund, Ltd.	7.84%	Quarterly	None
Blue Mountain Credit Alternatives Fund, Ltd.	7.42%	Quarterly	25% per Quarter
BTG Pactual Global Emerging Markets, Ltd.	5.75%	Quarterly	None
D.E. Shaw Heliant International Fund, L.P.	12.02%	Monthly	8.33% per Month
Hudson Bay Overseas Fund, Ltd.	9.00%	Quarterly	None
Millenium International, Ltd.	6.75%	Quarterly	25% per Quarter & 0-1 year; 4% early redemption fee
MKP Opportunity Offshore, Ltd.	8.83%	Monthly	None
Saba Capital Offshore Fund, Ltd.	12.32%	Quarterly	0-1 year lock-up period

(4) SHAREHOLDERS ACCOUNTS

(a) ISSUANCE OF COMMON SHARES

Upon receipt from an eligible investor of an initial or additional application for Common Shares, which will generally be accepted as of the first day of each month, the Master Fund will issue new Common Shares. The Common Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any state. The Master Fund issues Common Shares only in private placement transactions in accordance with Regulation D or other applicable exemptions under the Securities Act. No public market exists for the Common Shares, and none is expected to develop. The Master Fund is not required, and does not intend, to hold annual meetings of its shareholders. The Common Shares are subject to substantial restrictions on transferability and resale and may not be transferred or resold except as permitted under the Master Fund’s Declaration of Trust.

The Master Fund reserves the right to reject any applications for Common Shares. The $526,525 in subscriptions received in advance as of December 31, 2012 represents subscriptions for the Master Fund Common Shares received prior to the January 2013 closing.

(b) REPURCHASE OF COMMON SHARES

A shareholder will not be eligible to have the Master Fund repurchase all or any portion of its Common Shares at the shareholder’s discretion at any time. The Adviser expects that it will recommend to the Board that

47

SALIENT ALTERNATIVE STRATEGIES MASTER FUND

Notes to Consolidated Financial Statements, continued

December 31, 2012

the Master Fund offer to repurchase Common Shares each calendar quarter, pursuant to written tenders by shareholders. However, the Board retains the sole discretion to accept or reject the recommendation of the Adviser and to determine the amount of Common Shares, if any, that will be purchased in any tender offer that it does approve. In the event Common Shares are repurchased, there will be a substantial period of time between the date as of which shareholders must accept the Master Fund’s offer to repurchase their Common Shares and the date they can expect to receive payment for their Common Shares from the Master Fund.

(5) INVESTMENTS IN PORTFOLIO SECURITIES

(a) INVESTMENT ACTIVITY

As of December 31, 2012, the Master Fund held investments in Investment Funds, securities and other derivatives.

For the year ended December 31, 2012, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were $13,535,724 and $103,961,212, respectively.

(b) INVESTMENT FUND LIQUIDITY

Certain Investment Funds in which the Master Fund invests have restrictions on liquidity which may result in limitations or restrictions on redemptions including, but not limited to, early redemption fees. The Investment Funds in which the Master Fund invests have withdrawal rights ranging from monthly to annually after a maximum of a two year lock-up period from the date of the initial or additional investment. Investment Funds may, depending on the Investment Fund’s governing documents, have the ability to deny or delay a redemption request.

(6) FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

In the normal course of business, the Investment Funds in which the Master Fund invests may trade various derivative securities and other financial instruments, and may enter into various investment activities with off-balance sheet risk both as an investor and as a principal. The Master Fund’s risk of loss in these Investment Funds is limited to the value of its investment in such Investment Funds. In addition, by investing directly in derivative instruments, the Master Fund is subject to credit risk with respect to the net amount expected to be received from the other party. The Master Fund may be negatively impacted if the other party defaults or fails to perform its obligations under such agreement.

(7) DUE FROM BROKERS

The Master Fund conducts business with brokers for its investment activities. The clearing and depository operations for the investment activities are performed pursuant to agreements with the brokers. The Master Fund is subject to credit risk to the extent any broker with whom the Master Fund conducts business is unable to deliver cash balances or securities, or clear security transactions on the Master Fund’s behalf. The Master Fund monitors the financial condition of the brokers with which the Master Fund conducts business and believes the likelihood of loss under the aforementioned circumstances is remote.

(8) ADMINISTRATION AGREEMENT

In consideration for administrative, accounting, and recordkeeping services, the Master Fund pays the Independent Administrator a monthly administration fee based on the month end, aggregate, net asset value of

48

SALIENT ALTERNATIVE STRATEGIES MASTER FUND

Notes to Consolidated Financial Statements, continued

December 31, 2012

the Master Fund and its feeder funds (each a “Fund” and collectively, the “Funds”) (net of any Fund’s net asset value invested in another Fund) (the “Fund’s NAV”). The Master Fund pays its pro rata share of total administration fees based on its proportionate net asset value to the aggregate net asset value of all Funds. The Funds are charged, on an annual basis, 6 basis points on the Fund’s NAV of up to $2 billion, 5 basis points on the Fund’s NAV between the amounts of $2 billion and $5 billion, 2 basis points on the Fund’s NAV between the amounts of $5 billion and $15 billion and 1.25 basis points on the Fund’s NAV over $15 billion. The Independent Administrator also provides the Master Fund with legal, compliance, transfer agency, and other investor related services at an additional cost.

(9) RELATED PARTY TRANSACTIONS

In consideration of the advisory and other services provided by the Adviser to the Master Fund, the Master Fund pays the Adviser an investment management fee (the “Investment Management Fee”), calculated and accrued monthly, and payable quarterly in arrears, equal to 0.0625% (0.75% annually) of the Master Fund’s net asset value determined at the end of each month. For the year ended December 31, 2012, $897,968 was incurred for Investment Management Fees.

(10) INDEBTEDNESS OF THE FUND

As a fundamental policy, the Master Fund may borrow money or issue any senior security, to the extent permitted under the 1940 Act, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time for the purpose of making investments, funding repurchases of Master Fund Common Shares and for other working capital and general Master Fund purposes.

For purposes of the Master Fund’s investment restrictions and certain investment limitations under the 1940 Act, including for example, the Master Fund’s leverage limitations, the Master Fund will not “look through” Investment Funds in which the Master Fund invests. Investment Funds may also use leverage, whether through borrowings, futures, or other derivative products and are not subject to the Master Fund’s investment restrictions. However, such borrowings by Investment Funds are without recourse to the Master Fund and the Master Fund’s risk of loss is limited to its investment in such Investment Funds. The Master Fund may be required to pledge assets when borrowing, which in the event of an uncured default, could affect the Master Fund’s operations, including preventing the Master Fund from conducting a repurchase of its shares. In addition, the terms of any borrowing may impose certain investment restrictions on the Master Fund. The rights of any lenders to the Master Fund to receive payments of interest or repayments of principal will be senior to those of the shareholders, and the terms of any borrowings may contain provisions that limit certain activities of the Master Fund.

The Master Fund maintains a line of credit agreement (the “Loan Agreement”) with Deutsche Bank Aktiengesellschaft which provides a $40,000,000 credit facility, with available borrowing capacity subject to collateral allocation ratios as defined in the Loan Agreement. Borrowings under the Loan Agreement are secured by the Master Fund’s investments. The Loan Agreement provides for interest accruing on any borrowed amounts at the three-month London Interbank Offered Rate plus a spread of 1.75% per annum, payable quarterly in arrears. The average amount of borrowings during the year ended December 31, 2012 was $20,468,655. The weighted average interest rate paid on the line of credit on borrowings during the year ended December 31, 2012 was 2.39%. The asset coverage ratio per unit, per one thousand dollars of indebtedness, is $3,711. The current credit facility agreement expires on September 28, 2016.

49

SALIENT ALTERNATIVE STRATEGIES MASTER FUND

Notes to Consolidated Financial Statements, continued

December 31, 2012

(11) FINANCIAL HIGHLIGHTS

	Year Ended December 31, 2012 (Consolidated)	Year Ended December 31, 2011	For the period from February 1, 2010 through December 31, 2010[1]
Per share operating performance:
Net asset value, beginning of period	$960.24	$997.18	$1,000.00
Income (loss) from operations:
Net investment loss	(11.96)[2]	(7.39)[2]	(12.51)
Net realized and unrealized gain (loss) from investments	95.62 [2]	(13.60)[2]	24.16

Net increase (decrease) resulting from operations	83.66	(20.99)	11.65
Distributions	(63.32)	(15.95)	(14.47)

Total	20.34	(36.94)	(2.82)

Net asset value, end of period	$980.58	$960.24	$997.18

Net investment loss to average net assets[3]	(1.20)%	(0.74)%	(1.32)%

Total operating expenses to average net assets[3,4]	1.72%	1.42%	1.42%

Portfolio turnover[5]	11.65%[6]	54.92%	57.50%

Total return[7]	8.71%	(2.11)%	1.16%

Net assets, end of period (000s)	$91,295	$125,916	$99,974

Asset coverage per $1,000 unit of senior indebtedness[8]	$3,711
Short-term borrowings, end of period (000s)	$33,672

1	The Master Fund commenced operations on February 1, 2010.
2	Calculated using average shares.
3	Ratios are calculated by dividing the indicated amount by average net assets measured at the end of each month during the period. Ratios have been annualized for periods less than twelve months.
4	Expense ratios do not include expenses of the acquired funds that are paid indirectly by the Master Fund as a result of its ownership of the Investment Funds.
5	Not annualized for periods less than twelve months.
6	The portfolio turnover rate significantly changed from the prior period due to a change in investment strategy that includes investing in short-term derivative instruments.
7	Total return is calculated for the shareholders taken as a whole. Total return is not annualized for periods less than twelve months.
8

Calculated by subtracting the Master Fund’s total liabilities (not including borrowings) from the Master Fund’s total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

(12) SUBSEQUENT EVENTS

The Master Fund accepts initial or additional applications for Common Shares generally as of the first day of the month. Investor subscriptions for Common Shares totaled approximately $526,525 for January 2013.

50

SALIENT ALTERNATIVE STRATEGIES MASTER FUND

Notes to Consolidated Financial Statements, continued

December 31, 2012

Based on the net assets of the Master Fund, the Adviser recommended to the Board that a tender offer in an amount up to $17,600,000 be made for the quarter ending March 31, 2013 to those shareholders who elect to tender their Common Shares prior to the expiration of the tender offer period. The Board approved such recommendation and shareholders in the Master Fund were notified of a tender offer with a February 21, 2013 expiration date and approximately $11 million was tendered.

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the consolidated financial statements were issued. Based on this evaluation, no adjustments were required to the consolidated financial statements as of December 31, 2012.

51

SALIENT ALTERNATIVE STRATEGIES MASTER FUND

Supplemental Information

December 31, 2012

(Unaudited)

Trustees and Officers

The Master Fund’s operations are managed under the direction and oversight of the Board. Each Trustee serves for an indefinite term or until he or she reaches mandatory retirement, if any, as established by the Board. The Board appoints the officers of the Master Fund who are responsible for the Master Fund’s day-to-day business decisions based on policies set by the Board. The officers serve at the pleasure of the Board.

The Trustees and officers of the Master Fund may also be trustees or officers of some or all of the other registered investment companies managed by the Adviser or its affiliates (the “Fund Complex”). The tables below show, for each Trustee and officer, his or her full name, address and age (as of December 31, 2012), the position held with the Master Fund, the length of time served in that position, his or her principal occupations during the last five years, the number of portfolios in the Fund Complex overseen by the Trustee, and other directorships held by such Trustee.

Compensation for Trustees

The Master Fund, Salient Alternative Strategies Fund and Salient Alternative Strategies I Fund together pay each of the Trustees who is not an “interested person” of the Adviser, as defined in the 1940 Act (the “Independent Trustees”) an annual retainer of $20,000, which is paid quarterly, and such compensation shall encompass attendance and participation at all Board meetings, and any Committee meetings thereof, including telephonic meetings. In the interest of retaining Independent Trustees of the highest quality, the Board intends to periodically review such compensation and may modify it as the Board deems appropriate.

Interested Trustees

Name, Address and Age	Position(s) Held	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
John A. Blaisdell(1) Age: 52 Address: c/o Salient Alternative Strategies Fund 4265 San Felipe, Suite 800, Houston, TX 77027	Trustee (Since 2010); Principal Executive Officer (Since 2011)	Member, Investment Committee of the Adviser, since 2002; Managing Director of Salient, since 2002	7	The Endowment Funds (investment companies) (five funds) since 2004; Salient MF Trust (investment company) (two funds) since 2012; Salient Midstream & MLP Fund (investment company) since 2012; Salient MLP & Energy Infrastructure Fund (investment company) since 2011

52

SALIENT ALTERNATIVE STRATEGIES MASTER FUND

Supplemental Information, continued

December 31, 2012

(Unaudited)

Name, Address and Age	Position(s) Held	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Jeremy Radcliffe(1) Age: 38 Address: c/o Salient Alternative Strategies Fund 4265 San Felipe, Suite 800, Houston, TX 77027	Trustee; Secretary (Since 2010)	Member, Investment Committee of the Adviser, since 2002; Managing Director of Salient, since 2002	5	The Endowment Funds (investment companies) (five funds) since 2010; Salient MF Trust (investment company) (two funds) since 2012; Salient MLP & Energy Infrastructure Fund (investment company) since 2011

(1)

This person’s status as an “interested” trustee arises from his affiliation with Salient Advisors, L.P. (“Salient”), which itself is an affiliate of the Master Fund, Salient Alternative Strategies Fund and Salient Alternative Strategies I Fund.

Independent Trustees

Name, Address and Age	Position(s) Held	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Karin B. Bonding, CFA Age: 73 Address: c/o Salient Alternative Strategies Fund 4265 San Felipe, Suite 800, Houston, TX 77027	Trustee (Since 2010)	Lecturer, University of Virginia, since 1996; President of Capital Markets Institute, Inc. (fee- only financial planner and investment advisor) since 1996	7	The Endowment Funds (investment companies) (five funds) since 2010; Salient MF Trust (investment company) (two funds) since 2012; Salient Midstream & MLP Fund (investment company) since 2012; Salient MLP & Energy Infrastructure Fund (investment company) since 2011; Brandes Investment Trust (investment companies) (four funds) 2006-2012; Credit Suisse Alternative Capital Funds (investment companies) (six funds) 2005-2010

53

SALIENT ALTERNATIVE STRATEGIES MASTER FUND

Supplemental Information, continued

December 31, 2012

(Unaudited)

Name, Address and Age	Position(s) Held	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Jonathan P. Carroll Age: 51 Address: c/o Salient Alternative Strategies Fund 4265 San Felipe, Suite 800, Houston, TX 77027	Trustee (Since 2010)	President of Lazarus Financial LLC (holding company) since 2006; private investor for the past six years	7	The Endowment Funds (investment companies) (five funds) since 2004; Salient MF Trust (investment company) (two funds) since 2012; Salient Midstream & MLP Fund (investment company) since 2012; Salient MLP & Energy Infrastructure Fund (investment company) since 2011
Dr. Bernard Harris Age: 56 Address: c/o Salient Alternative Strategies Fund 4265 San Felipe, Suite 800, Houston, TX 77027	Trustee (Since 2010)	Chief Executive Officer and Managing Partner, Vesalius Ventures, Inc (venture investing), since 2002; President of The Space Agency (marketing), since 1999; President of The Harris Foundation (non- profit), since 1998; clinical scientist, flight surgeon and astronaut for NASA, 1986 to 1996	7	The Endowment Funds (investment companies) (five funds) since 2009; Salient MF Trust (investment company) (two funds) since 2012; Salient Midstream & MLP Fund (investment company) since 2012; Salient MLP & Energy Infrastructure Fund (investment company) since 2011; AG Technologies, since 2009; ZOO SCORE “Counselors to America’s Small Business”, since 2009; Greater Houston Community Foundation, 2004-2009; Monebo Technologies Inc., since 2009; The National Math and Science Initiative, and Space Agency, since 2008; Communities in Schools, since 2007; American Telemedicine Association, since 2007; Sterling Bancshares, Inc., since 2007; RMD Networks, Inc., since 2006; BioHouston, since 2006; U.S. Physical Therapy, Inc., since 2005; Houston Technology Center, since 2004; Houston Angel Network, since 2004; The Harris Foundation, Inc., since 1998

54

SALIENT ALTERNATIVE STRATEGIES MASTER FUND

Supplemental Information, continued

December 31, 2012

(Unaudited)

Name, Address and Age	Position(s) Held	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Richard C. Johnson Age: 75 Address: c/o Salient Alternative Strategies Fund 4265 San Felipe, Suite 800, Houston, TX 77027	Trustee (Since 2010)	Senior Counsel (retired) for Baker Botts LLP (law firm) since 2002; Managing Partner, Baker Botts, 1998 to 2002; practiced law at Baker Botts, 1966 to 2002 (1972 to 2002 as a partner)	7	The Endowment Funds (investment companies) (five funds) since 2004; Salient MF Trust (investment company) (two funds) since 2012; Salient Midstream & MLP Fund (investment company) since 2012; Salient MLP & Energy Infrastructure Fund (investment company) since 2011
G. Edward Powell Age: 76 Address: c/o Salient Alternative Strategies Fund 4265 San Felipe, Suite 800, Houston, TX 77027	Trustee (Since 2010)	Principal of Mills & Stowell (private equity) since 2002. Principal, Innovation Growth Partners (consulting), since 2002; Consultant to emerging and middle market businesses, 1994-2002; Managing Partner, PriceWaterhouse & Co. (Houston Office, 1982 to 1994)	7	The Endowment Funds (investment companies) (five funds) since 2004; Salient MF Trust (investment company) (two funds) since 2012; Salient Midstream & MLP Fund (investment company) since 2012; Salient MLP & Energy Infrastructure Fund (investment company) since 2011; Therapy Track, LLC, since 2009; Global Water Technologies, Inc.; Datavox Holdings, Inc.; Energy Services International, Inc., since 2004

55

SALIENT ALTERNATIVE STRATEGIES MASTER FUND

Supplemental Information, continued

December 31, 2012

(Unaudited)

Name, Address and Age	Position(s) Held	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Scott E. Schwinger Age: 47 Address: c/o Salient Alternative Strategies Fund 4265 San Felipe, Suite 800, Houston, TX 77027	Trustee (Since 2010)	President, The McNair Group (management), since 2006; Senior Vice President and Chief Financial Officer, the Houston Texans (professional football team) (1999)	7	The Endowment Funds (investment companies) (five funds) since 2004; Salient MF Trust (investment company) (two funds) since 2012; Salient Midstream & MLP Fund (investment company) since 2012; Salient MLP & Energy Infrastructure Fund (investment company) since 2011; The Make-A-Wish Foundation, since 2008; YES Prep Public Schools, since 2001

Officers of the Fund Who Are Not Trustees

Name, Address and Age	Position(s) Held with the Fund	Principal Occupation(s) During the Past 5 Years
Paul Bachtold Age: 39 Address: c/o Salient Alternative Strategies Fund 4265 San Felipe, Suite 800, Houston, TX 77027	Chief Compliance Officer (Since 2010)	Chief Compliance Officer, Salient (since 2010); Consultant, Chicago Investment Group (compliance consulting), 2009-2010; US Compliance Manager, Barclays Global Investors, 2005-2008;
John E. Price Age: 45 Address: c/o Salient Alternative Strategies Fund 4265 San Felipe, Suite 800, Houston, TX 77027	Treasurer; Principal Financial Officer (Since 2010)	Managing Director and Chief Financial Officer, Adviser, since 2003; Partner, Managing Director and Chief Financial Officer, Salient, since 2003

56